UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017

Ivy Funds Variable Insurance Portfolios

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.    REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2011

Ivy Funds Variable Insurance Portfolios

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Asset Strategy

Balanced

Bond

Core Equity

Dividend Opportunities

Energy

Global Bond

Global Natural Resources

Growth

High Income

International Core Equity

International Growth

Limited-Term Bond

Micro Cap Growth

Mid Cap Growth

Money Market

Real Estate Securities

Science and Technology

Small Cap Growth

Small Cap Value

Value

CONTENTS

Ivy Funds VIP

2	ANNUAL REPORT	2011

PRESIDENT’S LETTER

Ivy Funds VIP	DECEMBER 31, 2011 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder:

Since our last report to you, the economic recovery has continued, albeit slowly, while the financial markets recorded some of their most rapid moves since the financial crisis of 2008. Investors around the globe became increasingly cautious, driven by fears of another global economic downturn. Lower confidence and greater uncertainty brought significant market volatility most of the calendar year.

Several important and unusual events slowed growth during the period, including one of the worst natural disasters of our time in Japan in March. Supply chain disruptions from this event reverberated around the world. However, Japan’s economy did recover more quickly than forecast and major manufacturers were returning to normal output by mid-2011. A protracted debate in the U.S. about an extension of the debt ceiling, increasing concerns about slowing economic growth in China and other emerging markets, and the deepening European debt crisis added to uncertainty. Political unrest intensified in the Middle East and North Africa during the so-called “Arab Spring,” causing oil prices to rise sharply.

Fears about U.S. economic growth rose in August when Standard & Poor’s issued a downgrade of the U.S.’s credit rating to below AAA and the Federal Reserve reduced its assessment for growth. Markets responded swiftly, staging a sharp decline. The economic recovery, however, surprisingly began to regain traction toward year end. U.S. gross domestic product (GDP) growth was 2.8 percent for the final calendar quarter of 2011, compared to 1.8 percent in the third quarter, 1.3 percent in the second quarter, and 0.4 percent in the first quarter of the calendar year.

Against this volatile but improving backdrop, the S&P 500 Index gained 2.11 percent in the year ended Dec. 31, 2011, while international markets, as represented by the MSCI EAFE Index, declined 12.11 percent during the period. By contrast, fixed-income markets, as measured by the Citigroup Broad Investment Grade Index, returned 7.85 percent over the period.

Numerous issues remain, including government debt and budget problems here and in the euro zone, Middle East unrest and politics in Europe and the U.S. Nonetheless, we see some important positive trends. Economic indicators in the U.S. are still improving. Unemployment is still too high, but job creation is looking better. Interest rates are still low, Federal Reserve and government policy is accommodative, and many companies are reporting high levels of available cash and strong profits.

These conditions, combined with very reasonable stock valuations, provide an environment in which historically equities have fared very well. Given no unexpected setbacks, the probabilities are for a better experience for investors in the coming year than that realized in 2011.

Economic Snapshot

	12/31/11	12/31/10
S&P 500 Index	1,257.60	1,257.64
MSCI EAFE Index	1,412.55	1,658.29
Citigroup Broad Investment Grade Index (annualized yield to maturity)	1.97%	2.81%
U.S. unemployment rate	8.5%	9.4%
30-year fixed mortgage rate	4.0%	4.7%
Oil price per barrel	$98.83	$91.55

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust and partnership, and encourage you to share in our optimism for the future.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds Variable Insurance Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2011	ANNUAL REPORT	3

ILLUSTRATION OF PORTFOLIO EXPENSES

Ivy Funds VIP	(UNAUDITED)

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2011.

Actual Expenses

The first section in the following table provides information about actual investment values and actual expenses. You may use the information in this section, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical investment values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

4	ANNUAL REPORT	2011

ILLUSTRATION OF PORTFOLIO EXPENSES

Ivy Funds VIP	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Portfolio	Beginning Account Value 6-30-11	Ending Account Value 12-31-11	Expenses Paid During Period*	Beginning Account Value 6-30-11	Ending Account Value 12-31-11	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Pathfinder Aggressive	$1,000	$918.70	$0.38	$1,000	$1,024.86	$0.40	0.07%
Pathfinder Conservative	$1,000	$978.70	$0.30	$1,000	$1,024.90	$0.30	0.06%
Pathfinder Moderate	$1,000	$949.90	$0.19	$1,000	$1,025.02	$0.20	0.04%
Pathfinder Moderately Aggressive	$1,000	$932.30	$0.19	$1,000	$1,025.02	$0.20	0.04%
Pathfinder Moderately Conservative	$1,000	$966.30	$0.20	$1,000	$1,024.97	$0.20	0.05%
Asset Strategy	$1,000	$864.90	$4.66	$1,000	$1,020.22	$5.05	0.99%
Balanced	$1,000	$969.70	$4.92	$1,000	$1,020.18	$5.05	1.00%
Bond	$1,000	$1,048.50	$3.99	$1,000	$1,021.34	$3.94	0.77%
Core Equity	$1,000	$930.90	$4.63	$1,000	$1,020.44	$4.85	0.95%
Dividend Opportunities	$1,000	$911.10	$4.78	$1,000	$1,020.16	$5.05	1.00%
Energy	$1,000	$854.50	$5.75	$1,000	$1,019.01	$6.26	1.23%
Global Bond	$1,000	$996.60	$2.70	$1,000	$1,022.53	$2.73	0.53%
Global Natural Resources	$1,000	$779.90	$6.14	$1,000	$1,018.33	$6.96	1.36%
Growth	$1,000	$962.30	$4.71	$1,000	$1,020.37	$4.85	0.96%
High Income	$1,000	$1,000.80	$4.50	$1,000	$1,020.72	$4.55	0.89%
International Core Equity	$1,000	$836.40	$5.51	$1,000	$1,019.23	$6.06	1.19%
International Growth	$1,000	$870.70	$5.43	$1,000	$1,019.43	$5.86	1.15%
Limited-Term Bond	$1,000	$1,015.70	$3.83	$1,000	$1,021.38	$3.84	0.76%
Micro Cap Growth	$1,000	$886.80	$6.23	$1,000	$1,018.57	$6.66	1.32%
Mid Cap Growth	$1,000	$909.60	$5.54	$1,000	$1,019.42	$5.86	1.15%
Money Market	$1,000	$1,000.10	$1.30	$1,000	$1,023.95	$1.32	0.25%
Real Estate Securities	$1,000	$958.80	$6.46	$1,000	$1,018.65	$6.66	1.30%
Science and Technology	$1,000	$884.10	$5.46	$1,000	$1,019.44	$5.86	1.14%
Small Cap Growth	$1,000	$813.50	$5.17	$1,000	$1,019.52	$5.76	1.13%
Small Cap Value	$1,000	$877.00	$5.54	$1,000	$1,019.35	$5.96	1.16%
Value	$1,000	$886.20	$4.72	$1,000	$1,020.16	$5.05	1.00%
*	Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2011, and divided by 365.

(1)	This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only.

2011	ANNUAL REPORT	5

MANAGEMENT DISCUSSION

Pathfinder Portfolios	(UNAUDITED)

Michael L. Avery	Below, Michael L. Avery, portfolio manager of each of the five Ivy Funds VIP Pathfinder Portfolios, discusses positioning, performance and results for the fiscal year ended December 31, 2011. Mr. Avery has managed each Pathfinder Portfolio since the inception in March 2008. He has 33 years of industry experience.

Performance Summary

As of December 31, 2011	One-year total returns
Ivy Funds VIP Pathfinder Aggressive	–4.15%
Ivy Funds VIP Pathfinder Conservative	0.75%
Ivy Funds VIP Pathfinder Moderate	–1.46%
Ivy Funds VIP Pathfinder Moderately Aggressive	–3.02%
Ivy Funds VIP Pathfinder Moderately Conservative	0.00%

Benchmarks

S&P 500 Index	2.11%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Citigroup Broad Investment Grade Index	7.85%
(generally reflects the performance of the bond market)
Citigroup Short-Term Index for 1 Month Certificates of Deposit	0.21%
(generally reflects cash)

Past performance is not necessarily indicative of future performance. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report.

Please note that the Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, each Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because each Portfolio invests in multiple asset classes.

Uncertainty in volatile markets

Equity markets were volatile in the 12-month period ended December 31, 2011. Investors around the globe became increasingly risk averse, driven by fears of another global economic downturn, which reduced confidence. In addition, several factors converged to slow economic growth, including one of the worst natural disasters of our time in Japan in March. Supply chain disruptions from this earthquake and its aftermath had an impact around the world. Japan’s economy, however, recovered more quickly than forecast and major manufacturers were returning to normal output by mid-year.

The contentious debate in the U.S. Congress about an extension of the debt ceiling, which came to a head in late summer; the increasing concerns about slowing economic growth in China and other emerging markets; and the deepening European sovereign debt crisis all caused further market uncertainty and disruption. Political unrest intensified in the Middle East and

North Africa during the year, prompting government changes in several countries and driving oil prices higher early in the period. These often-violent conflicts further unsettled financial markets. Fears about U.S. economic growth increased in late summer after Standard & Poor’s downgraded the U.S. credit rating from its AAA level for the first time in history. U.S. Treasury bonds continued their rally to much lower yields, despite the credit downgrade.

U.S. equity markets turned even more volatile in the third quarter, giving back most of the gains made early in the year as fears increased about Europe’s debt crisis, the U.S. credit downgrade and the global economy. Based on the S&P 500 Index, equities did not reach a classic “bear market” — defined as a 20 percent decline — but did fall meaningfully during the July-August period. Markets ultimately shrugged off the U.S. credit downgrade, however, and the U.S. continued to be considered a safe-haven currency investment option through the year. The bond market in August also saw the beginnings of this “flight to quality” take place, and Treasury bonds rallied significantly through the end of September, keeping yields low.

The equities rallied again in the fourth quarter as continued strength in corporate profits and improving U.S. economic data outweighed the ongoing concerns about eurozone debt and the slowing growth rates in emerging markets. Global equity market correlations remained at elevated levels late in the year, highlighting the fact that macro events continued to affect stock prices as much as, if not more than, individual company fundamentals. The U.S. economy did continue to grow during 2011, but slowly. Actions late in the year by the European Central Bank in response to the region’s sovereign debt crisis amounted to aggressive monetary easing. While these moves were welcomed, the markets at year-end still awaited a long-term resolution to the crisis, especially for Greece.

Equity markets search for direction as fixed income gains

The Pathfinder Portfolios navigated a challenging fiscal year in both the equity and fixed-income markets. The gains in underlying Portfolios that focus on fixed-income investments did not fully offset the negative performance of the underlying Portfolios invested in equities, which were hit particularly hard during the year. However, the highly volatile domestic equities market overall had a very small gain for the year, as demonstrated by the S&P 500 Index return.

6	ANNUAL REPORT	2011

The top-performing underlying Portfolio during the period was Ivy Funds VIP Bond, although the performance of that fund differed significantly between the first six months and the last six months of the fiscal year. Interest rates rose in early 2011 and Ivy Funds VIP Bond benefited from its shorter duration. But this underlying Portfolio was late to lengthen its duration at the start of the Treasury bond rally in March. By May, that underlying Portfolio had a longer duration and it participated in the bond rally that continued until the end of September. The higher credit quality of this underlying Portfolio protected it from much of the credit sell off that occurred at the end of the third quarter. In addition, the underlying Ivy Funds VIP Limited-Term Bond contributed positive performance in the period, based on similar market and economic factors.

Of the underlying Portfolios focused on equities, only Ivy Funds VIP Growth had positive performance for the fiscal year, matching the return of the S&P 500 Index. Large-cap stocks generally fared better than the smaller cap stocks for the year, and the large-cap growth asset class posted strong relative performance when compared with these smaller cap stocks. Ivy Funds VIP Growth underperformed its benchmark in part because of its underweight positions in the relatively strong-performing consumer staples and health care sectors, as well as a modest cash position during the equities market rally in the fourth quarter. Stock selection in this underlying Portfolio generally was solid for the year, with the primary exception being the energy sector, where key oil service holdings underperformed. The difference in performance between large-cap and smaller cap stocks also was evident in the negative returns for the Ivy Funds VIP Small Cap Value and Ivy Funds VIP Small Cap Growth. These underlying Portfolios underperformed the S&P 500 Index and were the biggest individual detractors from performance overall in the Pathfinder Portfolios. Weakness in the consumer staples and health care sectors contributed to the negative returns in the small-cap growth component, as did poor security selection in the financials and consumer discretionary sectors in the small-cap value component.

In general, quarterly rebalancing was completed among the underlying Portfolios to conform the actual allocations to the target allocations for each Pathfinder Portfolio. However, there were revisions in the target allocations for all the Pathfinder Portfolios in the third quarter. These changes were focused on becoming slightly more defensive, given gains in fixed-income markets and continued volatility in equity markets, especially outside the U.S. The allocations for all Pathfinder Portfolios were increased slightly in an underlying fixed-income Portfolio and decreased by a matching amount in the underlying international equity Portfolio.

Potential for improving outlook

Despite a “double-dip” scare early in the year, a recession did not return to the U.S. in 2011 and we do not expect one in 2012. Amid the changing news and uncertainty, with many investors selling on the lows or holding cash at historically low rates, we’ve seen something behind the headlines: Economic fundamentals in the U.S. are steadily improving. And this is leading to a more positive outlook for the year. Recent data on housing, auto sales, employment and business/consumer confidence have been encouraging. The Federal Reserve has indicated it will keep interest rates at current levels in the coming year and beyond, which means money will remain very inexpensive.

U.S. politics will be of major importance during the year and attract considerable market attention. Regardless of the outcome of the election, however, we think the U.S. will need to move toward more fiscal responsibility and less monetary easing over the long term.

When fixed-income investors perceive that U.S. inflationary pressures are building, leading to an expected future rise in interest rates, we think they will be forced to move out of fixed- income investments or face the risk of leaving money tied up in investments paying comparatively low yields. If this reallocation occurs, we think equities are likely to benefit, particularly in relation to fixed-income investments.

We continue to see potential opportunity with investments that stand to benefit from the expanding middle-class populations in emerging markets. We think these populations in countries such as China, India, Russia and Brazil will continue to try to create a higher standard of living. Such countries will require vast amounts of infrastructure and increasingly productive economies to reach this goal. We think these trends are likely to drive consumer discretionary companies and infrastructure companies serving these markets. Looking forward, we expect easing interest rates and monetary policies in the emerging markets in 2012. We believe this combination of factors could be a favorable development for our investments in companies focused on the emerging markets.

Past performance is not a guarantee of future results. As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. These and other risks are more fully described in each Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any Ivy Funds VIP Pathfinder Portfolio.

2011	ANNUAL REPORT	7

PORTFOLIO HIGHLIGHTS

Pathfinder Portfolios	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Pathfinder Aggressive – Asset Allocation

Ivy Funds VIP Limited-Term Bond	15.0%
Ivy Funds VIP Growth	14.9%
Ivy Funds VIP International Core Equity	13.4%
Ivy Funds VIP Dividend Opportunities	12.3%
Ivy Funds VIP International Growth	10.8%
Ivy Funds VIP Bond	10.1%
Ivy Funds VIP Small Cap Value	8.2%
Ivy Funds VIP Value	7.0%
Ivy Funds VIP Mid Cap Growth	5.1%
Ivy Funds VIP Small Cap Growth	3.1%
Cash and Cash Equivalents	0.1%

Pathfinder Conservative – Asset Allocation

Ivy Funds VIP Bond	34.9%
Ivy Funds VIP Money Market	19.6%
Ivy Funds VIP Dividend Opportunities	17.3%
Ivy Funds VIP Limited-Term Bond	9.9%
Ivy Funds VIP Growth	6.9%
Ivy Funds VIP International Core Equity	4.8%
Ivy Funds VIP Value	2.0%
Ivy Funds VIP Mid Cap Growth	2.0%
Ivy Funds VIP Small Cap Value	1.0%
Ivy Funds VIP Small Cap Growth	1.0%
Cash and Cash Equivalents	0.6%

Pathfinder Moderate – Asset Allocation

Ivy Funds VIP Bond	20.1%
Ivy Funds VIP Dividend Opportunities	15.4%
Ivy Funds VIP Limited-Term Bond	14.9%
Ivy Funds VIP Growth	9.9%
Ivy Funds VIP Money Market	9.9%
Ivy Funds VIP International Core Equity	7.7%
Ivy Funds VIP International Growth	6.9%
Ivy Funds VIP Value	5.0%
Ivy Funds VIP Small Cap Value	4.1%
Ivy Funds VIP Mid Cap Growth	4.0%
Ivy Funds VIP Small Cap Growth	2.0%
Cash and Cash Equivalents	0.1%

Pathfinder Moderately Aggressive – Asset Allocation

Ivy Funds VIP Dividend Opportunities	15.4%
Ivy Funds VIP Bond	15.0%
Ivy Funds VIP Limited-Term Bond	14.9%
Ivy Funds VIP Growth	9.9%
Ivy Funds VIP International Growth	9.8%
Ivy Funds VIP International Core Equity	9.6%
Ivy Funds VIP Small Cap Value	7.2%
Ivy Funds VIP Mid Cap Growth	5.1%
Ivy Funds VIP Value	5.0%
Ivy Funds VIP Money Market	4.9%
Ivy Funds VIP Small Cap Growth	3.1%
Cash and Cash Equivalents	0.1%

Pathfinder Moderately Conservative – Asset Allocation

Ivy Funds VIP Bond	30.2%
Ivy Funds VIP Dividend Opportunities	15.4%
Ivy Funds VIP Money Market	14.8%
Ivy Funds VIP Limited-Term Bond	9.9%
Ivy Funds VIP Growth	8.9%
Ivy Funds VIP Value	5.0%
Ivy Funds VIP International Growth	4.9%
Ivy Funds VIP International Core Equity	4.8%
Ivy Funds VIP Mid Cap Growth	4.0%
Ivy Funds VIP Small Cap Value	1.0%
Ivy Funds VIP Small Cap Growth	1.0%
Cash and Cash Equivalents	0.1%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

8	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Portfolios	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

2011	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Portfolios	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

10	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Portfolios	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)	Pathfinder Aggressive	Pathfinder Conservative	Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative
1-year period ended 12-31-11	-4.15%	0.75%	-1.46%	-3.02%	0.00%
5-year period ended 12-31-11	—	—	—	—	—
10-year period ended 12-31-11	—	—	—	—	—
Since inception of Portfolio(4) through 12-31-11	1.04%	2.75%	1.63%	1.93%	2.56%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	3-4-08 for Pathfinder Aggressive, Pathfinder Moderate and Pathfinder Moderately Aggressive, 3-12-08 for Pathfinder Moderately Conservative and 3-13-08 for Pathfinder Conservative (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2011	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2011

Pathfinder Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Bond	1,134	$6,582
Ivy Funds VIP Dividend Opportunities	1,246	8,064
Ivy Funds VIP Growth	958	9,764
Ivy Funds VIP International Core Equity	598	8,778
Ivy Funds VIP International Growth	903	7,093
Ivy Funds VIP Limited-Term Bond	1,942	9,775
Ivy Funds VIP Mid Cap Growth	397	3,322
Ivy Funds VIP Small Cap Growth (A)	216	2,016
Ivy Funds VIP Small Cap Value	369	5,382
Ivy Funds VIP Value	827	4,609

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$65,385
(Cost: $67,981)

SHORT-TERM SECURITIES – 0.1%	Principal
Master Note
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (B)	$92	$92

(Cost: $92)

TOTAL INVESTMENT SECURITIES – 100.0%		$65,477
(Cost: $68,073)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(8)

NET ASSETS – 100.0%		$65,469

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$65,385	$—	$—
Short-Term Securities	—	92	—
Total	$65,385	$92	$—

Pathfinder Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Bond	5,318	$30,862
Ivy Funds VIP Dividend Opportunities	2,362	15,289
Ivy Funds VIP Growth	599	6,107
Ivy Funds VIP International Core Equity	287	4,211
Ivy Funds VIP Limited-Term Bond	1,736	8,736
Ivy Funds VIP Mid Cap Growth	212	1,778
Ivy Funds VIP Money Market	17,349	17,349
Ivy Funds VIP Small Cap Growth (A)	96	899
Ivy Funds VIP Small Cap Value	62	901
Ivy Funds VIP Value	317	1,765

TOTAL AFFILIATED MUTUAL FUNDS – 99.4%		$87,897
(Cost: $84,963)

SHORT-TERM SECURITIES – 0.2%	Principal
Master Note
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (B)	$145	$145

(Cost: $145)

TOTAL INVESTMENT SECURITIES – 99.6%		$88,042
(Cost: $85,108)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		356

NET ASSETS – 100.0%		$88,398

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$87,897	$—	$—
Short-Term Securities	—	145	—
Total	$87,897	$145	$—

See Accompanying Notes to Financial Statements.

12	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2011

Pathfinder Moderate

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Bond	20,136	$116,870
Ivy Funds VIP Dividend Opportunities	13,810	89,408
Ivy Funds VIP Growth	5,675	57,830
Ivy Funds VIP International Core Equity	3,044	44,667
Ivy Funds VIP International Growth	5,108	40,131
Ivy Funds VIP Limited-Term Bond	17,253	86,833
Ivy Funds VIP Mid Cap Growth	2,817	23,572
Ivy Funds VIP Money Market	57,484	57,484
Ivy Funds VIP Small Cap Growth (A)	1,276	11,915
Ivy Funds VIP Small Cap Value	1,639	23,876
Ivy Funds VIP Value	5,248	29,236

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$581,822
(Cost: $564,424)

SHORT-TERM SECURITIES – 0.1%	Principal
Master Note
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (B)	$719	$719

(Cost: $719)

TOTAL INVESTMENT SECURITIES – 100.0%		$582,541
(Cost: $565,143)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(172)

NET ASSETS – 100.0%		$582,369

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$581,822	$—	$—
Short-Term Securities	—	719	—
Total	$581,822	$719	$—

Pathfinder Moderately Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Bond	18,749	$108,818
Ivy Funds VIP Dividend Opportunities	17,140	110,960
Ivy Funds VIP Growth	7,046	71,808
Ivy Funds VIP International Core Equity	4,729	69,376
Ivy Funds VIP International Growth	9,063	71,203
Ivy Funds VIP Limited-Term Bond	21,422	107,815
Ivy Funds VIP Mid Cap Growth	4,370	36,570
Ivy Funds VIP Money Market	35,690	35,690
Ivy Funds VIP Small Cap Growth (A)	2,374	22,176
Ivy Funds VIP Small Cap Value	3,559	51,857
Ivy Funds VIP Value	6,515	36,297

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$722,570
(Cost: $712,827)

SHORT-TERM SECURITIES – 0.2%	Principal
Master Note
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (B)	$1,359	$1,359

(Cost: $1,359)

TOTAL INVESTMENT SECURITIES – 100.1%		$723,929
(Cost: $714,186)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(705)

NET ASSETS – 100.0%		$723,224

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$722,570	$—	$—
Short-Term Securities	—	1,359	—
Total	$722,570	$1,359	$—

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2011

Pathfinder Moderately Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Bond	10,035	$58,246
Ivy Funds VIP Dividend Opportunities	4,587	29,698
Ivy Funds VIP Growth	1,696	17,288
Ivy Funds VIP International Core Equity	632	9,278
Ivy Funds VIP International Growth	1,212	9,524
Ivy Funds VIP Limited-Term Bond	3,822	19,234
Ivy Funds VIP Mid Cap Growth	935	7,828
Ivy Funds VIP Money Market	28,651	28,651
Ivy Funds VIP Small Cap Growth (A)	212	1,978
Ivy Funds VIP Small Cap Value	136	1,983
Ivy Funds VIP Value	1,744	9,713

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$193,421
(Cost: $187,364)

SHORT-TERM SECURITIES – 0.1%	Principal
Master Note
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (B)	$97	$97

(Cost: $97)

TOTAL INVESTMENT SECURITIES – 100.0%		$193,518
(Cost: $187,461)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		168

NET ASSETS – 100.0%		$193,686

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$193,421	$—	$—
Short-Term Securities	—	97	—
Total	$193,421	$97	$—

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Asset Strategy	(UNAUDITED)

Below, Michael L. Avery and Ryan F. Caldwell, portfolio managers of Ivy Funds VIP Asset Strategy, discuss positioning, performance and results for the fiscal year ended December 31, 2011. Mr. Avery has managed the Portfolio for 15 years and has 33 years of industry experience. Mr. Caldwell has managed the Portfolio for five years and has 14 years of industry experience.
Michael L. Avery	Ryan F. Caldwell

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Asset Strategy	–7.21%
Benchmark(s) and/or Lipper Category
S&P 500 Index	2.11%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Citigroup Broad Investment Grade Index	7.85%
(generally reflects the performance of the bond market)
Citigroup Short-Term Index for 1 Month Certificates of Deposit	0.21%
(generally reflects cash)
Lipper Variable Annuity Global Flexible Portfolio Funds Universe Average	–1.95%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

Uncertainty in volatile markets

Equity markets were volatile in the 12-month period ended December 31, 2011. Investors around the globe became increasingly risk averse, driven by fears of another global economic downturn, which reduced confidence. In addition, several factors converged to slow economic growth, including one of the worst natural disasters of our time in Japan in March. Supply chain disruptions from the event and its aftermath were felt around the world. Japan’s economy, however, recovered more quickly than forecast and major manufacturers were returning to normal output by mid-year.

The contentious debate in the U.S. Congress about an extension of the debt ceiling, increasing concerns about slowing economic growth in China and other emerging markets, and the deepening European sovereign debt crisis added to market uncertainty. Political unrest intensified in the Middle East and North Africa during the year, prompting government changes in several countries and further unsettling financial markets. Fears about the U.S. political process increased in late summer after Standard & Poor’s downgraded the U.S. credit rating from its AAA level for the first time in history. Markets ultimately shrugged off the change, and the U.S. continued to be considered a safe-haven currency investment option through the remainder of the year.

U.S. equity markets rallied sharply in the fourth quarter as continued strength in corporate profits and improving U.S. economic data outweighed the ongoing concerns about eurozone debt and the slowing growth rates in emerging markets. Stock correlations remained at elevated levels late in the year, highlighting the fact that macro events continued to affect stock prices as much as, if not more than, individual company fundamentals. The U.S. economy did continue to grow during 2011, but slowly. Actions late in the year by the European Central Bank in response to the region’s sovereign debt crisis amounted to aggressive monetary easing, and it provided loans to several eurozone countries, including Spain and Italy. While these moves were welcomed, the markets at year-end still awaited a long-term resolution to the crisis.

Emphasis on equities

Throughout the period, the Portfolio allocated the majority of its assets to equities, which we deemed most attractive in the current environment from an asset class perspective. The Portfolio’s underperformance during the period compared to its S&P 500 Index benchmark primarily reflected the poor performance of individual securities. Based on our analysis, equities appeared inexpensive relative to bonds and that conclusion is one important factor for the Portfolio favoring equities over long-duration, fixed-income securities. As a result, the Portfolio had no material holdings in such securities during the year, leading to the underperformance compared to the benchmark bond index. We continue to think that extreme risk aversion has driven up the price of assets that are perceived to be safe and has driven down the price of assets that may participate in future growth. In the intermediate to longer term, we do not see U.S. dollar-based fixed income as a safe haven and anticipate higher volatility and more risk than the market is assigning with U.S. interest rates at historic lows. More widely, the Portfolio’s continued focus on investments that stand to benefit from expanding middle-class populations in emerging market countries made it susceptible to the equity declines in some of those markets during the period. The declines accelerated as Europe’s debt crisis intensified and as officials in China and Brazil delayed action until the latter half of the year to ease monetary policy. China’s market declined 22 percent in the year and Brazil’s fell 18 percent, compared with the U.S. market’s gain of more than 2 percent (based on the S&P 500 Index). Several foreign financial-related holdings — including China Pacific Insurance (Group) Co. Ltd., Itau Unibanco Holding S.A.

2011	ANNUAL REPORT	15

in Brazil and BOC Hong Kong (Holdings) Limited — detracted from performance relative to the benchmark and reflected the sharp declines in the Chinese and Brazilian equity markets, compared with the slight gain in U.S. equities markets as shown in the benchmark. The Portfolio no longer holds Itau Unibanco Holding S.A. or BOC Hong Kong (Holdings) Limited.

Most of the largest individual detractors to performance during the period consisted of technology stocks, along with the China-related equities described above. The Portfolio was slightly overweight in the information technology sector, compared with the benchmark index, although sector holdings are secondary to individual security selection. But holdings in this sector overall were a drag on performance. Key examples included NetApp Inc., Juniper Networks, Inc., and Broadcom Corporation, which all detracted from performance. All remain in the Portfolio, but collectively represent less than five percent of total holdings.

Most of the Portfolio’s largest equity positions overall contributed positive returns to performance for the period. Apple Inc.’s shares gained during the year and led all other stocks in Portfolio contribution. Two other positions in the Portfolio — Sands China, Ltd. and Wynn Resorts, Limited — also ranked among the top five equity contributors to Portfolio performance. Those stocks remain among the 10 leading positions in the Portfolio, along with ConocoPhillips, a global energy producer that appears poised to benefit from the expanding demand among emerging market middle-class consumers. Volkswagen AG also remained among the 10 largest holdings; the bulk of its growth came from increased consumption in China and the rest of the emerging world. While sector positions are a byproduct of the Portfolio’s individual security selection, the high weighting in consumer discretionary stocks contributed positively to performance, as did the overall low weighting in financial stocks.

Gold bullion was the Portfolio’s largest single holding during the year and was its leading positive performance contributor; however, that contribution was not sufficient to offset holdings that detracted from total performance during the period. The role of gold in the Portfolio remains as it has for an extended period, namely a hard currency alternative to flexible fiat currencies.

The premiums paid for hedging positions contributed to the Portfolio’s underperformance versus the S&P 500 during the year. However, for most of the year, we had little equity hedging in place, primarily because of our positive views on the Portfolio’s equity holdings and the high cost of equity hedging. At year end, the Portfolio had no hedges in place on equity positions and had hedged the majority of its exposure to the euro in anticipation of euro currency weakness as a result of continued uncertainty associated with the sovereign debt crisis.

Potential for improving outlook

Despite a “double-dip” scare early in the year, a recession did not return to the U.S. in 2011 and we do not expect one in 2012. The Federal Reserve has said it will keep interest rates at current levels in the coming year and beyond, which means money will remain very inexpensive. When fixed-income investors perceive that U.S. inflationary pressures are building, leading to a future rise in interest rates, we think they will be forced to move out of fixed-income investments or face the risk of leaving money tied up in investments paying comparatively low yields. If this reallocation occurs, we think equities are likely to benefit, particularly in relation to fixed-income investments. We continue to focus on consolidating the Portfolio’s assets in stocks in which we have the highest conviction and on those investments that stand to benefit from the expanding middle-class populations in emerging markets. China’s economy has been the target of a “hard landing” scare, but we see no evidence of that on the horizon. Looking forward, we expect easing monetary policies in emerging-market countries in 2012, which could be a favorable development for the Portfolio’s investments in companies focused there.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

The Portfolio may allocate from 0-100 percent of its assets between stocks, bonds and short-term instruments, across domestic and foreign securities; therefore, the Portfolio may invest up to 100 percent of its assets in foreign securities. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

With regards to fixed-income securities in which the Portfolio may invest, these are subject to interest rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise.

Because the Portfolio may concentrate its investments, the Portfolio may experience greater volatility than an investment with greater diversification. The Portfolio may use short-selling or derivatives to hedge various instruments, for risk management purposes or to increase investment income or gain in the Portfolio. These techniques involve additional risk. Investing in physical commodities, such as gold, exposes the Portfolio to other risk considerations such as potentially severe share price fluctuations over short periods of time. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Asset Strategy.

16	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Asset Strategy	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	80.2%
Consumer Discretionary	30.5%
Information Technology	17.3%
Energy	14.2%
Financials	7.3%
Industrials	6.3%
Consumer Staples	2.1%
Telecommunication Services	1.3%
Materials	1.2%
Bullion (Gold)	12.5%
Purchased Options	0.3%
Bonds	0.3%
Corporate Debt Securities	0.2%
United States Government and Government Agency Obligations	0.1%
Cash and Cash Equivalents	6.7%

Country Weightings

North America	43.1%
United States	43.1%
Europe	19.3%
Germany	7.6%
Other Europe	11.7%
Pacific Basin	18.0%
China	11.9%
Hong Kong	3.7%
Other Pacific Basin	2.4%
Bullion (Gold)	12.5%
South America	0.1%
Cash and Cash Equivalents and Options	7.0%

Top 10 Equity Holdings

Company	Country	Sector
Wynn Resorts, Limited	United States	Consumer Discretionary
ConocoPhillips	United States	Energy
Sands China Ltd.	China	Consumer Discretionary
Apple Inc.	United States	Information Technology
Volkswagen AG	Germany	Consumer Discretionary
Compagnie Financiere Richemont S.A.	Switzerland	Consumer Discretionary
Baidu.com, Inc., ADR	China	Information Technology
Cognizant Technology Solutions Corporation, Class A	United States	Information Technology
Starwood Hotels & Resorts Worldwide, Inc.	United States	Consumer Discretionary
ASML Holding N.V., Ordinary Shares	Netherlands	Information Technology

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	17

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Asset Strategy	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	-7.21%
5-year period ended 12-31-11	6.16%
10-year period ended 12-31-11	10.14%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

18	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands) DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Apparel, Accessories & Luxury Goods – 3.9%
Compagnie Financiere Richemont S.A. (A)	632	$31,971
LVMH Moet Hennessy – Louis Vuitton (A)	28	4,007
Prada S.p.A. (A)(B)	400	1,809
Prada S.p.A. (A)(B)(C)	1,875	8,484

		46,271

Asset Management & Custody Banks – 2.1%
Blackstone Group L.P. (The)	1,214	17,011
KKR & Co. L.P.	595	7,629

		24,640

Automobile Manufacturers – 5.0%
Bayerische Motoren Werke AG (A)	315	21,122
Hyundai Motor Company (A)(B)	124	23,136
Porsche Automobil Holding SE (A)	283	15,140

		59,398

Broadcasting – 1.8%
CBS Corporation, Class B	806	21,872

Casinos & Gaming – 11.6%
Las Vegas Sands, Inc. (B)	112	4,769
Sands China Ltd. (A)(B)	3,136	8,863
Sands China Ltd. (A)(B)(C)	13,604	38,448
Wynn Macau, Limited (A)	7,187	18,044
Wynn Macau, Limited (A)(C)	839	2,106
Wynn Resorts, Limited	612	67,665

		139,895

Communications Equipment – 1.4%
Juniper Networks, Inc. (B)	844	17,232

Computer Hardware – 3.1%
Apple Inc. (B)	92	37,098

Computer Storage & Peripherals – 1.0%
NetApp, Inc. (B)	314	11,385

Construction & Farm Machinery & Heavy Trucks – 3.8%
AB Volvo, Class B (A)	1,064	11,643
Caterpillar Inc.	211	19,089
Cummins Inc.	164	14,418

		45,150

Diversified Banks – 0.0%
Standard Chartered plc (A)	9	191

Diversified Metals & Mining – 1.2%
Freeport-McMoRan Copper & Gold Inc., Class B	218	8,035
Rio Tinto Limited (A)	102	6,291

		14,326

Hotels, Resorts & Cruise Lines – 2.2%
Starwood Hotels & Resorts Worldwide, Inc.	545	26,163

Industrial Conglomerates – 1.7%
Hutchison Whampoa Limited, Ordinary Shares (A)	2,376	19,900

COMMON STOCKS (Continued)	Shares	Value

Integrated Oil & Gas – 6.7%
ConocoPhillips	756	$55,053
Occidental Petroleum Corporation	197	18,450
StatoilHydro ASA (A)	246	6,314

		79,817

Integrated Telecommunication Services – 1.3%
Vivendi Universal (A)	708	15,502

Internet Software & Services – 5.1%
Baidu.com, Inc., ADR (B)	266	31,023
Google Inc., Class A (B)	22	14,210
Tencent Holdings Limited (A)	805	16,180

		61,413

Investment Banking & Brokerage – 0.9%
CITIC Securities Company Limited, H Shares (A)(B)(C)	6,664	10,965

IT Consulting & Other Services – 2.5%
Cognizant Technology Solutions Corporation, Class A (B)	459	29,486

Life & Health Insurance – 2.2%
AIA Group Limited (A)	2,102	6,561
AIA Group Limited (A)(C)	5,558	17,354
Ping An Insurance (Group) Company of China, Ltd., A Shares (A)	351	1,920

		25,835

Marine – 0.8%
A.P. Moller – Maersk A/S (A)	2	9,904

Mortgage REITs – 0.8%
American Capital Agency Corp.	336	9,424

Multi-Line Insurance – 1.3%
China Pacific Insurance (Group) Co. Ltd., H Shares (A)	5,604	15,947

Oil & Gas Drilling – 2.1%
Seadrill Limited (A)	751	25,115

Oil & Gas Equipment & Services – 5.4%
Halliburton Company	672	23,183
National Oilwell Varco, Inc.	309	21,023
Schlumberger Limited	307	20,978

		65,184

Restaurants – 1.5%
Starbucks Corporation	400	18,381

Semiconductor Equipment – 2.1%
ASML Holding N.V., Ordinary Shares (A)	607	25,517

Semiconductors – 0.9%
Broadcom Corporation, Class A	375	11,016

Systems Software – 1.2%
Oracle Corporation	569	14,590

2011	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2011

COMMON STOCKS (Continued)	Shares	Value

Tobacco – 2.1%
Philip Morris International Inc.	313	$24,564

TOTAL COMMON STOCKS – 75.7%		$906,181
(Cost: $807,264)

PREFERRED STOCKS
Automobile Manufacturers – 4.5%
Volkswagen AG (A)	243	36,451
Volkswagen AG (A)(C)	114	17,138

TOTAL PREFERRED STOCKS – 4.5%		$53,589
(Cost: $35,364)
PURCHASED OPTIONS	Number of Contracts (Unrounded)
Baidu.com, Inc., ADR:
Call $140.00, Expires 3-19-12	100	29
Call $145.00, Expires 3-19-12	100	21
Call $155.00, Expires 3-19-12, OTC (Ctrpty: JP Morgan Securities LLC)	92	9
Blackstone Group L.P. (The),
Call $16.00, Expires 3-19-12, OTC (Ctrpty: Deutsche Banc Alex. Brown Inc.)	772	25
CBS Corporation, Class B:
Call $27.00, Expires 3-19-12, OTC (Ctrpty: UBS Securities LLC)	724	145
Call $28.00, Expires 3-19-12	402	60
Call $28.00, Expires 3-19-12, OTC (Ctrpty: UBS Securities LLC)	722	108
Euro (Currency):
Put $1.33, Expires 2-27-12, OTC (Ctrpty: Deutsche Banc Alex. Brown Inc.)	1	1,219
Put $1.33, Expires 3-1-12, OTC (Ctrpty: Deutsche Banc Alex. Brown Inc.)	1	1,239
Las Vegas Sands, Inc.:
Call $46.00, Expires 3-19-12, OTC (Ctrpty: Deutsche Banc Alex. Brown Inc.)	483	102
Call $48.00, Expires 3-19-12, OTC (Ctrpty: Morgan Stanley Smith Barney LLC)	401	59
Call $48.00, Expires 3-19-12	80	12
Volkswagen AG:
Call EUR140.00, Expires 2-21-12, OTC (Ctrpty: JP Morgan Securities LLC)(D)	94	10
Call EUR130.00, Expires 3-19-12, OTC (Ctrpty: Morgan Stanley Smith Barney LLC)(D)	188	87
Call EUR140.00, Expires 3-19-12, OTC (Ctrpty: Deutsche Banc Alex. Brown Inc.)(D)	370	81

TOTAL PURCHASED OPTIONS – 0.3%		$3,206
(Cost: $3,692)

CORPORATE DEBT SECURITIES	Principal	Value

Automobile Manufacturers – 0.1%
Toyota Motor Credit Corporation, 5.030%, 1-18-15 (E)	$1,050	$1,041

Homebuilding – 0.0%
Desarrolladora Homex, S.A. de C.V., 7.500%, 9-28-15	327	319

Independent Power Producers & Energy Traders – 0.1%
CESP – Companhia Energetica de Sao Paulo, 9.750%, 1-15-15 (C)(D)	BRL1,550	1,178

TOTAL CORPORATE DEBT SECURITIES – 0.2%		$2,538
(Cost: $2,094)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 0.1%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.500%, 9-15-17 (F)	$1,389	99
5.000%, 11-15-17 (F)	97	4
5.000%, 4-15-19 (F)	315	14
5.000%, 11-15-22 (F)	21	—	*
5.500%, 3-15-23 (F)	271	31
5.000%, 5-15-23 (F)	107	2
5.000%, 8-15-23 (F)	121	4
5.500%, 4-15-25 (F)	1	—	*
5.500%, 10-15-25 (F)	710	96
5.500%, 2-15-30 (F)	6	—	*
5.000%, 8-15-30 (F)	32	—	*
5.500%, 3-15-31 (F)	133	3
6.000%, 11-15-35 (F)	433	70
Federal National Mortgage Association Agency REMIC/CMO:
5.500%, 6-25-23 (F)	348	43
5.000%, 8-25-23 (F)	156	6
5.000%, 11-25-23 (F)	239	14
5.000%, 9-25-30 (F)	18	—	*
5.500%, 8-25-33 (F)	505	69
5.500%, 4-25-34 (F)	924	130
5.500%, 11-25-36 (F)	1,315	185
Government National Mortgage Association Agency REMIC/CMO:
5.000%, 1-20-30 (F)	2	—	*
5.000%, 6-20-31 (F)	394	12
5.500%, 3-20-32 (F)	323	27
5.000%, 7-20-33 (F)	178	16
5.500%, 11-20-33 (F)	730	69
5.500%, 6-20-35 (F)	607	109
5.500%, 7-20-35 (F)	450	62
5.500%, 10-16-35 (F)	291	49

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.1%		$1,114
(Cost: $2,326)

20	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2011

BULLION – 12.5%	Troy Ounces	Value

Gold	96	$149,617

(Cost: $99,937)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 6.7%
Campbell Soup Co., 0.170%, 1–23–12 (G)	$1,060	1,060
Clorox Co., 0.390%, 1–20–12 (G)	7,000	6,998
Colgate-Palmolive Company:
0.010%, 1–17–12 (G)	5,000	5,000
0.010%, 1–18–12 (G)	4,008	4,008
Diageo Capital plc (GTD by Diageo plc), 0.540%, 1–3–12 (G)	3,000	3,000
Google Inc., 0.040%, 1–27–12 (G)	5,000	5,000
Heinz (H.J.) Finance Co. (GTD by Heinz (H.J.) Co.), 0.310%, 1–20–12 (G)	7,000	6,999
Intel Corporation, 0.020%, 1–5–12 (G)	10,000	9,999
John Deere Canada ULC (GTD by Deere & Company), 0.080%, 2–8–12 (G)	4,000	4,000

SHORT-TERM SECURITIES (Continued)	Principal	Value
McCormick & Co. Inc.:
0.160%, 1–9–12 (G)	$3,000	$3,000
0.150%, 1–19–12 (G)	3,000	3,000
PacifiCorp,
0.430%, 1–3–12 (G)	5,000	5,000
Straight-A Funding, LLC (GTD by Federal Financing Bank):
0.090%, 1–12–12 (G)	10,000	9,999
0.110%, 1–12–12 (G)	8,000	8,000
Wisconsin Electric Power Co.:
0.210%, 1–4–12 (G)	3,000	3,000
0.210%, 1–6–12 (G)	2,000	2,000

		80,063

Master Note – 0.0%
Toyota Motor Credit Corporation,
0.136%, 1–3–12 (H)	257	257

TOTAL SHORT-TERM SECURITIES – 6.7%		$80,320
(Cost: $80,320)

TOTAL INVESTMENT SECURITIES – 100.0%		$1,196,565
(Cost: $1,030,997)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		131

NET ASSETS – 100.0%		$1,196,696

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at December 31, 2011:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Deutsche Bank AG	22,100	3-13-12	$1,556	$—
Sell	Euro	Morgan Stanley International	12,000	3-14-12	778	—
Sell	Euro	Goldman Sachs International	30,000	6-15-12	2,113	—

					$4,447	$—

The following written options were outstanding at December 31, 2011 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price(D)	Premium Received	Market Value
Baidu.com, Inc., ADR:	N/A	Put	100	March 2012	$115.00	$111	$(101)
	N/A	Put	100	March 2012	120.00	91	(126)
	JP Morgan Securities LLC	Put	92	March 2012	125.00	96	(143)
Blackstone Group L.P. (The)	Deutsche Banc Alex. Brown Inc.	Put	772	March 2012	13.00	77	(68)
CBS Corporation, Class B:	UBS Securities LLC	Put	724	March 2012	22.00	116	(38)
	N/A	Put	402	March 2012	23.00	60	(28)
	UBS Securities LLC	Put	722	March 2012	23.00	151	(51)
Euro (Currency):	Deutsche Banc Alex. Brown Inc.	Put	1	February 2012	1.25	397	(330)
	Deutsche Banc Alex. Brown Inc.	Call	1	February 2012	1.38	519	(69)
	Deutsche Banc Alex. Brown Inc.	Put	1	March 2012	1.25	411	(353)
	Deutsche Banc Alex. Brown Inc.	Call	1	March 2012	1.38	519	(79)
Freeport-McMoRan Copper & Gold Inc., Class B	Goldman, Sachs & Company	Put	360	January 2012	34.00	27	(27)
Volkswagen AG:	JP Morgan Securities LLC	Put	94	February 2012	EUR115.00	67	(80)
	Morgan Stanley Smith Barney LLC	Put	188	March 2012	110.00	187	(159)
	Deutsche Banc Alex. Brown Inc.	Put	185	March 2012	115.00	232	(210)
	Goldman, Sachs & Company	Put	185	March 2012	115.00	222	(210)

						$3,283	$(2,072)

2011	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands) DECEMBER 31, 2011

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the total value of these securities amounted to $95,673 or 8.0% of net assets.

(D)	Principal amount and exercise prices are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real and EUR - Euro).

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(F)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(G)	Rate shown is the yield to maturity at December 31, 2011.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$288,843	$23,136	$—
Other Sectors	594,202	—	—
Total Common Stocks	$883,045	$23,136	$—
Preferred Stocks	53,589	—	—
Purchased Options	122	3,084	—
Corporate Debt Securities	—	2,538	—
United States Government Agency Obligations	—	1,114	—
Bullion	149,617	—	—
Short-Term Securities	—	80,320	—
Total	$1,086,373	$110,192	$—
Forward Foreign Currency Contracts	$—	$4,447	$—
Liabilities
Written Options	$255	$1,817	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

OTC = Over the Counter

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment Funds	Corporate Debt Securities
Beginning Balance 1-1-11	$1,593	$1,026
Net realized gain (loss)	(1,285)	—
Net change in unrealized appreciation (depreciation)	389	—
Purchases	—	—
Sales	(697)	—
Transfers into Level 3 during the period	—	—
Transfers out of Level 3 during the period	—	(1,026)
Ending Balance 12-31-11	$—	$—
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-11	$—	$—

Country Diversification
(as a % of net assets)
United States	43.1%
China	11.9%
Germany	7.6%
Hong Kong	3.7%
Switzerland	2.7%
Norway	2.6%

Country Diversification
(as a % of net assets)
Netherlands	2.1%
South Korea	1.9%
France	1.6%
Sweden	1.0%
Other Countries	2.3%
Other+	19.5%

+Includes gold bullion, options, cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

22	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Balanced	(UNAUDITED)

Cynthia P. Prince-Fox	Below, Cynthia P. Prince-Fox, portfolio manager of Ivy Funds VIP Balanced, discusses positioning, performance and results for the fiscal year ended December 31, 2011. She has managed the Portfolio since 1994 and has 28 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Balanced	3.31%
Benchmark(s) and/or Lipper Category
S&P 500 Index	2.11%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Citigroup Treasury/Govt Sponsored/Credit Index	8.58%
(generally reflects the performance of securities in the bond market)
Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average	–1.56%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

Key drivers

The Portfolio’s strong performance relative to its Lipper category was driven equally by strong stock and sector selection. The main driver in stock selection came from our consumer staples area. In sector selection, we were significantly underweight financials and it was also the worst performing sector in the S&P 500 Index. From an asset allocation standpoint, both asset classes played a key role in the overall performance of the Portfolio. Positive returns in the equity portion of the Portfolio augmented the bond side in what turned out to be a rough ride for most equity investors. The bond portion slightly underperformed the Citigroup Treasury/Government Sponsored/Credit Index because long-term government treasuries outperformed and the Portfolio was underweight. Through the first half of the year, we had positioned the Portfolio to be more pro-cyclical, favoring stocks in the industrial and energy sectors. We pared back the Portfolio’s exposure to these areas as sentiment-driven swings in the market were abrupt and frequent as investors reacted to the many macroeconomic reports from various economies around the globe. We remained skeptical of Europe’s ability to fix its problems without more pain, but found it impossible to handicap the depth and timing of that pain.

An interesting view

Equity markets spent most of the year reacting to the sovereign debt crisis in Europe and worrying about rising inflation and a possible economic slowdown in China. While these events made for a highly volatile and challenging environment on a global basis, the U.S. equity markets posted some of the best returns for the calendar year. As the year proved to be volatile, we stood by our long-term themes. This strategy helped us avoid getting whipsawed by the markets and resulted in the Portfolio’s equity portfolio performing well against the S&P 500 index in 2011.

Optimism first half, uncertainty the second

Our optimism at the start of the year was based on economic evidence that pointed toward acceleration in business activity and increasing confidence among consumers and corporations. Small business optimism rose to a three-year high and retail sales were better than expected as we entered 2011. Consumer confidence had climbed to a six-month high by mid-year, according to a University of Michigan survey. Durable goods orders and personal income and spending also provided confirmation that the expansion was self-sustaining. This optimism was quickly pushed to the sidelines as we witnessed the Standard & Poor’s downgrade of the U.S. in August and the euro sovereign debt crisis moved to the “breaking news” flash on a daily basis. As this crisis unfolded, our baseline assumption was that the U.S. economy was not headed for a double dip, barring a financial crisis similar to 2008. Our belief is based on the assumption that what typically drives us into recession is an excess or overheating in different areas of the economy. When reviewing big-ticket spending (housing, autos, etc.), it’s hard to find overheating as housing hasn’t recovered and is so small relative to gross domestic product (GDP). It would also be hard to get a drop in construction large enough to push GDP lower. Also, while autos have been one of the few bright spots in spending, scrappage rates for autos are still well above the selling rate. In other words, there are fewer cars on the road than three years ago.

Success on the fast-food front

Top contributors to overall performance were names that fell into either the consumer discretionary or consumer staples sectors. While the economy continued to muddle along, consumers were willing to spend on things that they placed the greatest personal value, such as electronic gadgets, cosmetics and aspirational

2011	ANNUAL REPORT	23

branded apparel. One of the highlights for the year, and a top contributor, was McDonald’s Corporation. In 2011, “The Golden Arches” actually turned out to be “golden” as McDonald’s Corporation was the best performing Dow Jones industrial stock for the year. The company’s success can be contributed to a number of factors. One was certainly its continued success internationally, both in developed and developing markets. Another however, was quite surprising as a great deal of the company’s strength came from the U.S. where McDonald’s Corporation has successfully rolled out a number of key new products that exploit well-established categories like coffee, oatmeal and smoothies.

Another key contributor to overall Portfolio performance was Apple Inc., and it has been for a number of years. We were greatly saddened by the passing of Steve Jobs. When Steve resigned as CEO in August of this year the announcement provided a signal to the world that the end appeared to be near. Given this news, it was our belief that the market had largely come to terms with the fact that his death was imminent. Steve left behind a strategic plan that likely includes product plans for at least the next three to five years. We believe there is not a more capable CEO replacement than Tim Cook. Also, the design and marketing teams behind Steve have operated flawlessly for almost a decade. We remain an investor in Apple Inc.

Energy lagged

Detractors from performance were found in financials and energy. While the Portfolio was significantly underweight financials, our holdings also experienced meaningful declines as the regulatory environment, the global sovereign debt crisis and low prevailing interest rates proved to be headwinds throughout the year. For energy, we saw twin wildcards — the European economy and Mideast instability — making a directional call difficult in the near-term. Given our attempt to reduce the pro-cyclical stance in the Portfolio, we did pare back the exposure to energy. However, our underlying fundamental, thesis-premised view on rising global demand and constraints to both OPEC and non-OPEC supply remains very much intact. Our key area of focus was in oil service as the industry is more levered to the price of oil vs. natural gas, there appears to be improvement in Gulf of Mexico activity and oil prices aren’t coming off a super spike that hurt economic demand, as was the case in 2008.

Remain focused for the long-term

As we look back on 2011, we are constantly reminded of the global financial crisis of 2008 and 2009. On the surface, the pronounced market volatility and uncertainty that it produced seems eerily similar to what we have experienced this year. However, the current environment offers some distinct and important differences in our view. Three years ago, companies were faced with declining economic growth and heavy debt burdens. Though market volatility this year has mirrored the 2008-09 period, companies are in much better condition today than they were then. Balance sheets are also in far better shape today than in 2008, especially given the strong credit markets that have allowed companies to issue debt at very attractive long-term rates. In turn, companies are raising dividends and buying in their own stock. This is in stark contrast to 2008, when a large number of companies had to cut or eliminate their dividend and stock buyback programs. While we remain cognizant of the uncertain global economic landscape, we remain focused on our process of finding investments that offer attractive return potential over the long-term.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Balanced.

24	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Balanced	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	67.2%
Consumer Discretionary	15.0%
Consumer Staples	14.6%
Information Technology	11.7%
Energy	7.3%
Health Care	5.4%
Industrials	5.3%
Financials	4.3%
Telecommunication Services	1.5%
Materials	1.1%
Utilities	1.0%
Bonds	29.0%
Corporate Debt Securities	17.0%
United States Government and Government Agency Obligations	11.5%
Other Government Securities	0.5%
Cash and Cash Equivalents	3.8%

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
ConocoPhillips	Energy
CBS Corporation, Class B	Consumer Discretionary
Microchip Technology Incorporated	Information Technology
National Oilwell Varco, Inc.	Energy
Allergan, Inc.	Health Care
Philip Morris International Inc.	Consumer Staples
Limited Brands, Inc.	Consumer Discretionary
Mead Johnson Nutrition Company	Consumer Staples
Anheuser-Busch Inbev S.A., ADR	Consumer Staples

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	25

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Balanced	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	3.31%
5-year period ended 12-31-11	4.23%
10-year period ended 12-31-11	5.49%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

26	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 3.2%
General Dynamics Corporation	37	$2,444
Honeywell International Inc.	78	4,255
Precision Castparts Corp.	25	4,153

		10,852

Air Freight & Logistics – 0.7%
Expeditors International of Washington, Inc.	57	2,331

Apparel Retail – 1.9%
Limited Brands, Inc.	161	6,481

Apparel, Accessories & Luxury Goods – 0.7%
lululemon athletica inc. (A)	51	2,398

Application Software – 1.3%
Intuit Inc.	85	4,444

Auto Parts & Equipment – 1.4%
BorgWarner Inc. (A)	76	4,812

Brewers – 1.9%
Anheuser-Busch Inbev S.A., ADR	105	6,422

Broadcasting – 2.1%
CBS Corporation, Class B	266	7,215

Casinos & Gaming – 1.1%
Wynn Resorts, Limited	36	3,933

Computer Hardware – 3.3%
Apple Inc. (A)	28	11,138

Department Stores – 1.3%
Macy’s Inc.	137	4,418

Distillers & Vintners – 1.7%
Brown-Forman Corporation, Class B	73	5,893

Electric Utilities – 1.0%
PPL Corporation	112	3,289

Fertilizers & Agricultural Chemicals – 1.1%
Monsanto Company	55	3,875

Food Retail – 1.0%
Whole Foods Market, Inc.	52	3,618

Footwear – 1.5%
NIKE, Inc., Class B	54	5,194

Health Care Distributors – 1.5%
Henry Schein, Inc. (A)	83	5,335

Health Care Supplies – 0.3%
DENTSPLY International Inc.	34	1,183

Hotels, Resorts & Cruise Lines – 1.6%
Hyatt Hotels Corporation, Class A (A)	147	5,544

Household Products – 1.2%
Colgate-Palmolive Company	43	3,991

COMMON STOCKS (Continued)	Shares	Value

Integrated Oil & Gas – 3.2%
ConocoPhillips	110	$8,008
Exxon Mobil Corporation	35	2,933

		10,941

Integrated Telecommunication Services – 1.5%
AT&T Inc.	177	5,337

Internet Software & Services – 1.8%
eBay Inc. (A)	39	1,192
Google Inc., Class A (A)	8	4,973

		6,165

IT Consulting & Other Services – 0.3%
Accenture plc, Class A	20	1,059

Motorcycle Manufacturers – 1.3%
Harley-Davidson, Inc.	113	4,396

Oil & Gas Equipment & Services – 3.5%
Halliburton Company	66	2,271
National Oilwell Varco, Inc.	101	6,887
Schlumberger Limited	48	3,265

		12,423

Oil & Gas Exploration & Production – 0.6%
Southwestern Energy Company (A)	61	1,939

Other Diversified Financial Services – 1.4%
JPMorgan Chase & Co.	142	4,731

Packaged Foods & Meats – 4.0%
General Mills, Inc.	79	3,184
Hershey Foods Corporation	68	4,226
Mead Johnson Nutrition Company	94	6,441

		13,851

Personal Products – 1.5%
Estee Lauder Companies Inc. (The), Class A	47	5,257

Pharmaceuticals – 3.6%
Allergan, Inc.	78	6,879
Johnson & Johnson	82	5,364

		12,243

Property & Casualty Insurance – 1.3%
Travelers Companies, Inc. (The)	78	4,621

Railroads – 1.4%
Union Pacific Corporation	47	4,926

Regional Banks – 1.6%
PNC Financial Services Group, Inc. (The)	96	5,549

Restaurants – 1.8%
McDonald’s Corporation	63	6,362

Semiconductor Equipment – 1.1%
ASML Holding N.V., NY Registry Shares	91	3,795

Semiconductors – 2.0%
Microchip Technology Incorporated	188	6,890

2011	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS

Balanced (in thousands) DECEMBER 31, 2011

COMMON STOCKS (Continued)	Shares	Value

Soft Drinks – 1.3%
PepsiCo, Inc.	67	$4,432

Specialized Consumer Services – 0.3%
H&R Block, Inc.	72	1,174

Systems Software – 1.9%
Microsoft Corporation	92	2,383
Oracle Corporation	169	4,340

		6,723

Tobacco – 2.0%
Philip Morris International Inc.	87	6,843

TOTAL COMMON STOCKS – 67.2%		$232,023
(Cost: $174,482)

CORPORATE DEBT SECURITIES	Principal
Apparel Retail – 0.5%
Limited Brands, Inc.:
6.900%, 7-15-17	$250	269
6.625%, 4-1-21	1,460	1,548

		1,817

Automobile Manufacturers – 0.8%
Ford Motor Company, Convertible,
4.250%, 11-15-16	2,000	2,867

Brewers – 0.3%
Anheuser-Busch InBev Worldwide Inc.:
3.000%, 10-15-12	500	508
5.375%, 11-15-14	500	555

		1,063

Broadcasting – 0.7%
CBS Corporation:
8.875%, 5-15-19	1,500	1,925
4.300%, 2-15-21	500	516

		2,441

Cable & Satellite – 0.3%
DirecTV Holdings LLC and DirecTV Financing Co., Inc.,
3.500%, 3-1-16	500	516
Discovery Communications, LLC,
4.375%, 6-15-21	500	527

		1,043

Construction & Farm Machinery & Heavy Trucks – 0.5%
Caterpillar Inc.:
0.579%, 11-21-12 (B)	300	301
1.375%, 5-27-14	500	506
John Deere Capital Corporation,
5.250%, 10-1-12	750	776

		1,583

Consumer Finance – 0.8%
American Express Credit Corporation,
5.125%, 8-25-14	400	430
Capital One Financial Corporation,
2.125%, 7-15-14	500	494

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Consumer Finance (Continued)
Caterpillar Financial Services Corporation,
1.550%, 12-20-13	$500	$507
Ford Motor Credit Company LLC,
7.000%, 4-15-15	750	805
USAA Capital Corporation,
1.050%, 9-30-14 (C)	500	499

		2,735

Data Processing & Outsourced Services – 0.8%
Fidelity National Financial, Inc.,
6.600%, 5-15-17	1,600	1,697
Western Union Company (The),
6.500%, 2-26-14	1,000	1,093

		2,790

Diversified Banks – 0.6%
Bank of Montreal,
1.300%, 10-31-14 (C)	500	499
Bank of New York Mellon Corporation (The),
1.500%, 1-31-14	500	504
Barclays Bank plc,
2.375%, 1-13-14	300	294
U.S. Bancorp,
4.200%, 5-15-14	500	535
Wells Fargo & Company,
3.676%, 6-15-16 (B)	250	261

		2,093

Diversified Capital Markets – 0.2%
Deutsche Bank AG,
3.450%, 3-30-15	750	762

Diversified Metals & Mining – 0.2%
Rio Tinto Finance (USA) Limited,
8.950%, 5-1-14	500	585

Drug Retail – 0.3%
CVS Caremark Corporation,
3.250%, 5-18-15	950	1,002

Electric Utilities – 0.5%
Hydro-Quebec,
8.000%, 2-1-13	1,500	1,615

Fertilizers & Agricultural Chemicals – 0.2%
Monsanto Company,
2.750%, 4-15-16	500	525

Food Distributors – 0.4%
Cargill, Inc.,
4.307%, 5-14-21 (C)	1,219	1,324

Food Retail – 0.6%
Kroger Co. (The),
6.200%, 6-15-12	2,000	2,048

General Merchandise Stores – 0.1%
Target Corporation,
1.125%, 7-18-14	500	504

Gold – 0.6%
Newmont Mining Corporation, Convertible,
3.000%, 2-15-12	1,800	2,364

28	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Health Care Equipment – 0.1%
Stryker Corporation,
2.000%, 9-30-16	$500	$512

Health Care Services – 0.3%
Quest Diagnostics Incorporated,
3.200%, 4-1-16	1,000	1,036

Health Care Supplies – 0.1%
DENTSPLY International Inc.,
2.750%, 8-15-16	250	252

Home Improvement Retail – 0.1%
Home Depot, Inc. (The),
4.400%, 4-1-21	375	423

Household Products – 0.1%
Colgate-Palmolive Company,
1.250%, 5-1-14	250	253

Hypermarkets & Super Centers – 0.3%
Wal-Mart Stores, Inc.,
2.875%, 4-1-15	875	928

Industrial Gases – 0.6%
Praxair, Inc.:
4.375%, 3-31-14	1,500	1,610
3.000%, 9-1-21	500	511

		2,121

Industrial Machinery – 0.6%
Eaton Corporation,
0.885%, 6-16-14 (B)	500	500
Illinois Tool Works Inc.,
5.150%, 4-1-14	1,500	1,647

		2,147

Integrated Oil & Gas – 0.5%
Cenovus Energy Inc.,
4.500%, 9-15-14	250	269
ConocoPhillips,
4.750%, 2-1-14	1,500	1,620

		1,889

Integrated Telecommunication Services – 0.3%
AT&T Inc.,
4.850%, 2-15-14	1,000	1,078

IT Consulting & Other Services – 0.3%
International Business Machines Corporation,
1.250%, 5-12-14	1,000	1,011

Leisure Products – 0.1%
Mattel, Inc.,
2.500%, 11-1-16	250	252

Life & Health Insurance – 0.7%
MetLife Global Funding I:
2.000%, 1-10-14 (C)	800	805
2.500%, 9-29-15 (C)	1,000	1,006
Prudential Financial, Inc.,
4.750%, 9-17-15	500	528

		2,339

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Movies & Entertainment – 0.2%
Viacom Inc.,
4.375%, 9-15-14	$500	$536

Oil & Gas Equipment & Services – 0.2%
Schlumberger S.A. (GTD by Schlumberger Limited),
2.650%, 1-15-16 (C)	500	520

Oil & Gas Exploration & Production – 0.3%
EOG Resources, Inc.,
2.500%, 2-1-16	1,000	1,030

Other Diversified Financial Services – 1.3%
JPMorgan Chase & Co.:
4.650%, 6-1-14	1,000	1,056
3.450%, 3-1-16	1,000	1,016
3.150%, 7-5-16	500	502
7.900%, 4-29-49 (B)	500	532
Principal Life Global,
6.250%, 2-15-12 (C)	1,500	1,511

		4,617

Other Non-Agency REMIC/CMO – 0.0%
Banco Hipotecario Nacional:
7.916%, 7-25-09 (C)(D)	17	—	*
8.000%, 3-31-11 (C)(D)	4	—	*

		—	*

Packaged Foods & Meats – 0.9%
Kraft Foods Inc.,
4.125%, 2-9-16	1,000	1,086
Unilever Capital Corporation,
5.900%, 11-15-32	1,450	1,899

		2,985

Pharmaceuticals – 0.3%
Roche Holdings Ltd,
5.000%, 3-1-14 (C)	952	1,030

Property & Casualty Insurance – 0.1%
Berkshire Hathaway Finance Corporation,
4.000%, 4-15-12 (C)	500	505

Restaurants – 0.2%
YUM! Brands, Inc.,
4.250%, 9-15-15	500	535

Semiconductors – 0.2%
Broadcom Corporation,
2.700%, 11-1-18	250	253
Texas Instruments Incorporated,
0.637%, 5-15-13 (B)	500	501

		754

Soft Drinks – 0.2%
PepsiCo, Inc.,
3.750%, 3-1-14	750	798

Systems Software – 0.2%
Microsoft Corporation,
2.950%, 6-1-14	500	531

2011	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Tobacco – 0.2%
Philip Morris International Inc.,
4.500%, 3-26-20	$750	$852

Wireless Telecommunication Service – 0.2%
America Movil, S.A.B. de C.V.,
3.625%, 3-30-15	700	734

TOTAL CORPORATE DEBT SECURITIES – 17.0%		$58,829
(Cost: $54,471)

OTHER GOVERNMENT SECURITIES
Qatar – 0.2%
State of Qatar,
4.000%, 1-20-15 (C)	750	785

Supranational – 0.3%
International Bank for Reconstruction and Development,
2.375%, 5-26-15	900	949

TOTAL OTHER GOVERNMENT SECURITIES – 0.5%		$1,734
(Cost: $1,647)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 2.0%
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.000%, 9-1-17	215	235
5.000%, 1-1-18	117	126
5.500%, 4-1-18	43	47
5.000%, 5-1-18	67	72
4.500%, 7-1-18	962	1,030
7.000%, 9-1-25	70	80
6.500%, 10-1-28	230	266
6.500%, 2-1-29	117	136
7.500%, 4-1-31	114	137
7.000%, 7-1-31	180	210
7.000%, 9-1-31	270	316
6.500%, 2-1-32	571	651
7.000%, 2-1-32	345	402
7.000%, 3-1-32	127	148
7.000%, 7-1-32	264	307
6.000%, 9-1-32	1,148	1,282
6.000%, 2-1-33	164	183
5.500%, 5-1-33	685	749
5.500%, 6-1-33	284	311
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, 1997-A Class 3-A,
8.293%, 12-15-26	62	73

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 2.0%		$6,761
(Cost: $6,154)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value

Treasury Inflation Protected Obligations – 0.4%
United States Treasury Notes, 3.000%, 7-15-12 (E)	$1,259	$1,286

Treasury Obligations – 9.1%
United States Treasury Bonds:
7.500%, 11-15-16	1,500	1,978
6.250%, 8-15-23	5,250	7,511
United States Treasury Notes:
3.875%, 2-15-13	3,000	3,124
3.625%, 5-15-13	3,000	3,140
4.250%, 8-15-13	4,000	4,259
4.250%, 8-15-15	10,000	11,334

		31,346

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS –9.5%		$32,632
(Cost: $28,383)

SHORT-TERM SECURITIES
Commercial Paper – 3.0%
Heinz (H.J.) Finance Co. (GTD by Heinz (H.J.) Co.),
0.310%, 1-20-12 (F)	1,744	1,744
McCormick & Co. Inc.,
0.090%, 1-3-12 (F)	3,338	3,338
Wisconsin Electric Power Co.,
0.170%, 1-10-12 (F)	5,080	5,079

		10,161

Master Note – 0.4%
Toyota Motor Credit Corporation,
0.136%, 1-3-12 (G)	1,415	1,415

TOTAL SHORT-TERM SECURITIES – 3.4%		$11,576
(Cost: $11,576)

TOTAL INVESTMENT SECURITIES – 99.6%		$343,555
(Cost: $276,713)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		1,286

NET ASSETS – 100.0%		$344,841

30	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2011

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the total value of these securities amounted to $8,484 or 2.5% of net assets.

(D)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(E)	The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.

(F)	Rate shown is the yield to maturity at December 31, 2011.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$232,023	$—	$—
Corporate Debt Securities	—	58,829	—
Other Government Securities	—	1,734	—
United States Government Agency Obligations	—	6,761	—
United States Government Obligations	—	32,632	—
Short-Term Securities	—	11,576	—
Total	$232,023	$111,532	$—

The following acronyms are used throughout this schedule:

ADR	= American Depositary Receipts
CMO	= Collateralized Mortgage Obligation
GTD	= Guaranteed
REMIC	= Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	31

MANAGEMENT DISCUSSION

Bond	(UNAUDITED)

Below, Mark J. Otterstrom, CFA, portfolio manager of Ivy Funds VIP Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2011. He has managed the Portfolio since September 2008 and has 25 years of industry experience.

Mark J. Otterstrom

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Bond	7.31%
Benchmark(s) and/or Lipper Category
Citigroup Broad Investment Grade Index	7.85%
(generally reflects the performance of securities representing the bond market)
Lipper Variable Annuity Corporate Debt Funds A Rated Universe Average	6.81%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Global uncertainty

This Portfolio outperformed its Lipper peer group and slightly underperformed its benchmark over the last 12 months.

There were several factors that contributed to this performance. The performance was significantly different between the first six months and the last six months of the Portfolio’s fiscal year. During the first six months of the fiscal year the Portfolio ranked in the bottom quintile of its Lipper peer group. Over the last six months of the fiscal year the Portfolio ranked in the top quintile of its Lipper peer group.

Interest rates rose in early 2011 and the Portfolio benefited from its shorter duration. At the same time there were several exogenous events that radically changed the economic outlook at home and abroad. The Japanese earthquake that hit in March proved to be a major setback for the manufacturing supply chains. This had a strong dampening effect on the second quarter growth rate in the United States. At the same time the Greek debt crisis came back into focus. Concerns of a growing Eurozone debt crisis and the weakening U.S. economic growth outlook combined to lower global economic growth expectations.

The Portfolio was late to lengthen duration at the start of the Treasury bond rally in March. By May, we had lengthened duration and the Portfolio participated in the bond rally that continued until the end of September. The higher credit quality of the Portfolio protected it from much of the credit sell off that occurred at the end of the third quarter.

Extreme volatility was the state of play over the last year. Historically a five basis point change in long Treasury rates was considered a very significant market move. The long bond has seen 20-point rallies only to give it all back over the next few days. Over the last nine months long Treasury yields have dropped from a high of 4.66 percent to a low of 2.73 percent. However, during that period we witnessed severe fluctuation around that downward trend. This fluctuation reflects the large amount of uncertainty that exists in the markets.

U.S. debt downgrade

On Aug. 5, Standard & Poor’s (S&P) downgraded U.S. Treasury debt to AA+. This was the first downgrade ever for U.S. Treasuries. S&P stated the lack of progress in Congress to address the structural imbalances to the U.S. entitlement programs or to address the need for fundamental tax reform caused S&P to question Congress’s ability to deal with these tough issues. Treasury bonds continued their rally to much lower yields despite this downgrade. While market participants understand the need to address these longer term fundamental reforms, the fiscal troubles around the globe have shown the U.S. is still considered to be the world’s most liquid, most transparent and most stable economy. As a result, over the last six months there has been a dramatic flight to quality trade into Treasuries and out of other international markets.

The European sovereign debt crisis continues to dominate the markets. The recent plan adopted by the European Central Bank (ECB) to help support the sovereign debt markets has successfully quieted the storm that has been brewing within the European banks. However, a longer term solution will require much higher levels of capital at the banks to absorb higher loss levels. At some point the ECB will have to commit to becoming the lender of last resort to the European banking system. The continued success of the ECB to provide liquidity to the European banks and support funding for the EU sovereign borrowers will have a dramatic effect on the U.S. Treasury market in 2012.

Signs of recovery?

There are significant elements in the U.S. economy that suggest a more vibrant recovery may be seen in the first half of next year. Economists have already begun to revise first half gross domestic product (GDP) estimates from 1 percent to 2 percent or higher. While this is still fairly anemic growth in historical terms, it is

32	ANNUAL REPORT	2011

much better than the fear of a double dip recession that was prevalent last October. First time unemployment claims continue to drift lower with the four-week moving average currently at its lowest level since the 2008 recession. The unemployment rate fell to 8.5 percent at the end of the year. This is the lowest it has been since early 2009. Employment gains through December were surprisingly broad based. It remains to be seen how much of the recent improvement in the U.S. economy is from the temporary boost in inventory and the unseasonable warm weather and how much is truly a more sustainable change to the growth in domestic activity.

We maintain a very high grade, diversified portfolio. There is continued demand for spread product within the high grade bond market. We lengthened the duration of our corporate bond holdings by extending maturities in the issuers that we believe offer the best value. Cash flow into taxable bond mutual funds continues to be positive. Agency mortgage bonds provide a stable source of income for the Portfolio. We added to our agency mortgage pass-through holdings in early 2011 in order to pick up yield and to minimize portfolio duration extension risk if mortgage rates begin to rise. Our mortgage holdings also benefited from the increased carry from the higher coupon income.

Recent economic releases suggest U.S. economic growth was around 3 percent for the fourth quarter. There appear to be signs that we may be moving into a more robust period of economic growth. However, with a fragile U.S. economy it would not take much of a downdraft to derail our current economic recovery. If employment can keep from taking a dramatic turn for the worse we may be able to continue to move into 2012 with low, non-recessionary growth rates. Until the Fed changes its monetary policy and begins to raise rates, the short end of the curve should act as an anchor for long rates. Our goal is to maintain the portfolio duration above its benchmark at this time. We are moving out the yield curve with corporate names that we are comfortable owning. We are willing to take additional credit risk when we believe we are being compensated to do so.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk, so the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac)

and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Bond.

2011	ANNUAL REPORT	33

PORTFOLIO HIGHLIGHTS

Bond	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Bonds	94.9%
Corporate Debt Securities	53.8%
United States Government and Government Agency Obligations	36.2%
Municipal Bonds – Taxable	2.7%
Mortgage-Backed Securities	1.9%
Other Government Securities	0.3%
Cash and Cash Equivalents	5.1%

Quality Weightings

Investment Grade	90.6%
AAA	3.8%
AA	40.0%
A	27.3%
BBB	19.5%
Non-Investment Grade	4.3%
BB	4.3%
Cash and Cash Equivalents	5.1%
Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

34	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Bond	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	7.31%
5-year period ended 12-31-11	5.27%
10-year period ended 12-31-11	4.91%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2011	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2011

ASSET-BACKED SECURITIES – 0.0%	Principal	Value

Lehman ABS Manufactured Housing Contract Trust 2001-B,
3.010%, 4-15-40	$64	$63

(Cost: $63)

CORPORATE DEBT SECURITIES
Aerospace & Defense – 2.0%
Bombardier Inc.,
7.500%, 3-15-18 (A)	5,775	6,180
Honeywell International Inc.,
5.000%, 2-15-19	2,225	2,589
United Technologies Corporation,
6.125%, 2-1-19	3,000	3,706

		12,475

Apparel Retail – 0.8%
Limited Brands, Inc.:
8.500%, 6-15-19	3,485	4,060
7.000%, 5-1-20	1,000	1,083

		5,143

Biotechnology – 1.2%
Amgen Inc.,
6.150%, 6-1-18	6,500	7,559

Broadcasting – 1.7%
CBS Corporation,
8.875%, 5-15-19	6,000	7,704
NBCUniversal Media, LLC,
5.150%, 4-30-20	2,810	3,128

		10,832

Cable & Satellite – 2.5%
Comcast Corporation,
5.150%, 3-1-20	5,000	5,684
DirecTV Holdings LLC and DirecTV Financing Co., Inc.,
3.500%, 3-1-16	4,000	4,124
Time Warner Inc.,
4.750%, 3-29-21	5,750	6,234

		16,042

Coal & Consumable Fuels – 0.3%
Peabody Energy Corporation,
6.500%, 9-15-20	2,000	2,100

Construction & Farm Machinery & Heavy Trucks – 0.6%
Caterpillar Inc.,
3.900%, 5-27-21	3,575	3,923

Consumer Finance – 1.7%
American Express Credit Corporation,
2.750%, 9-15-15	2,000	2,011
Capital One Financial Corporation,
3.150%, 7-15-16	3,500	3,516
Ford Motor Credit Company LLC,
7.000%, 4-15-15	5,000	5,375

		10,902

Data Processing & Outsourced Services – 2.2%
Fidelity National Financial, Inc.,
6.600%, 5-15-17	8,000	8,483
Western Union Company (The),
3.650%, 8-22-18	5,000	5,125

		13,608

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Distillers & Vintners – 1.2%
Diageo Capital plc,
5.750%, 10-23-17	$6,500	$7,629

Diversified Banks – 2.7%
HSBC Holdings plc,
5.100%, 4-5-21	7,000	7,435
U.S. Bancorp,
4.125%, 5-24-21	4,000	4,443
Wells Fargo & Company,
3.676%, 6-15-16 (B)	6,000	6,271

		18,149

Diversified Capital Markets – 0.5%
Credit Suisse AG,
3.500%, 3-23-15	3,000	2,970

Diversified Chemicals – 1.9%
Dow Chemical Company, (The),
8.550%, 5-15-19	5,500	7,193
E.I. du Pont de Nemours and Company,
5.750%, 3-15-19	3,725	4,516

		11,709

Diversified Metals & Mining – 0.9%
Rio Tinto Finance (USA) Limited,
3.750%, 9-20-21	5,500	5,761

Electric Utilities – 1.8%
Detroit Edison Company (The),
3.900%, 6-1-21	4,875	5,325
NextEra Energy Capital Holdings, Inc.,
7.875%, 12-15-15	5,000	5,966

		11,291

Electrical Components & Equipment – 0.5%
Emerson Electric Co.,
4.875%, 10-15-19	2,500	2,925

Electronic Manufacturing Services – 0.9%
Jabil Circuit, Inc.:
7.750%, 7-15-16	2,000	2,230
8.250%, 3-15-18	3,150	3,630

		5,860

Environmental & Facilities Services – 1.8%
Republic Services, Inc.,
4.750%, 5-15-23	5,000	5,460
Waste Management, Inc.,
4.600%, 3-1-21	5,600	6,066

		11,526

Fertilizers & Agricultural Chemicals – 0.4%
Potash Corporation of Saskatchewan Inc.,
3.250%, 12-1-17	2,500	2,616

Forest Products – 1.0%
Georgia-Pacific LLC,
5.400%, 11-1-20 (A)	6,000	6,644

Health Care Services – 2.1%
Medco Health Solutions, Inc.:
7.125%, 3-15-18	3,000	3,496
4.125%, 9-15-20	3,500	3,486
Quest Diagnostics Incorporated,
3.200%, 4-1-16	6,000	6,214

		13,196

36	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Health Care Supplies – 0.4%
DENTSPLY International Inc.,
4.125%, 8-15-21	$2,500	$2,578

Home Improvement Retail – 0.9%
Home Depot, Inc. (The),
4.400%, 4-1-21	5,000	5,635

Household Products – 0.5%
Procter & Gamble Company (The),
8.000%, 9-1-24	2,000	2,964

Industrial Conglomerates – 1.0%
General Electric Capital Corporation,
5.625%, 5-1-18	6,000	6,718

Integrated Telecommunication Services – 1.7%
AT&T Inc.,
3.875%, 8-15-21	2,950	3,119
Verizon Communications Inc.,
8.750%, 11-1-18	5,500	7,427

		10,546

Investment Banking & Brokerage – 1.6%
Goldman Sachs Group, Inc. (The),
5.375%, 3-15-20	5,500	5,427
Morgan Stanley,
4.100%, 1-26-15	5,000	4,747

		10,174

IT Consulting & Other Services – 0.4%
International Business Machines Corporation,
7.625%, 10-15-18	2,000	2,683

Life & Health Insurance – 0.7%
Prudential Financial, Inc.,
4.750%, 9-17-15	4,000	4,224

Multi-Utilities – 2.4%
Dominion Resources, Inc.,
5.250%, 8-1-33	2,500	2,744
Duke Energy Carolinas, LLC,
4.300%, 6-15-20	2,000	2,252
Duke Energy Indiana, Inc.,
3.750%, 7-15-20	3,000	3,220
NorthWestern Corporation,
6.340%, 4-1-19	3,000	3,535
Pacific Gas and Electric Company,
3.500%, 10-1-20	4,000	4,175

		15,926

Office Electronics – 1.0%
Xerox Corporation,
6.350%, 5-15-18	5,952	6,703

Oil & Gas Equipment & Services – 2.0%
Baker Hughes Incorporated,
3.200%, 8-15-21 (A)	2,000	2,066
Enterprise Products Operating LLC,
4.050%, 2-15-22	2,000	2,037
Halliburton Company:
6.150%, 9-15-19	4,000	4,913
6.750%, 2-1-27	1,400	1,782
Schlumberger Investment S.A. (GTD by Schlumberger Limited),
3.300%, 9-14-21 (A)	1,500	1,540

		12,338

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Oil & Gas Exploration & Production – 0.6%
EOG Resources, Inc.,
2.500%, 2-1-16	$4,000	$4,120

Oil & Gas Storage & Transportation – 1.0%
Maritimes & Northeast Pipeline, L.L.C.,
7.500%, 5-31-14 (A)	3,593	3,826
Tennessee Gas Pipeline Company,
7.000%, 3-15-27	2,000	2,392

		6,218

Other Diversified Financial Services – 2.4%
Bank of America Corporation:
3.625%, 3-17-16	4,000	3,688
6.500%, 8-1-16	2,000	2,015
ING Bank N.V.,
4.000%, 3-15-16 (A)	3,000	2,899
JPMorgan Chase & Co.,
6.000%, 1-15-18	6,000	6,692

		15,294

Packaged Foods & Meats – 1.2%
H.J. Heinz Company,
3.125%, 9-12-21	1,500	1,510
Kraft Foods Inc.,
5.375%, 2-10-20	5,500	6,344

		7,854

Paper Products – 0.0%
Westvaco Corporation,
7.500%, 6-15-27	236	268

Pharmaceuticals – 0.9%
Express Scripts, Inc.,
3.125%, 5-15-16	3,000	3,017
GlaxoSmithKline Capital Inc.,
5.650%, 5-15-18	2,500	3,008

		6,025

Property & Casualty Insurance – 0.8%
Berkshire Hathaway Inc.,
3.750%, 8-15-21	5,000	5,193

Regional Banks – 0.7%
PNC Funding Corp,
4.250%, 9-21-15	4,000	4,289

Restaurants – 0.7%
YUM! Brands, Inc.,
6.250%, 3-15-18	3,792	4,442

Semiconductors – 0.8%
Broadcom Corporation,
2.700%, 11-1-18	5,000	5,054

Specialty Chemicals – 1.1%
Lubrizol Corporation (The),
8.875%, 2-1-19	5,000	6,868

Systems Software – 1.0%
CA, Inc.,
5.375%, 12-1-19	6,000	6,542

Water Utilities – 0.4%
California Water Service Company,
5.875%, 5-1-19	2,000	2,393

2011	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Wireless Telecommunication Service – 0.9%
America Movil, S.A.B. de C.V.,
5.000%, 3-30-20	$5,500	$6,074

TOTAL CORPORATE DEBT SECURITIES – 53.8%		$343,983
(Cost: $324,706)

MORTGAGE-BACKED SECURITIES
Commercial Mortgage-Backed Securities –1.3%
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-2,
4.783%, 7-10-43 (B)	228	228
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF1 Trust Fund,
6.500%, 2-15-32	150	73
Deutsche Mortgage and Asset Receiving Corporation COMM 2005-C6 Commercial Mortgage Pass-Through Certificates,
5.144%, 6-10-44	6,000	6,070
Hometown Commercial Capital, LLC Hometown Commercial Mortgage Pass-Through Notes 2006-1,
5.506%, 11-11-38 (A)	144	77
J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1,
4.719%, 1-15-38	2,000	2,098

		8,546

Non-Agency REMIC/CMO – 0.6%
MASTR Adjustable Rate Mortgage Trust 2005-1,
3.243%, 3-25-35 (B)	2,623	213
Merrill Lynch Mortgage Trust 2005-CIP1,
4.949%, 7-12-38 (B)	2,000	2,088
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-1,
2.483%, 2-25-34 (B)	609	71
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-3AC,
1.618%, 3-25-34 (B)	1,154	119
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-5,
2.884%, 5-25-34 (B)	1,031	29
Wells Fargo Mortgage Pass-Through Certificates, Series 2003-10,
4.500%, 9-25-18	996	1,022

		3,542

TOTAL MORTGAGE-BACKED SECURITIES – 1.9%		$12,088
(Cost: $16,506)

MUNICIPAL BONDS – TAXABLE
California – 1.5%
Stockton, CA, 2007 Taxable Pension Oblig Bonds, Ser A,
5.140%, 9-1-17	9,155	9,447

MUNICIPAL BONDS –TAXABLE (Continued)	Principal	Value

Massachusetts – 0.4%
Cmnwlth of MA, Fed Hwy Grant Anticipation Notes (Accelerated Bridge Prog), Ser 2010A,
4.285%, 12-15-18	$2,500	$2,785

New York – 0.8%
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009,
11.000%, 3-1-29 (A)	4,000	5,076

TOTAL MUNICIPAL BONDS – TAXABLE – 2.7%		$17,308
(Cost: $15,460)

OTHER GOVERNMENT SECURITIES – 0.3%
Canada
Province de Quebec,
7.140%, 2-27-26	1,500	$2,126

(Cost: $1,539)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 3.5%
Freddie Mac,
5.400%, 3-17-21	11,450	13,339
Private Export Funding Corporation,
4.375%, 3-15-19	8,000	9,340

		22,679

Mortgage-Backed Obligations – 22.6%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.000%, 5-15-19	1,000	1,087
5.000%, 5-15-23	1,500	1,638
5.000%, 9-15-31 (C)	908	39
4.000%, 9-15-40	6,493	6,869
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
3.500%, 11-1-20	2,941	3,072
5.000%, 6-1-23	3,572	3,831
4.000%, 7-1-25	4,812	5,052
4.500%, 6-15-27	3,066	3,187
4.500%, 5-15-32	4,000	4,289
4.000%, 11-15-36	2,600	2,722
4.500%, 5-15-39	1,477	1,572
Federal National Mortgage Association Agency REMIC/CMO:
4.780%, 1-25-17	2,852	3,063
5.000%, 3-25-18	2,720	2,897
5.000%, 6-25-18	2,173	2,339
3.000%, 3-15-25	4,487	4,651
4.000%, 2-25-26	4,326	4,561
3.500%, 3-15-26	2,856	2,977
4.500%, 12-25-34	990	1,041
4.000%, 10-15-35	5,574	5,884
5.500%, 7-15-36	2,768	2,942
5.500%, 11-25-36 (C)	5,165	722
4.500%, 3-25-37	3,802	3,944
5.500%, 4-25-37	2,875	3,140
4.500%, 9-15-37	4,735	4,950
4.000%, 3-25-39	1,884	1,958
4.000%, 5-25-39	3,243	3,439
4,500%, 8-15-39	5,155	5,530
3.000%, 11-25-39	3,960	4,083
4.500%, 6-25-40	3,968	4,265
4.500%, 10-25-40	4,615	4,944

38	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Bond (in thousands) DECEMBER 31, 2011

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value

Mortgage-Backed Obligations (Continued)
4.750%, 12-15-40	$2,711	$2,793
5.000%, 7-25-50	4,433	4,876
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.506%, 4-1-17	3,825	4,269
4.500%, 6-1-19	1,128	1,207
4.500%, 8-1-19	1,595	1,707
4.500%, 9-1-19	2,528	2,700
5.500%, 10-1-21	4,046	4,406
6.000%, 6-1-22	2,835	3,073
6.000%, 9-1-22	4,149	4,497
5.000%, 9-1-23	2,832	3,048
4.000%, 3-1-24	4,358	4,599
4.500%, 7-25-24	1,000	1,087
5.000%, 6-25-32	1,800	1,854
5.500%, 2-1-33	790	864
5.500%, 2-1-35	2,334	2,582
Government National Mortgage Association Agency REMIC/CMO,
0.413%, 6-17-45 (B)(C)	745	17

		144,267

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 26.1%		$166,946
(Cost: $163,749)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 10.1%
United States Treasury Bonds:
8.000%, 11-15-21	1,000	1,563
3.750%, 8-15-41	20,000	23,465
3.125%, 11-15-41	6,500	6,793
United States Treasury Notes:
1.000%, 9-30-16	5,000	5,053
1.375%, 9-30-18	5,000	5,027
3.625%, 8-15-19	2,000	2,316
2.125%, 8-15-21	20,000	20,502

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 10.1%		$64,719
(Cost: $61,581)

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper – 4.0%
Colgate-Palmolive Company,
0.010%, 1-17-12 (D)	$2,365	$2,365
Heinz (H.J.) Finance Co. (GTD by Heinz (H.J.) Co.),
0.310%, 1-20-12 (D)	3,000	2,999
Intel Corporation,
0.020%, 1-5-12 (D)	5,000	5,000
John Deere Canada ULC (GTD by Deere & Company),
0.080%, 2-8-12 (D)	3,000	3,000
John Deere Financial Limited (GTD by John Deere Capital Corporation),
0.080%, 1-17-12 (D)	4,000	4,000
Wisconsin Electric Power Co.:
0.210%, 1-4-12 (D)	3,000	3,000
0.210%, 1-6-12 (D)	2,000	2,000
0.170%, 1-10-12 (D)	3,053	3,053

		25,417

Master Note – 0.2%
Toyota Motor Credit Corporation,
0.136%, 1-3-12 (E)	1,247	1,247

TOTAL SHORT-TERM SECURITIES – 4.2%		$26,664
(Cost: $26,664)

TOTAL INVESTMENT SECURITIES – 99.1%		$633,897
(Cost: $610,268)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.9%		6,044

NET ASSETS – 100.0%		$639,941

2011	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2011

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the total value of these securities amounted to $28,308 or 4.4% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(C)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(D)	Rate shown is the yield to maturity at December 31, 2011.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Asset-Backed Securities	$—	$63	$—
Corporate Debt Securities	—	343,983	—
Mortgage-Backed Securities	—	12,088	—
Municipal Bonds	—	17,308	—
Other Government Securities	—	2,126	—
United States Government Agency Obligations	—	166,946	—
United States Government Obligations	—	64,719	—
Short-Term Securities	—	26,664	—
Total	$—	$633,897	$—

The	following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

40	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Core Equity	(UNAUDITED)

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of Ivy Funds VIP Core Equity, discuss positioning, performance and results for the fiscal year ended December 31, 2011. They have each managed the Portfolio since 2006. Both have 13 years of industry experience.
Erik R. Becker	Gustaf C. Zinn

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Core Equity	1.66%
Benchmark(s) and/or Lipper Category
S&P 500 Index	2.11%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Variable Annuity Large-Cap Core Funds Universe Average	–1.04%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Looking for growth themes within the market

In 2011, the Portfolio slightly underperformed the broader index. Underperformance for the year was primarily driven by negative stock selection within the technology sector where thematic investments tied to mobile internet declined significantly. Mobile internet is a theme that has been represented in the Portfolio for the past several quarters as it has been our view that the most pervasive and investable theme within technology continues to be the transition to smart-phones on a global scale.

Despite a positive longer-term secular backdrop for companies involved in this theme, slower service provider (telecom and cable) capital spending in developed countries slowed materially in the second half of the year. And despite high corporate profitability and significant cash piles, companies have meaningfully slowed investments in technology hardware due to a lack in confidence in economic growth.

We believe spending will ultimately recover to trend levels or beyond as inventory stockpiles associated with end market slowing subside, networks continue to be stressed by ever increasing data consumption, and storage infrastructures require investment to keep up with ever increasing data growth.

Other areas that hurt portfolio performance for the year were the Portfolio’s lack of ownership within utilities, a strong performing sector in 2011, and declines within the oil service sector. Despite strong yield characteristics, utility stocks do not fit within our philosophy of buying competitively advantaged companies that we believe will exceed long-run earnings expectations. However, we think that investors will continue to search for income within the equity market and, as such, we have increased our emphasis on cash return to shareholders. Positives for the year included our lack of ownership within financials (the worst performing sector of 2011) and stock picking within the consumer discretionary sector.

Opportunities for U.S. companies

As we enter 2012, we continue to be cautiously optimistic. Key questions for the year are: 1) Has the recovery in the U.S. reached a level that is self-sustaining? A level that will let job gains lead to a cycle of higher confidence and higher spending? and 2) Will the U.S. be able to de-couple from recessionary conditions in Europe?

We believe we have reached the point where the recovery in the U.S. appears to be self-sustaining. The most recent employment indicators point to job gains above the 200,000 level per month, a marked improvement versus levels in the summer. The industrial boost that occurred in the quarter looks like it will continue in the first half as auto activity will again aid that part of economy.

The renaissance in the energy patch led by newfound supplies of affordable gas and oil in places like Texas, North Dakota, Pennsylvania, and Ohio is only just beginning and we believe it will lead to energy and industrial investment for years to come. On the housing front, multi-family building appears likely to boost construction activity domestically and more signs are beginning to suggest a bottom in single-family housing is at hand.

Regarding Europe, two things are becoming evident as we analyze the events unfolding. First, through nearly unlimited European Central Bank (ECB) support to the banking system, an all-out collapse of the Euro-area driven by a Lehman-like liquidity event in the banking system appears increasingly unlikely. While the democratic process in Europe is hardly perfect, authorities do possess the tools and of late seem to be using them somewhat effectively. Second, we have an increasing conviction that the Euro area will be unable to avoid a multi-year recession as the banking system restricts lending as it rebuilds capital levels. While exports to Europe represent only 2 percent of gross domestic product (GDP), profits generated in Europe for multi-national companies represent a much larger percentage of total

2011	ANNUAL REPORT	41

profitability. Therefore, Europe’s effect on profits will be a much more meaningful headwind than that on GDP. As we consider the Portfolio’s positioning for 2012, we have reduced exposure to companies generating a significant share of profits from Europe.

Previously, we described an emphasis on names that possess more stable and structural growth characteristics rather than highly cyclical attributes. To that end, the Portfolio increased exposure to companies in the consumer discretionary, consumer staples, industrials and information technology sectors. In addition, the Portfolio has increased exposure to companies positioned to increase shareholder returns through buybacks and/or dividends. While we will not deviate from the Portfolio’s process of buying companies likely to exceed long-run earnings expectations with sustainable or increasing competitive advantage, we believe finding firms with the ability to increase total shareholder payout will be a winning strategy in 2012, just as it was in 2011. As always, we remain vigilant to changing market conditions and will continue working hard to uncover what we believe are profitable investment opportunities.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Core Equity.

42	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Core Equity	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	99.7%
Consumer Discretionary	21.0%
Information Technology	19.6%
Consumer Staples	17.0%
Industrials	13.1%
Energy	11.4%
Health Care	8.5%
Financials	5.6%
Materials	3.5%
Cash and Cash Equivalents	0.3%

Top 10 Equity Holdings

Company	Sector
ConocoPhillips	Energy
Precision Castparts Corp.	Industrials
Apple Inc.	Information Technology
CBS Corporation, Class B	Consumer Discretionary
Capital One Financial Corporation	Financials
Harley-Davidson, Inc.	Consumer Discretionary
Google Inc., Class A	Information Technology
Philip Morris International Inc.	Consumer Staples
Union Pacific Corporation	Industrials
Mead Johnson Nutrition Company	Consumer Staples

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	43

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Core Equity	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	1.66%
5-year period ended 12-31-11	2.54%
10-year period ended 12-31-11	3.83%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

44	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Core Equity (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value
Aerospace & Defense – 7.0%
Honeywell International Inc.	145	$7,870
Precision Castparts Corp.	114	18,786

		26,656

Apparel, Accessories & Luxury Goods – 1.2%
Polo Ralph Lauren Corporation	33	4,529

Application Software – 1.3%
Intuit Inc.	90	4,744

Brewers – 2.6%
Anheuser-Busch Inbev S.A., ADR	161	9,795

Broadcasting – 5.5%
CBS Corporation, Class B	640	17,357
Discovery Holding Company, Class A (A)	93	3,811

		21,168

Cable & Satellite – 3.8%
DirecTV Group, Inc. (The) (A)	87	3,714
Time Warner Cable Inc.	166	10,546

		14,260

Communications Equipment – 0.5%
Juniper Networks, Inc. (A)	98	2,009

Computer Hardware – 5.0%
Apple Inc. (A)	46	18,752

Computer Storage & Peripherals – 0.8%
NetApp, Inc. (A)	79	2,854

Consumer Finance – 4.2%
Capital One Financial Corporation	373	15,790

Data Processing & Outsourced Services – 2.0%
MasterCard Incorporated, Class A	20	7,419

Department Stores – 2.0%
Macy’s Inc.	238	7,657

Fertilizers & Agricultural Chemicals – 2.4%
Monsanto Company	128	8,983

Food Retail – 1.5%
Whole Foods Market, Inc.	82	5,671

Health Care Equipment – 1.3%
Covidien plc	109	4,924

Home Improvement Retail – 1.6%
Home Depot, Inc. (The)	139	5,839

Hypermarkets & Super Centers – 1.8%
Costco Wholesale Corporation	81	6,771

Industrial Conglomerates – 1.8%
General Electric Company	369	6,612

Industrial Gases – 1.1%
Air Products and Chemicals, Inc.	47	4,012

COMMON STOCKS (Continued)	Shares	Value
Integrated Oil & Gas – 5.1%
ConocoPhillips	261	$19,051

Internet Retail – 0.6%
Groupon, Inc. (A)	108	2,222

Internet Software & Services – 3.6%
Google Inc., Class A (A)	21	13,628

Motorcycle Manufacturers – 3.9%
Harley-Davidson, Inc.	372	14,473

Oil & Gas Equipment & Services – 4.4%
Halliburton Company	253	8,739
National Oilwell Varco, Inc.	57	3,889
Schlumberger Limited	59	4,000

		16,628

Oil & Gas Exploration & Production – 1.9%
Noble Energy, Inc.	76	7,210

Other Diversified Financial Services – 1.4%
JPMorgan Chase & Co.	156	5,177

Packaged Foods & Meats – 2.9%
Mead Johnson Nutrition Company	158	10,887

Personal Products – 2.3%
Estee Lauder Companies Inc. (The), Class A	76	8,544

Pharmaceuticals – 7.2%
Allergan, Inc.	107	9,389
Johnson & Johnson	149	9,772
Pfizer Inc.	362	7,832

		26,993

Railroads – 4.3%
Kansas City Southern (A)	66	4,509
Union Pacific Corporation	109	11,534

		16,043

Restaurants – 2.4%
McDonald’s Corporation	89	8,879

Semiconductors – 4.1%
Altera Corporation	136	5,060
Broadcom Corporation, Class A	65	1,904
Microchip Technology Incorporated	231	8,467

		15,431

Soft Drinks – 2.4%
Coca-Cola Company (The)	127	8,857

Systems Software – 2.3%
Oracle Corporation	340	8,729

Tobacco – 3.5%
Philip Morris International Inc.	169	13,261

TOTAL COMMON STOCKS – 99.7%		$374,458
(Cost: $331,794)

2011	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS

Core Equity (in thousands) DECEMBER 31, 2011

SHORT-TERM SECURITIES – 0.3%	Principal	Value
Commercial Paper
McCormick & Co. Inc., 0.090%, 1-3-12 (B)	$1,134	$1,134

(Cost: $1,134)

TOTAL INVESTMENT SECURITIES – 100.0%		$375,592
(Cost: $332,928)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		92

NET ASSETS – 100.0%		$375,684

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2011.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$374,458	$—	$—
Short-Term Securities	—	1,134	—
Total	$374,458	$1,134	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

46	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Dividend Opportunities	(UNAUDITED)

David P. Ginther	Below, David P. Ginther, CPA, portfolio manager of Ivy Funds VIP Dividend Opportunities, discusses positioning, performance and results for the fiscal year ended December 31, 2011. He has managed the Portfolio for eight years and has 16 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Dividend Opportunities	–4.69%
Benchmark(s) and/or Lipper Category
Russell 1000 Index	1.50%
(generally reflects the performance of stocks that represent the equity market)
Lipper Variable Annuity Equity Income Funds Universe Average	1.21%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Major global events drive continued market volatility

Economic conditions continued to improve during the fiscal year ended December 31, 2011, albeit at a slow and uneven pace. The period opened with some optimism after the Federal Reserve declared the pace of U.S. economic growth unacceptable and reiterated its readiness to begin a second phase of quantitative easing in late 2010 and Congress and President Obama signed into law a politically divisive tax deal that extended the Bush-era tax cuts and provided additional tax reductions for both individuals and businesses. But it wasn’t long before the markets faced new challenges. On March 11, 2011, a 9.0-magnitude earthquake and tsunami struck the northeastern coast of Japan, resulting in catastrophic damage, loss of life and a nuclear emergency that sparked widespread fears of radioactive contamination. Despite the severity of the crisis in Japan, global stock markets were fairly quick to recover, but the full impact on the global supply technology chain persisted for some time. U.S. and global market conditions grew increasingly volatile and uncertain as the year progressed, as a number of issues impacted the capital markets.

Other significant concerns facing investors were the worsening sovereign debt issues in peripheral Europe and fear that the European Union would disintegrate, uncertainty surrounding the U.S. deficit, a sliding dollar, and rising social tension in the Middle East and North Africa.

The Portfolio was not immune to this volatility, particularly during the second half of the period as the macro environment worsened. Actions late in the period by the European Central Bank amounted to aggressive monetary easing and it provided loans to several eurozone countries, including Spain and Italy. As the period wound to a close, asset classes became increasingly correlated — as high as they have been in decades, further complicating the market environment. Against these headwinds, however, are some positive signs, including growing corporate earnings, which are a key driver of longer-term equity performance, and equity prices that remain reasonably valued.

Contributors to underperformance

The Portfolio underperformed both its benchmark and peer funds during the period. The greatest factors driving relative underperformance were untimely stock selection and an overweight stake in the energy sector, the Portfolio’s second-largest sector exposure, and untimely selection in materials and financials.

The largest detractor to the Portfolio’s performance was Goldman Sachs Group, Inc, which was an overweight stake for the Portfolio. Three years after receiving more than $10 billion in bailout money from American taxpayers, Goldman Sachs informed its employees recently that it will fire 1,000 workers in the U.S. and elsewhere, shifting their jobs to the cheaper Singapore labor market in an attempt to cut $1 billion in operating costs over the next year. The news did not bode well for the firm, which operates in an increasingly competitive space and has earned the scorn of many investors, and its stock price was punished accordingly. Other major detractors including overweight stakes in energy company Schlumberger Ltd, and materials firm Rio Tinto plc. Schlumberger, which was a strong contributor during the first half of the year, struggled as prices for crude oil slumped in line with slowing growth in developing countries, major political unrest, natural disasters and European debt. Rio Tinto, meanwhile, detracted from performance as its stock was pressured when redemptions increased toward the end of the year.

Sources of strength

At the sector level, consumer staples contributed the most to both absolute and relative returns, although it was not enough to mitigate overall underperformance. The Portfolio’s top single

2011	ANNUAL REPORT	47

contributor for the year was Phillip Morris International. The firm owns seven of the world’s top 15 international brands and does business in approximately 180 countries. It benefited from robust growth during the year due to increasing demand in overseas markets, particularly Japan, where it enjoys a national market share of approximately 28.5 percent. Visa Inc., a technology holding, was another strong performer during the period and was successful in 2011 in growing revenue outside the U.S., particularly in less-developed nations that are rapidly assimilating technology. The firm is now working on a mobile digital wallet that it plans to roll out in 2012, beginning in Nigera and Uganda and spreading across the rest of Africa, Asia and Latin America. That this holding was an overweight stake versus the index also helped.

Fallout from Japan crisis

Although energy comprises the Portfolio’s second-largest sector exposure, few of the Portfolio’s holdings were impacted by the nuclear crisis in Japan, although the event will of course have implications for the future of the energy sector in general and nuclear power in particular. Initially, shares of companies that supply the nuclear power industry declined sharply in the wake of Japan’s crisis but rebounded in short order. Despite the concerns raised by the crisis in Japan and the potential for slow growth in the immediate future, we believe the long-term future of this energy source is intact.

China declared its six operating plants safe, although it suspended approval of new nuclear plants while it reviews safety standards. China is in the process of quadrupling its uranium consumption to 50 to 60 million pounds a year, and says it plans to build 10 nuclear power plants a year for the next decade. We think the U.S. likely will continue to pursue nuclear energy as well, but there will undoubtedly be greater scrutiny and regulation. The nuclear plants currently in the planning phase in the U.S. will likely be completed but we think future building will be delayed, at least for awhile. President Obama has made it clear that he believes nuclear power will play an important role going forward, and we would not disagree.

We did not make any major sector or industry shifts in terms of asset allocation, although the Portfolio holds slightly more cash than it did at the beginning of the period.

Looking ahead

We are cautiously optimistic about the months ahead and our outlook for all of 2012. The U.S. dollar strengthened in the final months of 2011, and the U.S. economy began to show some momentum, with positive indicators in consumer confidence, employment, housing and several other areas. Inflation in most emerging markets seemed to have reached a peak, allowing governments to move to stimulate, rather than constrain, their economic growth. Despite a double-dip scare early in the year, recession did not return to the U.S. in 2011 and we do not anticipate one in 2012. The Federal Reserve has indicated it will hold interest rates at their current low level as long as it deems necessary in 2012, which means money will remain cheap. The cyclical housing and auto production sectors have yet to fully recover, providing further assurance that recession is not an immediate threat. U.S. corporate balance sheets are healthy and many companies are sitting on a lot of cash, thanks to actions taken by companies to reduce costs and raise cash following the 2008 credit crisis. We anticipate that the U.S. economy will grow faster in 2012, provided we do not experience a major global crisis of some type, or unforeseen events like 2011’s Arab Spring protests. Granted, trouble abroad could upset the U.S. economy in 2012, and we remain watchful and concerned about the U.S. tensions with Iran. U.S. markets will be negatively affected if the Iranian regime follows through on its threat to disrupt oil shipments by closing the Strait of Hormuz. Other challenges remain; slow job creation in the U.S. continues to be a rock in our nation’s path to full economic recovery, and in the second half of 2012, investors likely will have to contend with what is shaping up to be an ugly battle for the White House and Congress. We are concerned about a lack of leadership in Washington across both parties. On a brighter note, however, we are cautiously optimistic that European policymakers will find a way to manage and contain the debt crisis, although we believe this problem will take some time to correct. We anticipate that oil production growth may be limited, driving prices higher, particularly if trouble in the Middle East intensifies. Higher interest rates may also be on the horizon, and we will adjust our strategies accordingly should conditions warrant such action.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. Dividend-paying investments may not experience the same price appreciation as non-dividend-paying investments. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Dividend Opportunities.

48	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Dividend Opportunities	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	91.4%
Industrials	17.6%
Energy	16.3%
Consumer Staples	14.1%
Consumer Discretionary	11.4%
Financials	10.5%
Information Technology	8.3%
Health Care	4.9%
Materials	4.6%
Telecommunication Services	2.6%
Utilities	1.1%
Cash and Cash Equivalents	8.6%

Top 10 Equity Holdings

Company	Sector
Philip Morris International Inc.	Consumer Staples
Microchip Technology Incorporated	Information Technology
Schlumberger Limited	Energy
Union Pacific Corporation	Industrials
Boeing Company (The)	Industrials
Home Depot, Inc. (The)	Consumer Discretionary
Altria Group, Inc.	Consumer Staples
AT&T Inc.	Telecommunication Services
McDonald’s Corporation	Consumer Discretionary
National Oilwell Varco, Inc.	Energy

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	49

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Dividend Opportunities	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	-4.69%
5-year period ended 12-31-11	-0.44%
10-year period ended 12-31-11	—
Since inception of Portfolio(3) through 12-31-11	4.38%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	12-30-03 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

50	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Dividend Opportunities (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 5.8%
Boeing Company (The)	143	$10,501
General Dynamics Corporation	65	4,333
Honeywell International Inc.	92	4,973

		19,807

Asset Management & Custody Banks – 1.1%
T. Rowe Price Group, Inc.	66	3,750

Brewers – 1.0%
Anheuser-Busch Inbev S.A., ADR	59	3,568

Broadcasting – 0.5%
CBS Corporation, Class B	69	1,884

Casinos & Gaming – 2.5%
Wynn Resorts, Limited	77	8,483

Communications Equipment – 1.4%
QUALCOMM Incorporated	89	4,844

Construction & Engineering – 0.3%
Fluor Corporation	18	891

Construction & Farm Machinery & Heavy Trucks – 3.9%
Caterpillar Inc.	78	7,022
Cummins Inc.	20	1,752
Deere & Company	60	4,669

		13,443

Consumer Finance – 1.4%
Capital One Financial Corporation	115	4,878

Data Processing & Outsourced Services – 2.0%
Visa Inc., Class A	67	6,767

Distillers & Vintners – 1.5%
Diageo plc, ADR	58	5,101

Diversified Banks – 2.1%
Wells Fargo & Company	262	7,233

Diversified Chemicals – 1.2%
Dow Chemical Company (The)	147	4,236

Diversified Metals & Mining – 2.4%
Rio Tinto plc, ADR	94	4,591
Southern Copper Corporation	120	3,620

		8,211

Electric Utilities – 0.5%
PPL Corporation	62	1,812

Electrical Components & Equipment – 1.3%
Emerson Electric Co.	93	4,324

Home Improvement Retail – 2.8%
Home Depot, Inc. (The)	225	9,469

Homebuilding – 1.2%
D.R. Horton, Inc.	320	4,030

Hotels, Resorts & Cruise Lines – 0.8%
Starwood Hotels & Resorts Worldwide, Inc.	57	2,720

Household Products – 1.7%
Colgate-Palmolive Company	43	3,942
Procter & Gamble Company (The)	27	1,816

		5,758

Industrial Conglomerates – 2.0%
General Electric Company	375	6,713

COMMON STOCKS (Continued)	Shares	Value

Industrial Gases – 1.0%
Air Products and Chemicals, Inc.	41	$3,459

Integrated Oil & Gas – 3.9%
ConocoPhillips	64	4,641
Exxon Mobil Corporation	101	8,591

		13,232

Integrated Telecommunication Services – 2.6%
AT&T Inc.	298	9,002

Investment Banking & Brokerage – 1.3%
Goldman Sachs Group, Inc. (The)	49	4,404

Mortgage REITs – 2.2%
American Capital Agency Corp.	267	7,492

Multi-Utilities – 0.6%
PG&E Corporation	47	1,923

Oil & Gas Drilling – 2.4%
Seadrill Limited	247	8,205

Oil & Gas Equipment & Services – 8.7%
Baker Hughes Incorporated	65	3,183
Halliburton Company	139	4,793
National Oilwell Varco, Inc.	130	8,873
Schlumberger Limited	190	12,959

		29,808

Oil & Gas Exploration & Production – 1.3%
Apache Corporation	51	4,589

Other Diversified Financial Services – 2.4%
JPMorgan Chase & Co.	248	8,253

Personal Products – 1.0%
Estee Lauder Companies Inc. (The), Class A	30	3,381

Pharmaceuticals – 4.9%
Johnson & Johnson	108	7,079
Merck & Co., Inc.	31	1,152
Pfizer Inc.	392	8,481

		16,712

Railroads – 4.3%
Kansas City Southern (A)	57	3,894
Union Pacific Corporation	103	10,961

		14,855

Restaurants – 3.6%
McDonald’s Corporation	89	8,931
Starbucks Corporation	80	3,697

		12,628

Semiconductors – 3.8%
Microchip Technology Incorporated	355	12,993

Soft Drinks – 1.4%
Coca-Cola Company (The)	69	4,835

Systems Software – 1.1%
Oracle Corporation	144	3,701

Tobacco – 7.5%
Altria Group, Inc.	309	9,169
Philip Morris International Inc.	211	16,559

		25,728

TOTAL COMMON STOCKS – 91.4%		$313,122
(Cost: $292,719)

2011	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS

Dividend Opportunities (in thousands)	DECEMBER 31, 2011

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper – 8.3%
Bemis Company, Inc., 0.450%, 1-4-12 (B)	$5,250	$5,249
Citigroup Funding Inc., 0.340%, 1-12-12 (B)	1,613	1,613
Colgate-Palmolive Company, 0.010%, 1-17-12 (B)	4,026	4,026
Corporacion Andina de Fomento, 0.240%, 1-24-12 (B)	2,670	2,670
Heinz (H.J.) Finance Co. (GTD by Heinz (H.J.) Co.), 0.310%, 1-20-12 (B)	3,000	2,999
Kellogg Co., 0.150%, 1-4-12 (B)	1,967	1,967
Nestle Finance International Ltd., 0.070%, 1-23-12 (B)	5,000	5,000
Straight-A Funding, LLC (GTD by Federal Financing Bank), 0.100%, 1-27-12 (B)	5,000	5,000

TOTAL SHORT-TERM SECURITIES – 8.3%		$28,524
(Cost: $28,524)

TOTAL INVESTMENT SECURITIES – 99.7%		$341,646
(Cost: $321,243)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		1,147

NET ASSETS – 100.0%		$342,793

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2011.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$313,122	$—	$—
Short-Term Securities	—	28,524	—
Total	$313,122	$28,524	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

52	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Energy	(UNAUDITED)

David P. Ginther	Below, David P. Ginther, CPA, portfolio manager of Ivy Funds VIP Energy, discusses positioning, performance and results for the fiscal year ended December 31, 2011. He has managed the Portfolio since its inception in May 2006 and has 16 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Energy	–9.08%
Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	3.92%
(generally reflects the performance of stocks that represent the energy market)
Lipper Variable Annuity Natural Resources Funds Universe Average	–11.73%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Major global events drive continued market volatility

Economic conditions continued to improve during the fiscal year ended December 31, 2011, albeit at a slow and uneven pace. The period opened with some optimism after the Federal Reserve declared the pace of U.S. economic growth unacceptable and reiterated its readiness to begin a second phase of quantitative easing in late 2010 and Congress and President Obama signed into law a politically divisive tax deal that extended the Bush-era tax cuts and provided additional tax reductions for both individuals and businesses. But it wasn’t long before the markets faced new challenges. On March 11, 2011, a 9.0-magnitude earthquake and tsunami struck the northeastern coast of Japan, resulting in catastrophic damage, loss of life and a nuclear emergency that sparked widespread fears of radioactive contamination. Despite the severity of the crisis in Japan, global stock markets were fairly quick to recover, but the full impact on the global supply technology chain persisted for some time. U.S. and global markets conditions grew increasingly volatile and uncertain as the year progressed, as a number of issues impacted the capital markets.

Other meaningful concerns facing investors were the worsening sovereign debt issues in peripheral Europe and fear that the European Union would disintegrate, uncertainty surrounding the U.S. deficit, a sliding dollar, and rising social tension in the Middle East and North Africa. The Portfolio was not immune to this volatility, particularly during the second half of the period as the macro environment worsened. Actions late in the period by the European Central Bank amounted to aggressive monetary easing and it provided loans to several eurozone countries, including Spain and Italy. As the period wound to a close, asset classes became increasingly correlated — as high as they have been in decades, further complicating the market environment. Against these headwinds, however, are some positive signs, including growing corporate earnings, which are a key driver of longer-term equity performance, and equity prices that remain reasonably valued.

A difficult year for energy

Although the Portfolio underperformed is benchmark, it fared better than its Lipper peer group. The greatest factors driving relative underperformance were stock selection and an underweight stake in the energy sector.

It is important to note that Exxon currently comprises about 50 percent of the index, and the company had a very strong year, thus driving performance for the index higher. Although Exxon is a top-10 holding of the Portfolio, clearly it does not represent 50 percent of the Portfolio’s investments. For this reason, in periods in which Exxon performs strongly, it is likely the Portfolio will underperform the index.

The largest detractors to the Portfolio’s performance were Newfield Exploration Co. and Schlumberger Ltd. Newfield Exploration, headquartered in Houston, Texas, is an independent company that specializes in the exploration and production of crude oil and natural gas, with extensive operations in the U.S. and international operations in Malaysia and China. Despite this firm’s fundamental health and strong business, it was negatively affected by ongoing concerns about economic recovery and higher oil prices. This is a typical scenario when prices rise; people become concerned that higher prices will weigh on global demand growth and cash out. Schlumberger, a strong contributor in the past, struggled as oil prices for crude oil slumped later in the year in line with slowing growth in developing countries, major political unrest, natural disasters and European debt.

Sources of strength

A few standout names deserve mentioning. A top contributor was El Paso Corporation, an industry leader in transporting natural gas. In October 2011, El Paso was acquired by Kinder Morgan, creating the fourth-largest energy company in North America with an enterprise value of approximately $94 billion and 80,000 miles of pipelines. Another top contributor was Cabot

2011	ANNUAL REPORT	53

Oil & Gas Corporation, which was, at one time, the Portfolio’s largest holding and the top-performing constituent of the S&P 500 Index for the year. Headquartered in Houston, Texas, Cabot is a leading independent natural gas producer with its entire resource base located in the continental United States. The firm enjoyed a significant rate of return for gas distributed at its Marcellus facility in northeastern Pennsylvania. It also was successful in reducing debt between 2010 and 2011, even with a robust investment program that created significant growth.

The Portfolio’s mandate enables it to invest up to 20 percent of assets in firms that are outside of the energy sector. Selected holdings in the industrials group — Gardner Denver Inc. and Chicago Bridge & Iron Company-NV. Gardner Denver Inc. is a leading global supplier of industrial compressors, blowers, pumps, loading arms and fuel systems, with offices in 36 countries. The firm benefited during the period through its acquisition of Robuschi, S.p.A, a successful Italian manufacturer of blowers and pumps, in December. Chicago Bridge & Iron Company (CBI) operates as a subsidiary of Chicago Bridge & Iron Company N.V, an old and established enterprise that began doing business as a bridge construction firm more than 100 years ago. Today, it combines proven process technology with global capabilities in engineering and procurement to the energy and natural resource industries. Its success during the period is attributable to its strategic acquisition of Chemical Research and Licensing from CRI/Criterion, a subsidiary of Royal Dutch Shell plc. This acquisition gives CBI, through its Lummus Technology business sector, a 100 percent interest in Catalytic Distillation Technologies (CDTECH). CDTECH develops and licenses advanced refining and petrochemical processes based on its proprietary catalytic distillation technology. Technologies developed by CDTECH include those used to produce low sulfur and high octane blends for use in reformulated gasoline. Prior to this acquisition, CBI held a 50 percent interest in CDTECH.

We did not make any significant strategic changes to sector allocations during the period, although the exposure to industrials is marginally lower and the amount of cash is slightly higher than at the beginning of the period.

Fallout from Japan crisis

Few of the Portfolio’s holdings were impacted by the nuclear crisis in Japan, although the event will of course have implications for the future of the energy sector in general and nuclear power in particular. Initially, shares of companies that supply the nuclear power industry declined sharply in the wake of Japan’s crisis but rebounded in relatively short order. Despite the concerns raised by the crisis in Japan and the potential for slow growth in the immediate future, we believe the long-term future of this energy source is intact.

China declared its six operating plants safe, although it suspended approval of new nuclear plants while it reviews safety standards. China is in the process of quadrupling its uranium consumption to 50 to 60 million pounds a year, and says it plans to build

10 nuclear power plants a year for the next decade. We think the U.S. likely will continue to pursue nuclear energy as well, but there will undoubtedly be greater scrutiny and regulation. The nuclear plants currently in the planning phase in the U.S. will likely be completed but we think future building will be delayed, at least for awhile. President Obama has made it clear that he believes nuclear power will play an important role going forward, and we would not disagree.

Looking ahead

We are cautiously optimistic about the months ahead and our outlook for all of 2012. The U.S. dollar strengthened in the final months of 2011, and the U.S. economy began to show some momentum, with positive indicators in consumer confidence, employment, housing and several other areas. Inflation in most emerging markets seems to reach a peak, allowing governments to move to stimulate, rather than constrain, their economic growth. Despite a double-dip scare early in the year, recession did not return to the U.S. in 2011 and we do not anticipate one in 2012. The Federal Reserve has indicated it will hold interest rates at their current low level as long as it deems necessary in 2012, which means money will remain cheap. The cyclical housing and auto production sectors have yet to fully recover, providing further assurance that recession is not an immediate threat. U.S. corporate balance sheets are healthy and many companies are sitting on a lot of cash, thanks to actions taken by companies to reduce costs and raise cash following the 2008 credit crisis. We anticipate that the U.S. economy will grow faster in 2012, provided we do not experience a major global crisis of some type, or unforeseen events like 2011’s Arab Spring protests. Granted, trouble abroad could upset the U.S. economy in 2012, and we remain watchful and concerned about the U.S. tensions with Iran. U.S. markets will be negatively affected if the Iranian regime follows through on its threat to disrupt oil shipments by closing the Strait of Hormuz. Natural gas prices are likely to remain steady or even decline, given higher inventories resulting from a warmer-than-average winter. Other challenges remain; slow job creation in the U.S. continues to be a rock in our nation’s path to full economic recovery, and in the second half of 2012, investors likely will have to contend with what is shaping up to be an ugly battle for the White House and Congress. We are concerned about a lack of leadership in Washington across both parties. On a brighter note, however, we are cautiously optimistic that European policymakers will find a way to manage and contain the debt crisis, although we believe this problem will take some time to correct. We believe stabilization in Europe would bode very well for global economic recovery. All of these factors will contribute to the kind of volatility that characterized 2011, with even small movements snowballing rapidly. We anticipate that oil production growth may be limited, driving prices higher, particularly if trouble in the Middle East intensifies. Higher interest rates may also be on the horizon, and we will adjust our strategies accordingly should conditions warrant such action.

54	ANNUAL REPORT	2011

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Energy.

2011	ANNUAL REPORT	55

PORTFOLIO HIGHLIGHTS

Energy	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	95.4%
Energy	87.2%
Industrials	5.7%
Materials	1.5%
Consumer Discretionary	1.0%
Cash and Cash Equivalents	4.6%

Country Weightings

North America	81.6%
United States	76.7%
Canada	4.9%
Europe	9.8%
Netherlands	3.7%
Other Europe	6.1%
Pacific Basin	2.6%
Bahamas/Caribbean	1.4%
Cash and Cash Equivalents	4.6%

Top 10 Equity Holdings

Company	Sector	Industry
National Oilwell Varco, Inc.	Energy	Oil & Gas Equipment & Services
Schlumberger Limited	Energy	Oil & Gas Equipment & Services
Continental Resources, Inc.	Energy	Oil & Gas Exploration & Production
Anadarko Petroleum Corporation	Energy	Oil & Gas Exploration & Production
Exxon Mobil Corporation	Energy	Integrated Oil & Gas
El Paso Corporation	Energy	Oil & Gas Storage & Transportation
Occidental Petroleum Corporation	Energy	Integrated Oil & Gas
Baker Hughes Incorporated	Energy	Oil & Gas Equipment & Services
Halliburton Company	Energy	Oil & Gas Equipment & Services
Cameron International Corporation	Energy	Oil & Gas Equipment & Services

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

56	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Energy	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2006.

Average Annual Total Return(3)
1-year period ended 12-31-11	-9.08%
5-year period ended 12-31-11	4.88%
10-year period ended 12-31-11	—
Since inception of Portfolio(4) through 12-31-11	3.00%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	5-1-06 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2011	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS

Energy (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value
Auto Parts & Equipment – 1.0%
BorgWarner Inc. (A)	10	$637

Coal & Consumable Fuels – 2.6%
Alpha Natural Resources, Inc. (A)	13	270
Arch Coal, Inc.	30	437
Cameco Corporation	17	310
Peabody Energy Corporation	19	620

		1,637

Construction & Engineering – 2.8%
Chicago Bridge & Iron Company N.V., NY Shares	19	705
Fluor Corporation	21	1,038

		1,743

Construction & Farm Machinery & Heavy Trucks – 1.5%
Caterpillar Inc.	4	331
Cummins Inc.	7	594

		925

Diversified Metals & Mining – 1.5%
BHP Billiton Limited, ADR	14	961

Industrial Machinery – 1.4%
Gardner Denver, Inc.	11	863

Integrated Oil & Gas – 10.4%
BP plc, ADR	12	524
ConocoPhillips	18	1,315
Exxon Mobil Corporation	24	2,038
Occidental Petroleum Corporation	20	1,902
Suncor Energy Inc.	24	678

		6,457

Oil & Gas Drilling – 6.3%
ENSCO International Incorporated	11	535
Helmerich & Payne, Inc.	27	1,602
Nabors Industries Ltd. (A)	49	850
Seadrill Limited	28	912

		3,899

Oil & Gas Equipment & Services – 31.5%
Baker Hughes Incorporated	36	1,749
Basic Energy Services, Inc. (A)	19	376
C&J Energy Services, Inc. (A)	26	536
Cameron International Corporation (A)	35	1,712
Core Laboratories N.V.	14	1,612
Dresser-Rand Group Inc. (A)	20	1,013
Dril-Quip, Inc. (A)	17	1,099
FMC Technologies, Inc. (A)	29	1,499
Halliburton Company	51	1,744
National Oilwell Varco, Inc.	42	2,839
Schlumberger Limited	36	2,442
Superior Energy Services, Inc. (A)	40	1,145
Tenaris S.A., ADR	22	825
Weatherford International Ltd. (A)	67	987

		19,578

Oil & Gas Exploration & Production – 27.5%
Anadarko Petroleum Corporation	28	2,160
Apache Corporation	18	1,635
Cabot Oil & Gas Corporation	15	1,123

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Exploration & Production (Continued)
CNOOC Limited, ADR	4	$664
Concho Resources Inc. (A)	7	666
Continental Resources, Inc. (A)	33	2,205
Devon Energy Corporation	5	298
EOG Resources, Inc.	7	714
Kosmos Energy Ltd. (A)	34	413
Laredo Petroleum Holdings, Inc. (A)	15	326
Newfield Exploration Company (A)	28	1,066
Noble Energy, Inc.	15	1,402
Oasis Petroleum LLC (A)	32	916
Plains Exploration and Production Company (A)	22	800
Southwestern Energy Company (A)	45	1,437
St. Mary Land & Exploration Company	11	789
Ultra Petroleum Corp. (A)	16	474

		17,088

Oil & Gas Refining & Marketing – 0.6%
Clean Energy Fuels Corp. (A)	32	401

Oil & Gas Storage & Transportation – 8.3%
El Paso Corporation	73	1,930
El Paso Pipeline Partners, L.P.	26	904
Enbridge Inc.	42	1,571
Williams Companies, Inc. (The)	24	784

		5,189

TOTAL COMMON STOCKS – 95.4%		$59,378
(Cost: $57,903)

SHORT-TERM SECURITIES – 4.4%	Principal
Commercial Paper
Royal Bank of Scotland plc (The), 0.250%, 1-4-12 (B)	$2,708	$2,708

(Cost: $2,708)

TOTAL INVESTMENT SECURITIES – 99.8%		$62,086
(Cost: $60,611)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		109

NET ASSETS – 100.0%		$62,195

58	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Energy (in thousands) DECEMBER 31, 2011

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2011.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$59,378	$—	$—
Short-Term Securities	—	2,708	—
Total	$59,378	$2,708	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Country Diversification
(as a % of net assets)
United States	76.7%
Canada	4.9%
Netherlands	3.7%
United Kingdom	1.7%
Switzerland	1.6%
Australia	1.5%
Norway	1.5%
Bermuda	1.4%
Luxembourg	1.3%
Hong Kong	1.1%
Other+	4.6%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	59

MANAGEMENT DISCUSSION

Global Bond	(UNAUDITED)

Mark G. Beischel	Daniel J. Vrabac	Below, Mark G. Beischel, CFA, and Daniel J. Vrabac, portfolio managers of Ivy Funds VIP Global Bond, discuss positioning, performance and results for the fiscal year ended December 31, 2011. Mr. Beischel has 18 years of industry experience, while Mr. Vrabac has 33 years of industry experience. Both men have managed the Portfolio since its August 2010 inception.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Global Bond	0.08%
Benchmark(s) and/or Lipper Category
Barclays Capital Multiverse Index	5.55%
(generally reflects the performance of the global bond market.)
Barclays Capital U.S. Dollar-Denominated Universal Index	7.40%
(generally reflects the performance of securities representing the world’s bond market)
Lipper Variable Annuity Global Income Funds Universe Average	4.12%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

The Portfolio’s benchmark index changed in July 2011 to the Barclays Capital Multiverse Index (Global Aggregate Index, Global High-Yield Index). The Multiverse Index provides a broad-base measure of the global fixed-income bond market. It is a combination of the Global Aggregate (U.S. Aggregate, Pan European Aggregate, Asian Pacific Aggregate, and Other Global Aggregate) and the Global High Yield indexes. This index captures global sovereigns, global currencies, and global credit which we believe is more representative of the types of securities in which the Portfolio can invest. For comparison purposes, both indexes are included in this year’s report.

The Portfolio underperformed its benchmark and peers over the past 12 months. It’s important to keep in mind how a fund earns its return. Return comes from two sources — price appreciation (or depreciation), and income. The Portfolio is focused on income return by investing in what we feel are the best corporate issuers around the world. Investing in corporate bonds is designed to provide a yield advantage over government bonds, albeit with greater risk. Furthermore, the Portfolio uses that yield advantage from corporate bonds to lower the Portfolio’s average maturity and duration — striving to reduce the risk that inflation and/or higher interest rates might cause a large drop in an investors’ capital.

Over the past 12 months, interest rates on government bonds fell significantly. This led to a large price return on many competitor funds and on the benchmark because of their longer effective durations. However, unlike income, which is continually generated, price return is highly volatile; for it to be sustained, interest rates must continue to fall. Although interest rates may fall further if the U.S. and global economy continues to slow in

2012, interest rates are not likely to fall forever. Furthermore, at these levels we believe government bonds provide little interest income with a lot of price risk should interest rates and/or inflation begin to rise.

As mentioned, the Portfolio keeps a much shorter average maturity and duration than some competitor portfolios, and also contains fewer government securities. The focus is on income, not price return. That said, 2011 was a year where funds that focused on price return (those with very long average maturities and high allocation to government bonds) outperformed the Portfolio.

Although the Portfolio benefitted from declining interest rates, it was also somewhat adversely affected by widening spreads on corporate bonds. We believe that the market will continue to experience spread widening in 2012, albeit in an irregular fashion, due to the market and economic environment. For that reason, we continue to keep liquid assets available for opportunities down the road.

The Portfolio continues to keep short positions on the Euro and Yen, and a long position on the Chinese renminbi in the currency forward market. Regarding the dollar, we believe that a slowing global economy and the problems in Europe will continue to provide a good environment for the U.S. dollar to perform well. The U.S. remains the safe haven for the world, in spite of its own problems. Part of the opportunity that we see in 2012 will be the ability to buy some foreign currency bonds after they have weakened versus the dollar. Our current position in foreign currency bonds remains less than five percent of the Portfolio.

We continue to see attractive opportunities in the emerging market corporate bond sector. Primarily, our purchases are in U.S. dollar-denominated emerging market bonds. The U.S. still has the largest bond market in the world, and the best corporate issuers from around the world still issue in U.S. dollars.

For the year ahead, we see the global economy struggling. Too many countries are depending on fiscal austerity including spending cutbacks, higher taxes and other administrative measures; in order to balance their budgets and control their debt. The U.S. will be gridlocked in an election year. The tailwinds from lower energy prices and a rebound from the Japanese nuclear accident in the spring are now behind us. We believe 2012 will be a volatile, difficult year in the global economy and markets. That is why we are keeping a substantial amount of cash on the sidelines.

60	ANNUAL REPORT	2011

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Fixed-income securities are subject to interest rate risk, so the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Global Bond.

2011	ANNUAL REPORT	61

PORTFOLIO HIGHLIGHTS

Global Bond	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Bonds	87.0%
Corporate Debt Securities	70.9%
United States Government and Government Agency Obligations	11.5%
Other Government Securities	4.6%
Cash and Cash Equivalents and Equities	13.0%

Quality Weightings

Investment Grade	51.3%
AA	11.5%
A	6.0%
BBB	33.8%
Non-Investment Grade	35.7%
BB	22.2%
B	8.4%
Non-rated	5.1%
Cash and Cash Equivalents and Equities	13.0%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.
Country Weightings

South America	29.9%
Brazil	15.9%
Columbia	5.0%
Argentina	4.7%
Other South America	4.3%
North America	20.6%
United States	16.9%
Other North America	3.7%
Pacific Basin	19.9%
India	7.2%
Indonesia	4.8%
Other Pacific Basin	7.9%
Europe	16.4%
Russia	11.1%
Other Europe	5.3%
Other	2.3%
Cash and Cash Equivalents	10.9%

62	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Global Bond	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of August 31, 2010.

Average Annual Total Return(3)
1-year period ended 12-31-11	0.08%
5-year period ended 12-31-11	—
10-year period ended 12-31-11	—
Since inception of Portfolio(4) through 12-31-11	-0.02%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	8-23-10 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2011	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares		Value

Diversified Metals & Mining – 1.0%
Southern Copper Corporation	3		$76

Oil & Gas Storage & Transportation – 0.4%
Plains All American Pipeline, L.P.	—	*	27

Tobacco – 0.4%
Altria Group, Inc.	1		25

Water Utilities – 0.3%
Aguas Andinas S.A. (A)	34		20

TOTAL COMMON STOCKS – 2.1%			$148
(Cost: $133)

CORPORATE DEBT SECURITIES	Principal
Aerospace & Defense – 2.3%
Bombardier Inc., 7.500%, 3-15-18 (B)	$50		54
Embraer Overseas Limited, 6.375%, 1-24-17	100		107

			161

Agricultural Products – 1.6%
CCL Finance Limited, 9.500%, 8-15-14	100		111

Airlines – 2.2%
Aeropuertos Argentina 2000 S.A., 10.750%, 12-1-20 (B)	48		49
TAM Capital 2 Inc., 9.500%, 1-29-20	100		107

			156

Automotive Retail – 1.5%
TGI International Ltd., 9.500%, 10-3-17	100		107

Broadcasting – 3.0%
Globo Comunicacoe e Participacoes S.A., 6.250%, 12-20-49 (C)	200		211

Coal & Consumable Fuels – 3.1%
Indo Integrated Energy II B.V., 9.750%, 11-5-16	100		107
PT Adaro Indonesia, 7.625%, 10-22-19	100		108

			215

Diversified Banks – 13.3%
Banco Bradesco S.A., 4.125%, 5-16-16 (B)	200		201
Banco Cruzeiro do Sul S.A., 7.000%, 7-8-13	115		99
Banco de Credito del Peru, 4.750%, 3-16-16 (B)	100		100
Banco Santander Chile, S.A., 3.750%, 9-22-15 (B)	100		100
Bancolombia S.A., 4.250%, 1-12-16	100		99
ICICI Bank Limited, 6.625%, 10-3-12 (B)	125		128

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Diversified Banks (Continued)
Sberbank Rossii OAO, 6.480%, 5-15-13	$100	$105
State Bank of India, 4.500%, 10-23-14	100	99

		931

Diversified Metals & Mining – 0.9%
Glencore Funding LLC, 6.000%, 4-15-14 (B)	60	62

Electric Utilities – 4.0%
Compania de Transporte de Energia Electrica en Alta Tension TRANSENER S.A., 9.750%, 8-15-21 (B)	50	40
Empresa Distribuidora y Comercializadora Norte S.A., 9.750%, 10-25-22 (B)	50	41
Majapahit Holding B.V., 7.750%, 10-17-16	100	112
Rural Electrification Corporation Limited, 4.250%, 1-25-16	100	95

		288

Food Distributors – 1.3%
Olam International Limited, 7.500%, 8-12-20	100	93

Homebuilding – 1.8%
Desarrolladora Homex, S.A. de C.V., 7.500%, 9-28-15	25	24
URBI, Desarrollos Urbanos, S.A. de C.V., 8.500%, 4-19-16	100	99

		123

Household Appliances – 1.1%
Controladora Mabe, S.A. de C.V.:
6.500%, 12-15-15	50	50
6.500%, 12-15-15 (B)	25	25

		75

Independent Power Producers & Energy Traders – 3.0%
China Resources Power Holdings Company Limited, 3.750%, 8-3-15	100	98
Listrindo Capital B.V., 9.250%, 1-29-15 (B)	100	109

		207

Industrial Conglomerates – 1.8%
Jaiprakash Associates Limited, Convertible, 0.000%, 9-12-12 (D)	100	126

IT Consulting & Other Services – 0.4%
iGATE Corporation, 9.000%, 5-1-16 (B)	25	26

Marine – 3.5%
PB Issuer (No. 2) Limited, Convertible, 1.750%, 4-12-16	90	75
SCF Capital Limited, 5.375%, 10-27-17	200	172

		247

64	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Multi-Utilities – 1.1%
Black Hills Corporation, 9.000%, 5-15-14	$ 65	$ 74

Oil & Gas Drilling – 5.1%
Lancer Finance Company (SPV) Limited, 5.850%, 12-12-16 (B)	82	81
Noble Group Limited, 4.875%, 8-5-15	100	92
QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 7-30-18 (B)	191	189

		362

Oil & Gas Equipment & Services – 1.4%
Petroleum Geo-Services ASA, Convertible, 2.700%, 12-3-12	100	98

Oil & Gas Exploration & Production – 6.7%
Essar Energy Investment Limited, Convertible, 4.250%, 2-1-16	100	60
Novatek Finance Limited, 5.326%, 2-3-16 (B)	200	201
Pacific Rubiales Energy Corp., 8.750%, 11-10-16 (B)	100	113
Pan American Energy LLC, 7.875%, 5-7-21	100	101

		475

Oil & Gas Storage & Transportation – 3.4%
Empresas Publicas de Medellin E.S.P., 8.375%, 2-1-21 (E)	COP60,000	32
TransCapital Limited, 5.670%, 3-5-14 (B)	$200	208

		240

Packaged Foods & Meats – 3.3%
BFF International Limited, 7.250%, 1-28-20	100	110
Bunge Limited Finance Corp., 5.350%, 4-15-14	25	26
JBS Finance II Ltd., 8.250%, 1-29-18 (B)	100	91

		227

Paper Products – 0.4%
Inversiones CMPC S.A., 4.750%, 1-19-18 (B)	25	26

Railroads – 0.8%
Kansas City Southern Railway Company (The), 8.000%, 6-1-15	50	53

Steel – 2.4%
ArcelorMittal, 5.375%, 6-1-13	75	77
Steel Capital S.A., 6.700%, 10-25-17	100	94

		171

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Wireless Telecommunication Service – 1.5%
VIP Finance Ireland Limited, 8.375%, 4-30-13	$100	$104

TOTAL CORPORATE DEBT SECURITIES – 70.9%		$4,969
(Cost: $5,110)

OTHER GOVERNMENT SECURITIES
Argentina – 1.5%
City of Buenos Aires, 12.500%, 4-6-15 (B)	100	105

Supranational – 0.9%
Central American Bank for Economic Integration, 5.375%, 9-24-14	58	62

Venezuela – 2.2%
Corporacion Andina de Fomento, 3.750%, 1-15-16	155	157

TOTAL OTHER GOVERNMENT SECURITIES – 4.6%		$324
(Cost: $330)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 11.5%
United States Treasury Bonds, 3.750%, 8-15-41	125	147
United States Treasury Notes:
1.750%, 8-15-12	550	555
2.125%, 8-15-21	100	103

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 11.5%		$805
(Cost: $796)

SHORT-TERM SECURITIES – 9.5%
Master Note
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (F)	663	$663

(Cost: $663)

TOTAL INVESTMENT SECURITIES – 98.6%		$6,909
(Cost: $7,032)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.4%		95

NET ASSETS – 100.0%		$7,004

2011	ANNUAL REPORT	65

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2011

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at December 31, 2011:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Buy	Chinese Yuan Renminbi	Citibank, N.A.	1,050	3-11-13	$—	$4
Buy	Chinese Yuan Renminbi	Deutsche Bank AG	1,050	6-10-13	—	5
Buy	Chinese Yuan Renminbi	Goldman Sachs International	1,550	9-13-13	—	8
Buy	Chinese Yuan Renminbi	Citibank, N.A.	650	9-23-13	—	2
Buy	Chinese Yuan Renminbi	Deutsche Bank AG	600	9-26-13	—	1
Sell	Euro	Nomura Securities International	194	10-18-12	19	—
Sell	Japanese Yen	Deutsche Bank AG	18,000	2-10-12	—	6

					$19	$26

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the total value of these securities amounted to $1,949 or 27.8% of net assets.

(C)	Step bond security. This security currently pays the stated rate but this rate will increase in the future.

(D)	Zero coupon bond.

(E)	Principal amounts are denominated in the indicated foreign currency, where applicable (COP - Columbian Peso).

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$148	$—	$—
Corporate Debt Securities	—	4,813	156
Other Government Securities	—	324	—
United States Government Obligations	—	805	—
Short-Term Securities	—	663	—
Total	$148	$6,605	$156
Forward Foreign Currency Contracts	$—	$19	$—
Liabilities
Forward Foreign Currency Contracts	$—	$26	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Corporate Debt Securities
Beginning Balance 1-1-11	$267
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(5)
Purchases	79
Sales	(15)
Transfers into Level 3 during the period	—
Transfers out of Level 3 during the period	(170)

Ending Balance 12-31-11	$156

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-11	$(5)

Country Diversification
(as a % of net assets)
United States	16.9%
Brazil	15.9%
Russia	11.1%
India	7.2%
Columbia	5.0%
Indonesia	4.8%
Argentina	4.7%
Mexico	2.9%
American Samoa	2.8%
Singapore	2.6%

Country Diversification
(as a % of net assets)
Luxembourg	2.4%
Venezuela	2.2%
Chile	2.1%
Netherlands	1.5%
Norway	1.4%
Panama	1.4%
China	1.4%
Hong Kong	1.1%
Other Countries	1.7%
Other+	10.9%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

66	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Global Natural Resources	(UNAUDITED)

Frederick Sturm

Ivy Funds VIP Global Natural Resources is subadvised by Mackenzie Financial Corp. of Canada.

Below, Frederick Sturm, CFA, portfolio manager of Ivy Funds VIP Global Natural Resources, discusses positioning, performance and results for the fiscal year ended December 31, 2011. He has managed the Portfolio for seven years and has 31 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Global Natural Resources	–21.45%
Benchmark(s)/Lipper Category
Morgan Stanley Commodity Related Index	–11.87%
(generally representative of an unmanaged group of natural resources stocks)
Lipper Variable Annuity Natural Resources Funds Universe Average	–11.73%
(generally reflects the performance of the universe of funds with similar investment objectives)
MSCI AC World IMI 55% Energy + 45% Materials Index	–11.60%
(generally reflects the performance of the energy and materials stocks in developed and emerging markets)

Please note that the Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Rough, tough and difficult

It was a tough year for resources stock, a tougher year for basic materials and an even more difficult year for international companies in the resources space. Against this challenging market backdrop, the Portfolio significantly underperformed its benchmark indexes and peer funds. The Portfolio’s relative underperformance and negative absolute performance are attributable to both the macro environment and some stock-specific issues.

The Portfolio is overweight the Morgan Stanley Commodity Related Index in basic materials and is underweight energy companies, and also has a higher relative international exposure. During 2011, the disparity between materials and energy was the largest it has been in more than a decade (on a calendar-year basis), with materials underperforming energy by roughly 20 percent. Meanwhile, U.S. stocks outperformed international markets by approximately 15 percent.

Sources of underperformance

Holdings in industries such as coal and renewable energy were particularly hurtful during the period. The greatest detractors included Peabody Energy Corporation and Alpha Natural Resources (we have eliminated this holding) in the coal space and renewable energy firms Trina Solar Limited and GCL-Poly Energy. Although we believed these companies were all strong and the leading low-cost providers in their respective industries, it is our opinion that the only good play in those spaces would have been to be out of the industries altogether.

Metals and mining stocks also restrained absolute and relative returns, as European investors’ use of materials companies in their “risk on/risk off” trades put pressure on the industry as a whole. Names in this group that detracted include Xstrata plc and Rio Tinto plc. In addition, nearly every gold holding, with the exception of Randgold Resources and a handful of smaller names, detracted from performance as stock prices may have been pressured as redemptions increased toward the end of the year.

The largest single drag on performance during the year was Sino-Forest Corporation, a Canada-based forestry firm with principal business operations in China whose stock plummeted on allegations of fraud by a research firm. Although investigations regarding the allegations are still underway, we have written off substantially all of the value of the shares at this time. We remain in contact with the company’s executive leadership but are moving forward in our efforts to find attractive investment opportunities for the Portfolio.

Standout performers during a volatile period, and some tactical shifts

Volatility was an issue across global markets during the year, driven by a number of natural disasters, geopolitical tensions and the sovereign debt problems in Europe. Although the Portfolio underperformed for the year as a whole, it is noteworthy that returns during the first half of the year were slightly positive and the Portfolio gained 14 percent in the final quarter of the year. Most of the names discussed as detractors in this report were the same holdings that restrained performance during the difficult third quarter. One standout performer for much of the year was Petrohawk Energy. The Portfolio was in fact the company’s largest stakeholder when it was acquired by BHP Billiton at a 50 percent premium in August 2011. We no longer hold this stock.

Another top performer was Cabot Oil & Gas Corporation, which was among the Portfolio’s largest holdings and a the top-performing constituent of the S&P 500 Index for the year. Headquartered in Houston, Texas, Cabot is a leading independent natural gas producer with its entire resource base located in the continental United States. The firm enjoyed a

2011	ANNUAL REPORT	67

significant rate of growth in natural gas production within the Marcellus region in northeastern Pennsylvania. The company is amongst the absolute lowest-cost producers of natural gas and this should help sustain above industry average growth and reinvestment returns.

We have been increasing the Portfolio’s cash level and reducing hedges, in line with our view that 2012 will be a year of gradual healing as markets win supportive reflationary policy responses. Should the market create a conducive environment for doing so, it is our goal to have all hedges removed by the end of the first quarter of 2012.

Looking ahead

We believe broad political, economic and market uncertainty peaked during the fourth quarter of 2011 and that better days await us. We believe that as we come out of this hopeful troughing process markets will recover on receding gloomy sentiment, and that a past frustrating year yielding disappointing results could prove to be a worthwhile go-forward opportunity. The basic materials sectors that were a proportionately larger detractor have meaningful recovery potential on Chinese policy easing. Valuation compression reflects sufficient pessimism that the potential reward for a contrary stance is becoming intriguing. There is a huge amount of money on the sidelines that could end up chasing markets higher. We think the secular trend for most resources remains intact, despite slowing global economic growth and the debt problems in Europe, and buying opportunities will continue for many resources, including gold, copper, oil and water. We think the uptrend for other base metals and some agricultural commodities is less certain. We believe debasement of currencies from continued printing will remain broadly supportive.

In our view, developing economies growing at roughly 6 percent, which represent half the world’s gross domestic product, should anchor continued global growth at roughly 3–3.5 percent in 2011. We anticipate U.S. economic growth will be in the 1.5–2 percent range. The leadership of U.S. stocks may continue to play out in early 2012, but we look for stronger relative emerging markets returns over the next 12–18 months to be ushered in by more supportive policy initiatives in those markets. This should favor both absolute and relative returns for the Portfolio.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities, such as gold, exposes the fund to other risk considerations such as potentially severe price fluctuations over short periods of time. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Global Natural Resources.

68	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Global Natural Resources	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	87.6%
Energy	43.3%
Materials	38.8%
Information Technology	2.2%
Utilities	1.6%
Industrials	0.9%
Financials	0.5%
Consumer Staples	0.3%
Purchased Options	7.0%
Cash and Cash Equivalents	5.4%

Country Weightings

North America	59.2%
United States	45.4%
Canada	13.8%
Europe	15.5%
United Kingdom	13.0%
Other Europe	2.5%
Pacific Basin	9.8%
China	3.8%
Other Pacific Basin	6.0%
South America	2.5%
Other	0.6%
Cash and Cash Equivalents and Options	12.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Xstrata plc	United Kingdom	Materials	Diversified Metals & Mining
Cabot Oil & Gas Corporation	United States	Energy	Oil & Gas Exploration & Production
Plains Exploration and Production Company	United States	Energy	Oil & Gas Exploration & Production
Baker Hughes Incorporated	United States	Energy	Oil & Gas Equipment & Services
Halliburton Company	United States	Energy	Oil & Gas Equipment & Services
ENSCO International Incorporated	United Kingdom	Energy	Oil & Gas Drilling
Potash Corporation of Saskatchewan Inc.	Canada	Materials	Fertilizers & Agricultural Chemicals
First Quantum Minerals Ltd.	Canada	Materials	Diversified Metals & Mining
Celanese Corporation, Series A	United States	Materials	Specialty Chemicals
Cameron International Corporation	United States	Energy	Oil & Gas Equipment & Services

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	69

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Global Natural Resources	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

(3)	Blended index is represented by 55% of the MSCI AC World IMI Energy Index and 45% of the MSCI AC World IMI Materials Index.

Average Annual Total Return(4)
1-year period ended 12-31-11	-21.45%
5-year period ended 12-31-11	-2.46%
10-year period ended 12-31-11	—
Since inception of Portfolio(5) through 12-31-11	5.13%

(4)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(5)	4-28-05 (the date on which shares were first acquired by shareholders).

Past	performance is not necessarily indicative of future performance. Indexes are unmanaged.

70	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Brazil – 2.3%
Companhia de Saneamento de Minas Gerais	24	$430
Companhia Energetica de Minas Gerais - CEMIG, ADR	74	1,316
Suzano Bahia Sul Papel E Celulose S.A.	465	1,681
Tractebel Energia S.A.	55	883

		4,310

Canada – 13.9%
Advantage Oil & Gas Ltd. (A)	121	504
Agrium Inc.	40	2,684
Athabasca Oil Sands Corp. (A)	135	1,655
Barrick Gold Corporation	40	1,810
Canadian Natural Resources Limited	62	2,321
First Quantum Minerals Ltd.	290	5,708
IAMGOLD Corporation	130	2,065
Neo Material Technologies Inc. (A)	100	720
Potash Corporation of Saskatchewan Inc.	143	5,902
Progress Energy Resources Corp.	20	260
Silver Wheaton Corp.	16	463
Southern Pacific Resource Corp. (A)	245	337
Teck Cominco Limited	29	1,022

		25,451

China – 3.8%
China Metal Recycling (Holdings) Limited	2,542	2,749
GCL-Poly Energy Holdings Limited	8,500	2,375
Hidili Industry International Development Limited	800	238
Sino-Forest Corporation, Class A (A)	590	12
Trina Solar Limited, ADR (A)	180	1,202
Yingli Green Energy Holding Company Limited, ADR (A)	100	380

		6,956

Cyprus – 0.1%
Buried Hill Energy (Cyprus) Public Company Limited (A)(B)	70	140

Hong Kong – 0.1%
China Vanadium Titano-Magnetite Mining Company Limited, H Shares	600	117

India – 1.2%
Adani Enterprises Limited	55	304
Infrastructure Development Finance Company Limited	500	863
Shree Renuka Sugars Limited	200	95
Sterlite Industries (India) Limited	575	971

		2,233

Indonesia – 0.4%
PT Adaro Energy Tbk	2,000	390
PT Harum Energy Tbk	500	378

		768

Israel – 0.6%
Israel Chemicals Ltd.	103	1,068

Italy – 0.1%
Saipem S.p.A.	4	170

Japan – 0.6%
Mitsubishi Corporation	52	1,051

COMMON STOCKS (Continued)	Shares	Value

Netherlands – 0.6%
LyondellBasell Industries N.V., Class A	35	$1,137

Norway – 0.1%
DNO International ASA (A)	100	125

Russia – 1.3%
Mechel OAO, ADR	39	138
Mechel Steel Group OAO, ADR	166	1,411
OJSC PhosAgro, GDR	4	34
Open Joint Stock Company “RusHydro”, ADR	100	305
Open Joint Stock Company Gazprom, ADR	40	426

		2,314

Singapore – 0.2%
Indofood Agri Resources Ltd. (A)	450	439

South Korea – 2.6%
LG Chem, Ltd. (A)	17	4,717

Thailand – 0.9%
Banpu Public Company Limited	92	1,592

United Kingdom – 13.0%
Antofagasta plc	53	1,000
Chariot Oil & Gas Limited (A)	105	174
ENSCO International Incorporated	140	6,569
Randgold Resources Limited, ADR	16	1,634
Rio Tinto plc	98	4,732
Rio Tinto plc, ADR	12	587
Xstrata plc	600	9,113

		23,809

United States – 45.3%
Allegheny Technologies Incorporated	84	4,015
Baker Hughes Incorporated	140	6,810
Boise Inc.	100	712
Cabot Oil & Gas Corporation	116	8,804
Cameron International Corporation (A)	104	5,116
Celanese Corporation, Series A	120	5,312
Chesapeake Energy Corporation	21	457
Cliffs Natural Resources Inc.	31	1,933
CONSOL Energy Inc.	50	1,835
Dow Chemical Company (The)	12	345
E.I. du Pont de Nemours and Company	9	412
Energy XXI (Bermuda) Limited (A)	15	478
EXCO Resources, Inc.	40	418
Freeport-McMoRan Copper & Gold Inc., Class B	21	773
Halliburton Company	195	6,729
International Paper Company	38	1,125
Kodiak Oil & Gas Corp. (A)	435	4,133
Laredo Petroleum Holdings, Inc. (A)	17	386
Marathon Oil Corporation	30	878
Noble Energy, Inc.	11	1,038
Occidental Petroleum Corporation (C)	50	4,685
Peabody Energy Corporation	115	3,808
Pioneer Natural Resources Company	32	2,863
Plains Exploration and Production Company (A)	220	8,078
QEP Resources, Inc.	31	908
Rock-Tenn Company, Class A	17	981
Schlumberger Limited	69	4,713
Solutia Inc.	113	1,953
Walter Industries, Inc.	25	1,514

2011	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands) DECEMBER 31, 2011

COMMON STOCKS (Continued)	Shares	Value

United States (Continued)
Williams Companies, Inc. (The)	63	$2,080
Xylem Inc.	6	154

		83,446

TOTAL COMMON STOCKS – 87.1%		$159,843
(Cost: $192,940)

PREFERRED STOCKS
Brazil – 0.2%
Bradespar S.A.	25	425

Russia – 0.3%
Mechel	80	440

United States – 0.0%
Konarka Technologies, Inc., 8.0% Cumulative (A)(B)	68	51

TOTAL PREFERRED STOCKS – 0.5%		$916
(Cost: $1,942)

PURCHASED OPTIONS	Number of Contracts (Unrounded)
Barrick Gold Corporation, Call $35.00, Expires 1-23-12	1,650	1,700
Canadian Natural Resources Limited, Call $22.50, Expires 1-23-12	800	1,192
Occidental Petroleum Corporation:
Call $40.00, Expires 1-23-12	575	3,072
Call $60.00, Expires 1-23-12	550	1,858
Peabody Energy Corporation,
Call $25.00, Expires 1-23-12	700	579
Pioneer Natural Resources Company,
Call $60.00, Expires 3-19-12	150	450
Williams Companies, Inc. (The):
Call $17.50, Expires 1-23-12	1,800	2,705
Call $20.00, Expires 1-23-12	1,000	1,303

TOTAL PURCHASED OPTIONS – 7.0%		$12,859
(Cost: $11,336)

CORPORATE DEBT SECURITIES—0.0%	Principal	Value

Brazil
Bahia Sul Celulose S.A., 8.614%, 12-1-12 (D)(E)(F)	BRL180	$38

(Cost: $55)

SHORT-TERM SECURITIES
Commercial Paper – 2.3%
Colgate-Palmolive Company, 0.010%, 1-18-12 (G)	$2,920	2,920
McCormick & Co. Inc., 0.090%, 1-3-12 (G)	1,083	1,083
Wisconsin Electric Power Co., 0.160%, 1-11-12 (G)	324	324

		4,327

Master Note – 2.7%
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (H)	4,894	4,894

TOTAL SHORT-TERM SECURITIES – 5.0%		$9,221
(Cost: $9,221)

TOTAL INVESTMENT SECURITIES – 99.6%		$182,877
(Cost: $215,494)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		755

NET ASSETS – 100.0%		$183,632

72	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands)	DECEMBER 31, 2011

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at December 31, 2011:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation		Unrealized Depreciation
Sell	Brazilian Real	Toronto-Dominion Bank (The)	594	1-27-12	$—	*	$—
Sell	Brazilian Real	Toronto-Dominion Bank (The)	594	2-3-12	—	*	—
Sell	Brazilian Real	Toronto-Dominion Bank (The)	594	2-10-12	—	*	—
Sell	Brazilian Real	Toronto-Dominion Bank (The)	594	2-17-12	—	*	—
Sell	Brazilian Real	Royal Bank of Canada	1,000	3-23-12	5		—
Sell	British Pound	Canadian Imperial Bank of Commerce	1,326	1-13-12	26		—
Sell	British Pound	State Street Global Markets	2,370	1-27-12	106		—
Sell	British Pound	Royal Bank of Canada	600	2-3-12	24		—
Sell	British Pound	Bank of New York Mellon (The)	1,080	2-3-12	36		—
Sell	British Pound	Toronto-Dominion Bank (The)	1,380	2-10-12	33		—
Sell	British Pound	Canadian Imperial Bank of Commerce	1,150	2-17-12	28		—
Sell	British Pound	Bank of New York Mellon (The)	1,270	2-24-12	13		—
Sell	Canadian Dollar	State Street Global Markets	1,420	1-13-12	29		—
Sell	Canadian Dollar	Bank of New York Mellon (The)	260	1-27-12	5		—
Sell	Canadian Dollar	Bank of New York Mellon (The)	3,070	1-27-12	—		4
Sell	Canadian Dollar	State Street Global Markets	1,420	2-3-12	29		—
Sell	Canadian Dollar	Canadian Imperial Bank of Commerce	780	2-24-12	—		11
Sell	Euro	Canadian Imperial Bank of Commerce	121	2-24-12	4		—
Sell	Japanese Yen	Canadian Imperial Bank of Commerce	40,999	1-25-12	2		—
Sell	Japanese Yen	State Street Global Markets	36,050	2-15-12	—		5

					$340		$20

The following futures contracts were outstanding at December 31, 2011 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Market Value	Unrealized Depreciation
S&P 500 Index	Short	3-16-12	135	$(8,455)	$(32)
S&P/Toronto Stock Exchange 60 Index	Short	3-16-12	50	(6,664)	(33)

				$(15,119)	$(65)

*Not	shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted securities. At December 31, 2011, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Buried Hill Energy (Cyprus) Public Company Limited	5-1-07 to 4-17-08	70	$118	$140
Konarka Technologies, Inc., 8.0% Cumulative	8-31-07	68	211	51

			$329	$191

The	total value of these securities represented 0.1% of net assets at December 31, 2011.

(C)	All or a portion of the security position has been pledged as collateral on open futures contracts.

(D)	Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real).

(E)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the total value of these securities amounted to $38 or 0.0% of net assets.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(G)	Rate shown is the yield to maturity at December 31, 2011.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date the variable rate resets.

2011	ANNUAL REPORT	73

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands)	DECEMBER 31, 2011

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Energy	$79,121	$—	$140
Materials	66,058	4,717	12
Other Sectors	9,795	—	—

Total Common Stocks	$154,974	$4,717	$152
Preferred Stocks	865	—	51
Purchased Options	12,859	—	—
Corporate Debt Securities	—	38	—
Short-Term Securities	—	9,221	—

Total	$168,698	$13,976	$203

Forward Foreign Currency Contracts	$—	$340	$—

Liabilities
Forward Foreign Currency Contracts	$—	$20	$—
Futures Contracts	65	—	—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Corporate Debt Securities
Beginning Balance 1-1-11	$140	$244	$56
Net realized gain (loss)	111	—	—
Net change in unrealized appreciation (depreciation)	(13,228)	(193)	—
Purchases	9,793	—	—
Sales	(178)	—	—
Transfers into Level 3 during the period	3,514	—	—
Transfers out of Level 3 during the period	—	—	(56)

Ending Balance 12-31-11	$152	$51	$—

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-11	$(13,228)	$(193)	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Energy	43.3%
Materials	38.8%
Information Technology	2.2%
Utilities	1.6%
Industrials	0.9%
Financials	0.5%
Consumer Staples	0.3%
Other+	12.4%

+Includes options, cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

74	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Growth	(UNAUDITED)

Daniel P. Becker	Philip J. Sanders

Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of Ivy Funds VIP Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2011. Mr. Becker has managed the Portfolio since 2006 and has 23 years of industry experience. Mr. Sanders has managed the Portfolio since 1998 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Growth	2.12%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	2.64%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Variable Annuity Large-Cap Growth Funds Universe Average	–2.28%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Strong stock selection hampered by macro events

The Portfolio performance slightly lagged the Russell 1000 Growth Index for the full year, but compared very favorably to its peer group of large-cap growth funds. From an attribution standpoint, performance was hindered by underweighting in the relatively strong performing consumer staples and health care sectors, as well as a modest cash position during the strong fourth quarter market rally. Stock selection was generally solid for the year, with the primary exception being the energy sector where key oil service holdings underperformed. Stock correlations remained at elevated levels throughout the year, highlighting the fact that macro events continue to impact stock prices as much as, if not more, than individual company fundamentals. While this can certainly be frustrating for active managers in the short term, we believe it is creating some tremendous long-term investment opportunities.

A world of uncertainty

Equity markets were quite volatile throughout the year, responding to global macro developments that included the Japanese earthquake/tsunami, rising geopolitical tensions in the Middle East, the European debt crisis, a downgrade in the rating of U.S. debt (as well as other sovereign nations), and slowing growth in key emerging markets. Through it all, corporate profits climbed higher and the U.S. economy proved remarkably resilient. Consequently, U.S. stocks benefited from their appeal as a relative safe haven in an uncertain world and performed well against international stocks, despite generating only modestly positive absolute returns. Also, large caps generally fared better than smaller cap stocks for the year, with the large-cap growth asset class posting particularly strong relative performance.

Consistent approach with a focus on quality

The Portfolio’s philosophy and investment process has remained consistent over time and continues to focus on identifying structurally advantaged companies that can generate superior levels of profitability and growth over the long-term. Our higher quality focus generally proved beneficial amid the uncertain macro environment, helping the Portfolio perform well against most of its large-cap growth peers. With corporate profit margins nearing record-high levels and earnings growth slowing due to global economic headwinds, we have been actively reducing the cyclicality of the Portfolio throughout the year. This has primarily been accomplished by reducing exposure to the financials and industrials sectors, where growth drivers tend to be more cyclical than secular in nature. The Portfolio’s primary sectors of emphasis remain the consumer discretionary and technology sectors, which still appear well-positioned to benefit from company-specific product cycles, strong global brands and meaningful market-share opportunities. Key underweighted areas include the consumer staples sector due to its relatively modest growth prospects and unappealing valuation and health care due to increased government scrutiny and pricing pressures.

Encouraging but challenging

Despite all of the well-known global macro uncertainties, recent data with respect to housing, auto sales, employment and business/consumer confidence has been encouraging. This has bolstered investor sentiment that the U.S. economic expansion is becoming self-sustaining. While the outlook for the U.S. economy has improved in recent months, the same cannot be said for the rest of the world. Europe is likely to be in recession for much of 2012 and the pace of growth in China is still unclear. Even though it appears some progress has been made by European policymakers in recent weeks, we view the region’s near-term outlook as extremely challenging and the potential for negative global contagion effects cannot be ruled out. Consequently, we believe the market environment remains relatively fragile and is still susceptible to shock. Moreover, even if

2011	ANNUAL REPORT	75

current macro fears fade, it seems clear that the global credit contraction, the onset of government austerity programs and eventual normalization of monetary policy are likely to be structural headwinds to global growth for years to come.

The good news is that stock valuations are relatively attractive, in our view, and U.S. corporations seem better positioned to handle adversity than ever before given their high levels of profitability and exceptionally strong balance sheets. We are optimistic that the large-cap growth asset class and, in particular, the Portfolio’s focus on high-quality growth is well-suited for the current environment. In a prolonged, slow-growth environment where access to capital remains constrained, balance sheet strength is a key competitive advantage. The combination of a dominant global franchise and superior financial strength certainly makes for a formidable competitor in a slow-growth world. This should play to the strengths of the Portfolio’s investment process. We believe a strong case can be made that the tailwinds that developed behind the Portfolio’s style in 2011, such as the market’s focus on high quality and sustainability of growth, could continue in 2012 given the ongoing macro uncertainties.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Growth.

76	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Growth	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	95.4%
Information Technology	33.0%
Consumer Discretionary	24.8%
Energy	8.9%
Industrials	8.5%
Consumer Staples	8.2%
Materials	6.0%
Health Care	4.2%
Financials	1.8%
Cash and Cash Equivalents	4.6%

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Google Inc., Class A	Information Technology
Starbucks Corporation	Consumer Discretionary
Allergan, Inc.	Health Care
MasterCard Incorporated, Class A	Information Technology
Precision Castparts Corp.	Industrials
Schlumberger Limited	Energy
CBS Corporation, Class B	Consumer Discretionary
National Oilwell Varco, Inc.	Energy
Wynn Resorts, Limited	Consumer Discretionary

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	77

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	2.12%
5-year period ended 12-31-11	3.21%
10-year period ended 12-31-11	3.19%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

78	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Growth (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 5.8%
Boeing Company (The)	222	$16,298
Precision Castparts Corp.	200	32,892

		49,190

Air Freight & Logistics – 0.6%
Expeditors International of Washington, Inc.	134	5,485

Application Software – 2.6%
Intuit Inc.	430	22,598

Asset Management & Custody Banks – 1.8%
T. Rowe Price Group, Inc.	279	15,866

Auto Parts & Equipment – 2.6%
BorgWarner Inc. (A)	148	9,421
Gentex Corporation	446	13,206

		22,627

Automotive Retail – 2.3%
AutoZone, Inc. (A)	43	14,039
O’Reilly Automotive, Inc. (A)	76	6,084

		20,123

Broadcasting – 3.9%
CBS Corporation, Class B	1,073	29,110
Discovery Holding Company, Class A (A)	104	4,253

		33,363

Casinos & Gaming – 3.9%
Las Vegas Sands, Inc. (A)	160	6,854
Wynn Resorts, Limited	239	26,429

		33,283

Communications Equipment – 2.6%
Juniper Networks, Inc. (A)	194	3,968
QUALCOMM Incorporated	333	18,229

		22,197

Computer Hardware – 7.4%
Apple Inc. (A)	155	62,775

Computer Storage & Peripherals – 0.2%
NetApp, Inc. (A)	57	2,050

Data Processing & Outsourced Services – 5.7%
MasterCard Incorporated, Class A	97	36,052
Visa Inc., Class A	127	12,864

		48,916

Environmental & Facilities Services – 0.5%
Stericycle, Inc. (A)	59	4,558

Fertilizers & Agricultural Chemicals – 3.0%
Monsanto Company	367	25,702

Footwear – 2.5%
NIKE, Inc., Class B	220	21,163

Home Improvement Retail – 0.8%
Home Depot, Inc. (The)	165	6,937

Hotels, Resorts & Cruise Lines – 0.8%
Starwood Hotels & Resorts Worldwide, Inc.	138	6,603

COMMON STOCKS (Continued)	Shares	Value

Household Products – 0.5%
Colgate-Palmolive Company	45	$4,185

Industrial Conglomerates – 1.2%
Danaher Corporation	226	10,650

Industrial Gases – 3.0%
Praxair, Inc.	242	25,816

Internet Retail – 0.8%
Amazon.com, Inc. (A)	38	6,595

Internet Software & Services – 4.8%
eBay Inc. (A)	128	3,891
Google Inc., Class A (A)	57	36,920

		40,811

IT Consulting & Other Services – 3.0%
Cognizant Technology Solutions Corporation, Class A (A)	394	25,345

Oil & Gas Equipment & Services – 8.9%
Halliburton Company	428	14,753
National Oilwell Varco, Inc.	422	28,692
Schlumberger Limited	480	32,771

		76,216

Packaged Foods & Meats – 1.0%
Mead Johnson Nutrition Company	127	8,715

Personal Products – 2.2%
Estee Lauder Companies Inc. (The), Class A	170	19,049

Pharmaceuticals – 4.2%
Allergan, Inc.	413	36,263

Railroads – 0.4%
Kansas City Southern (A)	51	3,441

Restaurants – 6.5%
McDonald’s Corporation	189	18,982
Starbucks Corporation	799	36,758

		55,740

Semiconductor Equipment – 0.4%
Lam Research Corporation (A)	98	3,617

Semiconductors – 2.8%
ARM Holdings plc, ADR	152	4,209
Broadcom Corporation, Class A	131	3,852
Microchip Technology Incorporated	437	16,011

		24,072

Soft Drinks – 1.5%
Coca-Cola Company (The)	111	7,746
PepsiCo, Inc.	77	5,129

		12,875

Specialty Stores – 0.7%
Tiffany & Co.	97	6,434

Systems Software – 3.5%
Oracle Corporation	827	21,205
VMware, Inc., Class A (A)	109	9,034

		30,239

2011	ANNUAL REPORT	79

SCHEDULE OF INVESTMENTS

Growth (in thousands) DECEMBER 31, 2011

COMMON STOCKS (Continued)	Shares	Value
Tobacco – 3.0%
Philip Morris International Inc.	328	$25,702

TOTAL COMMON STOCKS – 95.4%		$819,201
(Cost: $684,737)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 4.0%
Cisco Systems, Inc., 0.070%, 1-10-12 (B)	$5,000	5,000
Colgate-Palmolive Company, 0.010%, 1-17-12 (B)	3,222	3,222
General Mills, Inc., 0.185%, 1-5-12 (B)	4,000	4,000
Google Inc., 0.040%, 1-27-12 (B)	4,000	4,000
Heinz (H.J.) Finance Co. (GTD by Heinz (H.J.) Co.), 0.310%, 1-20-12 (B)	6,000	5,998
Intel Corporation, 0.020%, 1-5-12 (B)	5,000	5,000
McCormick & Co. Inc., 0.150%, 1-19-12 (B)	2,500	2,500
Straight-A Funding, LLC (GTD by Federal Financing Bank), 0.110%, 1-12-12 (B)	3,000	3,000
Verizon Communications Inc., 0.370%, 1-9-12 (B)	1,645	1,645

		34,365

Master Note – 0.0%
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (C)	228	228

TOTAL SHORT-TERM SECURITIES – 4.0%		$34,593
(Cost: $34,593)

TOTAL INVESTMENT SECURITIES – 99.4%		$853,794
(Cost: $719,330)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		5,100

NET ASSETS – 100.0%		$858,894

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2011.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$819,201	$—	$—
Short-Term Securities	—	34,593	—
Total	$819,201	$34,593	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

80	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

High Income	(UNAUDITED)

Below, William M. Nelson, portfolio manager of Ivy Funds VIP High Income, discusses positioning, performance and results for the fiscal year ended December 31, 2011. He has managed the Portfolio for 13 years and has 24 years of industry experience.

William M. Nelson

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP High Income	5.26%
Benchmark(s) and/or Lipper Category
Citigroup High Yield Market Index	5.52%
(generally reflects the performance of securities representing the high-yield sector of the stock market)
Lipper Variable Annuity High Current Yield Funds Universe Average	3.38%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

The major event that influenced the Portfolio’s return during the year was the unfolding of the European debt crisis primarily in the second half of 2011, including the flight away from risky assets that occurred in the markets during the third quarter.

The Portfolio performed well among its peer group for the fiscal year, but slightly underperformed compared to its benchmark. This comparison, however, does not take into consideration that the index is unmanaged and does not incur expenses.

The performance was generally related to credit selection. Wide swings in yields and spreads occurred throughout the year. The Portfolio took the opportunity to add to credits that we believed widened too much; similarly, the Portfolio pared back holdings that reached their relative value on a yield and/or spread basis.

During the year, the Portfolio focused on individual issuers and which situations would provide the Portfolio with the best risk/reward characteristics. The overriding theme is focusing on companies with sustainable business models that will benefit in a rebound in the economy or be more resilient should economic growth be anemic for a period of time. Going forward, we believe the focus on individual issuers will be more important as the largely huge rally in spreads has occurred.

Our view at this time last year was “as the economy goes, so goes high yield.” We believe this to still be the case however the other key theme that needs to play out is the European debt crisis. We do not believe that a sustainable rally in yields and spreads can occur without some resolution to Europe. The timing and shape the remedies take will dictate timing and magnitude of the rally. Decoupling can occur with the U.S. economy on better footing while Europe still wrestles with its woes, but the global nature of the financial markets will ultimately dictate the magnitude. The search for yield will continue as investors look for dividends and coupons in this low rate environment. As such, it is our view that high yield investors stand to benefit as numerous investors look for yield in this otherwise low interest rate environment.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP High Income.

2011	ANNUAL REPORT	81

PORTFOLIO HIGHLIGHTS

High Income	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Bonds	92.7%
Corporate Debt Securities	81.2%
Senior Loans	11.0%
Municipal Bonds-Taxable	0.5%
Cash and Cash Equivalents and Equities	7.3%

Quality Weightings

Investment Grade	4.2%
AA	0.5%
A	0.1%
BBB	3.6%
Non-Investment Grade	88.5%
BB	11.2%
B	49.5%
CCC	26.4%
Non-rated	1.4%
Cash and Cash Equivalents and Equities	7.3%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

82	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

High Income	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	5.26%
5-year period ended 12-31-11	7.53%
10-year period ended 12-31-11	7.67%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2011	ANNUAL REPORT	83

SCHEDULE OF INVESTMENTS

High Income (in thousands) DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Casinos & Gaming – 0.0%
Pinnacle Entertainment, Inc. (A)	13	$127

Oil & Gas Storage & Transportation – 0.2%
Inergy, L.P.	17	410

Packaged Foods & Meats – 0.1%
Dole Food Company, Inc. (A)	18	153

Railroads – 0.1%
Kansas City Southern (A)	5	367

Wireless Telecommunication Service – 0.1%
Clearwire Corporation, Class A (A)	198	384

TOTAL COMMON STOCKS – 0.5%		$1,441
(Cost: $1,577)

PREFERRED STOCKS

Consumer Finance – 0.3%
Ally Financial Inc., Preferred 8.5%	18	324
GMAC Capital Trust I, Preferred 8.125%	22	426

		750

Trucking – 0.0%
Swift Services Holdings, Inc., 6.0% Cumulative (B)	15	132

TOTAL PREFERRED STOCKS – 0.3%		$882
(Cost: $1,129)

WARRANTS – 0.0%
Agricultural Products
ASG Consolidated LLC, Expires 5-15-18 (C)	1	$91

(Cost: $72)

CORPORATE DEBT SECURITIES	Principal

Aerospace & Defense – 0.8%
Acquisition Co., 10.000%, 6-1-17	$2,254	2,310

Agricultural Products – 0.8%
American Seafoods Group LLC, 10.750%, 5-15-16 (B)	1,163	1,035
ASG Consolidated LLC, 15.000%, 5-15-17 (B)(D)	1,495	1,115

		2,150

Alternative Carriers – 2.8%
Level 3 Communications, Inc.:
11.875%, 2-1-19	2,965	3,158
8.125%, 7-1-19 (B)	2,051	2,020
Level 3 Financing, Inc.:
10.000%, 2-1-18	700	742
9.375%, 4-1-19	200	209
PAETEC Escrow Corporation, 9.875%, 12-1-18	1,000	1,100

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Alternative Carriers (Continued)
Windstream Corp., 7.500%, 6-1-22 (B)	$470	$469

		7,698

Apparel Retail – 1.1%
Burlington Coat Factory Warehouse Corporation, 10.000%, 2-15-19	664	649
J.Crew Group, Inc., 8.125%, 3-1-19	2,443	2,333

		2,982

Apparel, Accessories & Luxury Goods – 1.0%
Liz Claiborne, Inc., 10.500%, 4-15-19 (B)	2,000	2,140
Norcraft Companies, L.P. and Norcraft Finance Corp., 10.500%, 12-15-15	590	550

		2,690

Asset Management & Custody Banks – 0.4%
Nexeo Solutions, LLC, 8.375%, 3-1-18 (B)	1,037	1,032

Auto Parts & Equipment – 2.6%
Affinia Group Inc.:
9.000%, 11-30-14	290	287
10.750%, 8-15-16 (B)	1,656	1,797
Exide Technologies, 8.625%, 2-1-18	807	621
Icahn Enterprises L.P., 8.000%, 1-15-18	2,721	2,830
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp., 7.750%, 1-15-16	980	1,017
Visteon Corporation, 6.750%, 4-15-19 (B)	440	439

		6,991

Automotive Manufacturers – 0.8%
Chrysler Group LLC and CG:
8.000%, 6-15-19 (B)	950	869
8.250%, 6-15-21 (B)	1,290	1,174

		2,043

Automotive Retail – 2.4%
Asbury Automotive Group, Inc.:
7.625%, 3-15-17	1,351	1,354
8.375%, 11-15-20	2,142	2,196
Sonic Automotive, Inc., 9.000%, 3-15-18	2,940	3,094

		6,644

Broadcasting – 1.2%
Cumulus Media Inc., 7.750%, 5-1-19 (B)	2,145	1,904
dcp LLC, 10.750%, 8-15-15 (B)	447	373
Gray Television, Inc., 10.500%, 6-29-15	960	907

		3,184

84	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

High Income (in thousands) DECEMBER 31, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Building Products – 0.6%
Ply Gem Holdings, Inc., 8.250%, 2-15-18	$1,737	$1,513

Casinos & Gaming – 1.1%
Inn of the Mountain Gods Resort and Casino, 1.250%, 11-30-20 (D)	1,187	628
MGM MIRAGE:
11.375%, 3-1-18	600	661
9.000%, 3-15-20	400	443
MGM Resorts International, 10.000%, 11-1-16	560	588
Peninsula Gaming, LLC, 10.750%, 8-15-17	617	646

		2,966

Catalog Retail – 1.2%
QVC, Inc., 7.500%, 10-1-19 (B)	2,982	3,198

Communications Equipment – 0.8%
Brightstar Corporation, 9.500%, 12-1-16 (B)	2,124	2,166

Construction & Engineering – 0.4%
J.M. Huber Corporation, 9.875%, 11-1-19 (B)	915	961

Construction & Farm Machinery & Heavy Trucks – 0.3%
ArvinMeritor, Inc., 10.625%, 3-15-18	751	706
Greenbrier Companies, Inc., (The), Convertible, 3.500%, 4-1-18 (B)	200	194

		900

Construction Materials – 2.2%
Cemex Finance LLC, 9.500%, 12-14-16 (B)	1,050	921
Cemex SAB de CV, 9.000%, 1-11-18 (B)	473	377
Headwaters Incorporated, 7.625%, 4-1-19	1,340	1,186
Headwaters Incorporated, Convertible:
2.500%, 2-1-14	375	308
14.750%, 2-1-14 (B)	1,366	1,420
Hillman Group, Inc. (The), 10.875%, 6-1-18	1,407	1,393

		5,605

Consumer Finance – 1.9%
American General Finance Corporation, 6.900%, 12-15-17	500	360
Credit Acceptance Corporation:
9.125%, 2-1-17	640	669
9.125%, 2-1-17 (B)	270	281
Speedy Cash Intermediate Holdings Corp.,
10.750%, 5-15-18 (B)	1,085	1,090
TMX Finance LLC and TitleMax Finance Corporation, 13.250%, 7-15-15	538	592
WM Finance Corp., 11.500%, 10-1-18 (B)	959	952

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Consumer Finance (Continued)
WM Holdings Finance Corp., 13.750%, 10-1-19 (B)	$1,495	$1,405

		5,349

Data Processing & Outsourced Services – 1.0%
Fidelity National Information Services, Inc.:
7.625%, 7-15-17	1,235	1,336
7.625%, 7-15-17 (B)	811	874
7.875%, 7-15-20	420	454

		2,664

Diversified Chemicals – 0.7%
Kinove German Bondco GmbH, 10.000%, 6-15-18 (B)(E)	EUR664	765
Styrolution Group GmbH, 7.625%, 5-15-16 (B)(E)	1,390	1,259

		2,024

Diversified Metals & Mining – 1.8%
FMG Resources Pty Ltd.:
7.000%, 11-1-15 (B)	$1,360	1,374
6.375%, 2-1-16 (B)	300	291
6.875%, 2-1-18 (B)	300	287
8.250%, 11-1-19 (B)	1,520	1,547
Taseko Mines Limited,
7.750%, 4-15-19	1,495	1,349

		4,848

Diversified Support Services – 0.1%
SITEL, LLC and SITEL Finance Corp.,
11.500%, 4-1-18	534	394

Education Services – 4.0%
Laureate Education, Inc.:
11.000%, 8-15-15 (B)(F)	1,750	1,785
11.250%, 8-15-15 (B)(F)	5,828	5,974
12.750%, 8-15-17 (B)(F)	3,040	3,131

		10,890

Electrical Components & Equipment – 0.3%
International Wire Group, Inc.,
9.750%, 4-15-15 (B)	800	816

Electronic Equipment & Instruments – 2.5%
CDW LLC and CDW Finance Corporation:
12.535%, 10-12-17	3,990	4,010
8.500%, 4-1-19	2,760	2,781

		6,791

Electronic Manufacturing Services – 1.8%
Jabil Circuit, Inc.:
7.750%, 7-15-16	1,520	1,695
8.250%, 3-15-18	1,885	2,172
KEMET Corporation,
10.500%, 5-1-18	1,040	1,100

		4,967

Food Distributors – 1.7%
U.S. Foodservice, Inc.,
8.500%, 6-30-19 (B)	2,615	2,530
Viskase Companies, Inc.,
9.875%, 1-15-18 (B)	2,225	2,253

		4,783

2011	ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS

High Income (in thousands) DECEMBER 31, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Forest Products – 1.0%
Ainsworth Lumber Co. Ltd.,
11.000%, 7-29-15 (B)(D)	$4,336	$2,816

Health Care Equipment – 0.3%
Biomet, Inc.,
11.625%, 10-15-17	533	578
DJO Finance LLC and DJO Finance Corporation,
9.750%, 10-15-17	420	327

		905

Health Care Facilities – 2.6%
Acadia Healthcare Company, Inc.,
12.875%, 11-1-18 (B)	1,558	1,543
CHS/Community Health Systems, Inc.:
8.875%, 7-15-15	1,205	1,244
8.000%, 11-15-19 (B)	290	293
INC Research, LLC,
11.500%, 7-15-19 (B)	375	336
Kindred Healthcare, Inc.,
8.250%, 6-1-19	756	635
Radiation Therapy Services, Inc.,
9.875%, 4-15-17	1,444	1,079
Tenet Healthcare Corporation,
6.875%, 11-15-31	2,303	1,889

		7,019

Health Care Services – 1.2%
Air Medical Group Holdings Inc.,
9.250%, 11-1-18 (B)	1,620	1,668
ExamWorks Group, Inc.,
9.000%, 7-15-19 (B)	599	542
OnCure Holdings, Inc.,
11.750%, 5-15-17	250	198
WP Rocket Merger Sub, Inc.,
10.125%, 7-15-19 (B)	830	782

		3,190

Health Care Supplies – 1.1%
IVD Acquisition Corporation,
11.125%, 8-15-19 (B)	2,913	3,015

Health Care Technology – 1.9%
Emdeon, Inc.,
11.000%, 12-31-19 (B)	2,746	2,873
MedAssets, Inc.,
8.000%, 11-15-18	2,248	2,203

		5,076

Home Furnishings – 0.1%
Empire Today, LLC and Empire Today Finance Corp.,
11.375%, 2-1-17 (B)	340	317

Household Products – 1.3%
Reynolds Group Holdings Limited:
7.125%, 4-15-19 (B)	700	712
9.000%, 4-15-19 (B)	1,880	1,786
7.875%, 8-15-19 (B)	446	466
9.875%, 8-15-19 (B)	255	247
8.250%, 2-15-21 (B)	280	248

		3,459

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Human Resource & Employment Services – 0.3%
CDRT Merger Sub, Inc.,
8.125%, 6-1-19	$690	$688

Independent Power Producers & Energy Traders – 1.0%
NRG Energy, Inc.:
7.625%, 5-15-19 (B)	1,280	1,254
7.875%, 5-15-21 (B)	1,600	1,560

		2,814

Industrial Machinery – 1.6%
CPM Holdings, Inc.,
10.625%, 9-1-14 (F)	1,250	1,331
RBS Global, Inc. and Rexnord LLC,
11.750%, 8-1-16	2,525	2,652
Tempel Steel Company,
12.000%, 8-15-16 (B)	637	605

		4,588

Investment Banking & Brokerage – 0.8%
E*TRADE Financial Corporation,
6.750%, 6-1-16	780	757
GFI Group Inc.,
8.375%, 7-19-18	1,735	1,544

		2,301

IT Consulting & Other Services – 2.1%
iGATE Corporation,
9.000%, 5-1-16 (B)	4,425	4,569
SRA International, Inc. and Sterling Merger, Inc.,
11.000%, 10-1-19 (B)	1,089	1,062

		5,631

Leisure Facilities – 0.8%
Palace Entertainment Holdings, LLC,
8.875%, 4-15-17 (B)	2,242	2,225

Metal & Glass Containers – 0.4%
Plastipak Holdings, Inc.,
10.625%, 8-15-19 (B)	1,070	1,182

Movies & Entertainment – 0.8%
AMC Entertainment Holdings, Inc.,
9.750%, 12-1-20	990	940
AMC Entertainment Inc.,
8.000%, 3-1-14	510	504
Regal Enertainment Group,
9.125%, 8-15-18	725	778

		2,222

Multi-Line Insurance – 0.4%
American International Group, Inc.,
8.175%, 5-15-58	1,135	1,010

Oil & Gas Drilling – 0.6%
RDS Ultra-Deepwater Ltd,
11.875%, 3-15-17 (B)	1,560	1,646

86	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

High Income (in thousands) DECEMBER 31, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Oil & Gas Equipment & Services – 2.3%
Forbes Energy Services Ltd.,
9.000%, 6-15-19	$1,415	$1,323
Geokinetics Holdings USA, Inc.,
9.750%, 12-15-14	517	326
Global Geophysical Services, Inc.,
10.500%, 5-1-17	3,576	3,362
SESI, LLC,
7.125%, 12-15-21 (B)	960	1,008
Thermon Industries, Inc.,
9.500%, 5-1-17	328	353

		6,372

Oil & Gas Refining & Marketing – 2.6%
Energy Partners Ltd.,
8.250%, 2-15-18	2,516	2,403
Offshore Group Investment Limited,
11.500%, 8-1-15	4,130	4,465

		6,868

Other Diversified Financial Services – 0.6%
Bank of America Corporation:
8.000%, 12-29-49 (F)	1,450	1,299
8.125%, 12-29-49 (F)	426	382

		1,681

Packaged Foods & Meats – 1.5%
Bumble Bee Foods, LLC:
9.000%, 12-15-17 (B)	1,996	2,026
9.625%, 3-15-18 (B)	2,175	1,936

		3,962

Paper Packaging – 1.2%
Sealed Air Corporation:
8.125%, 9-15-19 (B)	1,376	1,507
8.375%, 9-15-21 (B)	1,589	1,756

		3,263

Paper Products – 0.3%
Appleton Papers Inc.,
10.500%, 6-15-15 (B)	720	710
Verso Paper Corp.,
8.750%, 2-1-19	142	87

		797

Pharmaceuticals – 2.3%
Capsugel FinanceCo S.C.A.,
9.875%, 8-1-19 (B)(E)	EUR1,879	2,456
ConvaTec Healthcare E S.A.,
10.500%, 12-15-18 (B)	$ 280	250
Jaguar Holding Company II and Jaguar Merger Sub Inc.,
9.500%, 12-1-19 (B)	3,447	3,619

		6,325

Railroads – 0.2%
Kansas City Southern de Mexico, S.A. de C.V.,
6.625%, 12-15-20	420	445

Regional Banks – 0.9%
CIT Group, Inc.,
7.000%, 5-2-17 (B)	2,330	2,327

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Restaurants – 5.9%
CKE Holdings, Inc.,
10.500%, 3-14-16 (B)(D)	$6,514	$6,080
CKE Restaurants, Inc.,
11.375%, 7-15-18	3,174	3,460
Dave & Buster’s, Inc.,
0.000%, 2-15-16 (B)(G)	4,180	2,404
DineEquity, Inc.,
9.500%, 10-30-18	1,734	1,862
NPC International, Inc.,
10.500%, 1-15-20 (B)	2,438	2,450

		16,256

Security & Alarm Services – 0.4%
DynCorp International Inc.,
10.375%, 7-1-17	1,325	1,153

Semiconductor Equipment – 0.1%
Phototronics, Inc., Convertible,
3.250%, 4-1-16 (B)	170	164

Semiconductors – 0.7%
Freescale Semiconductor, Inc.,
8.050%, 2-1-20	1,302	1,224
Micron Technology, Inc., Convertible:
1.500%, 8-1-31 (B)	707	634
1.875%, 8-1-31 (B)	159	140

		1,998

Specialized Consumer Services – 0.7%
B-Corp Merger Sub, Inc.,
8.250%, 6-1-19 (B)	1,944	1,827

Specialized Finance – 0.5%
Kinetic Concepts, Inc. and KCI USA,
10.500%, 11-1-18 (B)	603	591
PHH Corporation,
9.250%, 3-1-16	700	665

		1,256

Specialized REITs – 0.9%
CNL Lifestyles Properties, Inc.,
7.250%, 4-15-19	2,696	2,494

Steel – 1.3%
Ryerson Inc.,
12.000%, 11-1-15	750	758
Severstal Columbus LLC,
10.250%, 2-15-18	720	754
WireCo WorldGroup Inc.,
10.000%, 5-15-17 (B)	2,090	2,100

		3,612

Systems Software – 1.1%
Atlantis Merger Sub, Inc. and SoftBrands, Inc.,
11.500%, 7-15-18 (B)	3,091	2,998

Thrifts & Mortgage Finance – 0.5%
Provident Funding Associates, L.P. and PFG Finance Corp.,
10.125%, 2-15-19 (B)	1,745	1,344

Trading Companies & Distributors – 0.6%
United Rentals (North America), Inc.,
8.375%, 9-15-20	1,590	1,550

2011	ANNUAL REPORT	87

SCHEDULE OF INVESTMENTS

High Income (in thousands) DECEMBER 31, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal		Value

Wireless Telecommunication Service – 2.0%
Clearwire Communications LLC,
12.000%, 12-1-15 (B)	$789		$755
Cricket Communications, Inc.,
7.750%, 10-15-20	695		608
Digicel Group Limited,
10.500%, 4-15-18 (B)	928		933
MetroPCS Wireless, Inc.,
6.625%, 11-15-20	810		755
Sprint Nextel Corporation:
9.000%, 11-15-18 (B)	1,484		1,558
11.500%, 11-15-21 (B)	237		235
Wind Acquisition Finance S.A.,
11.750%, 7-15-17 (B)	685		613

			5,457

TOTAL CORPORATE DEBT SECURITIES – 81.2%			$220,812
(Cost: $226,647)

MUNICIPAL BONDS-TAXABLE – 0.5%
Arizona
AZ Hlth Fac Auth, Rev Bonds (Banner Hlth), Ser 2007B, 1.059%, 1-1-37 (F)	2,175		$1,449

(Cost: $1,407)

SENIOR LOANS

Building Products – 1.4%
Goodman Global, Inc.,
9.000%, 10-28-17 (F)	3,783		3,787

Casinos & Gaming – 0.1%
Revel AC, Inc.,
9.000%, 2-17-17 (F)	350		319

Diversified Real Estate Activities – 0.2%
EIG Investors, Corp.,
7.750%, 11-28-17 (F)	570		565

Diversified Support Services – 3.4%
Advantage Sales & Marketing, Inc.:
9.250%, 5-29-18 (F)	5,184		5,075
0.000%, 12-30-18 (F)(G)	1,100		1,078
Applied Systems, Inc.,
9.250%, 6-8-17 (F)	215		208
N.E.W. Holdings I, LLC,
9.500%, 3-23-17 (F)	3,675		3,141

			9,502

Environmental & Facilities Services – 0.4%
K2 Pure Solutions Nocal, L.P.,
10.000%, 9-10-15 (F)	998		965

Food Distributors – 0.7%
Fairway Group Acquisition Company:
7.500%, 2-11-17 (F)	—	*	—	*
7.500%, 3-3-17 (F)	1,931		1,863

			1,863

SENIOR LOANS (Continued)	Principal	Value

Health Care Facilities – 0.8%
National Surgical Hospitals, Inc.:
0.000%, 2-3-17 (F)(G)	$323	$311
8.250%, 2-3-17 (F)	1,838	1,769

		2,080

Home Furnishings – 0.7%
Spring Windows Fashions, LLC,
11.250%, 5-31-18 (F)	1,800	1,744

Hypermarkets & Super Centers – 0.4%
Roundy’s Supermarkets, Inc.,
10.000%, 4-16-16 (F)	1,195	1,191

Independent Power Producers & Energy Traders – 0.8%
Texas Competitive Electric Holdings Company, LLC,
4.776%, 10-10-17 (F)	3,291	2,077

Internet Software & Services – 1.1%
Nextag, Inc.,
7.000%, 1-28-16 (F)	1,378	1,333
Web.com Group, Inc.,
7.000%, 10-27-17 (F)	2,000	1,830

		3,163

IT Consulting & Other Services – 0.7%
Presidio, Inc.,
7.250%, 3-31-17 (F)	1,619	1,594
Vertafore, Inc.,
9.750%, 10-29-17 (F)	222	216

		1,810

Restaurants – 0.3%
NPC International, Inc.,
6.750%, 11-7-18 (F)	860	860

TOTAL SENIOR LOANS – 11.0%		$29,926
(Cost: $31,501)

SHORT-TERM SECURITIES

Commercial Paper – 4.8%
Colgate-Palmolive Company:
0.010%, 1-17-12 (H)	2,574	2,574
0.010%, 1-18-12 (H)	3,580	3,580
General Electric Capital Corporation,
0.020%, 1-23-12 (H)	2,000	2,000
Intel Corporation,
0.020%, 1-5-12 (H)	5,000	5,000

		13,154

Master Note – 0.0%
Toyota Motor Credit Corporation,
0.136%, 1-3-12 (I)	17	17

TOTAL SHORT-TERM SECURITIES – 4.8%		$13,171
(Cost: $13,171)

TOTAL INVESTMENT SECURITIES – 98.3%		$267,772
(Cost: $275,504)

CASH AND OTHER ASSETS, NET OF LIABILITIES –1.7%		4,564

NET ASSETS – 100.0%		$272,336

88	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2011

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at December 31, 2011:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Deutsche Bank AG	94	2-1-12	$13	$—
Sell	Euro	Deutsche Bank AG	11	5-15-12	1	—
Sell	Euro	Morgan Stanley International	84	5-15-12	9	—
Sell	Euro	Deutsche Bank AG	70	6-15-12	7	—
Sell	Euro	Deutsche Bank AG	93	8-1-12	12	—
Sell	Euro	Deutsche Bank AG	11	11-15-12	1	—
Sell	Euro	Morgan Stanley International	84	11-15-12	8	—
Sell	Euro	Deutsche Bank AG	70	12-17-12	6	—
Sell	Euro	Deutsche Bank AG	94	2-1-13	11	—
Sell	Euro	Deutsche Bank AG	11	5-15-13	1	—
Sell	Euro	Morgan Stanley International	84	5-15-13	7	—
Sell	Euro	Deutsche Bank AG	70	6-17-13	5	—
Sell	Euro	Deutsche Bank AG	94	8-1-13	10	—
Sell	Euro	Deutsche Bank AG	11	11-15-13	1	—
Sell	Euro	Morgan Stanley International	84	11-15-13	6	—
Sell	Euro	Deutsche Bank AG	70	12-16-13	5	—
Sell	Euro	Deutsche Bank AG	94	2-3-14	9	—
Sell	Euro	Deutsche Bank AG	11	5-15-14	1	—
Sell	Euro	Morgan Stanley International	84	5-15-14	6	—
Sell	Euro	Deutsche Bank AG	70	6-16-14	5	—
Sell	Euro	Deutsche Bank AG	94	8-1-14	8	—
Sell	Euro	Morgan Stanley International	84	11-14-14	6	—
Sell	Euro	Deutsche Bank AG	11	11-17-14	1	—
Sell	Euro	Deutsche Bank AG	70	12-15-14	5	—
Sell	Euro	Deutsche Bank AG	94	2-2-15	8	—
Sell	Euro	Morgan Stanley International	84	5-15-15	—	—	*
Sell	Euro	Deutsche Bank AG	11	5-15-15	1	—
Sell	Euro	Deutsche Bank AG	70	6-15-15	5	—
Sell	Euro	Deutsche Bank AG	94	8-3-15	8	—
Sell	Euro	Morgan Stanley International	84	11-16-15	—	—	*
Sell	Euro	Deutsche Bank AG	11	11-16-15	1	—
Sell	Euro	Deutsche Bank AG	70	12-15-15	5	—
Sell	Euro	Deutsche Bank AG	94	2-1-16	8	—
Sell	Euro	Morgan Stanley International	1,179	5-16-16	—	6
Sell	Euro	Deutsche Bank AG	301	5-16-16	19	—
Sell	Euro	Deutsche Bank AG	70	6-15-16	5	—
Sell	Euro	Deutsche Bank AG	94	8-1-16	8	—
Sell	Euro	Deutsche Bank AG	70	12-15-16	5	—
Sell	Euro	Deutsche Bank AG	93	2-1-17	8	—
Sell	Euro	Deutsche Bank AG	70	6-15-17	5	—
Sell	Euro	Deutsche Bank AG	94	8-1-17	8	—
Sell	Euro	Deutsche Bank AG	70	12-15-17	5	—
Sell	Euro	Deutsche Bank AG	94	2-1-18	8	—
Sell	Euro	Deutsche Bank AG	844	6-15-18	64	—
Sell	Euro	Deutsche Bank AG	94	8-1-18	9	—
Sell	Euro	Deutsche Bank AG	94	2-1-19	9	—
Sell	Euro	Deutsche Bank AG	2,000	8-1-19	197	—

					$530	$6

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the total value of these securities amounted to $124,518 or 45.7% of net assets.

(C)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(D)	Payment-in-kind bonds.

(E)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro).

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

2011	ANNUAL REPORT	89

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2011

(G)	Zero coupon bond.

(H)	Rate shown is the yield to maturity at December 31, 2011.

(I)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$1,441	$—	$—
Preferred Stocks	750	132	—
Warrants	—	91	—
Corporate Debt Securities	—	218,712	2,100
Municipal Bonds	—	1,449	—
Senior Loans	—	24,975	4,951
Short-Term Securities	—	13,171	—
Total	$2,191	$258,530	$7,051
Forward Foreign Currency Contracts	$—	$530	$—

Liabilities
Forward Foreign Currency Contracts	$—	$6	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Preferred Stocks	Warrants	Corporate Debt Securities	Senior Loans
Beginning Balance 1-1-11	$540	$150	$8,715	$16,078
Net realized gain (loss)	—	—	—	114
Net change in unrealized appreciation (depreciation)	—	—	(98)	(640)
Purchases	—	—	1,406	3,719
Sales	—	—	—	(6,806)
Transfers into Level 3 during the period	—	—	792	—
Transfers out of Level 3 during the period	(540)	(150)	(8,715)	(7,514)
Ending Balance 12-31-11	$—	$—	$2,100	$4,951
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-11	$—	$—	$(98)	$(520)

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

90	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

International Core Equity	(UNAUDITED)

John C. Maxwell	Below, John C. Maxwell, CFA, portfolio manager of Ivy Funds VIP International Core Equity, discusses positioning, performance and results for the fiscal year ended December 31, 2011. Mr. Maxwell has managed the Portfolio since May 27,2009. Mr. Maxwell has 19 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP International Core Equity	–13.88%
Benchmark(s) and/or Lipper Category
MSCI EAFE Index	–12.14%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
Lipper Variable Annuity International Core Funds Universe Average	–13.14%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A disappointing year for international markets, the Portfolio

It was clearly a disappointing year for the Portfolio as it slightly trailed its benchmark and peer funds in a down year for most international markets. The poor performance can be explained by the Portfolio’s geographic positioning in struggling markets and the fact that we did not overcome this headwind with enough good stocks. Basically, the Portfolio was overweight in emerging markets at the expense of the developed markets. In particular, the Portfolio’s exposures to Switzerland and the U.K. were about two-thirds the benchmark weight and these were the two best-performing markets in the index. All emerging markets to which the Portfolio had exposure delivered U.S.-dollar returns below the index. With the sovereign debt fears focused on the developed markets, we thought the healthier emerging markets would yield higher returns. From a sector standpoint the Portfolio was fairly balanced through the year between stable (defensive) and cyclical stocks, but it should have had a stronger skew to defensive sectors as they significantly beat the market (with the exception of utilities). The Portfolio’s large overweight in telecommunications stocks added the most to performance, along with its underweight in utilities. An overweight exposure to information technology and untimely stock selection in the consumer discretionary sector hurt.

In the end, the Portfolio is oriented to potentially take advantage of the significantly greater growth that we expect from emerging markets. While that did not work as well in 2011 as it has during the last five years, we believe this orientation remains appropriate.

2011 was all about the macro environment – particularly in the eurozone

In the year of the Arab Spring (revolutions in the Middle East), the Great East Japan Earthquake, a devastating earthquake in New Zealand and huge floods in Australia and Thailand, nothing mattered more than the high levels of debt in the developed world. The epicenter for developed-market debt issues remains Europe as it has a currency union without a fiscal union; if the union collapses, a global crisis will ensue that will make the 2008 financial crisis seem like a speed bump.

The bottom line is that it is no clearer today that the European currency union will survive the crisis than it was at the beginning of 2011. The macro environment remains tenuous. That said, relative to liquid investment alternatives, stocks are very inexpensive. Money markets are yielding 0 percent and 10-year bonds in the largest developed markets (the U.S., Japan, Germany and the U.K.) are yielding less than 2 percent. In comparison, a number of international equity markets have dividend yields greater than 4 percent and earnings yields above 10 percent. This has been the struggle throughout 2011. There is a significant discount in the equity market for the risks; however, if the risk (a eurozone break-up) materializes, everything is way too expensive. So the question becomes, what is the probability of a break-up and how do we position the Portfolio for this binary market? While we think the break-up is possible, the outcome — at this point — is untenable. Therefore, we think in the short- to mid-term that Europe will remain united but the cloud of possible break-up will hover over the markets.

The year in summary

Beginning in mid-March 2011, when the economic data was deteriorating and the market was holding up, we reduced the Portfolio’s cyclical exposure and raised cash to 10 percent, as we thought deteriorating data in the U.S. coupled with European Union tension, the earthquake in Japan and the uprisings in the Middle East and North Africa warranted caution. Surprising to us, in that environment the U.S. dollar weakened while the market held up, so we put the cash back to work with a more defensive posture by the end of June.

2011	ANNUAL REPORT	91

During and in the wake of the 25 percent market decline from late July into early October, when fears of a global recession and eurozone collapse were at their highs, we took advantage of some price dislocations and switched into some stocks that appeared oversold on a relative basis.

During the second half of the fiscal year we more aggressively used currency hedges to protect downside than we have in the past, which had a positive material impact on performance. With equity and bonds markets very volatile, currency markets were quite benign. At the highest point during the second half of the year, we had 18 percent of the Portfolio hedged with 8 percent of its Euro exposure and 10 percent of its Australian exposure. As a resource currency we viewed the Australian dollar as protection against our resource-based emerging market positions as well. That said, our intention over the long term is to give, in the vast majority of market environments, exposure to the international currencies. But if we see an anomaly that we believe we can get — inexpensive downside protection in the currency markets — we will try to take advantage of it.

In the fourth quarter of 2011 we got some good news. The U.S. economy started to accelerate a bit and data surprised positively. Inflation came down in most emerging markets and a number of emerging markets took loosening measures to stimulate their economies. Finally, with the change from Trichet to Draghi as the head of the European Central Bank, efforts that included cutting rates 50 basis points turned borrowing costs down in the critical countries of Italy and Spain. None of this gives us the sense of a self-sustaining economic expansion, but all are encouraging and directionally correct — something we have not been able to say for some time.

Through the year our themes did not change. We continue to seek out exposure to:

•	Disproportionate growth of emerging markets consumers, particularly Asia;

•	Strong growth in infrastructure;

•	Strong and believable dividend yield;

•	Stocks that should benefit from increased merger and acquisition activity.

Throughout the year, we reduced the Portfolio’s cyclical exposure by taking down weightings in materials, energy, industrials and consumer discretionary, and by adding health care and telecom stocks. From a geographic standpoint, the Portfolio’s emerging markets exposure is 13 percent, which is in line with the Portfolio’s average through 2011. We continue to source this exposure by keeping the Portfolio underweight developed market domestic demand stocks in Europe, the U.K. and Japan. At year-end, the Portfolio’s three percent cash level is lower than the five percent it averaged through the year, and it has a slightly defensive tilt. We believe it is solidly in the middle today on the value and growth spectrum.

Lack of confidence, risk appetite

Three years into the recovery, we have very weak economic growth in the developed world, despite enormous stimulus. There is a general lack of confidence in developed markets, which has led to a significantly decreased appetite for risk. We have been waiting for confidence to return and drive a self-sustaining recovery. Clearly, something has changed. Even in countries like Australia where economic data has been reasonably supportive, risk appetite is weak. Increased risk appetite and the commensurate self-sustaining recovery have gone from something we were trying to anticipate to something that we will need to see. While moderate growth remains the base case outlook, the risk of recession is material. With these low levels of growth, policy errors or external shocks can drive significant economic contraction. That said, there are some positive signs, primarily lower inflation in the emerging markets, the economic performance of late in the U.S. and some traction-lowering borrowing costs in Europe.

As we enter 2012, the Portfolio is positioned for low growth in the developed markets with a recession in Europe and a continuation of growth and moderating inflation in the emerging markets. The risk of a eurozone collapse, unfortunately, is likely to remain with us through the year. There are a number of elections this year, with Taiwan this month, France in April and the U.S. presidential election in November. While elections are hard to predict, we believe that the more populist they become the more likely they are to be negative for the markets. Any significant escalation of Middle Eastern tensions would of course be market negative.

Investor exposure to low-yielding short duration bonds and cash remain high when compared to recent history across the developed markets. The extremely low return profile of these instruments has historically driven investors to seek higher returns in places such as the equity markets. In most international equity markets, the dividend yield exceeds the corresponding 10-year bond yield in some cases by more than twice as much.

For the long term, we believe that the emerging populations in countries like China, India, Russia and Brazil will continue to try to create a standard of living closer to that of the U.S. To accomplish this, these countries will require vast amounts of infrastructure and increasingly productive economies. These trends should drive consumer-facing companies and infrastructure companies serving these markets. We remain focused on solid dividend yields and continue to look for attractive opportunities that will benefit from increasing mergers and acquisition activity. As always, we will continue to buy stock in companies that demonstrate strong cash generation, have less-leveraged balance sheets and appear to have solid opportunities for growth.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

92	ANNUAL REPORT	2011

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP International Core Equity.

2011	ANNUAL REPORT	93

PORTFOLIO HIGHLIGHTS

International Core Equity	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	96.7%
Telecommunication Services	17.1%
Financials	14.8%
Industrials	11.5%
Information Technology	10.1%
Energy	9.9%
Health Care	9.3%
Consumer Staples	9.0%
Consumer Discretionary	7.3%
Materials	5.5%
Utilities	2.2%
Cash and Cash Equivalents	3.3%

Country Weightings

Europe	53.5%
United Kingdom	18.8%
France	14.6%
Netherlands	6.0%
Germany	5.1%
Switzerland	3.9%
Other Europe	5.1%
Pacific Basin	33.9%
Australia	12.0%
Japan	11.1%
China	5.3%
Other Pacific Basin	5.5%
North America	5.3%
Other	2.4%
South America	1.6%
Cash and Cash Equivalents	3.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Total S.A.	France	Energy	Integrated Oil & Gas
Telstra Corporation Limited	Australia	Telecommunication Services	Integrated Telecommunication Services
Sanofi-Aventis	France	Health Care	Pharmaceuticals
Unilever plc	United Kingdom	Consumer Staples	Packaged Foods & Meats
Bayer AG	Germany	Health Care	Pharmaceuticals
Royal Dutch Shell plc, Class A	United Kingdom	Energy	Integrated Oil & Gas
Vivendi Universal	France	Telecommunication Services	Integrated Telecommunication Services
Koninklijke Ahold N.V.	Netherlands	Consumer Staples	Food Retail
WPP Group plc	United Kingdom	Consumer Discretionary	Advertising
Softbank Corp.	Japan	Telecommunication Services	Wireless Telecommunication Service

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

94	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

International Core Equity	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	-13.88%
5-year period ended 12-31-11	-3.11%
10-year period ended 12-31-11	6.18%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

Advantus International Stock Portfolio was reorganized as Ivy Funds VIP International Core Equity (formerly W&R Target International Value Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus International Stock Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP International Core Equity. If those expenses were reflected, performance of Ivy Funds VIP International Core Equity would differ.

2011	ANNUAL REPORT	95

SCHEDULE OF INVESTMENTS

International Core Equity (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Australia – 12.0%
Asciano Limited	1,257	$5,786
Brambles Limited	850	6,228
Myer Holdings Limited	2,608	5,162
Newcrest Mining Limited	288	8,729
Orica Limited	233	5,776
QBE Insurance Group Limited	412	5,458
Telstra Corporation Limited	6,014	20,482
Toll Holdings Limited	1,182	5,104

		62,725

Brazil – 1.6%
TIM Participacoes S.A., ADR	273	7,044
Vivo Participacoes S.A., ADR	45	1,236

		8,280

Canada – 1.1%
Potash Corporation of Saskatchewan Inc.	142	5,854

China – 5.3%
China Construction Bank Corporation	8,771	6,121
China Unicom Limited	4,500	9,467
SINA Corporation (A)	87	4,540
Spreadtrum Communications, Inc., ADR	63	1,322
ZTE Corporation, H Shares	2,053	6,437

		27,887

Czech Republic – 1.1%
CEZ, a. s.	145	5,769

Denmark – 0.4%
PANDORA Holding A/S	134	1,264
PANDORA Holding A/S (B)	109	1,020

		2,284

France – 14.6%
Alstom	171	5,200
Cap Gemini S.A.	196	6,132
Safran	175	5,249
Sanofi-Aventis	228	16,759
Schneider Electric S.A.	113	5,968
Total S.A.	456	23,309
Vivendi Universal	602	13,178

		75,795

Germany – 5.1%
Bayer AG	219	14,022
DaimlerChrysler AG, Registered Shares	154	6,751
Dialog Semiconductor plc (A)	361	5,877

		26,650

Hong Kong – 1.8%
Cheung Kong (Holdings) Limited	780	9,280

Israel – 2.4%
Bezeq–Israel Telecommunication Corp., Ltd. (The)	2,091	3,830
Teva Pharmaceutical Industries Limited, ADR	218	8,819

		12,649

Italy – 1.3%
Saipem S.p.A.	159	6,743

COMMON STOCKS (Continued)	Shares		Value

Japan – 11.1%
Chiyoda Corporation	555		$5,646
Hoya Corporation	281		6,047
Kao Corporation	106		2,907
Mitsubishi Corporation	412		8,313
Mitsubishi Electric Corporation	612		5,868
Mitsui Fudosan Co., Ltd.	377		5,496
Nissin Kogyo Co., Ltd.	604		8,678
Softbank Corp.	325		9,566
Tokyo Gas Co., Ltd.	1,217		5,597

			58,118

Mexico – 2.4%
America Movil, S.A. de C.V.	313		7,067
Grupo Financiero Banorte, S.A.B. de C.V.	1,804		5,461

			12,528

Netherlands – 6.0%
Fugro N.V.	126		7,313
ING Groep N.V., Certicaaten Van Aandelen (A)	904		6,509
Koninklijke Ahold N.V.	908		12,226
Koninklijke KPN N.V.	446		5,334

			31,382

Norway – 1.1%
Telenor ASA	352		5,770

Singapore – 1.3%
United Overseas Bank Limited	558		6,569

Sweden – 1.2%
Telefonaktiebolaget LM Ericsson, B Shares	589		6,023

Switzerland – 3.9%
Credit Suisse Group AG, Registered Shares	357		8,395
Novartis AG, Registered Shares	160		9,156
TEMENOS Group AG (A)	185		3,027

			20,578

Taiwan – 2.4%
Advanced Semiconductor Engineering, Inc.	7,301		6,245
Taiwan Semiconductor Manufacturing Company Ltd.	—	*	—	*
Unimicron Technology Corp.	5,271		6,197

			12,442

United Kingdom – 18.8%
Barclays plc	3,016		8,245
Barclays plc (B)	733		2,005
HSBC Holdings plc	751		5,726
Invensys plc, ADR	2,054		6,729
Prudential plc	735		7,285
Royal Dutch Shell plc, Class A	366		13,322
Tesco plc	1,190		7,454
Unilever plc	441		14,806
Virgin Media Inc.	265		5,655
Vodafone Group plc	2,838		7,885
WPP Group plc	923		9,680
Xstrata plc	564		8,561

			97,353

96	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

International Core Equity (in thousands)	DECEMBER 31, 2011

COMMON STOCKS (Continued)	Shares	Value
United States – 1.8%
InBev NV	154	$9,438

TOTAL COMMON STOCKS – 96.7%		$504,117
(Cost: $556,879)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 2.3%
Avon Capital Corp. (GTD by Avon Products, Inc.),
0.500%, 1-10-12 (C)	$2,100	2,100
General Electric Capital Corporation,
0.020%, 1-23-12 (C)	5,000	5,000
Prudential Funding LLC,
0.070%, 1-3-12 (C)	5,294	5,294

		12,394

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.1%
Toyota Motor Credit Corporation,
0.136%, 1-3-12 (D)	$367	$367

TOTAL SHORT-TERM SECURITIES – 2.4%		$12,761
(Cost: $12,761)

TOTAL INVESTMENT SECURITIES – 99.1%		$516,878
(Cost: $569,640)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.9%		4,569

NET ASSETS – 100.0%		$521,447

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at December 31, 2011:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Australian Dollar	Goldman Sachs International	40,050	5-4-12	$126	$—

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the total value of these securities amounted to $3,025 or 0.6% of net assets.

(C)	Rate shown is the yield to maturity at December 31, 2011.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$504,117	$—	$—
Short-Term Securities	—	12,761	—
Total	$504,117	$12,761	$—
Forward Foreign Currency Contracts	$—	$126	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Market Sector Diversification
(as a % of net assets)
Telecommunication Services	17.1%
Financials	14.8%
Industrials	11.5%
Information Technology	10.1%
Energy	9.9%

Market Sector Diversification
(as a % of net assets)
Health Care	9.3%
Consumer Staples	9.0%
Consumer Discretionary	7.3%
Materials	5.5%
Utilities	2.2%
Other+	3.3%

+ Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	97

MANAGEMENT DISCUSSION

International Growth	(UNAUDITED)

Below, Chace Brundige, CFA, portfolio manager of Ivy Funds VIP International Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2011. Mr. Brundige has managed the Portfolio for three years and has 18 years of industry experience.

Chace Brundige

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP International Growth	–7.32%
Benchmark(s) and/or Lipper Category
MSCI EAFE Growth Index	–12.11%
(generally reflects the performance of international growth stocks)
Lipper Variable Annuity International Growth Funds Universe Average	–13.51%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A difficult year

The fiscal year ended December 31, 2011, was a difficult one for most international markets, and we entered the period with caution. Although equities were relatively cheap, we believed risks were growing, particularly with respect to the Middle East and North Africa. Europe’s sovereign debt issues continued to drive market volatility, and additional uncertainty was injected into the markets with the March 11 earthquake, tsunami and attendant nuclear crisis in Japan. Continued easy monetary policy throughout the year in the U.S. led to dollar-based commodity inflation and general inflation for fast-growing economies whose currencies are pegged to the U.S. dollar, such as China. Issues on the forefront included tightening in emerging markets to combat food and input inflation and the general higher price levels reinforced by wage inflation. This slowed later in the year, given monetary and fiscal policy and the ensuing slowdown in growth. Midyear found the U.S. housing and unemployment continuing to founder, adding to economic concerns, which intensified during a difficult third quarter. The combination of slow growth and Europe’s massive sovereign debt loads weighed on confidence, including that of the debt rating agencies. Standard & Poor’s downgraded the U.S. credit rating for the first time in history, Italian debt began a downward spiral that prompted buying by the European Central Bank (ECB), and banks and cyclical stocks took it on the chin. Actions by government leaders seemed to make matters worse, with the ECB actually raising interest rates early in the quarter, the Italian government failing to address its deficit, and Europe’s leaders discussing the rescue of the European Financial Stability Fund but leaving it unchanged in value. Central banks did adequately react to problems in the interbank lending market, with the Federal Reserve, Bank of Japan, Bank of Switzerland and ECB all working together to keep swap lines open to ensure availability to borrow in any key currency. In addition, the ECB guaranteed short-term funding without limits and for durations up to one year and then three years as 2011 drew to a close. This action provided great relief from short-term funding concerns for European banks. Near the end of the third quarter, concerns re-emerged in China about potential problem loans to local government financing vehicles in addition to high-interest loans to small and medium-sized businesses. Volatility continued through the final quarter of 2011, although momentum was generally upward and in stark contrast to the preceding quarter. Nonetheless, Europe continued to struggle with its sovereign debt. Although some progress has been made, much remains to be done to not only Europe’s debt but also its banking system. With respect to the U.S. economy, the picture is improving, with steadily upbeat economic data pointing to continued recovery.

Sources of strength, better relative performance

Our cautious stance heading into the year led us to significantly underweight the materials sector. Better stock selection, combined with this significant underweight (the Portfolio’s stake was less than half the index’s exposure) proved beneficial in relative terms, as materials stocks were battered during much of the period.

Absolute performance also was bolstered by selected stock contributors across various sectors and industries. The Portfolio’s top contributor during the period was KONAMI Corporation, a Japanese maker of computer and video games, arcade video games and gaming machines. The company’s success during the year was driven by improvement in video games, continued market share gains on casino floors and the rapid ramp of social gaming, where Konami is well-positioned for future growth. Another top holding was British American Tobacco plc, which managed to increase overall market share in its top 40 markets, despite difficult economic conditions, by addressing the cost base through factor rationalization,

98	ANNUAL REPORT	2011

systems standardization and productivity savings. Additional holdings that contributed in absolute terms hailed from the health care sector; top names there were Fresenius SE & Co. KGaA and GlaxoSmithKline plc. Diageo plc benefited from a focus on key brands and improvement in the U.S. market while Telstra Corporation Limited, an Australian telecommunications company, came into the year with a big valuation tailwind and investor uncertainty, both of which eased over the period.

Portfolio performance also was boosted by the timely elimination of several holdings. Early in the period we sold the Portfolio’s stake in smartphone maker HTC as sentiment remained high ahead of what we suspected would be market share deterioration as competitors launched higher-quality Android phones. We also eliminated construction machinery maker SANY Heavy Industry Co., Ltd., as our research showed the excavator market in China would come under pressure following aggressive financing techniques used to boost unit sales.

A few negatives

Despite our caution, we were generally underweight consumer staples during the year, largely a product of bottom-up stock selection and reductions or sales of certain holdings as they reached our price targets. Poor performance came from several technology stocks including TEMENOS Group AG, a maker of banking software, Taiwan-based Hon Hai Precision, the world’s largest maker of electronic components including printed circuit boards, and game maker Nintendo. Hon Hai Precision and Nintendo have been eliminated from the Portfolio.

Despite our negative fundamental view of European financials, we have consistently maintained some weighting there in an effort to have exposure to any highly-positive policy changes coming out of Europe. Unfortunately, this restrained performance over the year, with the most damage delivered by Barclays and Credit Suisse. Commerzbank, which we subsequently sold, was another financial holding that detracted. We continue to maintain some exposure to companies whose balance sheets appear to us to be fairly solid, whose management is adopting what we deem to be proper strategies and whose market share we think is likely to grow as the financial crisis evolves.

Within more cyclical sectors, underperformance is attributable to oil services firm Schlumberger, which struggled as prices for crude oil slumped later in the year in line with slowing growth in developing countries, major political unrest, natural disasters and debt, and materials firms Rio Tinto and Xstrata, as European investors’ use of materials companies in their “risk on/risk off” trades put pressure on the industry as a whole.

Some poor performance is also attributable to untimely stock selection within health care, though we continue to have confidence in the Portfolio’s current holdings.

Our strategic approach, positioning

The Portfolio’s stake in materials remains relatively underweight, as it has during the last few years. We continue to purchase companies in that sector, including Linde AG, which we bought during the year, but do not force any particular weighting into the Portfolio. The Portfolio also remains underweight in financials but we will buy opportunistically, generally when we identify what we deem to be the right combination of valuation and European government policy. The Portfolio has a relatively low weighting in consumer staples, purely as a result of stock selection. To the extent the rotation out of staples continues in 2012, we will search for good values.

Technology remains the Portfolio’s largest overweight. Even now we prefer companies that can benefit from an increase in capital spending that is targeted at productivity versus capacity expansion. In addition, the general theme of global wireless voice and data communication remains well-intact. The Portfolio is also overweight in energy, primarily in oilfield services and energy-related engineering and construction, though to a lesser extent than at the beginning of 2011.

Looking ahead

It now seems that investors are electing to sell last year’s favorites and buy its laggards (especially materials and certain industrials). European financials have also rebounded smartly thanks in part to three-year ECB financing and improved trading in sovereign debt. While this early trading will not help the Portfolio’s relative performance, we don’t think it will continue indefinitely. The most obvious roadblock to deep cyclical leadership is the current self-reinforcing cycle in the West of high government debt loads leading to a lack of confidence and therefore less investment and hiring, which then leads to lower gross domestic product (GDP) and tax revenues and thus ever-higher debt/GDP ratios. China, of course, is an important factor in the performance of cyclical stocks generally and materials specifically. To the extent that China has embarked on an easing cycle, we think these sectors will get a boost. However, we do not expect Chinese easing to resemble 2009, but instead expect continued focus on internal consumption, affordable real estate, and on reviving the health of small and medium businesses. We are careful not to linger as certain stocks become overvalued in our eyes, yet we look to reinvest those proceeds in current or new investments where we see attractive business models, management teams, pricing power and end markets combined with reasonable valuation.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

2011	ANNUAL REPORT	99

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP International Growth.

100	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

International Growth	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	86.3%
Consumer Staples	13.8%
Information Technology	13.6%
Consumer Discretionary	13.4%
Industrials	13.1%
Health Care	9.5%
Energy	7.7%
Telecommunication Services	6.2%
Materials	4.8%
Financials	4.2%
Cash and Cash Equivalents	13.7%

Country Weightings

Europe	50.0%
United Kingdom	14.3%
Germany	11.1%
France	9.8%
Switzerland	4.0%
Other Europe	10.8%
Pacific Basin	22.9%
Japan	9.8%
Australia	5.5%
China	5.1%
Other Pacific Basin	2.5%
North America	12.0%
United States	9.3%
Other North America	2.7%
Other	1.4%
Cash and Cash Equivalents	13.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Apple Inc.	United States	Information Technology	Computer Hardware
Telstra Corporation Limited	Australia	Telecommunication Services	Integrated Telecommunication Services
Fresenius SE & Co. KGaA	Germany	Health Care	Health Care Services
Diageo plc	United Kingdom	Consumer Staples	Distillers & Vintners
Vinci	France	Industrials	Construction & Engineering
adidas AG	Germany	Consumer Discretionary	Apparel, Accessories & Luxury Goods
GlaxoSmithKline plc	United Kingdom	Health Care	Pharmaceuticals
Bayer AG	Germany	Health Care	Pharmaceuticals
British American Tobacco plc	United Kingdom	Consumer Staples	Tobacco
China Unicom Limited	China	Telecommunication Services	Integrated Telecommunication Services

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	101

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

International Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	-7.32%
5-year period ended 12-31-11	-1.08%
10-year period ended 12-31-11	4.52%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past	performance is not necessarily indicative of future performance. Indexes are unmanaged.

102	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

International Growth (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Australia – 5.5%
Coca-Cola Amatil Limited	256	$3,010
David Jones Limited	682	1,653
Orica Limited	118	2,932
Telstra Corporation Limited	2,096	7,137

		14,732

Canada – 1.2%
Canadian Natural Resources Limited	86	3,224

China – 5.1%
China Unicom Limited	2,484	5,226
SINA Corporation (A)	33	1,732
Tingyi Holding Corp.	1,158	3,519
Wynn Macau, Limited	1,247	3,131

		13,608

France – 9.8%
Danone	76	4,748
LVMH Moet Hennessy – Louis Vuitton	26	3,690
Pinault-Printemps-Redoute S.A.	36	5,084
Safran	81	2,418
Sanofi-Aventis	58	4,291
Vinci	133	5,830

		26,061

Germany – 9.4%
adidas AG	88	5,711
Bayer AG	85	5,431
Fresenius SE & Co. KGaA	70	6,465
Linde AG	32	4,735
MTU Aero Engines Holding AG	44	2,834

		25,176

Hong Kong – 1.6%
Yue Yuen Industrial (Holdings) Limited	1,330	4,203

India – 0.9%
Infrastructure Development Finance Company Limited	584	1,008
Infrastructure Development Finance Company Limited (B)	346	597
Larsen & Toubro Limited	41	760

		2,365

Israel – 1.4%
Teva Pharmaceutical Industries Limited, ADR	96	3,862

Italy – 1.6%
Saipem S.p.A.	102	4,347

Japan – 9.8%
Canon Inc.	65	2,871
JGC Corporation	119	2,857
KONAMI Corporation	90	2,698
Mitsubishi Corporation	206	4,158
Mitsubishi Electric Corporation	292	2,800
Mitsui & Co., Ltd.	266	4,130
NEXON Co., Ltd. (A)(B)	142	2,045
Nissin Kogyo Co., Ltd.	217	3,120
ORIX Corporation	17	1,381

		26,060

COMMON STOCKS (Continued)	Shares	Value
Luxembourg – 1.8%
Tenaris S.A.	255	$4,716

Mexico – 1.5%
Grupo Modelo, S.A.B. de C.V., Series C	652	4,113

Netherlands – 3.0%
ASML Holding N.V., Ordinary Shares	66	2,781
Unilever N.V., Certicaaten Van Aandelen	149	5,114

		7,895

Norway – 1.6%
Seadrill Limited	126	4,213

Sweden – 2.8%
Tele2 AB	204	3,961
Telefonaktiebolaget LM Ericsson, B Shares	347	3,551

		7,512

Switzerland – 4.0%
ABB Ltd	215	4,055
Credit Suisse Group AG, Registered Shares	89	2,094
Swatch Group Ltd (The), Bearer Shares	5	2,025
TEMENOS Group AG (A)	144	2,366

		10,540

United Kingdom – 14.3%
ARM Holdings plc, ADR	75	2,074
Barclays plc	1,308	3,576
British American Tobacco plc	110	5,229
Diageo plc	286	6,256
Experian plc	366	4,970
GlaxoSmithKline plc	247	5,638
Prudential plc	277	2,749
Rio Tinto plc	51	2,468
Virgin Media Inc.	115	2,462
Xstrata plc	177	2,688

		38,110

United States – 9.3%
Apple Inc. (A)	26	10,352
Cognizant Technology Solutions Corporation, Class A (A)	29	1,859
InBev NV	74	4,552
QUALCOMM Incorporated	70	3,847
Schlumberger Limited	60	4,129

		24,739

TOTAL COMMON STOCKS – 84.6%		$225,476
(Cost: $232,976)

PREFERRED STOCKS – 1.7%
Germany
Volkswagen AG	30	$4,428

(Cost: $5,734)

2011	ANNUAL REPORT	103

SCHEDULE OF INVESTMENTS

International Growth (in thousands)	DECEMBER 31, 2011

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 6.2%
International Business Machines Corporation, 0.050%, 1-23-12 (C)	$4,000	$4,000
John Deere Financial Limited (GTD by John Deere Capital Corporation), 0.080%, 1-17-12 (C)	5,500	5,500
Verizon Communications Inc., 0.370%, 1-9-12 (C)	2,842	2,842
Wisconsin Electric Power Co., 0.170%, 1-10-12 (C)	4,378	4,377

		16,719

Master Note – 1.0%
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (D)	2,706	2,706

Municipal Obligations – Taxable – 3.5%
City of Whittier, Hlth Fac Rev Bonds (Presbyterian Intercmnty Hosp), Ser 2009 (GTD by U.S. Bank, N.A.), 0.050%, 1-9-12 (D)	1,328	1,328

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations – Taxable (Continued)
MS Business Fin Corp, Gulf Opp Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007B (GTD by Chevron Corporation), 0.020%, 1-3-12 (D)	$7,831	$7,831

		9,159

TOTAL SHORT-TERM SECURITIES – 10.7%		$28,584
(Cost: $28,584)

TOTAL INVESTMENT SECURITIES – 97.0%		$258,488
(Cost: $267,294)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 3.0%		7,930

NET ASSETS – 100.0%		$266,418

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at December 31, 2011:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Citibank, N.A.	31,900	3-13-12	$2,257	$—

The following total return swap agreements were outstanding at December 31, 2011:

Counterparty	Notional Amount	Underlying Security	Termination Date	Financing Fee#	Unrealized Depreciation
UBS AG, London	$2,396	Ping An Insurance (Group) Company of China, Ltd.	10-22-12	USD LIBOR + 0.700%	$(49)

#	The Portfolio pays the financing fee multiplied by the notional amount each quarter. On the termination date of the swap contracts, the Portfolio will pay/receive the return of the underlying security.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the total value of these securities amounted to $2,642 or 1.0% of net assets.

(C)	Rate shown is the yield to maturity at December 31, 2011.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$225,476	$—	$—
Preferred Stocks	4,428	—	—
Short-Term Securities	—	28,584	—

Total	$229,904	$28,584	$—

Forward Foreign Currency Contracts	$—	$2,257	$—

Liabilities
Swap Agreements	$—	$49	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Market Sector Diversification
(as a % of net assets)
Consumer Staples	13.8%
Information Technology	13.6%
Consumer Discretionary	13.4%
Industrials	13.1%
Health Care	9.5%
Energy	7.7%
Telecommunication Services	6.2%
Materials	4.8%
Financials	4.2%
Other+	13.7%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

104	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Limited-Term Bond	(UNAUDITED)

Mark J. Otterstrom	Below, Mark J. Otterstrom, CFA, portfolio manager of Ivy Funds VIP Limited-Term Bond, discusses position, performance and results for the fiscal year ended December 31, 2011. He has managed the Portfolio since its inception on August 23, 2010 and has 25 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Limited-Term Bond	3.17%
Benchmark(s) and/or Lipper Category
Citigroup 1-5 yrs Treasury/Govt Sponsored/Credit Index	3.06%
(generally the performance of securities representing the short and intermediate-term bond market)
Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average	1.33%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Global uncertainty

This Portfolio outperformed both its Lipper peer group and its benchmark over the last 12 months.

There were several factors that contributed to this performance. The performance was significantly different between the first three months and the last nine months of the Portfolio’s fiscal year.

Interest rates rose in early 2011 and the Portfolio benefited from its shorter duration. At the same time there were several exogenous events that radically changed the economic outlook at home and abroad. The Japanese earthquake that hit in March proved to be a major setback for the manufacturing supply chains. This had a strong dampening effect on the second quarter growth rate in the United States. At the same time the Greek debt crisis came back into focus. Concerns of a growing Eurozone debt crisis and the weakening U.S. economic growth outlook combined to lower global economic growth expectations.

The Portfolio was late to lengthen duration at the start of the Treasury bond rally in March. By May, we had lengthened duration and the Portfolio participated in the bond rally that continued until the end of September. The higher credit quality of the Portfolio protected it from much of the credit sell off that occurred at the end of the third quarter.

Extreme volatility was the state of play over the last year. Historically a five basis point change in long Treasury rates was considered a very significant market move. The long bond has seen 20-point rallies only to give it all back over the next few days. Over the last nine months long Treasury yields have dropped from a high of 4.66 percent to a low of 2.73 percent. However, during that period we witnessed severe fluctuation around that downward trend. This fluctuation reflects the large amount of uncertainty that exists in the markets.

U.S. debt downgrade

On Aug. 5, Standard & Poor’s (S&P) downgraded U.S. Treasury debt to AA+. This was the first downgrade ever for U.S. Treasuries. S&P stated the lack of progress in Congress to address the structural imbalances to the U.S. entitlement programs or to address the need for fundamental tax reform caused S&P to question Congress’s ability to deal with these tough issues. Treasury bonds continued their rally to much lower yields despite this downgrade. While market participants understand the need to address these longer term fundamental reforms, the fiscal troubles around the globe have shown the U.S. is still considered to be the world’s most liquid, most transparent and most stable economy. As a result, over the last six months there has been a dramatic flight to quality trade into Treasuries and out of other international markets.

The European sovereign debt crisis continues to dominate the markets. The recent plan adopted by the European Central Bank (ECB) to help support the sovereign debt markets has successfully quieted the storm that has been brewing within the European banks. However, a longer term solution will require much higher levels of capital at the banks to absorb higher loss levels. At some point the ECB will have to commit to becoming the lender of last resort to the European banking system. The continued success of the ECB to provide liquidity to the European banks and support funding for the EU sovereign borrowers will have a dramatic effect on the U.S. Treasury market in 2012.

Signs of recovery?

There are significant elements in the U.S. economy that suggest a more vibrant recovery may be seen in the first half of next year. Economists have already begun to revise first half gross domestic product (GDP) estimates from 1 percent to 2 percent or higher. While this is still fairly anemic growth in historical terms, it is much better than the fear of a double dip recession that was prevalent last October. First time unemployment claims continue

2011	ANNUAL REPORT	105

to drift lower with the four-week moving average currently at its lowest level since the 2008 recession. The unemployment rate fell to 8.5 percent at the end of the year. This is the lowest it has been since early 2009. Employment gains through December were surprisingly broad based. It remains to be seen how much of the recent improvement in the U.S. economy is from the temporary boost in inventory and the unseasonable warm weather and how much is truly a more sustainable change to the growth in domestic activity.

We maintain a very high grade, diversified portfolio. There is continued demand for spread product within the high grade bond market. We lengthened the duration of our corporate bond holdings by extending maturities in the issuers that we believe offer the best value. Cash flow into taxable bond mutual funds continues to be positive. Agency mortgage bonds provide a stable source of income for the Portfolio. We added to our agency mortgage pass-through holdings in early 2011 in order to pick up yield and to minimize portfolio duration extension risk if mortgage rates begin to rise. Our mortgage holdings also benefited from the increased carry from the higher coupon income.

Recent economic releases suggest U.S. economic growth was around 3 percent for the fourth quarter. There appear to be signs that we may be moving into a more robust period of economic growth. However, with a fragile U.S. economy it would not take much of a downdraft to derail our current economic recovery. If employment can keep from taking a dramatic turn for the worse we may be able to continue to move into 2012 with low, non-recessionary growth rates. Until the Fed changes its monetary policy and begins to raise rates, the short end of the curve should act as an anchor for long rates. Our goal is to maintain the portfolio duration above its benchmark at this time. We are moving out the yield curve with corporate names that we are comfortable owning. We are willing to take additional credit risk when we believe we are being compensated to do so.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Mortgage Corporation (Freddie Mac), and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Limited-Term Bond.

106	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Limited-Term Bond	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Bonds	93.8%
Corporate Debt Securities	57.5%
United States Government and Government Agency Obligations	33.0%
Municipal Bonds — Taxable	3.3%
Cash and Cash Equivalents	6.2%

Quality Weightings

Investment Grade	88.8%
AAA	1.2%
AA	41.3%
A	23.9%
BBB	22.4%
Non-Investment Grade	5.0%
BB	5.0%
Cash and Cash Equivalents	6.2%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

2011	ANNUAL REPORT	107

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Limited-Term Bond	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of August 31, 2010.

Average Annual Total Return(3)
1-year period ended 12-31-11	3.17%
5-year period ended 12-31-11	—
10-year period ended 12-31-11	—
Since inception of Portfolio(4) through 12-31-11	1.69%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	8-23-10 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

108	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands) DECEMBER 31, 2011

CORPORATE DEBT SECURITIES	Principal	Value

Aerospace & Defense – 2.0%
Bombardier Inc.,
7.500%, 3-15-18 (A)	$2,000	$2,140
Raytheon Company,
1.400%, 12-15-14	2,575	2,588

		4,728

Air Freight & Logistics – 0.7%
FedEx Corporation,
7.375%, 1-15-14	1,500	1,676

Airlines – 0.4%
Southwest Airlines Co.,
6.500%, 3-1-12	1,000	1,008

Apparel Retail – 1.0%
Limited Brands, Inc.,
8.500%, 6-15-19	2,000	2,330

Broadcasting – 1.3%
CBS Corporation,
8.200%, 5-15-14	2,200	2,495
NBC Universal, Inc.,
3.650%, 4-30-15	600	633

		3,128

Cable & Satellite – 1.8%
DirecTV Holdings LLC and DirecTV Financing Co.,
7.625%, 5-15-16	2,000	2,124
Time Warner Cable Inc.,
3.500%, 2-1-15	2,000	2,096

		4,220

Computer & Electronics Retail – 0.4%
Best Buy Co., Inc.,
6.750%, 7-15-13	1,000	1,060

Construction & Farm Machinery & Heavy Trucks – 0.8%
Caterpillar Inc.,
1.375%, 5-27-14	2,000	2,024

Consumer Finance – 2.7%
American Express Credit Corporation,
2.750%, 9-15-15	2,000	2,011
Capital One Financial Corporation,
2.125%, 7-15-14	1,500	1,481
Ford Motor Credit Company LLC,
3.875%, 1-15-15	2,000	1,993
USAA Capital Corporation,
1.050%, 9-30-14 (A)	1,000	997

		6,482

Data Processing & Outsourced Services – 1.6%
Fidelity National Financial, Inc.,
6.600%, 5-15-17	2,000	2,120
Western Union Company (The),
6.500%, 2-26-14	1,500	1,640

		3,760

Distillers & Vintners – 0.7%
Diageo Capital plc,
5.750%, 10-23-17	1,500	1,761

Diversified Banks – 4.6%
Bank of New York Mellon Corporation (The),
1.500%, 1-31-14	2,000	2,014

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Diversified Banks (Continued)
Bank of Nova Scotia (The),
2.375%, 12-17-13	$1,500	$1,540
Barclays Bank plc,
2.375%, 1-13-14	1,500	1,468
HSBC Bank plc,
3.100%, 5-24-16 (A)	2,000	2,001
U.S. Bancorp,
2.200%, 11-15-16	2,000	2,020
Wells Fargo & Company,
3.676%, 6-15-16 (B)	2,000	2,091

		11,134

Diversified Chemicals – 1.8%
Dow Chemical Company, (The),
5.900%, 2-15-15	2,000	2,226
E.I. du Pont de Nemours and Company,
2.750%, 4-1-16	2,000	2,114

		4,340

Diversified Metals & Mining – 2.5%
BHP Billiton plc and BHP Billiton Limited,
5.250%, 12-15-15	2,000	2,298
Freeport-McMoRan Copper & Gold Inc.,
8.375%, 4-1-17	2,000	2,125
Rio Tinto Finance (USA) Limited,
2.250%, 9-20-16	1,500	1,528

		5,951

Drug Retail – 0.7%
CVS Caremark Corporation,
3.250%, 5-18-15	1,675	1,766

Electric Utilities – 3.5%
Carolina Power & Light Company,
5.125%, 9-15-13	2,000	2,144
Great Plains Energy Incorporated,
2.750%, 8-15-13	2,000	2,029
National Rural Utilities Cooperative Finance Corporation:
1.125%, 11-1-13	1,000	1,001
1.900%, 11-1-15	1,000	1,006
Oncor Electric Delivery Company LLC:
6.375%, 5-1-12	1,000	1,016
5.950%, 9-1-13	1,000	1,070

		8,266

Electronic Manufacturing Services – 0.9%
Jabil Circuit, Inc.,
7.750%, 7-15-16	2,000	2,230

Environmental & Facilities Services – 2.8%
Allied Waste North America, Inc.,
6.875%, 6-1-17	2,000	2,115
Waste Management, Inc.:
6.375%, 11-15-12	2,050	2,143
6.100%, 3-15-18	2,000	2,364

		6,622

Health Care Equipment – 0.8%
Stryker Corporation,
2.000%, 9-30-16	2,000	2,047

Health Care Services – 1.7%
Medco Health Solutions, Inc.,
2.750%, 9-15-15	2,000	2,012

2011	ANNUAL REPORT	109

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands)	DECEMBER 31, 2011

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Health Care Services (Continued)
Quest Diagnostics Incorporated,
3.200%, 4-1-16	$2,000	$2,071

		4,083

Health Care Supplies – 0.4%
DENTSPLY International Inc.,
2.750%, 8-15-16	1,000	1,010

Independent Power Producers & Energy Traders – 0.6%
NRG Energy, Inc.,
7.375%, 1-15-17	1,500	1,556

Industrial Conglomerates – 1.3%
General Electric Capital Corporation,
2.950%, 5-9-16	3,000	3,086

Industrial Machinery – 0.2%
Illinois Tool Works Inc.,
5.150%, 4-1-14	540	593

Integrated Telecommunication Services – 1.8%
AT&T Inc.,
2.400%, 8-15-16	1,000	1,021
Deutsche Telekom International Finance B.V.,
4.875%, 7-8-14	1,000	1,065
Verizon Communications Inc.,
3.000%, 4-1-16	2,250	2,356

		4,442

Investment Banking & Brokerage – 1.8%
Goldman Sachs Group, Inc. (The),
3.625%, 2-7-16	2,000	1,933
Morgan Stanley,
4.100%, 1-26-15	2,500	2,373

		4,306

Leisure Products – 0.6%
Mattel, Inc.,
2.500%, 11-1-16	1,500	1,510

Life & Health Insurance – 1.1%
MetLife Global Funding I,
2.500%, 9-29-15 (A)	1,500	1,509
Prudential Financial, Inc.,
4.750%, 9-17-15	1,000	1,056

		2,565

Movies & Entertainment – 0.7%
Viacom Inc.,
4.375%, 9-15-14	1,600	1,714

Oil & Gas Equipment & Services – 0.8%
Schlumberger S.A. (GTD by Schlumberger Limited),
1.950%, 9-14-16 (A)	2,000	2,024

Oil & Gas Exploration & Production – 1.8%
EOG Resources, Inc.,
2.500%, 2-1-16	2,000	2,060
Petrohawk Energy Corporation,
7.250%, 8-15-18	2,000	2,250

		4,310

Oil & Gas Storage & Transportation – 1.6%
DCP Midstream Operating, LP,
3.250%, 10-1-15	1,500	1,514
Sunoco Logistics Partners Operations L.P.,
8.750%, 2-15-14	2,000	2,236

		3,750

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Other Diversified Financial Services – 3.0%
Bank of America Corporation,
3.625%, 3-17-16	$2,000	$1,844
ING Bank NV,
2.375%, 6-9-14 (A)	2,500	2,437
JPMorgan Chase & Co.,
3.150%, 7-5-16	3,000	3,015

		7,296

Packaged Foods & Meats – 1.8%
General Mills, Inc.,
5.250%, 8-15-13	2,000	2,138
Kraft Foods Inc.,
4.125%, 2-9-16	2,000	2,171

		4,309

Pharmaceuticals – 0.6%
Roche Holdings Ltd,
5.000%, 3-1-14 (A)	1,270	1,374

Property & Casualty Insurance – 0.9%
Berkshire Hathaway Inc.,
2.200%, 8-15-16	2,000	2,059

Regional Banks – 0.9%
PNC Funding Corp,
4.250%, 9-21-15	2,000	2,144

Restaurants – 0.2%
YUM! Brands, Inc.,
4.250%, 9-15-15	555	593

Semiconductors – 0.7%
Broadcom Corporation,
1.500%, 11-1-13	1,669	1,687

Specialty Chemicals – 0.9%
Lubrizol Corporation (The),
5.500%, 10-1-14	2,000	2,228

Systems Software – 0.9%
CA, Inc.,
6.125%, 12-1-14	2,000	2,223

Wireless Telecommunication Service – 2.2%
America Movil, S.A.B. de C.V.:
3.625%, 3-30-15	2,000	2,097
2.375%, 9-8-16	1,000	997
American Tower Corporation:
4.625%, 4-1-15	1,000	1,042
5.900%, 11-1-21	1,000	1,051

		5,187

TOTAL CORPORATE DEBT SECURITIES – 57.5%		$138,582
(Cost: $137,522)

MUNICIPAL BONDS – TAXABLE
Arizona – 1.2%
Tucson Unif Sch Dist No. 1 of Pima Cnty, AZ, Rfdg Bonds, Ser 2011,
1.546%, 7-1-14	2,745	2,748

Massachusetts – 0.6%
MA Hlth and Edu Fac Auth, Rev Bonds, Harvard Univ Issue, Ser 2008C,
5.260%, 10-1-18	1,250	1,478

110	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands)	DECEMBER 31, 2011

MUNICIPAL BONDS – TAXABLE (Continued)	Principal	Value

North Carolina – 0.6%
Charlotte-Mecklenburg Hosp Auth, Spl Oblig Bonds, Ser 2003,
5.000%, 8-1-13	$1,380	$1,421

Rhode Island – 0.9%
Providence Hlth & Svc Oblig Group, Direct Oblig Notes, Ser 2009A,
5.050%, 10-1-14	2,000	2,232

TOTAL MUNICIPAL BONDS – TAXABLE – 3.3%		$7,879
(Cost: $7,722)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 7.8%
Fannie Mae:
2.125%, 10-26-18	3,000	3,035
3.000%, 11-14-18	3,000	3,119
Federal Home Loan Bank,
1.750%, 9-11-15	2,000	2,066
Federal National Mortgage Association:
2.375%, 7-28-15	2,000	2,110
2.000%, 12-30-15	1,000	1,035
Freddie Mac:
2.000%, 11-14-17	3,000	3,016
5.400%, 3-17-21	4,000	4,660

		19,041

Mortgage-Backed Obligations – 18.4%
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.500%, 10-1-20	1,268	1,353
3.500%, 11-1-20	3,559	3,717
3.000%, 11-1-21	2,975	3,094
5.500%, 12-1-24	3,128	3,392
Federal National Mortgage Association Agency REMIC/CMO:
3.000%, 3-15-25	1,795	1,860
4.000%, 4-15-25	2,274	2,381
4.000%, 5-25-39	1,081	1,146
3.000%, 11-25-39	1,584	1,633
4.000%, 11-25-39	2,474	2,609
4.750%, 12-15-40	2,259	2,327
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.000%, 8-1-18	3,024	3,217
5.000%, 12-1-19	928	1,003
5.500%, 10-1-21	3,152	3,432
5.500%, 11-1-22	1,201	1,308
5.000%, 4-1-24	909	996
4.000%, 12-1-31	5,977	6,316
5.000%, 9-1-33	1,738	1,880
Government National Mortgage Association Agency REMIC/CMO,
4.000%, 10-16-32	2,572	2,647

		44,311

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 26.2%		$63,352
(Cost: $62,738)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Obligations – 6.8%
United States Treasury Notes:
1.750%, 5-31-16	$6,000	$6,276
1.500%, 7-31-16	5,000	5,170
1.500%, 8-31-18	5,000	5,074

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 6.8%		$16,520
(Cost: $16,104)

SHORT-TERM SECURITIES
Master Note – 2.3%
Toyota Motor Credit Corporation,
0.136%, 1-3-12 (C)	5,502	5,502

Municipal Obligations – Taxable – 3.0%
The Pub Bldg Auth of Montgomery Cnty, TN, Adj Rate Pooled Fin Rev Bonds (TN Cnty Loan Pool), Ser 2008 (GTD by Bank of America, N.A.), 0.160%, 1-3-12 (C)	7,275	7,275

TOTAL SHORT-TERM SECURITIES – 5.3%		$12,777
(Cost: $12,777)

TOTAL INVESTMENT SECURITIES – 99.1%		$239,110
(Cost: $236,863)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.9%		2,292

NET ASSETS – 100.0%		$241,402

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the total value of these securities amounted to $12,482 or 5.2% of net assets.
(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.
(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$138,582	$—
Municipal Bonds	—	7,879	—
United States Government Agency Obligations	—	63,352	—
United States Government Obligations	—	16,520	—
Short-Term Securities	—	12,777	—

Total	$—	$239,110	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	111

MANAGEMENT DISCUSSION

Micro Cap Growth	(UNAUDITED)

Paul J. Ariano	William Jeffery III	Paul K. LeCoq	Kenneth F. McCain	Carl Wiese	Ivy Funds VIP Micro Cap Growth is subadvised by Wall Street Associates. Below, Paul J. Ariano, CFA, William Jeffery III, Paul K. LeCoq, Kenneth F. McCain, and Carl Weise, CFA, portfolio managers of Ivy Funds VIP Micro Cap Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2011. Please note that, effective January 2012, Luke Jacobson, CFA, replaced Carl Weise, CFA, as a manager on the Portfolio.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Micro Cap Growth	-7.01%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	-2.91%
(generally reflects the performance of smaller company stocks)
Russell Microcap Growth Index	-8.43%
(generally reflects the performance of stocks in the smallest category of publicly traded companies)
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	-2.82%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Multiple indexes are shown because the Portfolio’s management team expects to typically invest in companies within a wider range of market capitalization.

From calm to turbulent

Conditions were chaotic for investors in 2011. Equity markets began the year in a state of relative calm, but quickly became turbulent. As a result, the markets gyrated as recurrent concerns (Middle-East/North Africa military actions; oil supply disruptions and price increases; Greece insolvency and bailout plans; the escalating Euro sovereign debt crisis; China’s slowdown; the U.S. debt ceiling and political dysfunction; and high unemployment/weak economic growth) waxed and waned. As the negative news flow intensified, investors became increasingly concerned the economy might slip back into a long slow patch or a double-dip recession. Policymakers also became increasingly concerned and continued to deliver monetary stimulus.

In 2011, investors shunned lower price/earnings (P/E), including non-earners, and lower-market cap companies along with stock issues in the higher growth and high-beta segments of the market. Faring the best for the year were companies in the lower beta and lower growth quintiles as well as companies in the mid-range P/E, an environment generally unfavorable to the management team’s growth investment philosophy.

Within the Russell 2000 Growth Index, the smallest names lagged the broader index participants. Stocks with a market capitalization below $250 million and high-beta stock issues posted double-digit losses for the year. Low stock prices translated to low return and the fastest growers were not rewarded in 2011. The primary reason for the Portfolio’s underperformance of its benchmark was its underexposure to telecommunication services stocks that boosted the index.

Investments in the health care sector provided the greatest contribution to the Portfolio’s return, led by strong stock selection. The industrials group also performed well against the broader market, again driven by stock selection. Investments in the consumer discretionary sector were the greatest detractor from performance for the period due to untimely selection in the Portfolio. With the exception of restaurants, most subgroups within the sector struggled.

Strategic positioning

In the area of energy, the unrest in the Middle East and continued policy response over the Gulf of Mexico oil spill, forced the Portfolio to focus on land-based projects, with particular emphasis on oil and gas drilling, service, exploration, production, infrastructure building, and associated technologies. Oil prices and potential government tax changes are being closely monitored.

The Portfolio’s overweight information technology position is expected to benefit from outsourcing, security, data storage, business redundancy, disaster preparedness and digitization trends. The Portfolio also holds companies that continue to experience the benefit of a major shift in marketing spending from offline to online. Companies that provide online marketing services, innovative marketing communications, brand advertising consulting and website hosting services stand to benefit as the industry’s market-share shifts.

Despite investor uncertainty due to intense regulatory pressure, we believe health care companies are experiencing high relative profitability, attractive valuations, and improving profit margins. Demographic trends and revenue increases are positive factors for healthcare technology, equipment services, and pharmaceutical companies. The Portfolio has an underweight position in health care.

112	ANNUAL REPORT	2011

Spurred by fiscal stimulus and pent-up demand, consumer spending has firmed. However, we believe the trend toward deleveraging and an increased personal savings rate indicates that consumers will likely remain conservative. We favor higher-end/niche retailers as well as Internet-based versions of traditional industries, advertising, retail and digital media that allow businesses to enhance productivity and to lower costs. The Portfolio has a near equal weight position in consumer discretionary.

We believe traditional financial and banking institutions will continue to contend with increasing government restrictions, consumer loan losses and large waves of real estate-related charge-offs. We favor exchanges, transaction processors and companies with innovative risk management and regulatory products over traditional spread-based lenders. The Portfolio has an underweight position in financials.

An emphasis on selection

In 2011, the market was primarily driven by political and global macro-economic news, which resulted in higher correlations and increased volatility. We anticipate this environment will continue in 2012. The European crisis continues to threaten the U.S. economy’s return to growth. However, investors may be beginning to realize that European politicians and bureaucrats are likely to find a way to buy more time in the hopes that time will cure the current mess.

Meanwhile, the U.S. corporate sector has retrenched — costs have been driven down, cash flow is positive and earnings are expected to grow despite the weak and recovering economic backdrop. Political risks still dominate global headlines in a way most investors today have not experienced. We believe that continuation of the eurozone crisis is highly likely. There is instability in the Middle East, opposition to established governments is spreading and nuclear powers (North Korea, Pakistan and Iran) face huge internal political pressures. Investors also remain concerned about higher taxes, reduced fiscal/monetary stimulus programs, political dysfunction, tougher company earnings comparisons, sovereign debt and a fluctuating dollar. All of this makes it difficult to gauge whether aggregate demand can return to adequate levels required for a self-sustained recovery.

We anticipate stock selection will be important in the year ahead and continue to construct a Portfolio with companies experiencing strong forecasted long-term earnings growth rates. In an environment where overall growth rates are low, we believe companies that exhibit strong and highly predictable rates of growth will eventually command premium valuations. It appears monetary policymakers are showing the will to do anything and everything it takes to right the economy. While external shocks and headline risks heighten the overall global economic risk profile, we believe a double-dip recession fears remain off the table and stock market dips provide opportunities. Companies are cash rich now, which historically makes a double-dip recession unlikely. History tells us that at points like this, company fundamentals eventually become the primary driver for stock market action and a positive scenario for small- and mid-cap growth stocks continues to unfold. We will continue to actively and optimistically position the Portfolio.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment

Investing in micro-cap stocks may carry more risk than investing in stocks of larger, more established companies. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Micro Cap Growth.

2011	ANNUAL REPORT	113

PORTFOLIO HIGHLIGHTS

Micro Cap Growth	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	95.0%
Information Technology	40.2%
Industrials	17.6%
Health Care	16.2%
Consumer Discretionary	10.7%
Energy	6.6%
Consumer Staples	1.6%
Materials	1.3%
Financials	0.8%
Cash and Cash Equivalents	5.0%

Top 10 Equity Holdings

Company	Sector
Westport Innovations Inc.	Industrials
SPS Commerce, Inc.	Information Technology
DXP Enterprises, Inc.	Industrials
Procera Networks, Inc.	Information Technology
Mistras Group, Inc.	Industrials
Spectranetics Corporation (The)	Health Care
Quidel Corporation	Health Care
OCZ Technology Group, Inc.	Information Technology
Callidus Software Inc.	Information Technology
KIT digital, Inc.	Information Technology

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

114	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Micro Cap Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	-7.01%
5-year period ended 12-31-11	0.48%
10-year period ended 12-31-11	2.90%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

The Advantus Micro-Cap Growth Portfolio was reorganized as Ivy Funds VIP Micro Cap Growth (formerly W&R Target Micro Cap Growth Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Micro-Cap Growth Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP Micro Cap Growth. If those expenses were reflected, performance of Ivy Funds VIP Micro Cap Growth would differ.

2011	ANNUAL REPORT	115

SCHEDULE OF INVESTMENTS

Micro Cap Growth (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Advertising – 1.0%
MDC Partners Inc., Class A	35	$477

Air Freight & Logistics – 0.8%
Pacer International, Inc. (A)	72	385

Apparel Retail – 1.3%
bebe stores, inc.	58	482
Francesca’s Holdings Corporation (A)	8	133

		615

Application Software – 7.0%
Callidus Software Inc. (A)	127	818
ClickSoftware Technologies Ltd.	23	219
Kenexa Corporation (A)	14	360
NetScout Systems, Inc. (A)	37	642
RealPage, Inc. (A)	30	745
Tangoe, Inc. (A)	29	451

		3,235

Auto Parts & Equipment – 1.0%
Amerigon Incorporated (A)	34	482

Biotechnology – 4.3%
Achillion Pharmaceuticals, Inc. (A)	82	625
ArQule, Inc. (A)	29	164
BioMimetic Therapeutics, Inc. (A)	40	114
Clovis Oncology, Inc. (A)	34	475
NewLink Genetics Corporation (A)	34	238
SciClone Pharmaceuticals, Inc. (A)	92	393

		2,009

Commercial Printing – 0.9%
InnerWorkings, Inc. (A)	45	418

Communications Equipment – 3.7%
Digi International Inc. (A)	26	287
Ixia (A)	33	349
Procera Networks, Inc. (A)	61	954
Ubiquiti Networks, Inc. (A)	6	100

		1,690

Computer Hardware – 0.8%
Silicon Graphics, Inc. (A)	32	371

Computer Storage & Peripherals – 2.7%
OCZ Technology Group, Inc. (A)	133	877
Xyratex Ltd	27	356

		1,233

Construction & Farm Machinery & Heavy Trucks – 5.2%
Commercial Vehicle Group, Inc. (A)	32	293
Twin Disc, Incorporated	10	374
Wabash National Corporation (A)	57	449
Westport Innovations Inc. (A)	40	1,317

		2,433

Consumer Electronics – 0.9%
SGOCO Technology Ltd. (A)	49	63
Skullcandy, Inc. (A)	28	355

		418

Consumer Finance – 0.8%
NetSpend Holdings, Inc. (A)	48	385

COMMON STOCKS (Continued)	Shares	Value

Electronic Equipment & Instruments – 1.7%
FARO Technologies, Inc. (A)	17	$764

Electronic Manufacturing Services – 0.9%
Fabrinet (A)	14	189
Maxwell Technologies, Inc. (A)	14	230

		419

Food Distributors – 1.0%
Chefs’ Warehouse Holdings, LLC (The) (A)	26	459

Food Retail – 0.6%
Fresh Market, Inc. (The) (A)	7	295

General Merchandise Stores – 1.0%
Gordmans Stores, Inc. (A)	36	450

Health Care Equipment – 1.3%
ABIOMED, Inc. (A)	34	621

Health Care Supplies – 5.5%
Quidel Corporation (A)	58	882
Rochester Medical Corporation (A)	24	202
Spectranetics Corporation (The) (A)	123	886
Synergetics USA, Inc. (A)	73	540

		2,510

Health Care Technology – 1.8%
Epocrates, Inc. (A)	25	193
HealthStream, Inc. (A)	34	621

		814

Homefurnishing Retail – 1.0%
Kirkland’s, Inc. (A)	35	463

Human Resource & Employment Services – 1.4%
On Assignment, Inc. (A)	59	659

Internet Software & Services – 12.5%
Active Network, Inc., (The) (A)	31	424
Envestnet, Inc. (A)	38	459
Keynote Systems, Inc.	29	592
KIT digital, Inc. (A)	97	815
Liquidity Services, Inc. (A)	17	609
Responsys, Inc. (A)	18	163
SciQuest, Inc. (A)	31	435
SPS Commerce, Inc. (A)	44	1,149
Velti plc (A)	88	596
Vocus, Inc. (A)	9	208
Website Pros, Inc. (A)	32	369

		5,819

IT Consulting & Other Services – 2.1%
InterXion Holding N.V. (A)	17	233
ServiceSource International, LLC (A)	25	392
Virtusa Corporation (A)	22	323

		948

Managed Health Care – 0.8%
Molina Healthcare, Inc. (A)	17	390

Movies & Entertainment – 2.1%
Digital Domain Media Group, Inc. (A)	42	256
Rentrak Corporation (A)	49	693

		949

116	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Micro Cap Growth (in thousands)	DECEMBER 31, 2011

COMMON STOCKS (Continued)	Shares	Value

Oil & Gas Drilling – 1.3%
Pioneer Drilling Company (A)	63	$611

Oil & Gas Equipment & Services – 3.4%
Basic Energy Services, Inc. (A)	37	724
Natural Gas Services Group, Inc. (A)	20	294
RigNet, Inc. (A)	34	567

		1,585

Oil & Gas Exploration & Production – 1.9%
Callon Petroleum Company (A)	115	570
Triangle Petroleum Corporation (A)	48	287

		857

Pharmaceuticals – 2.5%
NuPathe Inc. (A)	37	68
Obagi Medical Products, Inc. (A)	56	573
Pacira Pharmaceuticals, Inc. (A)	58	503

		1,144

Research & Consulting Services – 2.4%
Mistras Group, Inc. (A)	36	913
RPX Corporation (A)	14	177

		1,090

Restaurants – 2.4%
Bravo Brio Restaurant Group, Inc. (A)	20	334
Caribou Coffee Company, Inc. (A)	25	353
Red Robin Gourmet Burgers, Inc. (A)	14	398

		1,085

Semiconductor Equipment – 2.0%
CVD Equipment Corporation (A)	25	301
Nanometrics Incorporated (A)	33	602

		903

Semiconductors – 4.0%
BCD Semiconductor Manufacturing Limited, ADR (A)	30	119
Diodes Incorporated (A)	13	285
Entropic Communications, Inc. (A)	45	227
Inphi Corporation (A)	13	150
Mellanox Technologies, Ltd. (A)	17	543
Pericom Semiconductor Corporation (A)	26	195
RDA Microelectronics, Inc., ADR (A)	30	331

		1,850

Specialty Chemicals – 1.3%
ADA-ES, Inc. (A)	27	604

Systems Software – 2.8%
Allot Communications Ltd. (A)	27	412
Imperva, Inc. (A)	8	265
OPNET Technologies, Inc.	17	627

		1,304

Trading Companies & Distributors – 3.0%
CAI International, Inc. (A)	24	365
DXP Enterprises, Inc. (A)	31	1,001

		1,366

COMMON STOCKS (Continued)	Shares	Value

Trucking – 3.9%
Celadon Group, Inc.	51	$603
Marten Transport, Ltd.	31	554
Roadrunner Transportation Systems, Inc. (A)	30	427
Vitran Corporation Inc., Class A (A)	38	221

		1,805

TOTAL COMMON STOCKS – 95.0%		$43,915
(Cost: $39,658)

SHORT-TERM SECURITIES – 5.2%	Principal

Master Note
Toyota Motor Credit Corporation,
0.136%, 1-3-12 (B)	$2,412	$2,412

(Cost: $2,412)

TOTAL INVESTMENT SECURITIES – 100.2%		$46,327
(Cost: $42,070)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.2%)		(95)

NET ASSETS – 100.0%		$46,232

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$43,915	$—	$—
Short-Term Securities	—	2,412	—
Total	$43,915	$2,412	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	117

MANAGEMENT DISCUSSION

Mid Cap Growth	(UNAUDITED)

Kimberly A. Scott	Below, Kimberly A. Scott, CFA, portfolio manager of Ivy Funds VIP Mid Cap Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2011. She has managed the Portfolio since its inception in 2005 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Mid Cap Growth	–0.56%
Benchmark(s) and/or Lipper Category
Russell Mid-Cap Growth Index	–1.65%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Variable Annuity Mid-Cap Growth Funds Universe Average	–5.38%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Global issues abound

After beginning the year on a hopeful note based on expectations for modest economic growth and stable-to-improving markets, investor sentiment shifted significantly in late spring as events around the globe unfolded to create, at first, concern, and then abject fear in the minds of investors. The severe earthquake that meant such trauma and loss for Japan was also the cause of economic dislocation around the globe and a problem from which many, including some very sizable, companies still struggle to recover. The earthquake’s economic aftershocks reignited the debate about the potential for a double-dip recession that could send the markets into a tailspin.

Over the course of the year, economic data became difficult to assess in the wake of problems related to Japan’s natural disaster and the European sovereign debt crisis. Adding to the strain, investors began to more clearly understand how intractable the European problem, how divisive the participants in this financial drama, and how potentially disastrous the lack of real progress toward a solution can be for global markets. The specter of a recession-inducing credit crisis, a situation larger and more complex than the U.S.-centric crisis of only three years ago, moved investors to rapidly reduce risk in their portfolios. This included shifting large chunks of assets out of stocks and riskier bonds, and into the relative safety of U.S. Treasury securities, gold and high-quality dividend paying stocks of companies in defensive industries like food and pharmaceuticals.

The spring also brought turmoil in the Middle East, as citizens of countries from Egypt to Libya demanded and achieved change in leadership at the highest levels of government. The price of a barrel of oil rose significantly associated with these events, bringing another layer of concern about economic strength worldwide. The oil price rise had company from other inflating commodities, particularly food commodities, which led central bankers in countries around the globe to maintain tighter monetary policies, thereby exacerbating concerns about economic growth.

An even darker second half

Investors were handed even more issues as the back half of the year unfolded. This included an historic downgrade of the credit rating on U.S. government debt by Standard & Poor’s, the inability of Congress to deliver a credible, meaningful plan to reduce the U.S. deficit, a flood in Thailand with significant global economic impact, and even more unsettling brinksmanship by European leaders with respect to a crisis that seemed increasingly capable of breaking the European economic union. Finally, as the year crawled to a close, data out of China suggested that economic growth was slower than anticipated, a source of concern for investors who had come to rely on that country as the fundamental underpinning of economic activity for the globe.

Investors had many difficult issues to weigh, counterbalanced by seemingly little that was positive so it seems incredible that the U.S. equity markets finished the year little changed from where they started, given all the turmoil in between. However, what did not occur was either a significant crack in economic activity in the U.S. or a break in the trend of better corporate profits since 2009. The U.S. saw a soft patch, indeed, as it struggled with the economic dislocations at hand. But as the year progressed to its end, the economic recovery appeared to have reached a point of sustainability, given low interest rates, receding commodity prices, better job growth, encouraging trends in bank lending to business and stable to improving trends in corporate profits.

The role of investor psyche

For much of the year, we thought we were dealing with 2011 economic fundamentals and 2008-09 investor psyche, a condition that would put pressure to the downside on the valuation investors would afford the market; but that we would not see the recessionary washout in corporate earnings many

118	ANNUAL REPORT	2011

were beginning to expect. This was the scenario that played out in 2011; however, investor psyche was even more fragile than we had anticipated, hence the intense volatility in the market throughout the year, and the dramatic swing in the value of the equity market from the peak in May to its depth in September, and even to its close in December.

Our stance for much of the year was one in which we transitioned from using a macro overlay to our strategy, as in late 2008 and early 2009, to a more traditional stock-picking approach that is dependent upon the discrete performance of individual companies and stocks to generate returns in the Portfolio. In fact, the Portfolio’s performance for the year was overwhelmingly based on stock selection, as opposed to sector calls. In a year when correlations across asset classes and individual securities was historically high, the Portfolio generated returns based on differentiated stock selection. A slight cash balance across the year was a benefit to performance, as was the use of put and call options to help prudently buy stocks in last year’s volatile market. This strategy often delivered the option premium to the Portfolio, an “income” proxy for the Portfolio’s shareholders.

While sector weightings built up from individual stock selection, the Portfolio was overweight three areas: consumer discretionary, financials and information technology. The Portfolio was generally neutral industrials, and underweight in energy, materials, consumer staples, health care, telecommunications and utilities, the latter two to which the Portfolio had zero exposure. Currently the Portfolio is underweight telecommunication services, materials and energy and overweight financials.

Slow, steady outlook

Our outlook continues to be for a slow, steady recovery and growth in the U.S. economy, juxtaposed against weakness in international economies. Stability and a little growth in the U.S. should provide a foundation for corporate profitability in the U.S. and give a bid to the U.S. stock market. However, the multiple on the market could continue to be at risk over concerns and conditions internationally. A stronger dollar and weaker commodity prices could challenge corporate profits more than expected. This is something to be mindful of, but we expect the recent gains seen in the labor markets and the historic health of U.S. companies to be sources of both consumer demand and capital spending.

This year will likely unfold much like 2011, with considerable volatility. The ongoing struggles with debt and sovereign integrity in Europe, the now obvious weakness in many aspects of the Chinese economy and the politics of the U.S. Presidential election will be sources of angst for investors globally as they struggle to assess how these issues will ultimately be resolved. While macro issues will likely continue to drive investor perception and thinking, we believe returns will once again be driven by the stocks of high-quality companies with clear and differentiated opportunities to grow in spite of macro issues, both real and perceived. We will look to invest in such companies across all sectors, but particularly in the information technology, industrials, consumer discretionary, health care, financials and consumer staples sectors, staying true to our quality growth philosophy and maintaining valuation sensitivity in what the Portfolio pays to own these stocks.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may be more risky and volatile than investments in larger, more established companies. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Mid Cap Growth.

2011	ANNUAL REPORT	119

PORTFOLIO HIGHLIGHTS

Mid Cap Growth	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	95.7%
Information Technology	23.6%
Consumer Discretionary	22.3%
Industrials	13.2%
Financials	11.8%
Health Care	10.5%
Energy	7.8%
Consumer Staples	5.5%
Materials	1.0%
Cash and Cash Equivalents	4.3%

Top 10 Equity Holdings

Company	Sector
CarMax, Inc.	Consumer Discretionary
Fastenal Company	Industrials
Varian Medical Systems, Inc.	Health Care
Wyndham Worldwide Corporation	Consumer Discretionary
Trimble Navigation Limited	Information Technology
Fiserv, Inc.	Information Technology
Microchip Technology Incorporated	Information Technology
Harman International Industries, Incorporated	Consumer Discretionary
PetSmart, Inc.	Consumer Discretionary
First Republic Bank	Financials

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

120	ANNUAL REPORT	2011

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Mid Cap Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

Average Annual Total Return(3)
1-year period ended 12-31-11	-0.56%
5-year period ended 12-31-11	6.62%
10-year period ended 12-31-11	—
Since inception of Portfolio(4) through 12-31-11	9.33%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2011	ANNUAL REPORT	121

SCHEDULE OF INVESTMENTS

Mid Cap Growth (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Air Freight & Logistics –1.5%
Expeditors International of Washington, Inc.	64	$2,619

Apparel, Accessories & Luxury Goods – 4.5%
Burberry Group plc (A)	92	1,691
Columbia Sportswear Company	24	1,113
lululemon athletica inc. (B)	27	1,276
Michael Kors Holdings Limited (B)	24	662
Vera Bradley, Inc. (B)	34	1,109
Warnaco Group, Inc. (The) (B)	41	2,032

		7,883

Application Software – 3.6%
ANSYS, Inc. (B)	51	2,927
Solera Holdings, Inc.	76	3,369

		6,296

Auto Parts & Equipment – 1.6%
BorgWarner Inc. (B)	43	2,734

Automotive Retail – 3.4%
CarMax, Inc. (B)	193	5,887

Brewers – 0.9%
Boston Beer Company, Inc. (The), Class A (B)	14	1,547

Communications Equipment – 1.7%
Acme Packet, Inc. (B)	43	1,334
Aruba Networks, Inc. (B)	84	1,558

		2,892

Construction Materials – 1.0%
Martin Marietta Materials, Inc.	22	1,648

Consumer Electronics – 2.9%
Harman International Industries, Incorporated	98	3,730
Skullcandy, Inc. (B)	99	1,239

		4,969

Consumer Finance – 1.4%
Discover Financial Services	103	2,466

Data Processing & Outsourced Services – 2.4%
Fiserv, Inc. (B)	70	4,126

Department Stores – 1.0%
Nordstrom, Inc.	33	1,655

Distillers & Vintners – 1.7%
Brown-Forman Corporation, Class B	37	2,945

Electrical Components & Equipment – 4.7%
Acuity Brands, Inc.	37	1,985
Polypore International, Inc. (B)	78	3,421
Roper Industries, Inc.	31	2,650

		8,056

Electronic Manufacturing Services – 2.5%
Trimble Navigation Limited (B)	101	4,373

Food Retail – 1.6%
Whole Foods Market, Inc.	39	2,724

Health Care Distributors – 2.0%
Henry Schein, Inc. (B)	54	3,460

COMMON STOCKS (Continued)	Shares	Value

Health Care Equipment – 7.4%
Gen-Probe Incorporated (B)	45	$2,631
IDEXX Laboratories, Inc. (B)	30	2,320
Intuitive Surgical, Inc. (B)	5	2,153
Varian Medical Systems, Inc. (B)	84	5,662

		12,766

Health Care Services – 1.1%
Accretive Health, Inc. (B)	80	1,840

Homefurnishing Retail – 1.2%
Williams-Sonoma, Inc.	55	2,114

Hotels, Resorts & Cruise Lines – 3.4%
Orient-Express Hotels Ltd. (B)	130	973
Wyndham Worldwide Corporation	131	4,950

		5,923

Industrial Machinery – 3.2%
Donaldson Company, Inc.	30	2,056
IDEX Corporation	93	3,435

		5,491

Insurance Brokers – 1.3%
Arthur J. Gallagher & Co.	69	2,309

Internet Retail – 0.7%
Netflix, Inc. (B)	18	1,220

Internet Software & Services – 2.4%
DealerTrack Holdings, Inc. (B)	88	2,398
WebMD Health Corp., Class A (B)	46	1,712

		4,110

Investment Banking & Brokerage – 1.7%
Greenhill & Co., Inc.	78	2,839

IT Consulting & Other Services – 1.5%
Teradata Corporation (B)	53	2,564

Oil & Gas Drilling – 1.6%
Patterson-UTI Energy, Inc.	141	2,823

Oil & Gas Equipment & Services – 3.0%
Dresser-Rand Group Inc. (B)	61	3,035
Dril-Quip, Inc. (B)	32	2,129

		5,164

Oil & Gas Exploration & Production – 3.2%
Continental Resources, Inc. (B)	37	2,475
Ultra Petroleum Corp. (B)	100	2,975

		5,450

Packaged Foods & Meats – 1.3%
Mead Johnson Nutrition Company	32	2,223

Real Estate Services – 1.5%
CB Richard Ellis Group, Inc. (B)	170	2,592

Regional Banks – 5.9%
First Republic Bank (B)	119	3,630
Huntington Bancshares Incorporated	283	1,553
Signature Bank (B)	60	3,614
TCF Financial Corporation	125	1,295

		10,092

122	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Mid Cap Growth (in thousands)	DECEMBER 31, 2011

COMMON STOCKS (Continued)	Shares	Value

Research & Consulting Services – 0.5%
IHS Inc., Class A (B)	10	$853

Semiconductor Equipment – 2.0%
Lam Research Corporation (B)	94	3,497

Semiconductors – 5.3%
ARM Holdings plc, ADR	66	1,817
Cavium Inc. (B)	63	1,780
Microchip Technology Incorporated	112	4,117
Semtech Corporation (B)	63	1,567

		9,281

Specialty Stores – 3.6%
PetSmart, Inc.	71	3,636
Ulta Salon, Cosmetics & Fragrance, Inc. (B)	40	2,620

		6,256

Systems Software – 2.2%
MICROS Systems, Inc. (B)	39	1,798
Red Hat, Inc. (B)	49	2,038

		3,836

Trading Companies & Distributors – 3.3%
Fastenal Company	133	5,783

TOTAL COMMON STOCKS – 95.7%		$165,306
(Cost: $152,013)

PURCHASED OPTIONS – 0.0%	Number of Contracts (Unrounded)	Value
Nordstrom, Inc., Call $55.00, Expires 1-23-12, OTC (Ctrpty: Deutsche Banc Alex. Brown Inc.)	184	$1

(Cost: $28)

SHORT-TERM SECURITIES – 4.4%	Principal
Master Note
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (C)	$7,624	$7,624

(Cost: $7,624)

TOTAL INVESTMENT SECURITIES – 100.1%		$172,931
(Cost: $159,665)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(221)

NET ASSETS – 100.0%		$172,710

Notes to Schedule of Investments

The following written options were outstanding at December 31, 2011 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Market Value
Netflix, Inc.	N/A	Put	70	February 2012	$62.50	$41	$(33)
Nordstrom, Inc.	Deutsche Banc Alex. Brown Inc.	Put	184	January 2012	45.00	35	(4)

						$76	$(37)

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$165,306	$—	$—
Purchased Options	—	1	—
Short-Term Securities	—	7,624	—

Total	$165,306	$7,625	$—
Liabilities
Written Options	$33	$4	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	123

MANAGEMENT DISCUSSION

Money Market	(UNAUDITED)

Mira Stevovich	Below, Mira Stevovich, CFA, portfolio manager of Ivy Funds VIP Money Market, discusses positioning, performance and results for the fiscal year ended December 31, 2011. She has managed the Portfolio for 13 years and has 24 years of industry experience.

Lower rates, higher-quality bias

The Portfoio’s fiscal year ended Dec. 31, 2011, with short term rates essentially where they began the year.

The Federal Reserve continued to maintain a policy that provided liquidity to the economy. During the Portfolio’s fiscal year, the credit and money markets survived the U.S. debt ceiling crisis and continued to be affected by the sovereign debt problems in Europe. The money markets successfully circumvented the European problems by concentrating investments in other industry sectors and banking systems. The economy showed signs of improvement. Investment grade money market rates remained at historic lows.

The Portfolio’s fiscal year started with the federal funds rate at between 0 percent and 0.25 percent, where it remains to date. The Federal Reserve indicated that this low level of interest rate would, most likely, be maintained through 2013.

The drastically low federal funds rate during the Portfolio’s fiscal year restrained the performance of the Portfolio and rates on money market investments in general. The new Securities and Exchange Commission (SEC) regulation requiring 30 percent of the Portfolio mature in seven days or less, also affected the Portfolio return. Additionally, the European sovereign debt crisis caused rates on other non-European short term investments to decline, as investors sought alternatives to European bank short term investments. We sought to maintain the Portfolio’s yield by purchasing longer-dated securities as credit spreads were wide, and by investing in floating rate notes based on the three-month London Interbank Offered Rate (LIBOR). The LIBOR rate increased as the interbank rate in Europe increased, as the sovereign debt crisis evolved. This move positively affected Portfolio performance and helped support the Portfolio’s yield.

Credit quality remained an important factor in the management and performance of the Portfolio. We have been especially mindful of this as problems in the marketplace, such as the U.S. credit downgrade and the European debt crisis, have negatively affected the money markets. We are cautious in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our credit risk constraints, although this higher-quality bias can hold down yield.

Staying the course

This past year, we emphasized investments of the highest credit quality from many industries and sectors, and we intend to continue to do so going forward. Because banks have been particularly negatively affected, we have been very selective in our investment in the banking sector. Although we had few investments in European banks, we suspended making any new investments in them during the fiscal year due to the European crisis. We anticipate that we will continue to use floating-rate securities in the coming fiscal year, pending future developments in the money markets. We intend to continue to include U.S. Treasury and government agency securities as necessary.

We are managing the Portfolio to comply with amended SEC regulations of money market funds, which were adopted in 2010. The amendments were designed by the SEC in an effort to provide money market investors with greater protection and more timely information about the fund in which they invest. To this end, we are maintaining daily and weekly liquidity levels according to the new regulations, to provide for the liquidity needs of our shareholders. We will continue to manage the Portfolio in a prudent manner and in accordance with SEC regulations.

Please remember that an investment in the Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

124	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Money Market	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Corporate Obligations	55.6%
Commercial Paper	29.3%
Notes	26.1%
Master Note	0.2%
Municipal Obligations	38.4%
United States Government and Government Agency Obligations	3.6%
Cash and Other Assets, Net of Liabilities	2.4%

2011	ANNUAL REPORT	125

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2011

CORPORATE OBLIGATIONS	Principal	Value

Commercial Paper
Baxter International Inc.:
0.140%, 1-10-12 (A)	$9,021	$9,021
0.250%, 2-7-12 (A)	1,750	1,749
BHP Billiton Finance (USA) Limited (GTD by BHP Billiton Limited):
0.170%, 1-23-12 (A)	1,102	1,102
0.200%, 2-9-12 (A)	1,400	1,400
0.180%, 2-21-12 (A)	1,500	1,499
Colgate-Palmolive Company,
0.010%, 1-18-12 (A)	3,103	3,103
Corporacion Andina de Fomento:
0.290%, 1-23-12 (A)	5,280	5,279
0.320%, 2-7-12 (A)	1,500	1,500
0.440%, 2-24-12 (A)	1,000	999
0.700%, 5-15-12 (A)	1,800	1,795
River Fuel Company #2, Inc. (GTD by Bank of Nova Scotia),
0.300%, 1-13-12 (A)	3,500	3,500
River Fuel Trust #1 (GTD by Bank of Nova Scotia),
0.210%, 1-31-12 (A)	881	881
St. Jude Medical, Inc.,
0.220%, 1-6-12 (A)	4,000	4,000
Straight-A Funding, LLC (GTD by Federal Financing Bank):
0.110%, 1-11-12 (A)	1,000	1,000
0.110%, 1-11-12 (A)	1,000	1,000
0.120%, 1-11-12 (A)	1,000	1,000
0.160%, 1-18-12 (A)	7,500	7,499
0.180%, 2-3-12 (A)	2,110	2,109
0.190%, 2-10-12 (A)	1,000	1,000
0.140%, 2-14-12 (A)	4,000	3,999
0.180%, 3-6-12 (A)	1,000	1,000
0.190%, 3-12-12 (A)	750	750
Wisconsin Electric Power Co.:
0.210%, 1-4-12 (A)	5,000	5,000
0.210%, 1-6-12 (A)	2,700	2,700
0.170%, 1-10-12 (A)	2,400	2,400

Total Commercial Paper – 29.3%		65,285
Master Note – 0.2%
Toyota Motor Credit Corporation,
0.136%, 1-3-12 (B)	492	492

Notes
American Honda Finance Corp. (GTD by Honda Motor Co.):
0.760%, 3-7-12 (B)	3,400	3,400
0.820%, 3-26-12 (B)	1,000	1,000
0.740%, 3-27-12 (B)	2,600	2,601
5.100%, 3-27-12	500	505
0.680%, 3-29-12 (B)	1,875	1,875
Bank of America, N.A.,
0.770%, 1-23-12 (B)	1,300	1,300
BellSouth Corporation (GTD by AT&T Inc.),
4.410%, 4-26-12 (C)	6,700	6,776
Citigroup Funding Inc. (GTD by Federal Deposit Insurance Corporation),
0.880%, 3-30-12 (B)(D)	3,000	3,003
Citigroup Inc.:
6.000%, 2-21-12	2,389	2,407
5.250%, 2-27-12	955	961
0.680%, 3-16-12 (B)	541	541
Eli Lilly and Company,
3.550%, 3-6-12	500	503

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Notes (Continued)

General Electric Capital Corporation:
5.875%, 2-15-12	$1,100	$1,107
3.500%, 8-13-12	2,800	2,851
5.250%, 10-19-12	5,700	5,897
5.450%, 1-15-13	400	419
IBM International Group Capital LLC (GTD by International Business Machines Corporation),
0.790%, 2-27-12 (B)	1,500	1,500
Kimberly-Clark Corporation,
4.028%, 12-19-12	6,100	6,313
Rabobank Nederland:
0.620%, 1-26-12 (B)	2,000	2,000
0.600%, 2-16-12 (B)	1,000	1,000
The Academy of the New Church, Var Rate Demand Bonds, Ser 2008 (GTD by Wachovia Bank, N.A.),
0.220%, 1-9-12 (B)	2,465	2,465
Toyota Motor Credit Corporation,
0.750%, 3-19-12 (B)	6,100	6,100
Trap Rock Industries, Inc., Var Demand Bonds, Ser 2005 (GTD by Wachovia Bank, N.A.),
0.220%, 1-9-12 (B)	1,315	1,315
Wachovia Corporation,
0.680%, 3-1-12 (B)	2,400	2,400

Total Notes – 26.1%		58,239

TOTAL CORPORATE OBLIGATIONS – 55.6%		$124,016
(Cost: $124,016)

MUNICIPAL OBLIGATIONS
Arizona – 0.3%
The Indl Dev Auth of Phoenix, AZ, Adj Mode Multifam Hsng Rev Rfdg Bonds (Paradise Lakes Apt Proj), Ser 2007A (GTD by Wachovia Bank, N.A.),
0.080%, 1-9-12 (B)	579	579

California – 9.9%
CA Hlth Fac Fin Auth, Var Rate Hosp Rev Bonds (Adventist Hlth Sys/West), Ser 1998B (GTD by Bank of America, N.A.),
0.090%, 1-3-12 (B)	1,900	1,900
CA Muni Fin Auth, Recovery Zone Fac Bonds (Chevron U.S.A. Inc. Proj), Ser 2010C (GTD by Chevron Corporation),
0.020%, 1-3-12 (B)	2,210	2,210
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co), Ser C (GTD by JPMorgan Chase Bank, N.A.),
0.030%, 1-3-12 (B)	4,250	4,250
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (The Crossings Sr Apts/Phase I), Ser 2005 I (GTD by United States Government),
0.100%, 1-9-12 (B)	5,200	5,200

126	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2011

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value

California (Continued)
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by United States Government),
0.090%, 1-9-12 (B)	$2,210	$2,210
City of Whittier, Hlth Fac Rev Bonds (Presbyterian Intercmnty Hosp), Ser 2009 (GTD by U.S. Bank, N.A.):
0.050%, 1-9-12 (B)	2,895	2,895
0.050%, 1-9-12 (B)	400	400
Fremont (Alameda Cnty, CA), Fremont Public Fin Auth (GTD by U.S. Bank, N.A.), 0.070%, 1-9-12 (B)	1,950	1,950
Santa Clara Cnty Fin Auth, Var Rate Rev Bonds, El Camino Hosp, Ser 2009A (GTD by Wells Fargo Bank, N.A.), 0.070%, 1-9-12 (B)	1,085	1,085

		22,100

Colorado – 4.9%
Castle Rock, CO, Cert of Part, Ser 2008 (GTD by Wells Fargo Bank, N.A.), 0.180%, 1-9-12 (B)	4,520	4,520
CO Hsng and Fin Auth, Multifam Hsng Rev Bonds (Greentree Vlg Apts Proj), Ser 2007 (GTD by U.S. Bank, N.A.), 0.110%, 1-9-12 (B)	1,895	1,895
Exempla Gen Impvt Dist of Lafayette, CO, Spl Impvt Dist No. 02-01, Spl Assmt Rev Rfdg and Impvt Bonds, Ser 2002 (GTD by Wells Fargo Bank, N.A.), 0.090%, 1-9-12 (B)	250	250
Harvest Junction Metro Dist (Longmont, CO), Ltd Tax GO Var Rate Bonds, Ser 2006 (GTD by U.S Bank, N.A.), 0.230%, 1-9-12 (B)	1,080	1,080
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ- Ser A-1 (GTD by JPMorgan Chase & Co.): 0.180%, 1-5-12 (B)	1,500	1,500
0.450%, 1-9-12 (B)	550	550
Westminster Econ Dev Auth, Tax Incr Rev Rfdg Bonds (Mandalay Gardens Urban Renewal Proj), Ser 2009 (GTD by U.S. Bank, N.A.), 0.180%, 1-9-12 (B)	1,110	1,110

		10,905

Georgia – 4.5%
Dev Auth of Talbot Cnty, Incr Indl Dev Rev Bonds (Junction City Mining Co, LLC Proj), Ser 2000 (GTD by Wachovia Bank, N.A.), 0.270%, 1-9-12 (B)	175	175
Muni Elec Auth of GA (GTD by Wells Fargo Bank, N.A.), 0.200%, 1-11-12	9,900	9,900

		10,075

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value

Illinois – 1.0%
Elmurst, IL, Adj Demand Rev Bonds, Joint Comsn on Accrediation of Hlthcare Org, Ser 1988 (GTD by JPMorgan Chase Bank, N.A.), 0.090%, 1-5-12 (B)	$835	$835
IL Fin Auth, Var Rate Demand Rev Bonds (The Carle Fndtn), Ser 2009 (GTD by JPMorgan Chase Bank, N.A.), 0.100%, 1-9-12 (B)	1,409	1,409

		2,244

Louisiana – 2.3%
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2009A (GTD by Air Products and Chemicals, Inc.), 0.080%, 1-9-12 (B)	2,350	2,350
LA Pub Fac Auth, Var Rate Rev Rfdg Bonds (CHRISTUS Hlth), Ser 2009B-1 (GTD by Bank of New York (The)), 0.070%, 1-9-12 (B)	1,750	1,750
Parish of St. Bernard, LA, Exempt Fac Rev Bonds (Mobil Oil Corp Proj), Ser 1996 (GTD by Exxon Mobil Corporation), 0.030%, 1-3-12 (B)	1,000	1,000

		5,100

Maryland – 0.4%
MD Hlth and Higher Edu Fac Auth Rev Bonds, Anne Arundel Hlth Sys Issue, Ser 2009A (GTD by Toronto Dominion Bank), 0.210%, 1-9-12 (B)	915	915

Massachusetts – 1.4%
MA Hlth and Edu Fac Auth, Var Rate Rev Bonds, Dana-Farber Cancer Institute Issue, Ser 2008L-1 (GTD by JPMorgan Chase Bank, N.A.), 0.060%, 1-9-12 (B)	3,000	3,000

Mississippi – 6.0%
MS Business Fin Corp, Adj Mode Indl Dev Rev Bonds (Belk, Inc. Proj), Ser 2005 (GTD by Wachovia Bank, N.A.), 0.220%, 1-9-12 (B)	3,936	3,936
MS Business Fin Corp, Gulf Opp Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007D (GTD by Chevron Corporation), 0.030%, 1-3-12 (B)	7,600	7,600
MS Business Fin Corp, Gulf Opp Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2010J (GTD by Chevron Corporation), 0.030%, 1-3-12 (B)	1,750	1,750

		13,286

2011	ANNUAL REPORT	127

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2011

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value

Missouri – 0.6%
Kansas City, MO, Var Rate Demand Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (GTD by JPMorgan Chase & Co.), 0.240%, 1-9-12 (B)	$1,370	$1,370

New York – 0.9%
NY Hsng Fin Agy, Related-Caroline Apt Hsng Rev Bonds, Ser 2008A (GTD by Federal Home Loan Mortgage Corporation), 0.110%, 1-9-12 (B)	900	900
NYC Hsng Dev Corp, Multi-Fam Mtg Rev Bonds (Target V Apt), Ser 2006 A (GTD by Citibank, N.A.), 0.110%, 1-9-12 (B)	1,200	1,200

		2,100

Oregon – 0.3%
Hosp Fac Auth of Clackamas Cnty, OR, Rev Bonds (Legacy Hlth Sys), Ser 2008B (GTD by U.S. Bank, N.A.), 0.070%, 1-9-12 (B)	700	700

Texas – 3.9%
Harris Cnty Hosp Dist, Sr Lien Rfdg Rev Bonds, Ser 2010 (GTD by JPMorgan Chase & Co.), 0.100%, 1-9-12 (B)	2,960	2,960
Port Arthur Navigation Dist Indl Dev Corp, Exempt Fac Var Rate Rev Bonds (Air Products Proj), Ser 2005 (GTD by Air Products and Chemicals, Inc.), 0.050%, 1-3-12 (B)	2,250	2,250
Port Arthur Navigation Dist Indl Dev Corp, Exempt Fac Var Rate Rev Bonds (Air Products Proj), Ser 2006 (GTD by Air Products and Chemicals, Inc.), 0.050%, 1-3-12 (B)	3,585	3,585

		8,795

Wisconsin – 1.5%
WI Hlth and Edu Fac Auth, Var Rate Demand Rev Bonds (Wausau Hosp, Inc.), Ser 1998B (GTD by JPMorgan Chase Bank, N.A.), 0.090%, 1-9-12 (B)	600	600
WI Hlth and Edu Fac Auth, Var Rate Rev Bonds (Aurora Hlth Care Inc.), Ser 2008-A (GTD by U.S. Bank, N.A.), 0.060%, 1-9-12 (B)	2,700	2,700

		3,300

Wyoming – 0.5%
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 1992 (GTD by Chevron Corporation), 0.030%, 1-3-12 (B)	1,156	1,156

TOTAL MUNICIPAL OBLIGATIONS – 38.4%		$85,625
(Cost: $85,625)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
United States Government Agency Obligations
Overseas Private Investment Corporation (GTD by United States Government):
0.090%, 1-9-12 (B)	$2,417	$2,417
0.090%, 1-9-12 (B)	1,930	1,930
0.090%, 1-9-12 (B)	1,442	1,442
0.500%, 12-9-12	815	815
Totem Ocean Trailer Express, Inc. (GTD by United States Government), 0.710%, 4-16-12 (B)	1,443	1,443

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 3.6%		$8,047
(Cost: $8,047)

TOTAL INVESTMENT SECURITIES – 97.6%		$217,688
(Cost: $217,688)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 2.4%		5,508

NET ASSETS – 100.0%		$223,196

Notes to Schedule of Investments

(A)	Rate shown is the yield to maturity at December 31, 2011.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets or the next demand date.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011.

(D)	Security is fully guaranteed by the Federal Deposit Insurance Corporation for both interest and principal under the Debt Guarantee Program of the Temporary Liquidity Guarantee Program. The guarantee expires at the earlier of the security’s maturity date or December 31, 2012.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Obligations	$—	$124,016	$—
Municipal Obligations	—	85,625	—
United States Government Agency Obligations	—	8,047	—
Total	$—	$217,688	$—

The following acronym is used throughout this schedule:

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

128	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Real Estate Securities	(UNAUDITED)

Joseph R. Betlej	Lowell R. Bolken	Ivy Funds VIP Real Estate Securities is subadvised by Advantus Capital Management, Inc. Below, Joseph R. Betlej, CFA, and Lowell R. Bolken, portfolio managers of Ivy Funds VIP Real Estate Securities, discuss positioning, performance and results for the fiscal year ended December 31, 2011. Mr. Betlej has managed the Portfolio since its inception in 2004 and has 27 years of industry experience. Mr. Bolken has managed the Portfolio since 2005 and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Real Estate Securities	5.01%
Benchmark(s) and/or Lipper Category
Wilshire Real Estate Securities Index	8.56%
(generally reflects the performance of securities representing the commercial real estate market)
Lipper Variable Annuity Real Estate Funds Universe Average	1.87%
(generally reflects the performance of the universe of funds withsimilar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A year of market uncertainty

As a result of their diversified portfolios and lower cost of capital, large cap real estate investment trusts (REITs) significantly outperformed their small cap brethren. However, the Portfolio underperformed its benchmark partly because it was underweight large capitalization REITs. Hotel companies were the worst performers as multiples receded when expectations for global gross domestic product (GDP) growth were reduced throughout the year. Despite underperforming its benchmark, the Portfolio benefited from its underweight to diversified and office REITs compared with its benchmark, and its overweight in specialty REITs. The overweight to hotels and the underweight to self-storage detracted from performance.

While the year began on a confident note, that confidence was tempered by a soft economy in the second and third quarters. Macro events further weakened investor confidence. The Japanese earthquake, European sovereign debt concerns, commodity price volatility, a U.S. government credit downgrade, budget conflicts, and impact of a future presidential election bounced the markets throughout the year.

At the same time, the U.S. economy continued to show modest growth. Corporate earnings grew and companies guardedly began to hire permanent employees. Leading indicators of employment, including temporary hiring statistics, average hourly wages and average hours worked, continued to slowly move in a positive direction, and created demand for commercial real estate.

After a bit of a pause mid-year, the employment situation began to translate into better commercial real estate fundamentals. Occupancy rates rebounded solidly for most property types. Rental rate growth became prevalent in sectors such as apartments, self-storage and hotels, in which occupancy reached stabilized levels.

Office markets are still difficult. Most office markets remained below stabilized occupancy rates, allowing tenants to hold the balance of power. Still, commercial real estate owners are seeing prospects improve as the new supply of recently developed properties is very minimal. Any increase in demand should improve occupancies, leading to rental rate growth.

Capital availability continued to increase for commercial real estate, and the cost of capital gave publicly-traded REITs an advantage against their private peers. With the improved outlook for commercial real estate, sources of capital grew more confident about property cash flows. Banks and life insurance companies continued to be significant lenders to commercial real estate. The commercial mortgage-backed securities (CMBS) market began the year with robust lending, but took a pause after a mid-year securitization failed.

REITs distinguished themselves by having access to the senior unsecured bond market, thanks to the quality of their balance sheets, management, and reporting. In 2011, U.S. REITs raised approximately $14.5 billion of senior unsecured debt. In addition, roughly $20 billion of equity was issued by publicly-traded U.S. REITs to shore up their balance sheets and fund acquisitions. The strong availability of capital helped support both real estate asset values, as well as the valuation of real estate stocks.

Dividend increases were also quite prevalent in 2011 as 57 REITs raised their dividends. Median dividend growth was 7.9 percent, signaling stronger, more durable earnings growth. The fact that many REITs are paying out only the minimum required to qualify as a REIT means further dividend increases will be necessary as earnings build.

Self-storage and regional mall property types were the best performing sectors. Self-storage facilities are benefiting from increased occupancy, providing opportunities for substantial rental growth. Regional malls saw remarkably high sales growth (particularly at high productivity centers). This result is leading to strong tenant demand and rental increases.

2011	ANNUAL REPORT	129

Sector volatility

The real estate securities sector was fairly volatile in 2011. Portfolio turnover was modestly elevated during the year as we remained disciplined in our buy/sell strategy. In addition, a barbell approach was implemented in the Portfolio, buying varied exposures to quality and beta. When valuations were appropriate, companies with short lease terms (apartments, hotels, and self-storage) were added to gain exposure to these rebounding sectors. Geographically, the Portfolio saw increased exposure to technology and oil based markets, sectors that created jobs. On the other hand, holdings in areas dominated by government employment and spending were reduced as political gridlock slowed leasing down in these markets. The Portfolio was also positioned with the expectation that the gap of high multiple and the lower multiple names would contract. Unfortunately, that margin did not narrow considerably.

Looking ahead

Our industry contacts and management team comments suggest that REIT fundamentals have been slowly improving. While many companies in the U.S. have sufficient cash on their balance sheets, they have been slow to make long-term hiring and expansion decisions, waiting for clarity on taxes, regulation, the elections, and capital availability. The profit cycle, however, is pushing many of these companies to hire again, increasing real estate demand. The technology sector and the exploration and development of oil and gas production have been producing the most jobs, leading to increased demand for commercial real estate properties in those markets. Recent revisions to employment statistics suggest that job formation in the U.S. was not as weak as previously thought, and is growing modestly.

REITs with strong balance sheets, low cost of capital, and growing dividends seem to have the wind at their back. A low-growth economy can still be a productive environment for well-positioned REITs. That environment constrains new supply and favors companies with low cost of capital. New supply remains virtually non-existent in most property types, allowing any incremental new demand to absorb market vacancies.

Risks to the story, however, come mainly from macro events: a global credit crunch leading to weaker global GDP growth and capital availability, instability in the Middle East and its impact on oil pricing, and failure to address governmental budget issues and debt loads. Uncertainty over whether economic growth can be sustained is likely to keep markets volatile in the near term. If an economic slowdown leads to a drop in corporate earnings, commercial real estate fundamentals could be affected.

Sales of lender-owned foreclosed properties may soon come into the market, which should reward the patience of the REITs with dry powder and low cost of capital. A spike in interest rates, however, could also derail the REIT recovery because of strong REIT dependence on financing. A higher cost of capital would impact valuations and the ability to buy assets.

We still expect earnings growth to continue for certain sectors of the real estate market, thanks to the long-term nature of commercial real estate leases and a very limited new supply of competitive property coming to market. We expect earnings multiples to be flat for the coming year as the early cyclicals in the group (apartments) are likely to see their growth moderate, while late cyclical groups (office) should see their occupancies pick up, boosting near-term growth. In general, we believe that price movement should track earning and dividend growth.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Real Estate Securities.

130	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Real Estate Securities	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	96.4%
Financials	93.3%
Telecommunication Services	1.6%
Consumer Discretionary	1.5%
Cash and Cash Equivalents	3.6%

Top 10 Equity Holdings

Company	Sector	Industry
Simon Property Group, Inc.	Financials	Retail REITs
Equity Residential	Financials	Residential REITs
Boston Properties, Inc.	Financials	Office REITs
ProLogis	Financials	Industrial REITs
Ventas, Inc.	Financials	Specialized REITs
Health Care REIT, Inc.	Financials	Specialized REITs
HCP, Inc.	Financials	Specialized REITs
Public Storage, Inc.	Financials	Specialized REITs
AvalonBay Communities, Inc.	Financials	Residential REITs
Macerich Company (The)	Financials	Retail REITs

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	131

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Real Estate Securities	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 2004.

Average Annual Total Return(3)
1-year period ended 12-31-11	5.01%
5-year period ended 12-31-11	-2.18%
10-year period ended 12-31-11	—
Since inception of Portfolio(4) through 12-31-11	7.34%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	5-27-04 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

132	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Real Estate Securities (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Diversified Real Estate Activities – 0.3%
St. Joe Company, (The) (A)	7	$98

Diversified REITs – 3.0%
PS Business Parks, Inc.	7	399
Vornado Realty Trust	10	776

		1,175

Homebuilding – 0.2%
Lennar Corporation	4	83

Hotels, Resorts & Cruise Lines – 1.3%
Starwood Hotels & Resorts Worldwide, Inc.	11	508

Industrial REITs – 4.2%
EastGroup Properties, Inc.	5	209
ProLogis	50	1,427

		1,636

Mortgage REITs – 0.4%
Colony Financial, Inc.	10	152

Office REITs – 16.1%
Alexandria Real Estate Equities, Inc.	12	807
BioMed Realty Trust, Inc.	31	559
Boston Properties, Inc.	18	1,743
Brandywine Realty Trust	14	131
Digital Realty Trust, Inc.	12	820
Douglas Emmett, Inc.	11	198
Duke Realty Corporation	21	248
Kilroy Realty Corporation	24	898
SL Green Realty Corp.	12	826

		6,230

Real Estate Operating Companies – 2.7%
Brookfield Properties Corporation	56	882
Forest City Enterprises, Inc., Class A (A)	14	163

		1,045

Real Estate Services – 0.4%
CB Richard Ellis Group, Inc. (A)	10	158

Residential REITs – 21.0%
American Campus Communities, Inc.	4	176
Associated Estates Realty Corporation	28	451
AvalonBay Communities, Inc.	9	1,215
Boardwalk Real Estate Investment Trust (B)	6	277
BRE Properties, Inc., Class A	7	338
Camden Property Trust	16	1,021
Equity Lifestyle Properties, Inc.	2	133
Equity Residential	37	2,122
Essex Property Trust, Inc.	4	584
Home Properties, Inc.	8	478
Mid-America Apartment Communities, Inc.	10	619
Post Properties	6	258
UDR, Inc.	18	439

		8,111

Retail REITs – 21.5%
Acadia Realty Trust	29	580
Agree Realty Corporation	15	363
CBL & Associates Properties, Inc.	17	267
Cedar Shopping Centers, Inc.	23	98
DDR Corp.	51	622
Kimco Realty Corporation	7	110
Macerich Company (The)	21	1,062
Primaris Retail Real Estate Investment Trust(B)	12	239

COMMON STOCKS (Continued)	Shares	Value

Retail REITs (Continued)
Regency Centers Corporation	9	$354
Retail Opportunity Investments Corp.	35	409
Simon Property Group, Inc.	28	3,667
Weingarten Realty Investors	23	508

		8,279

Specialized REITs – 21.8%
CubeSmart	57	610
HCP, Inc.	32	1,317
Health Care REIT, Inc.	25	1,336
Hersha Hospitality Trust	74	359
Host Hotels & Resorts, Inc.	68	1,002
LaSalle Hotel Properties	13	312
LTC Properties, Inc.	7	207
Public Storage, Inc.	9	1,264
Sovran Self Storage, Inc.	9	371
Sunstone Hotel Investors, Inc. (A)	32	259
Ventas, Inc.	25	1,353

		8,390

Wireless Telecommunication Service – 1.6%
American Tower Corporation, Class A	5	282
Crown Castle International Corp. (A)	7	332

		614

TOTAL COMMON STOCKS – 94.5%		$36,479
(Cost: $33,680)

INVESTMENT FUNDS – 0.1%
Registered Investment Companies
ProShares UltraShort Real Estate (A)	2	$55

(Cost: $63)

PREFERRED STOCKS
Diversified REITs – 0.5%
CapLease, Inc., 8.125% Series A Cumulative	8	185

Office REITs – 0.8%
Digital Realty Trust, Inc., Preferred 7%	12	307

Specialized REITs – 0.5%
Pebblebrook Hotel Trust, Ser B Preferred 8%	9	212

TOTAL PREFERRED STOCKS – 1.8%		$704
(Cost: $708)

SHORT-TERM SECURITIES – 3.4%	Principal
Master Note
Toyota Motor Credit Corporation,
0.136%, 1-3-12 (C)	$1,333	$1,333

(Cost: $1,333)

TOTAL INVESTMENT SECURITIES – 99.8%		$38,571
(Cost: $35,784)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		79

NET ASSETS – 100.0%		$38,650

2011	ANNUAL REPORT	133

SCHEDULE OF INVESTMENTS

Real Estate Securities (in thousands)	DECEMBER 31, 2011

Notes to Schedule of Investments

The following written options were outstanding at December 31, 2011 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Market Value
Equity Residential	N/A	Call	63	April 2012	$60.00	$13	$(11)
Host Hotels & Resorts, Inc.	N/A	Call	106	January 2012	15.00	6	(4)

						$19	$(15)

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$36,479	$—	$—
Investment Funds	55	—	—
Preferred Stocks	704	—	—
Short-Term Securities	—	1,333	—
Total	$37,238	$1,333	$—
Liabilities
Written Options	$15	$—	$—

The following acronyms are used throughout this schedule:

OTC = Over the Counter

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

134	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Science and Technology	(UNAUDITED)

Zachary H. Shafran

Below, Zachary H. Shafran, portfolio manager of Ivy Funds VIP Science and Technology, discusses positioning, performance and results for the fiscal year ended December 31, 2011. He has managed the Portfolio for 11 years and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Science and Technology	–5.77%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	–0.88%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Variable Annuity Science & Technology Funds Universe Average	–6.49%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

2011: One very volatile year

The fiscal year ended December 31, 2011, was a volatile one for global markets. Just months into the Portfolio’s fiscal year, a 9.0 magnitude earthquake and tsunami struck the northeastern coast of Japan, resulting in catastrophic damage, loss of life and a nuclear emergency that sparked widespread fears of radioactive contamination. Despite the severity of the crisis in Japan, global stock markets were quick to recover, but the impact on the global technology supply chain persisted for some time. Sluggish and uneven economic recovery and political gridlock in the U.S., and economic slowdown and severe sovereign debt problems in Europe combined with fear that the European Union would disintegrate, also drove a tremendous amount of volatility throughout the period. The Portfolio was not immune to this volatility, particularly during the second half of the period as the macro environment worsened. Actions late in the period by the European Central Bank amounted to aggressive monetary easing and it provided loans to several eurozone countries, including Spain and Italy. As the period wound to a close, asset classes became increasingly correlated — as high as they have been in decades, which contributed to the difficult market environment.

Slowdown in information technology, stock-specific issues restrained performance

The Portfolio underperformed its benchmark during the period but fared better than many of its peers. The Portfolio’s underperformance of the benchmark index was due primarily to its underweight stake in information technology firms, the Portfolio’s top-performing sector due to superior stock selection and the only one with positive returns for the year. Holdings in this arena were hampered by a general slowing in information technology spending.

The greatest single detractor for the year, however, hailed from the health care sector. Vertex Pharmaceuticals Incorporated is a leading drug maker and research firm that discovers, develops and markets innovative therapies for serious diseases. In 2011, Vertex launched a successful new Hepatitis C drug, INCIVEK™; unfortunately, the firm encountered some very new and substantial competition issues that ultimately hampered its results during the launch. Despite its 2011 difficulties, we continue to like this company and are maintaining our stake. In fact, Vertex remains one of the Portfolio’s largest positions.

Another top detractor during the period was First Solar, Inc., one of the world’s leading manufacturers of photovoltaic solar modules and systems. Its success in recent years has been driven by its efforts to continuously drive down the cost of solar energy to levels that compete on a non-subsidized basis with the price of retail electricity in key markets throughout the world. Despite the effectiveness of its proprietary thin-film semiconductor technology — which is among the lowest-cost in the world — the alternative energy market and in particular the solar power market in the U.S. has slowed due to over capacity, declining prices and dwindling subsidies, which dampened First Solar’s recent performance. Despite the current poor macro environment in the U.S., Japan, China and Germany remain major markets for solar cells. We believe global demand will continue to grow and that First Solar is ultimately poised to benefit, so we are maintaining this position.

Strength among largest holdings proved beneficial

The Portfolio’s greatest contributors to both absolute and relative performance during the period were also among its largest holdings, including Samsung Electronics, which makes high definition TVs, phones, plasma display and digital music and video players. Its success in a highly competitive market has been the result of its effort to reinvent itself as one of the world’s coolest brands by sinking billions into new manufacturing facilities, developing more diversified products and becoming vertically integrated — Samsung’s chips and displays go into its

2011	ANNUAL REPORT	135

own digital products. Another standout performer was Alliance Data Systems Corp., which is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. Alliance Data is also the parent company of two other businesses that had success in 2011: Epsilon®, a leading provider of multi-channel, data-driven technologies and marketing services, and LoyaltyOne®, which owns and operates the AIRE MILES® Reward Program, Canada’s premier coalition loyalty program. Then, in October, Alliance announced it had signed a long-term agreement to provide private label credit card services for Christopher & Banks, Inc., a subsidiary of Christopher & Banks Corporation. The Minneapolis-based women’s retail clothier has 776 specialty retail stores in 45 states.

Yet another top holding was Apple Inc., designer and creator of iPod and iTunes, Mac laptop and desktop computers, the OS X operating system and the revolutionary iPhone and iPad. The firm sold more than 4 million iPhone 4S devices in the first three days after it was introduced in October 2011, more than double the number sold during the introduction of the previous model in 2010. Analysts’ estimates for the company’s 2012 profits have risen 54 percent this year, pushing valuations to 11.3 times projected income. Other top technology names included Aspen Technology, Inc., a provider of smart manufacturing and supply chain management software and services for the process industries, and Internet search engine firm Google, Inc., whose success in 2011 was fueled by businesses moving en masse to mobile advertising and building mobile websites.

The Portfolio also benefited from selected health care and consumer staple holdings.

We did not make any strategic shifts in asset allocations since our last report to you. The Portfolio is currently positioned with about 14% of its investments in international companies. However, roughly half of aggregate revenues come from emerging markets. The fastest-growing markets are outside of Europe and the U.S., and we continue to capitalize on the opportunities this represents.

Looking ahead with caution, optimism

We are cautiously optimistic about the months ahead and our outlook for all of 2012. The U.S. dollar strengthened in the final months of 2011, and the U.S. economy began to show some momentum, with positive indicators in consumer confidence, employment, housing and several other areas. Inflation in most emerging markets seems to have reached a peak, allowing governments to move to stimulate, rather than constrain, their economic growth. Despite a double-dip scare early in the year, recession did not return to the U.S. in 2011 and we do not anticipate one in 2012. The Federal Reserve has indicated it will hold interest rates at their current low level as long as it deems necessary in 2012, which means money will remain cheap. The cyclical housing and auto production sectors have yet to fully recover, providing further assurance that recession is not an immediate threat. U.S. corporate balance sheets are healthy and many companies are sitting on a lot of cash, thanks to actions taken by companies to reduce costs and raise cash following the 2008 credit crisis. We anticipate that the U.S. economy will grow faster in 2012, provided we do not experience a major global crisis of some type, or unforeseen events like 2011’s Arab Spring protests. Other challenges remain; slow job creation in the U.S. continues to be a rock in our nation’s path to full economic recovery, and in the second half of 2012, investors likely will have to contend with what is shaping up to be an ugly battle for the White House and Congress. We are concerned about a lack of leadership in Washington across both parties. On a brighter note, however, we are cautiously optimistic that European policymakers will find a way to manage and contain the debt crisis, although we believe this problem will take some time to correct. We believe stabilization in Europe would bode very well for global economic recovery. All of these factors will contribute to the kind of volatility that characterized 2011, with even small movements snowballing rapidly. Against this anticipated backdrop, we intend to stick to our mandate, taking a broad view of science and technology while we seek to find companies providing increasing cost effectiveness and efficiency around the globe.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Science and Technology.

136	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Science and Technology	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	93.8%
Information Technology	65.7%
Health Care	11.3%
Industrials	6.4%
Consumer Staples	6.2%
Telecommunication Services	3.0%
Financials	0.6%
Consumer Discretionary	0.6%
Bonds	0.3%
Corporate Debt Securities	0.3%
Cash and Cash Equivalents	5.9%

Country Weightings

North America	80.1%
United States	80.1%
Pacific Basin	8.3%
South Korea	4.8%
Other Pacific Basin	3.5%
South America	2.8%
Europe	2.2%
Other	0.4%
Bahamas/Caribbean	0.3%
Cash and Cash Equivalents	5.9%

Top 10 Equity Holdings

Company	Sector	Industry
Alliance Data Systems Corporation	Information Technology	Data Processing & Outsourced Services
Aspen Technology, Inc.	Information Technology	Application Software
Apple Inc.	Information Technology	Computer Hardware
ACI Worldwide, Inc.	Information Technology	Application Software
Samsung Electronics Co., Ltd.	Information Technology	Semiconductors
Micron Technology, Inc.	Information Technology	Semiconductors
Google Inc., Class A	Information Technology	Internet Software & Services
Vertex Pharmaceuticals Incorporated	Health Care	Biotechnology
Euronet Worldwide, Inc.	Information Technology	Data Processing & Outsourced Services
Cree, Inc.	Information Technology	Semiconductors

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	137

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Science and Technology	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	-5.77%
5-year period ended 12-31-11	4.67%
10-year period ended 12-31-11	6.24%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past	performance is not necessarily indicative of future performance. Indexes are unmanaged.

138	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Science and Technology (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Agricultural Products – 5.4%
Archer Daniels Midland Company	267	$7,637
Bunge Limited	102	5,834
Darling International Inc. (A)	125	1,665

		15,136

Application Software – 13.3%
ACI Worldwide, Inc. (A)	522	14,947
Aspen Technology, Inc. (A)	1,261	21,871
S1 Corporation (A)	34	322

		37,140

Biotechnology – 4.3%
Isis Pharmaceuticals, Inc. (A)	155	1,120
Vertex Pharmaceuticals Incorporated (A)	325	10,776

		11,896

Computer Hardware – 7.1%
Apple Inc. (A)	49	19,805

Construction & Engineering – 0.8%
Abengoa, S.A. (B)	79	1,675
Aegion Corporation (A)	36	558

		2,233

Consumer Finance – 0.6%
NetSpend Holdings, Inc. (A)	207	1,680

Data Processing & Outsourced Services – 14.4%
Alliance Data Systems Corporation (A)	226	23,498
Euronet Worldwide, Inc. (A)	449	8,298
VeriFone Holdings, Inc. (A)	70	2,483
Visa Inc., Class A	49	4,955
WNS (Holdings) Limited, ADR (A)	148	1,333

		40,567

Diversified Support Services – 0.3%
EnerNOC, Inc. (A)	70	757

Electronic Components – 1.2%
Power-One, Inc. (A)	860	3,362

Electronic Equipment & Instruments – 1.6%
Elster Group SE, ADR (A)	189	2,460
Ingenico S.A. (B)	58	2,077

		4,537

Health Care Facilities – 2.5%
Tenet Healthcare Corporation (A)	1,340	6,876

Health Care Services – 0.7%
Fleury S.A. (B)	46	523
Fleury S.A. (B)(C)	131	1,501

		2,024

Health Care Technology – 1.7%
Cerner Corporation (A)	80	4,869

Industrial Machinery – 4.3%
ESCO Technologies Inc.	256	7,373
Pentair, Inc.	139	4,621

		11,994

Integrated Telecommunication Services – 1.8%
CenturyLink, Inc.	51	1,886
China Unicom Limited (B)	1,482	3,118

		5,004

COMMON STOCKS (Continued)	Shares	Value

Internet Retail – 0.6%
Groupon, Inc. (A)	77	$1,578

Internet Software & Services – 5.9%
21Vianet Group, Inc., ADR (A)	131	1,202
Google Inc., Class A (A)	18	11,303
SINA Corporation (A)	78	4,077

		16,582

IT Consulting & Other Services – 3.5%
Acxiom Corporation (A)	582	7,110
iGate Corporation	160	2,523

		9,633

Managed Health Care – 2.1%
Amil Participacoes S.A. (B)	332	2,927
UnitedHealth Group Incorporated	55	2,798

		5,725

Packaged Foods & Meats – 0.8%
Mead Johnson Nutrition Company	32	2,179

Research & Consulting Services – 1.0%
Qualicorp S.A. (A)(B)	48	427
Qualicorp S.A. (A)(B)(C)	270	2,424

		2,851

Semiconductor Equipment – 1.4%
Nanometrics Incorporated (A)	68	1,253
Photronics, Inc. (A)	419	2,548

		3,801

Semiconductors – 14.3%
Cree, Inc. (A)	360	7,937
Microchip Technology Incorporated	85	3,103
Micron Technology, Inc. (A)	1,827	11,494
OmniVision Technologies, Inc. (A)	99	1,215
PMC-Sierra, Inc. (A)	512	2,818
Samsung Electronics Co., Ltd. (B)	14	13,196

		39,763

Systems Software – 3.0%
Allot Communications Ltd. (A)	79	1,204
Imperva, Inc. (A)	38	1,309
Microsoft Corporation	112	2,908
Oracle Corporation	113	2,898

		8,319

Wireless Telecommunication Service – 1.2%
Clearwire Corporation, Class A (A)	636	1,234
Sprint Nextel Corporation (A)	869	2,034

		3,268

TOTAL COMMON STOCKS – 93.8%		$261,579
(Cost: $242,502)

CORPORATE DEBT SECURITIES – 0.3%	Principal
Semiconductors
JinkoSolar Holding Co., Ltd., Convertible, 4.000%, 5-15-16 (C)	$2,230	$912

(Cost: $2,182)

2011	ANNUAL REPORT	139

SCHEDULE OF INVESTMENTS

Science and Technology (in thousands)	DECEMBER 31, 2011

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper – 4.7%
Intel Corporation, 0.020%, 1-5-12 (D)	$9,998	$9,998
Wisconsin Electric Power Co., 0.210%, 1-6-12 (D)	3,000	3,000

		12,998

Master Note – 1.6%
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (E)	4,432	4,432

TOTAL SHORT-TERM SECURITIES – 6.3%		$17,430
(Cost: $17,430)

TOTAL INVESTMENT SECURITIES – 100.4%		$279,921
(Cost: $262,114)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4%)		(1,092)

NET ASSETS – 100.0%		$278,829

Notes to Schedule of Investments

The following written options were outstanding at December 31, 2011 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Market Value
OmniVision Technologies, Inc.	Deutsche Banc Alex. Brown Inc.	Put	499	January 2012	$14.00	$120	$(95)
Sprint Nextel Corporation	N/A	Put	1,990	January 2012	2.50	45	(55)

						$165	$(150)

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the total value of these securities amounted to $4,837 or 1.7% of net assets.

(D)	Rate shown is the yield to maturity at December 31, 2011.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Information Technology	$170,313	$13,196	$—
Other Sectors	78,070	—	—
Total Common Stocks	$248,383	$13,196	$—
Corporate Debt Securities	—	912	—
Short-Term Securities	—	17,430	—
Total	$248,383	$31,538	$—
Liabilities
Written Options	$55	$95	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

Country Diversification
(as a % of net assets)
United States	80.1%
South Korea	4.8%
China	3.0%
Brazil	2.8%
Other Countries	3.4%
Other+	5.9%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

140	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Small Cap Growth	(UNAUDITED)

Below, Kenneth G. McQuade, portfolio manager of Ivy Funds VIP Small Cap Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2011. He has managed the Portfolio since 2006 and has 16 years of investment experience.

Kenneth G. McQuade

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Small Cap Growth	-10.60%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	-2.91%
(generally reflects the performance of small-company growth stocks)
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	-2.82%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A year of challenges

It was an extremely volatile year for small-cap equities and all markets across the globe in 2011. The year started on an uptrend as optimism that the global economy was recovering and far enough removed from the 2008 financial crisis. Then a wave of summer shocks hit: The Japan earthquake, Standard & Poor’s downgrade of U.S. debt, China’s economic slowdown, the Federal Reserve’s conclusion of significant Treasury bond buying, the Fed’s opinion that the U.S. economy faces “significant downside risks,” and the lack of any progress toward Europe’s incessant debt crisis.

Keeping an eye on the double dip

Fears of a double-dip recession returned front and center in the minds of investors. As a result, the Russell 2000 Growth Index experienced its second worst summer performance, wiping away much more than the year’s first half gains. However, the fourth quarter produced a welcomed rebound even if the return felt a bit less bullish after the disruptions of summer 2011. The fourth quarter rebounded as a broad-based selection of U.S. economic data showed improvement and eliminated some of the fears of a near-term double dip. Employment gains, manufacturing and new car production improvement, existing home sales and non-residential construction upticks, and household income increases all signaled a level of domestic resiliency, which is usually a welcoming sign for markets.

The Portfolio experienced weaker performance for the year and underperformed the index and its peers. We were reluctant to bet on a mid-year double-dip, which put ourselves on the wrong side of investor sentiment. Fears of economic demise far outweighed actual stabilizing fundamentals and slashed equity valuations across the board. The Portfolio’s higher growth and, therefore, perceived higher risk portfolio declined greater during the market’s third quarter plunge, which proved to be the deciding period for annual underperformance. Cyclical sectors, such as technology and consumer discretionary, experienced the most deterioration during the downswing and the year as anticipated growth trajectories were severely distrusted.

In a strategy to have exposure to some of the fastest growing companies in a slow-growing global environment, the Portfolio was overweight technology and areas of consumer discretionary. That strategy faltered during the year as valuations deteriorated more than earnings grew. In general, we have remained comfortable that these holdings maintain an advantage in their respective niches and will produce sustained growth, which should garner a scarcity value by the market.

Health care was an annual detractor. The Portfolio underweighted the sector due to continued concerns of federal regulation changes and state budgetary pressures, but given health care’s perceived non-cyclical nature, the sector produced an annual positive return and one of the best sector performances of the index. Underweighting defensive health care along with poor stock selection on a few health care holdings that saw volume weakness in their end markets detracted from performance for the year. The standout sector in 2011 was consumer staples given its defensive characteristics. The Portfolio’s biggest annual contributor to performance was in industrials, which benefited from exposure to energy infrastructure build outs and rebounds in industrial activity.

For the fourth quarter, energy performed very well and was spurred on by a significant rebound in energy prices. Materials and industrials, other cyclically sensitive sectors, were the only other sectors to perform well during the quarterly spike. Consumer staples mostly underperformed in fourth quarter given its defensive nature in the “risk on” period. The Portfolio held some cash coming out of the summer depths, which was a detractor to performance along with poor stock selection in health care and consumer discretionary. Weaker than expected procedure volumes affected some of the Portfolio’s largest health care holdings, which should be mostly temporary given medical necessity.

2011	ANNUAL REPORT	141

Improvement on the horizon

Market direction is dependent on the elusive issue of investor confidence. Although we feel more confident that domestic stabilization is present, we must contemplate a defensive posture given the enormous amount of cross currents bombarding markets. These include the impact of a U.S. presidential election, pending legislation on continued unemployment benefits and payroll taxes, the quantitative easing program’s end and how it affects local governments, the festering debt crisis in Europe and China’s rate of economic prosperity. All of these issues are huge variables for an apprehensive market to consider.

Unfortunately, it appears that none of these or other significant issues will be resolved in quick fashion, especially considering the apparent lack of political leadership addressing most of the issues. However, the underlying domestic economy shows many signs of encouragement, which historically has proved positive for equity markets and small-cap relative performance. We believe that improved consumer confidence, reduced unemployment claims, stronger manufacturing, including auto production, increased home sales and peak rail loadings/oil rig counts are some signs of a healing (albeit slowly) of the U.S. economy. In addition, we feel companies are generally stuffed with cash and a decade of overall poor market performance has reset valuations to affordable levels.

Incremental stimulus is waning and state and federal organizations will reverse to more restrictive policies. Therefore, companies will increasingly have to go it on their own, likely forcing them to remain somewhat downsized and cautious. The inability of many government leaderships to coordinate any long-lasting policy furthers that cautiousness. A low growth environment is expected. However, many corporations have record-high profitability and healthy balance sheets with no major credit walls for years to come, so the ability to internally fund profitable growth is accessible. We, therefore, continue to believe companies that can quickly and more substantially produce quality revenue growth non-dependent of government stimulus can separate themselves in the market. We remain focused on high-quality growth stocks that we believe have a more structured and sustainable revenue and earnings stream and can grow organically with positive cash flows.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Small Cap Growth.

142	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Small Cap Growth	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	95.1%
Information Technology	31.1%
Health Care	16.9%
Industrials	16.1%
Consumer Discretionary	13.8%
Financials	8.3%
Energy	6.4%
Consumer Staples	2.5%
Cash and Cash Equivalents	4.9%

Top 10 Equity Holdings

Company	Sector
Westinghouse Air Brake Technologies Corporation	Industrials
MICROS Systems, Inc.	Information Technology
Chicago Bridge & Iron Company N.V., NY Shares	Industrials
OSI Systems, Inc.	Information Technology
Salix Pharmaceuticals, Ltd.	Health Care
Constant Contact, Inc.	Information Technology
ZOLL Medical Corporation	Health Care
DealerTrack Holdings, Inc.	Information Technology
Volcano Corporation	Health Care
Boston Beer Company, Inc. (The), Class A	Consumer Staples

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	143

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	-10.60%
5-year period ended 12-31-11	1.39%
10-year period ended 12-31-11	4.43%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

144	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Small Cap Growth (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Advertising – 1.3%
Digital Generation, Inc. (A)	374	$4,459

Apparel Retail – 1.7%
Zumiez Inc. (A)	209	5,809

Apparel, Accessories & Luxury Goods – 5.2%
Columbia Sportswear Company	107	4,982
Under Armour, Inc., Class A (A)	74	5,277
Warnaco Group, Inc. (The) (A)	161	8,035

		18,294

Application Software – 5.5%
BroadSoft, Inc. (A)	228	6,882
Synchronoss Technologies, Inc. (A)	176	5,322
Ultimate Software Group, Inc. (The) (A)	109	7,098

		19,302

Asset Management & Custody Banks – 1.8%
Affiliated Managers Group, Inc. (A)	46	4,409
WisdomTree Investment, Inc. (A)	307	1,859

		6,268

Brewers – 2.5%
Boston Beer Company, Inc. (The), Class A (A)	81	8,812

Communications Equipment – 2.8%
Acme Packet, Inc. (A)	139	4,284
Aruba Networks, Inc. (A)	292	5,400

		9,684

Computer Hardware – 1.6%
Stratasys, Inc. (A)	184	5,610

Construction & Engineering – 4.4%
Chicago Bridge & Iron Company N.V., NY Shares	410	15,484

Construction & Farm Machinery & Heavy Trucks – 6.5%
Manitowoc Company, Inc. (The)	427	3,922
Westinghouse Air Brake Technologies Corporation	269	18,789

		22,711

Consumer Finance – 2.3%
EZCORP, Inc., Class A (A)	308	8,110

Distributors – 2.1%
LKQ Corporation (A)	250	7,525

Diversified Support Services – 1.6%
Mobile Mini, Inc. (A)	325	5,666

Electrical Components & Equipment – 2.6%
Acuity Brands, Inc.	104	5,492
Polypore International, Inc. (A)	79	3,477

		8,969

Electronic Equipment & Instruments – 5.5%
FARO Technologies, Inc. (A)	179	8,229
OSI Systems, Inc. (A)	224	10,930

		19,159

COMMON STOCKS (Continued)	Shares	Value

Health Care Equipment – 8.1%
Cyberonics, Inc. (A)	159	$5,328
NuVasive, Inc. (A)	368	4,632
Volcano Corporation (A)	380	9,049
ZOLL Medical Corporation (A)	149	9,416

		28,425

Health Care Technology – 3.9%
athenahealth, Inc. (A)	84	4,130
HealthStream, Inc. (A)	201	3,708
Omnicell, Inc. (A)	353	5,830

		13,668

Home Furnishings – 2.5%
Tempur-Pedic International Inc. (A)	164	8,605

Industrial Machinery – 1.0%
Chart Industries, Inc. (A)	63	3,414

Internet Retail – 1.0%
Shutterfly, Inc. (A)	161	3,665

Internet Software & Services – 8.2%
Constant Contact, Inc. (A)	409	9,499
DealerTrack Holdings, Inc. (A)	333	9,083
Dice Holdings, Inc. (A)	538	4,461
Vocus, Inc. (A)	280	6,190

		29,233

Investment Banking & Brokerage – 4.2%
Greenhill & Co., Inc.	223	8,104
Stifel Financial Corp. (A)	200	6,414

		14,518

IT Consulting & Other Services – 1.1%
Sapient Corporation	295	3,715

Oil & Gas Equipment & Services – 6.4%
CARBO Ceramics Inc.	29	3,605
Core Laboratories N.V.	54	6,096
Dril-Quip, Inc. (A)	108	7,114
Superior Energy Services, Inc. (A)	199	5,671

		22,486

Pharmaceuticals – 4.9%
Akorn, Inc. (A)	168	1,868
Questcor Pharmaceuticals, Inc. (A)	79	3,267
Sagent Pharmaceuticals, Inc. (A)	81	1,693
Salix Pharmaceuticals, Ltd. (A)	214	10,250

		17,078

Semiconductors – 1.9%
Applied Micro Circuits Corporation (A)	262	1,760
Cavium Inc. (A)	176	4,998

		6,758

Systems Software – 4.5%
MICROS Systems, Inc. (A)	336	15,671

TOTAL COMMON STOCKS – 95.1%		$333,098
(Cost: $315,686)

2011	ANNUAL REPORT	145

SCHEDULE OF INVESTMENTS

Small Cap Growth (in thousands) DECEMBER 31, 2011

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 4.5%
Colgate-Palmolive Company:
0.010%, 1-17-12 (B)	$5,137	$5,137
0.010%, 1-18-12 (B)	4,791	4,791
Heinz (H.J.) Finance Co. (GTD by Heinz (H.J.) Co.),
0.310%, 1-20-12 (B)	3,766	3,765
Straight-A Funding, LLC (GTD by Federal Financing Bank),
0.110%, 1-12-12 (B)	2,000	2,000

		15,693

Master Note – 0.4%
Toyota Motor Credit Corporation,
0.136%, 1-3-12 (C)	1,479	1,479

TOTAL SHORT-TERM SECURITIES – 4.9%		$17,172
(Cost: $17,172)

TOTAL INVESTMENT SECURITIES –100.0%		$350,270
(Cost: $332,858)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(126)

NET ASSETS – 100.0%		$350,144

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2011.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$333,098	$—	$—
Short-Term Securities	—	17,172	—
Total	$333,098	$17,172	$—

The following acronym is used throughout this schedule:

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

146	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Small Cap Value	(UNAUDITED)

Christopher J. Parker	Christopher J. Parker, CFA, became portfolio manager of Ivy Funds VIP Small Cap Value on September 1, 2011. Prior to that date, the Portfolio had been managed by Matthew T. Norris, CFA, since 2010. Below, Mr. Parker discusses positioning, performance and results for the fiscal year ended December 31, 2011. He has 16 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Small Cap Value	–12.79%
Benchmark(s) and/or Lipper Category
Russell 2000 Value Index	–5.50%
(generally reflects the performance of small-company value style stocks)
Lipper Variable Annuity Small-Cap Value Funds Universe Average	–4.95%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A year of challenges

2011 was a difficult year for the Portfolio, marked by negative absolute and relative performance. While some underperformance was tied to holding an unusually large cash position during an especially strong fourth quarter, the bulk of the underperformance was related to poor security selection. The Portfolio’s picks in consumer discretionary, financials and health care were the key drivers of poor relative performance. Despite the Portfolio’s underperformance, it experienced positive contributions from security selection in energy and materials and benefitted from being underweight technology and industrials. The most significant positive individual contributors to Portfolio performance were Targa Resources Corp, Triumph Group, Inc., and Dean Foods Company. The greatest detractors of performance were Community Health Systems, Inc., Gaylord Entertainment Company and Valassis Communications, Inc.

Equity drivers

Small-cap equities posted weak performance in 2011 as a strong rally in the fourth quarter did not make up for a tough third quarter. The year began with relatively optimistic hopes for a self-sustaining U.S. economic recovery, good global growth and a solid corporate profits cycle. However, concerns regarding European sovereign debt and the increasing odds of a European recession along with slowing growth in developing markets triggered a significant growth scare around mid-year. These factors, combined with U.S. political dysfunction, led to concerns that Euro contagion would drive the U.S. into a double-dip recession. However, as the fourth quarter unfolded U.S. profits and economic data came in better than expected and the U.S. labor market showed further signs of improvement. This sparked a significant relief rally, but left market levels slightly lower than when the year began in spite of fairly good reported earnings and a continued decent outlook for U.S. corporate profit growth.

Portfolio strategy

The core component of the Portfolio’s philosophy is the concept of margin on safety and price to intrinsic value. Superior investment returns are generated by purchasing securities that are trading at a discount to their intrinsic value. However, intrinsic value is quite difficult to estimate. Thus, we insist on a significant margin of safety in the hopes that the negative impact of misses will be more than offset by hits. It is important to note that we are not blindly driven by valuation and price to value. Unless an opportunity is so severely mispriced that returns will be incredibly compelling, even if it takes quite some time for price and value to diverge, we generally look for some sort of identifiable fundamental catalyst that will help close this gap in reasonable timeframe.

Last year in this space, we discussed Dean Foods Company, one of the better performing stocks in the Portfolio. The stock had been pummeled as concerns about historically high raw milk costs had led investors to impute that then historically fluid milk margins and unit profit were the new baseline. This was in spite of a sizable cost reduction program and our research that highlighted the transitory supply factors that were driving margin compression. The company has made progress on its expense reduction programs and the supply/demand balance and competitive environment have both begun to normalize — driving solid performance since the Portfolio’s purchase. Our current view, based on our research, is that these trends will likely continue and we believe Dean Foods should benefit as a result.

Another more recent purchase is Visteon Corporation, an auto parts supplier and Ford Motor Company spin-off. The company went through several years of restructuring but ultimately could not survive the economic downturn and went through bankruptcy. The company emerged from bankruptcy in 2010 in far better condition, but is still painted with the patina of troubled

2011	ANNUAL REPORT	147

auto supplier. In addition, because a number of the company’s key assets are in joint ventures or tied up in the interests of other publicly traded companies such as Halla Climate Control Corporation (not a holding of the Portfolio), Visteon Corporation’s accounting and thus valuation are more complicated than its peers. The company also has some legacy positions in unattractive segments of the auto value chain. It is not an easy company to piece together; however, our research leads us to believe that because of this complicated structure and fears about auto volumes that shares are notably undervalued. It will take some required corporate actions and restructuring to unlock this value. Several recent moves lead us to believe that this process is beginning and shapes our view that the story will be simplified to reveal a few attractive and underappreciated businesses and that the price to value gap may close in a reasonable time frame, thus driving the potential for solid performance for shareholders.

Opportunities ahead

In a certain sense, 2011 was a year of progress. In spite of headwinds from natural disasters, the impacted corporate supply chains, a growing European quagmire and political bickering/dysfunction domestically, the domestic economy posted decent growth. The U.S. exited the year with an improving outlook vis-à-vis job creation and economic growth. A year ago, we were wondering if the American economic recovery had reached breakaway speed, could become self-sustained and produce sufficient job growth to begin to work reduce the unemployment rate. While these questions still persist a year later, we believe the current conditions and outlook have improved. The progress has been incredibly uneven, and the rate of improvement has been far below prior recoveries as has been the case in other periods following dual economic and financial crises. Our outlook for 2012 calls for much of the same. We believe economic growth should be reasonable, though by no means stellar. However, we think growth will continue to be uneven as the economy lacks the strength to completely shrug off the various domestics and global crosswinds at play. Given this outlook, we expect another year of noteworthy volatility. We hope to use any lessons learned in 2011 to drive performance for our shareholders.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more established companies. Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. The value of a security believed by the Portfolio’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Small Cap Value.

148	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Small Cap Value	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	81.7%
Financials	20.8%
Consumer Discretionary	19.6%
Energy	9.8%
Materials	9.6%
Industrials	8.2%
Utilities	4.7%
Information Technology	3.9%
Health Care	2.9%
Consumer Staples	2.2%
Cash and Cash Equivalents	18.3%

Top 10 Equity Holdings

Company	Sector
Regency Energy Partners LP	Energy
Triumph Group, Inc.	Industrials
Targa Resources Corp.	Energy
Boise Inc.	Materials
Southwest Gas Corporation	Utilities
NV Energy, Inc.	Utilities
Tenneco Automotive Inc.	Consumer Discretionary
First Horizon National Corporation	Financials
Endurance Specialty Holdings Ltd.	Financials
Reinsurance Group of America, Incorporated	Financials

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	149

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Value	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	-12.79%
5-year period ended 12-31-11	0.17%
10-year period ended 12-31-11	5.38%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

Advantus Small Company Value Portfolio was reorganized as Ivy Funds VIP Small Cap Value (formerly W&R Target Small Cap Value Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Small Company Value Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP Small Cap Value. If those expenses were reflected, performance of Ivy Funds VIP Small Cap Value would differ.

150	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Small Cap Value (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Aerospace & Defense – 5.2%
AAR Corp.	223	$4,265
Ceradyne, Inc. (A)	43	1,141
Triumph Group, Inc.	110	6,453

		11,859

Apparel Retail – 1.9%
AnnTaylor Stores Corporation (A)	99	2,455
Payless ShoeSource, Inc. (A)	127	1,831

		4,286

Apparel, Accessories & Luxury Goods – 3.8%
Jones Apparel Group, Inc.	394	4,154
Warnaco Group, Inc. (The) (A)	91	4,558

		8,712

Application Software – 1.0%
Quest Software, Inc. (A)	122	2,267

Auto Parts & Equipment – 3.8%
Tenneco Automotive Inc. (A)	171	5,083
Visteon Corporation (A)	70	3,516

		8,599

Broadcasting – 3.1%
Belo Corp., Class A	634	3,994
Entercom Communications Corp. (A)	511	3,144

		7,138

Data Processing & Outsourced Services – 1.1%
CoreLogic Inc. (A)	194	2,509

Diversified Chemicals – 3.6%
Ashland Inc.	72	4,127
Solutia Inc.	241	4,162

		8,289

Electric Utilities – 2.3%
NV Energy, Inc.	319	5,207

Electronic Manufacturing Services – 1.0%
Celestica Inc. (A)	309	2,269

Forest Products – 1.1%
Louisiana-Pacific Corporation (A)	304	2,457

Gas Utilities – 2.4%
Southwest Gas Corporation	127	5,411

Health Care Facilities – 2.9%
Community Health Systems, Inc. (A)	143	2,488
LifePoint Hospitals, Inc. (A)	111	4,139

		6,627

Hotels, Resorts & Cruise Lines – 1.6%
Gaylord Entertainment Company (A)	152	3,679

Investment Banking & Brokerage – 0.7%
Piper Jaffray Companies (A)	81	1,643

Mortgage REITs – 1.0%
Invesco Mortgage Capital, Inc.	157	2,204

COMMON STOCKS (Continued)	Shares	Value

Movies & Entertainment – 2.0%
Cinemark Holdings, Inc.	249	$4,606

Office REITs – 1.8%
Lexington Corporation Properties Trust	544	4,076

Oil & Gas Equipment & Services – 1.8%
Superior Energy Services, Inc. (A)	141	4,004

Oil & Gas Storage & Transportation – 8.0%
Atlas Pipeline Partners, L.P.	98	3,641
MarkWest Energy Partners, L.P.	42	2,285
Regency Energy Partners LP	263	6,528
Targa Resources Corp.	143	5,822

		18,276

Packaged Foods & Meats – 1.3%
Dean Foods Company (A)	273	3,058

Paper Packaging – 2.4%
Boise Inc.	776	5,524

Personal Products – 0.9%
Inter Parfums, Inc.	130	2,021

Property & Casualty Insurance – 2.7%
Argo Group International Holdings, Ltd.	149	4,317
SeaBright Insurance Holdings, Inc.	242	1,851

		6,168

Publishing – 3.4%
E. W. Scripps Company (The) (A)	187	1,495
Valassis Communications, Inc. (A)	202	3,892
Washington Post Company, Class B (The)	7	2,449

		7,836

Regional Banks – 4.3%
Bank of Marin Bancorp	74	2,789
First Horizon National Corporation	626	5,009
Wintrust Financial Corporation	69	1,923

		9,721

Reinsurance – 4.2%
Endurance Specialty Holdings Ltd.	129	4,950
Reinsurance Group of America, Incorporated	88	4,619

		9,569

Residential REITs – 1.2%
Campus Crest Communities, Inc.	271	2,725

Specialized REITs – 1.6%
Strategic Hotels & Resorts, Inc. (A)	687	3,688

Specialty Chemicals – 2.5%
Cytec Industries Inc.	76	3,407
RPM International Inc.	90	2,202

		5,609

Technology Distributors – 0.8%
Insight Enterprises, Inc. (A)	120	1,839

Thrifts & Mortgage Finance – 2.0%
Capitol Federal Financial	389	4,484

2011	ANNUAL REPORT	151

SCHEDULE OF INVESTMENTS

Small Cap Value (in thousands)	DECEMBER 31, 2011

COMMON STOCKS (continued)	Shares	Value
Trucking – 3.0%
Marten Transport, Ltd.	158	$2,842
Werner Enterprises, Inc.	164	3,960

		6,802

TOTAL COMMON STOCKS – 80.4%		$183,162
(Cost: $186,125)

INVESTMENT FUNDS – 1.3%
Asset Management & Custody Banks
THL Credit, Inc.	239	$2,921

(Cost: $3,121)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 7.8%
Citigroup Funding Inc., 0.340%, 1–12–12 (B)	$5,000	4,999
Corporacion Andina de Fomento, 0.240%, 1–24–12 (B)	6,668	6,667
John Deere Canada ULC (GTD by Deere & Company), 0.080%, 2–8–12 (B)	3,000	3,000
Straight-A Funding, LLC (GTD by Federal Financing Bank), 0.110%, 1–12–12 (B)	3,000	3,000

		17,666

Master Note – 2.0%
Toyota Motor Credit Corporation, 0.136%, 1–3–12 (C)	4,542	4,542

Municipal Obligations – Taxable – 8.2%
Cert of Part, Denver Pub Sch, Var Rate Rfdg Ser 2011A-3 (GTD by Wells Fargo Bank, N.A.), 0.140%, 1–15–12 (C)	125	125
Franklin, OH, Var Rate Demand Hosp Fac Rfdg and Impvt Rev Bonds (U.S. Hlth Corp of Columbus), Ser 1996A (GTD by U.S. Bank, N.A.), 0.070%, 1–5–12 (C)	1,925	1,925
MI Strategic Fund, Var Rate Demand Ltd Oblig Rev Bonds (Air Products and Chemicals, Inc. Proj), Ser 2007 (GTD by Bank of New York (The)), 0.050%, 1–3–12 (C)	2,000	2,000
MS Business Fin Corp, Gulf Opp Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007B (GTD by Chevron Corporation), 0.020%, 1–3–12 (C)	2,000	2,000
NYC GO Bonds, Fiscal 2006 Ser E (GTD by Bank of America, N.A.), 0.110%, 1–3–12 (C)	12,683	12,683

		18,733

TOTAL SHORT-TERM SECURITIES – 18.0%		$40,941
(Cost: $40,941)

TOTAL INVESTMENT SECURITIES – 99.7%		$227,024
(Cost: $230,187)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		608

NET ASSETS – 100.0%		$227,632

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2011.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$183,162	$—	$—
Investment Funds	2,921	—	—
Short-Term Securities	—	40,941	—
Total	$186,083	$40,941	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

152	ANNUAL REPORT	2011

MANAGEMENT DISCUSSION

Value	(UNAUDITED)

Below, Matthew T. Norris, CFA, portfolio manager of Ivy Funds VIP Value, discusses positioning, performance and results for the fiscal year ended December 31, 2011. He has managed the Portfolio since 2003 and has 20 years of industry experience.

Matthew T. Norris

Fiscal Year Performance

For the 12 Months Ended December 31, 2011
Ivy Funds VIP Value	–7.32%
Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	0.39%
(generally reflects the performance of small-company value style stocks)
Lipper Variable Annuity Large-Cap Value Funds Universe Average	–1.87%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Value behind growth for now

The uncertain economic environment in the first half of 2011 caused investors to rotate away from many value-oriented stocks in search of higher-growth stocks. As economic growth slows or becomes more uncertain, companies that can sustain high top-line growth and expanding margins become harder to find. Money follows these names causing them to go up in price. We believe this phenomenon is what is driving “growth” stocks to perform better than “value” stocks in the current environment. This trend is generally short term in nature and typically ends poorly for those investors who have invested in overvalued companies. Certain areas typically considered “value” were left behind during this period, including many financial stocks.

Challenging stock selection

Individual stock selection was below expectations this year and the Portfolio underperformed the benchmark. Although the Portfolio was underweight financials vs. the market, certain large holdings performed poorly and accounted for the majority of the underperformance. This holding group included Bank of America Corporation, Goldman Sachs Group, Inc., and Morgan Stanley. Technology holdings also lagged, with the primary detractors being Hewlett-Packard Company and Xerox Corporation.

The Portfolio focuses on investing by researching one company at a time, and finding names that are trading substantially below our estimate of their true value. This approach does not change due to short-term market events. An illustrative example would be AT&T Inc., which was added to the portfolio during the quarter. AT&T Inc. is the largest telecommunications company in the U.S. The stock traded late last year around $28, and we saw some value but not enough to become owners. In early 2011, AT&T Inc. announced it intended to acquire T-Mobile (not a holding in the Portfolio), and the stock rallied close to $32. We analyzed the value of the firm under two scenarios — if the merger was completed, and if it was not. As close to a year went by, the intrinsic value of the company slowly grew. Ultimately, the merger was blocked by the U.S. government, and disappointed investors quickly sold the stock back down close to $27. This situation resulted in the company stock value growing over time, yet trading at a cheaper price than the year before. This valuation, combined with the stock’s dividend yield of more than 6 percent, prompted us to take action and make a large investment in AT&T Inc. The stock closed the year at $30.24 and we continue to hold the position as of this writing.

We continue to pursue a strategy of buying inexpensive stocks and diversifying picks among economic sectors to reduce long-term volatility. The Portfolio’s focus is on high free cash flow yielding industrial companies, and low price to book ratios for financial companies. Currently, we have found more ideas in the energy, insurance and technology areas. The Portfolio is under represented in utilities and real estate due to a lack of quality ideas. Our investments in these areas can and do shift when opportunity presents itself. While financial stocks were poor performers in 2011, we still see value in many of these names, and feel that some of the concerns are lifting. We anticipate better performance from these names in 2012 as compared to last year.

A long-term approach

We believe 2012 could hold many surprises. While the Federal Reserve has pulled back on certain stimulus measures that it implemented during the recession, it stands ready to provide more should the economy show signs of faltering. Currently, things are somewhat neutral. The economy is not particularly strong, but does not show signs of a slowdown either. We will have to see if the economy is strong enough to grow on its own without central bank support. Recent stronger data on jobs and credit growth are encouraging signs.

Another concern is inflation, which we feel has a root cause in China’s seemingly endless demand for commodities and raw

2011	ANNUAL REPORT	153

materials. This need seems unlikely to change, although it can often have large swings from time to time. An increase in U.S. housing activity would be a welcome sign, as that would also create loan demand at banks.

While the economic forces listed above are clearly important factors, the Portfolio management team’s first approach is from the company level. We will continue to seek quality, growing companies whose stocks are trading notably below what we consider fair value. This approach has served investors well over time, and we continue to believe strongly that it will in the future.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. The value of a security believed by the Portfolio’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Value.

154	ANNUAL REPORT	2011

PORTFOLIO HIGHLIGHTS

Value	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

Asset Allocation

Stocks	94.6%
Financials	27.0%
Energy	17.4%
Health Care	13.3%
Information Technology	10.0%
Consumer Staples	7.8%
Consumer Discretionary	7.1%
Telecommunication Services	4.0%
Industrials	3.2%
Utilities	3.1%
Materials	1.7%
Cash and Cash Equivalents	5.4%

Top 10 Equity Holdings

Company	Sector
ConocoPhillips	Energy
Wells Fargo & Company	Financials
ACE Limited	Financials
CVS Corporation	Consumer Staples
AT&T Inc.	Telecommunication Services
WellPoint, Inc.	Health Care
Xerox Corporation	Information Technology
Marathon Oil Corporation	Energy
Marathon Petroleum Corporation	Energy
Regency Energy Partners LP	Energy

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2011	ANNUAL REPORT	155

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Value	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-11	-7.32%
5-year period ended 12-31-11	-1.24%
10-year period ended 12-31-11	3.69%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

156	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

Value (in thousands)	DECEMBER 31, 2011

COMMON STOCKS	Shares	Value

Auto Parts & Equipment – 1.5%
TRW Automotive Holdings Corp. (A)	134	$4,362

Biotechnology – 2.9%
Amgen Inc.	128	8,193

Broadcasting – 1.0%
CBS Corporation, Class B	110	2,994

Cable & Satellite – 2.6%
Time Warner Cable Inc.	118	7,501

Computer Hardware – 2.2%
Hewlett-Packard Company	250	6,443

Consumer Finance – 2.7%
Capital One Financial Corporation	182	7,714

Department Stores – 2.0%
Macy’s Inc. (B)	175	5,638

Diversified Banks – 4.4%
Wells Fargo & Company	461	12,702

Diversified Metals & Mining – 0.7%
Freeport-McMoRan Copper & Gold Inc., Class B	55	2,038

Drug Retail – 4.3%
CVS Corporation (B)	299	12,177

Electric Utilities – 2.4%
PPL Corporation	232	6,816

Health Care Distributors – 2.9%
McKesson Corporation	106	8,251

Industrial Machinery – 3.2%
Ingersoll-Rand plc	188	5,713
SPX Corporation	57	3,429

		9,142

Integrated Oil & Gas – 4.9%
ConocoPhillips	192	13,962

Integrated Telecommunication Services – 4.0%
AT&T Inc.	384	11,600

Investment Banking & Brokerage – 4.2%
Goldman Sachs Group, Inc. (The)	77	6,999
Morgan Stanley	328	4,964

		11,963

Managed Health Care – 5.0%
Aetna Inc.	88	3,700
WellPoint, Inc.	162	10,752

		14,452

Mortgage REITs – 3.0%
American Capital Agency Corp.	217	6,091
Invesco Mortgage Capital, Inc. (B)	183	2,571

		8,662

COMMON STOCKS (Continued)	Shares	Value

Multi - Utilities – 0.7%
PG&E Corporation	52	$2,123

Office Electronics – 3.6%
Xerox Corporation	1,294	10,303

Oil & Gas Exploration & Production – 3.5%
Marathon Oil Corporation	340	9,946

Oil & Gas Refining & Marketing – 3.2%
Marathon Petroleum Corporation	274	9,125

Oil & Gas Storage & Transportation – 5.8%
MarkWest Energy Partners, L.P. (B)	145	7,967
Regency Energy Partners LP	354	8,805

		16,772

Other Diversified Financial Services – 3.0%
Bank of America Corporation	784	4,357
Citigroup Inc.	163	4,283

		8,640

Pharmaceuticals – 2.5%
Johnson & Johnson	112	7,312

Property & Casualty Insurance – 6.5%
ACE Limited	176	12,354
XL Group plc	298	5,886

		18,240

Regional Banks – 1.0%
SunTrust Banks, Inc.	162	2,866

Reinsurance – 2.2%
RenaissanceRe Holdings Ltd.	84	6,240

Semiconductors – 2.2%
Freescale Semiconductor, Inc. (A)	495	6,258

Soft Drinks – 2.1%
Dr Pepper Snapple Group, Inc.	155	6,112

Specialty Chemicals – 1.0%
LyondellBasell Industries N.V., Class A	85	2,759

Systems Software – 2.0%
Symantec Corporation (A)	372	5,816

Tobacco – 1.4%
Philip Morris International Inc.	52	4,112

TOTAL COMMON STOCKS – 94.6%		$271,234
(Cost: $285,965)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 3.7%
Google Inc., 0.040%, 1–27–12 (C)	$5,000	5,000
Intel Corporation, 0.020%, 1–5–12 (C)	5,571	5,571

		10,571

2011	ANNUAL REPORT	157

SCHEDULE OF INVESTMENTS

Value (in thousands)	DECEMBER 31, 2011

SHORT-TERM SECURITIES (Continued)	Principal	Value

Master Note – 0.1%
Toyota Motor Credit Corporation, 0.136%, 1-3-12 (D)	$243	$243

Municipal Obligations – Taxable – 1.3%
City of Whittier, Hlth Fac Rev Bonds (Presbyterian Intercmnty Hosp), Ser 2009 (GTD by U.S. Bank, N.A.), 0.050%, 1-9-12 (D)	3,900	3,900

TOTAL SHORT-TERM SECURITIES – 5.1%		$14,714
(Cost: $14,714)

TOTAL INVESTMENT SECURITIES – 99.7%		$285,948
(Cost: $300,679)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		841

NET ASSETS – 100.0%		$286,789

Notes to Schedule of Investments

The following written options were outstanding at December 31, 2011 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Market Value
Capital One Financial Corporation	N/A	Put	154	January 2012	$40.00	$18	$(11)
CVS Corporation:	N/A	Call	383	January 2012	39.00	23	(82)
	N/A	Call	383	January 2012	40.00	16	(53)
	N/A	Call	766	January 2012	41.00	22	(60)
Invesco Mortgage Capital, Inc.	N/A	Call	1,830	January 2012	15.00	35	(5)
Macy’s Inc.	N/A	Call	272	January 2012	36.00	10	(1)
MarkWest Energy Partners, L.P.	N/A	Call	149	January 2012	57.50	10	(1)

						$134	$(213)

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(C)	Rate shown is the yield to maturity at December 31, 2011.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$271,234	$—	$—
Short-Term Securities	—	14,714	—
Total	$271,234	$14,714	$—
Liabilities
Written Options	$213	$—	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

OTC = Over the Counter

REIT = Real Estate Investment Trust

158	ANNUAL REPORT	2011

See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2011

(In thousands, except per share amounts)	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate		Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative		Asset Strategy	Balanced
ASSETS
Investments in unaffiliated securities at market value+	$92		$145		$719		$1,359	$97		$1,046,948	$343,555
Investments in affiliated securities at market value+	65,385		87,897		581,822		722,570	193,421		—	—
Bullion at market value+	—		—		—		—	—		149,617	—
Investments at Market Value	65,477		88,042		582,541		723,929	193,518		1,196,565	343,555
Cash	1		—	*	—	*	1	1		11	1
Restricted cash+	—		—		—		—	—		402	—
Investment securities sold receivable	—		—		—		—	—		813	—
Dividends and interest receivable	—	*	—	*	1		1	—	*	1,501	1,380
Capital shares sold receivable	—	*	410		493		597	182		582	77
Unrealized appreciation on forward foreign currency contracts	—		—		—		—	—		4,447	—
Prepaid and other assets	1		1		6		6	2		14	4
Total Assets	65,479		88,453		583,041		724,534	193,703		1,204,335	345,017

LIABILITIES
Investment securities purchased payable	—		45		620		1,259	1		4,964	—
Capital shares redeemed payable	5		5		31		26	8		410	99
Trustees and Chief Compliance Officer fees payable	2		2		9		11	3		63	45
Service fee payable	—		—		—		—	—		16	5
Shareholder servicing payable	—	*	—	*	1		1	—	*	2	1
Investment management fee payable	—		—		—		—	—		45	13
Accounting services fee payable	2		2		9		10	4		21	8
Written options at market value+	—		—		—		—	—		2,072	—
Other liabilities	1		1		2		3	1		46	5
Total Liabilities	10		55		672		1,310	17		7,639	176
Total Net Assets	$65,469		$88,398		$582,369		$723,224	$193,686		$1,196,696	$344,841

NET ASSETS
Capital paid in (shares authorized – unlimited)	$64,353		$81,735		$540,891		$686,412	$179,570		$1,100,041	$253,515
Undistributed net investment income	622		898		6,208		6,308	1,972		12,386	5,277
Accumulated net realized gain (loss)	3,090		2,831		17,872		20,760	6,088		(86,937)	19,207
Net unrealized appreciation (depreciation)	(2,596)		2,934		17,398		9,744	6,056		171,206	66,842
Total Net Assets	$65,469		$88,398		$582,369		$723,224	$193,686		$1,196,696	$344,841

CAPITAL SHARES OUTSTANDING	13,732		17,055		115,058		141,955	37,305		131,398	38,252

NET ASSET VALUE PER SHARE	$4.77		$5.18		$5.06		$5.09	$5.19		$9.11	$9.01

+COST
Investments in unaffiliated securities at cost	$92		$145		$719		$1,359	$97		$931,060	$276,713
Investments in affiliated securities at cost	67,981		84,963		564,424		712,827	187,364		—	—
Bullion at cost	—		—		—		—	—		99,937	—
Restricted cash at cost	—		—		—		—	—		399	—
Written options premiums received at cost	—		—		—		—	—		3,283	—

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	159

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2011

(In thousands, except per share amounts)	Bond	Core Equity		Dividend Opportunities		Energy		Global Bond		Global Natural Resources	Growth
ASSETS
Investments in unaffiliated securities at market value+	$633,897	$375,592		$341,646		$62,086		$6,909		$182,877	$853,794
Investments at Market Value	633,897	375,592		341,646		62,086		6,909		182,877	853,794
Cash	1	—		—	*	1		1		—	2
Investment securities sold receivable	—	—		—		—		2		317	8,418
Dividends and interest receivable	5,767	428		919		22		96		241	666
Capital shares sold receivable	411	10		309		116		5		79	317
Unrealized appreciation on forward foreign currency contracts	—	—		—		—		19		340	—
Variation margin receivable	—	—		—		—		—		32	—
Prepaid and other assets	4	5		1		1		—	*	3	9
Total Assets	640,080	376,035		342,875		62,226		7,032		183,889	863,206

LIABILITIES
Investment securities purchased payable	—	—		—		—		—		—	3,956
Capital shares redeemed payable	52	233		43		21		1		110	161
Trustees and Chief Compliance Officer fees payable	40	85		10		1		—	*	8	125
Overdraft due to custodian	—	1		—		—		—		1	—
Service fee payable	9	5		5		1		—	*	3	12
Shareholder servicing payable	1	—	*	—	*	—	*	—	*	— *	1
Investment management fee payable	17	13		13		3		—		10	32
Accounting services fee payable	13	10		8		3		—		6	17
Unrealized depreciation on forward foreign currency contracts	—	—		—		—		26		20	—
Variation margin payable	—	—		—		—		—		80	—
Other liabilities	7	4		3		2		1		19	8
Total Liabilities	139	351		82		31		28		257	4,312
Total Net Assets	$639,941	$375,684		$342,793		$62,195		$7,004		$183,632	$858,894

NET ASSETS
Capital paid in (shares authorized – unlimited)	$595,099	$292,349		$323,053		$65,128		$7,204		$206,253	$651,437
Undistributed (distributions in excess of) net investment income	18,468	2,180		4,020		13		(6)		(296)	481
Accumulated net realized gain (loss)	2,745	38,493		(4,683)		(4,422)		(64)		10,038	72,512
Net unrealized appreciation (depreciation)	23,629	42,662		20,403		1,476		(130)		(32,363)	134,464
Total Net Assets	$639,941	$375,684		$342,793		$62,195		$7,004		$183,632	$858,894

CAPITAL SHARES OUTSTANDING	110,248	32,107		52,951		10,698		1,429		34,737	84,283

NET ASSET VALUE PER SHARE	$5.80	$11.70		$6.47		$5.81		$4.90		$5.29	$10.19

+COST
Investments in unaffiliated securities at cost	$610,268	$332,928		$321,243		$60,611		$7,032		$215,494	$719,330

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

160	ANNUAL REPORT	2011

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2011

(In thousands, except per share amounts)	High Income	International Core Equity	International Growth		Limited- Term Bond		Micro Cap Growth		Mid Cap Growth		Money Market
ASSETS
Investments in unaffiliated securities at market value+	$267,772	$516,878	$258,488		$239,110		$46,327		$172,931		$217,688
Investments at Market Value	267,772	516,878	258,488		239,110		46,327		172,931		217,688
Cash	1,692	—	1		2		1		1		7
Restricted cash+	—	—	5,053		—		—		—		—
Investment securities sold receivable	381	3,166	—		—		593		—		—
Dividends and interest receivable	5,561	1,295	598		1,944		1		63		454
Capital shares sold receivable	677	246	224		309		98		195		4,845
Receivable from affiliates	—	—	—		60		—		—		237
Unrealized appreciation on forward foreign currency contracts	530	126	2,257		—		—		—		—
Prepaid and other assets	3	5	1		—	*	1		1		1
Total Assets	276,616	521,716	266,622		241,425		47,021		173,191		223,232

LIABILITIES
Investment securities purchased payable	4,135	—	—		—		763		344		—
Capital shares redeemed payable	92	156	91		1		16		77		3
Distributions payable	—	—	—		—		—		—		4
Trustees and Chief Compliance Officer fees payable	21	36	26		2		3		4		14
Overdraft due to custodian	—	7	—		—		—		—		—
Service fee payable	4	7	4		3		1		2		—
Shareholder servicing payable	— *	1	—	*	—	*	—	*	—	*	—	*
Investment management fee payable	9	24	12		7		2		8		5
Accounting services fee payable	8	11	8		7		2		6		7
Unrealized depreciation on forward foreign currency contracts	6	—	—		—		—		—		—
Unrealized depreciation on swap agreements	—	—	49		—		—		—		—
Written options at market value+	—	—	—		—		—		37		—
Other liabilities	5	27	14		3		2		3		3
Total Liabilities	4,280	269	204		23		789		481		36
Total Net Assets	$272,336	$521,447	$266,418		$241,402		$46,232		$172,710		$223,196

NET ASSETS
Capital paid in (shares authorized – unlimited)	$272,812	$557,095	$251,116		$240,235		$38,169		$139,600		$223,207
Undistributed (distributions in excess of) net investment income	20,759	12,787	5,684		11		(137)		(5)		—
Accumulated net realized gain (loss)	(14,020)	4,261	16,020		(1,091)		3,944		19,810		(11)
Net unrealized appreciation (depreciation)	(7,215)	(52,696)	(6,402)		2,247		4,256		13,305		—
Total Net Assets	$272,336	$521,447	$266,418		$241,402		$46,232		$172,710		$223,196

CAPITAL SHARES OUTSTANDING	79,640	35,542	33,914		47,962		2,248		20,640		223,210

NET ASSET VALUE PER SHARE	$3.42	$14.67	$7.86		$5.03		$20.56		$8.37		$1.00

+COST
Investments in unaffiliated securities at cost	$275,504	$569,640	$267,294		$236,863		$42,070		$159,665		$217,688
Restricted cash at cost	—	—	4,826		—		—		—		—
Written options premiums received at cost	—	—	—		—		—		76		—

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	161

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2011

(In thousands, except per share amounts)	Real Estate Securities		Science and Technology		Small Cap Growth		Small Cap Value		Value
ASSETS
Investments in unaffiliated securities at market value+	$38,571		$279,921		$350,270		$227,024		$285,948
Investments at Market Value	38,571		279,921		350,270		227,024		285,948
Cash	8		2		19		1		34
Investment securities sold receivable	247		73		—		284		630
Dividends and interest receivable	131		28		—	*	264		766
Capital shares sold receivable	92		53		94		123		105
Prepaid and other assets	—	*	4		4		2		3
Total Assets	39,049		280,081		350,387		227,698		287,486

LIABILITIES
Investment securities purchased payable	368		851		—		—		316
Capital shares redeemed payable	5		182		158		29		114
Trustees and Chief Compliance Officer fees payable	3		35		51		13		26
Service fee payable	1		4		5		3		4
Shareholder servicing payable	—	*	—	*	1		—	*	—	*
Investment management fee payable	2		13		16		11		11
Accounting services fee payable	2		8		8		7		8
Written options at market value+	15		150		—		—		213
Other liabilities	3		9		4		3		5
Total Liabilities	399		1,252		243		66		697
Total Net Assets	$38,650		$278,829		$350,144		$227,632		$286,789

NET ASSETS
Capital paid in (shares authorized – unlimited)	$40,038		$240,970		$324,690		$214,217		$272,505
Undistributed (distributions in excess of) net investment income	368		(35)		(46)		1,186		3,686
Accumulated net realized gain (loss)	(4,547)		20,072		8,089		15,392		25,408
Net unrealized appreciation (depreciation)	2,791		17,822		17,411		(3,163)		(14,810)
Total Net Assets	$38,650		$278,829		$350,144		$227,632		$286,789

CAPITAL SHARES OUTSTANDING	5,722		18,288		37,484		15,623		51,479

NET ASSET VALUE PER SHARE	$6.75		$15.25		$9.34		$14.57		$5.57

+COST
Investments in unaffiliated securities at cost	$35,784		$262,114		$332,858		$230,187		$300,679
Written options premiums received at cost	19		165		—		—		134

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

162	ANNUAL REPORT	2011

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2011

(In thousands)	Pathfinder Aggressive	Pathfinder Conservative	Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative	Asset Strategy	Balanced
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$—	$—	$—	$—	$21,239	$4,852
Dividends from affiliated securities	642	941	6,225	6,248	2,004	—	—
Foreign dividend withholding tax	—	—	—	—	—	(719)	(19)
Interest and amortization from unaffiliated securities	— *	— *	1	1	— *	605	4,118
Total Investment Income	642	941	6,226	6,249	2,004	21,125	8,951
EXPENSES
Investment management fee	—	—	—	—	—	9,040	2,541
Service fee	—	—	—	—	—	3,285	908
Shareholder servicing	— *	1	4	4	1	12	3
Custodian fees	3	3	3	3	3	241	17
Trustees and Chief Compliance Officer fees	4	4	30	35	10	76	21
Accounting services fee	25	26	95	109	41	248	111
Professional fees	11	11	28	32	15	88	29
Other	9	9	41	45	18	136	28
Total Expenses	52	54	201	228	88	13,126	3,658
Less:
Expenses in excess of limit	—	—	—	—	—	(100)	—
Total Net Expenses	52	54	201	228	88	13,026	3,658
Net Investment Income	590	887	6,025	6,021	1,916	8,099	5,293

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	—	—	—	—	—	40,790	19,494
Investments in affiliated securities	2,587	2,477	14,800	17,275	5,127	(1,285)	—
Distributions of realized capital gains from affiliated securities	540	371	3,285	3,797	1,037	—	—
Futures contracts	—	—	—	—	—	(9,555)	—
Written options	—	—	—	—	—	14,139	—
Swap agreements	—	—	—	—	—	1,332	—
Forward foreign currency contracts	—	—	—	—	—	(16,340)	—
Foreign currency exchange transactions	—	—	—	—	—	3,918	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	—	—	—	—	—	(144,427)	(12,473)
Investments in affiliated securities	(6,554)	(2,966)	(32,602)	(49,794)	(8,303)	389	—
Written options	—	—	—	—	—	1,692	—
Swap agreements	—	—	—	—	—	(15)	—
Forward foreign currency contracts	—	—	—	—	—	6,917	—
Foreign currency exchange transactions	—	—	—	—	—	(32)	—
Net Realized and Unrealized Gain (Loss)	(3,427)	(118)	(14,517)	(28,722)	(2,139)	(102,477)	7,021
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,837)	$769	$(8,492)	$(22,701)	$(223)	$(94,378)	$12,314
*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	163

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2011

(In thousands)	Bond	Core Equity	Dividend Opportunities	Energy	Global Bond	Global Natural Resources	Growth
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$6,308	$7,139	$529	$3	$3,001	$9,216
Foreign dividend withholding tax	—	(58)	—	(11)	— *	(231)	—
Interest and amortization from unaffiliated securities	21,525	25	29	4	224	48	53
Foreign interest withholding tax	—	—	—	—	—	(1)	—
Total Investment Income	21,525	6,275	7,168	522	227	2,817	9,269
EXPENSES
Investment management fee	2,698	2,882	2,181	507	44	2,281	6,270
Service fee	1,420	1,029	779	149	18	570	2,239
Shareholder servicing	4	3	2	1	— *	3	7
Custodian fees	24	19	15	10	6	104	32
Trustees and Chief Compliance Officer fees	32	25	18	3	— *	13	53
Accounting services fee	148	124	94	40	—	81	211
Professional fees	39	27	22	14	22	40	45
Prospectus printing	5	8	4	1	7	4	11
Other	27	25	16	12	3	34	49
Total Expenses	4,397	4,142	3,131	737	100	3,130	8,917
Less:
Expenses in excess of limit	—	(206)	—	—	(44)	—	(269)
Total Net Expenses	4,397	3,936	3,131	737	56	3,130	8,648
Net Investment Income (Loss)	17,128	2,339	4,037	(215)	171	(313)	621

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	8,936	39,375	12,660	(715)	(61)	24,121	73,560
Futures contracts	—	—	—	—	—	(1,182)	—
Forward foreign currency contracts	—	—	—	—	2	(864)	—
Foreign currency exchange transactions	—	1	—	—	— *	(120)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	14,308	(33,824)	(30,675)	(6,013)	(121)	(74,164)	(54,198)
Futures contracts	—	—	—	—	—	127	—
Forward foreign currency contracts	—	—	—	—	(7)	555	—
Foreign currency exchange transactions	—	(10)	—	—	— *	(8)	—
Net Realized and Unrealized Gain (Loss)	23,244	5,542	(18,015)	(6,728)	(187)	(51,535)	19,362
Net Increase (Decrease) in Net Assets Resulting from Operations	$40,372	$7,881	$(13,978)	$(6,943)	$(16)	$(51,848)	$19,983

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

164	ANNUAL REPORT	2011

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2011

(In thousands)	High Income	International Core Equity	International Growth	Limited- Term Bond	Micro Cap Growth	Mid Cap Growth	Money Market
INVESTMENT INCOME
Dividends from unaffiliated securities	$56	$19,168	$9,950	$—	$72	$1,322	$—
Foreign dividend withholding tax	—	(1,511)	(703)	—	(5)	—	—
Interest and amortization from unaffiliated securities	23,222	46	53	3,924	2	6	610
Total Investment Income	23,278	17,703	9,300	3,924	69	1,328	610
EXPENSES
Investment management fee	1,633	4,781	2,804	968	481	1,344	813
Service fee	653	1,406	825	484	127	395	—
Shareholder servicing	2	4	2	1	1	1	1
Custodian fees	20	187	67	11	11	17	16
Trustees and Chief Compliance Officer fees	15	33	20	10	3	9	12
Accounting services fee	90	147	103	74	35	64	76
Professional fees	42	53	30	29	13	17	22
Other	20	69	33	47	7	12	18
Total Expenses	2,475	6,680	3,884	1,624	678	1,859	958
Less:
Expenses in excess of limit	(131)	—	(99)	(156)	—	(32)	(389)
Total Net Expenses	2,344	6,680	3,785	1,468	678	1,827	569
Net Investment Income (Loss)	20,934	11,023	5,515	2,456	(609)	(499)	41

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	8,293	26,512	20,748	(317)	4,398	19,977	11
Written options	—	—	—	—	—	422	—
Swap agreements	—	—	85	—	—	—	—
Forward foreign currency contracts	132	3,968	(2,123)	—	—	—	—
Foreign currency exchange transactions	(43)	(48)	177	—	—	1	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(16,882)	(121,972)	(52,569)	3,855	(7,362)	(22,166)	—
Written options	—	—	—	—	—	216	—
Swap agreements	—	—	(208)	—	—	—	—
Forward foreign currency contracts	516	127	3,061	—	—	—	—
Foreign currency exchange transactions	(6)	(119)	140	—	—	— *	—
Net Realized and Unrealized Gain (Loss)	(7,990)	(91,532)	(30,689)	3,538	(2,964)	(1,550)	11
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,944	$(80,509)	$(25,174)	$5,994	$(3,573)	$(2,049)	$52

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	165

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2011

(In thousands)	Real Estate Securities		Science and Technology	Small Cap Growth	Small Cap Value	Value
INVESTMENT INCOME
Dividends from unaffiliated securities	$884		$1,132	$706	$3,810	$6,215
Foreign dividend withholding tax	(7)		(24)	(14)	(3)	(61)
Interest and amortization from unaffiliated securities	1		129	31	27	16
Total Investment Income	878		1,237	723	3,834	6,170
EXPENSES
Investment management fee	359		2,733	3,352	1,947	2,116
Service fee	100		804	986	573	755
Shareholder servicing	—	*	3	3	2	2
Custodian fees	15		45	17	18	22
Trustees and Chief Compliance Officer fees	3		19	23	14	18
Accounting services fee	27		102	114	85	93
Professional fees	19		26	27	22	31
Other	7		52	33	17	25
Total Expenses	530		3,784	4,555	2,678	3,062
Less:
Expenses in excess of limit	—		(64)	(79)	—	(30)
Total Net Expenses	530		3,720	4,476	2,678	3,032
Net Investment Income (Loss)	348		(2,483)	(3,753)	1,156	3,138

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	1,766		22,195	15,588	18,967	29,033
Written options	—		559	—	183	593
Foreign currency exchange transactions	—	*	(118)	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(211)		(37,560)	(51,978)	(50,152)	(54,325)
Written options	4		15	—	(9)	38
Foreign currency exchange transactions	—	*	(52)	—	—	—
Net Realized and Unrealized Gain (Loss)	1,559		(14,961)	(36,390)	(31,011)	(24,661)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,907		$(17,444)	$(40,143)	$(29,855)	$(21,523)

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

166	ANNUAL REPORT	2011

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate
(In thousands)	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$590	$860	$887	$920	$6,025	$5,432
Net realized gain on investments	3,127	1,714	2,848	1,491	18,085	7,718
Net change in unrealized appreciation (depreciation)	(6,554)	7,035	(2,966)	3,222	(32,602)	34,654
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,837)	9,609	769	5,633	(8,492)	47,804
Distributions to Shareholders From:
Net investment income	(860)	(706)	(921)	(526)	(5,439)	(2,179)
Net realized gains	(1,714)	(1,408)	(1,494)	(1,003)	(7,722)	(3,590)
Total Distributions to Shareholders	(2,574)	(2,114)	(2,415)	(1,529)	(13,161)	(5,769)
Capital Share Transactions	(1,034)	3,806	18,872	23,145	142,770	148,928
Net Increase (Decrease) in Net Assets	(6,445)	11,301	17,226	27,249	121,117	190,963
Net Assets, Beginning of Period	71,914	60,613	71,172	43,923	461,252	270,289
Net Assets, End of Period	$65,469	$71,914	$88,398	$71,172	$582,369	$461,252
Undistributed net investment income	$622	$857	$898	$918	$6,208	$5,423

	Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Asset Strategy
(In thousands)	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,021	$4,992	$1,916	$1,853	$8,099	$12,471
Net realized gain (loss) on investments	21,072	8,933	6,164	2,840	32,999	(38,316)
Net change in unrealized appreciation (depreciation)	(49,794)	42,878	(8,303)	8,809	(135,476)	127,543
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,701)	56,803	(223)	13,502	(94,378)	101,698
Distributions to Shareholders From:
Net investment income	(4,989)	(2,776)	(1,857)	(1,009)	(13,548)	(12,441)
Net realized gains	(8,937)	(4,945)	(2,809)	(1,731)	—	—
Total Distributions to Shareholders	(13,926)	(7,721)	(4,666)	(2,740)	(13,548)	(12,441)
Capital Share Transactions	258,708	150,305	47,692	47,868	9,272	111,332
Net Increase (Decrease) in Net Assets	222,081	199,387	42,803	58,630	(98,654)	200,589
Net Assets, Beginning of Period	501,143	301,756	150,883	92,253	1,295,350	1,094,761
Net Assets, End of Period	$723,224	$501,143	$193,686	$150,883	$1,196,696	$1,295,350
Undistributed net investment income	$6,308	$4,976	$1,972	$1,849	$12,386	$11,097

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	167

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Balanced		Bond		Core Equity
(In thousands)	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,293	$5,471	$17,128	$12,081	$2,339	$1,336
Net realized gain on investments	19,494	28,658	8,936	12,819	39,376	34,101
Net change in unrealized appreciation (depreciation)	(12,473)	23,018	14,308	8,676	(33,834)	41,926
Net Increase in Net Assets Resulting from Operations	12,314	57,147	40,372	33,576	7,881	77,363
Distributions to Shareholders From:
Net investment income	(5,478)	(7,059)	(14,862)	(20,719)	(1,489)	(4,025)
Net realized gains	(28,863)	(5,145)	(3,670)	—	(13,328)	—
Total Distributions to Shareholders	(34,341)	(12,204)	(18,532)	(20,719)	(14,817)	(4,025)
Capital Share Transactions	(8,189)	(30,832)	110,535	23,241	(45,992)	(59,856)
Net Increase (Decrease) in Net Assets	(30,216)	14,111	132,375	36,098	(52,928)	13,482
Net Assets, Beginning of Period	375,057	360,946	507,566	471,468	428,612	415,130
Net Assets, End of Period	$344,841	$375,057	$639,941	$507,566	$375,684	$428,612
Undistributed net investment income	$5,277	$5,430	$18,468	$14,822	$2,180	$1,179

	Dividend Opportunities		Energy		Global Bond
(In thousands)	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10(1)
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$4,037	$3,126	$(215)	$(84)	$171	$2
Net realized gain (loss) on investments	12,660	3,442	(715)	(473)	(59)	(5)
Net change in unrealized appreciation (depreciation)	(30,675)	34,683	(6,013)	7,802	(128)	(2)
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,978)	41,251	(6,943)	7,245	(16)	(5)
Distributions to Shareholders From:
Net investment income	(3,119)	(2,410)	—	(90)	(183)	—
Net realized gains	—	—	—	—	—	—
Total Distributions to Shareholders	(3,119)	(2,410)	—	(90)	(183)	—
Capital Share Transactions	63,485	56,260	24,767	5,874	2,208	5,000
Net Increase in Net Assets	46,388	95,101	17,824	13,029	2,009	4,995
Net Assets, Beginning of Period	296,405	201,304	44,371	31,342	4,995	—
Net Assets, End of Period	$342,793	$296,405	$62,195	$44,371	$7,004	$4,995
Undistributed (distributions in excess of) net investment income	$4,020	$3,101	$13	$13	$(6)	$2

(1)	For the period from August 23, 2010 (commencement of operations) through December 31, 2010.

See Accompanying Notes to Financial Statements.

168	ANNUAL REPORT	2011

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Global Natural Resources		Growth		High Income
(In thousands)	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(313)	$(596)	$621	$3,615	$20,934	$18,455
Net realized gain on investments	21,955	13,354	73,560	53,310	8,382	9,204
Net change in unrealized appreciation (depreciation)	(73,490)	19,784	(54,198)	47,386	(16,372)	3,501
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,848)	32,542	19,983	104,311	12,944	31,160
Distributions to Shareholders From:
Net investment income	—	—	(3,556)	(5,368)	(18,585)	(17,048)
Net realized gains	—	—	(32,423)	—	—	—
Total Distributions to Shareholders	—	—	(35,979)	(5,368)	(18,585)	(17,048)
Capital Share Transactions	(446)	11,095	(42,149)	(62,417)	35,176	14,778
Net Increase (Decrease) in Net Assets	(52,294)	43,637	(58,145)	36,526	29,535	28,890
Net Assets, Beginning of Period	235,926	192,289	917,039	880,513	242,801	213,911
Net Assets, End of Period	$183,632	$235,926	$858,894	$917,039	$272,336	$242,801
Undistributed (distributions in excess of) net investment income	$(296)	$(86)	$481	$3,416	$20,759	$18,413

	International Core Equity		International Growth		Limited-Term Bond
(In thousands)	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10(1)
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$11,023	$8,803	$5,515	$3,391	$2,456	$408
Net realized gain (loss) on investments	30,432	49,386	18,887	22,372	(317)	(34)
Net change in unrealized appreciation (depreciation)	(121,964)	14,424	(49,576)	17,082	3,855	(1,608)
Net Increase (Decrease) in Net Assets Resulting from Operations	(80,509)	72,613	(25,174)	42,845	5,994	(1,234)
Distributions to Shareholders From:
Net investment income	(8,611)	(7,010)	(1,401)	(2,599)	(3,627)	—
Net realized gains	—	—	—	—	—	—
Total Distributions to Shareholders	(8,611)	(7,010)	(1,401)	(2,599)	(3,627)	—
Capital Share Transactions	30,382	1,821	(38,321)	29,839	96,731	143,538
Net Increase (Decrease) in Net Assets	(58,738)	67,424	(64,896)	70,085	99,098	142,304
Net Assets, Beginning of Period	580,185	512,761	331,314	261,229	142,304	—
Net Assets, End of Period	$521,447	$580,185	$266,418	$331,314	$241,402	$142,304
Undistributed net investment income	$12,787	$8,569	$5,684	$1,372	$11	$564

(1)	For the period from August 23, 2010 (commencement of operations) through December 31, 2010.

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	169

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Micro Cap Growth		Mid Cap Growth		Money Market
(In thousands)	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(609)	$(505)	$(499)	$9	$41	$95
Net realized gain (loss) on investments	4,398	6,898	20,400	7,525	11	(9)
Net change in unrealized appreciation (depreciation)	(7,362)	9,345	(21,950)	24,460	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,573)	15,738	(2,049)	31,994	52	86
Distributions to Shareholders From:
Net investment income	—	—	(9)	(37)	(41)	(95)
Net realized gains	—	—	(5,204)	—	—	(22)
Total Distributions to Shareholders	—	—	(5,213)	(37)	(41)	(117)
Capital Share Transactions	(5,006)	862	37,782	18,076	45,252	27,101
Net Increase (Decrease) in Net Assets	(8,579)	16,600	30,520	50,033	45,263	27,070
Net Assets, Beginning of Period	54,811	38,211	142,190	92,157	177,933	150,863
Net Assets, End of Period	$46,232	$54,811	$172,710	$142,190	$223,196	$177,933
Distributions in excess of net investment income	$(137)	$(417)	$(5)	$(1)	$—	$—

	Real Estate Securities		Science and Technology		Small Cap Growth
(In thousands)	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$348	$270	$(2,483)	$(1,479)	$(3,753)	$(2,997)
Net realized gain on investments	1,766	4,276	22,636	13,118	15,588	46,256
Net change in unrealized appreciation (depreciation)	(207)	4,510	(37,597)	25,003	(51,978)	52,830
Net Increase (Decrease) in Net Assets Resulting from Operations	1,907	9,056	(17,444)	36,642	(40,143)	96,089
Distributions to Shareholders From:
Net investment income	(308)	(668)	—	—	—	—
Net realized gains	—	—	(11,548)	(9,089)	(3,358)	—
Total Distributions to Shareholders	(308)	(668)	(11,548)	(9,089)	(3,358)	—
Capital Share Transactions	(2,720)	(2,194)	(18,299)	(17,685)	(25,692)	(32,457)
Net Increase (Decrease) in Net Assets	(1,121)	6,194	(47,291)	9,868	(69,193)	63,632
Net Assets, Beginning of Period	39,771	33,577	326,120	316,252	419,337	355,705
Net Assets, End of Period	$38,650	$39,771	$278,829	$326,120	$350,144	$419,337
Undistributed (distributions in excess of) net investment income	$368	$328	$(35)	$(34)	$(46)	$(82)

See Accompanying Notes to Financial Statements.

170	ANNUAL REPORT	2011

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Small Cap Value		Value
(In thousands)	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,156	$1,120	$3,138	$1,486
Net realized gain on investments	19,150	34,256	29,626	31,007
Net change in unrealized appreciation (depreciation)	(50,161)	16,508	(54,287)	18,275
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,855)	51,884	(21,523)	50,768
Distributions to Shareholders From:
Net investment income	(1,076)	(151)	(2,231)	(2,517)
Net realized gains	—	—	—	—
Total Distributions to Shareholders	(1,076)	(151)	(2,231)	(2,517)
Capital Share Transactions	14,526	(4,876)	(5,856)	(8,696)
Net Increase (Decrease) in Net Assets	(16,405)	46,857	(29,610)	39,555
Net Assets, Beginning of Period	244,037	197,180	316,399	276,844
Net Assets, End of Period	$227,632	$244,037	$286,789	$316,399
Undistributed net investment income	$1,186	$1,145	$3,686	$2,847

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	171

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Pathfinder Aggressive
Year ended 12-31-2011	$5.16	$0.04	(3)	$(0.24)	$(0.20)	$(0.06)	$(0.13)	$(0.19)
Year ended 12-31-2010	4.63	0.06		0.63	0.69	(0.05)	(0.11)	(0.16)
Year ended 12-31-2009	3.81	0.05		0.83	0.88	(0.02)	(0.04)	(0.06)
Year ended 12-31-2008(4)	5.00	0.01		(1.20)	(1.19)	—	—	—
Pathfinder Conservative
Year ended 12-31-2011	5.32	0.06	(3)	(0.02)	0.04	(0.07)	(0.11)	(0.18)
Year ended 12-31-2010	5.02	0.06		0.39	0.45	(0.05)	(0.10)	(0.15)
Year ended 12-31-2009	4.45	0.06		0.52	0.58	— *	(0.01)	(0.01)
Year ended 12-31-2008(6)	5.00	0.00		(0.55)	(0.55)	—	—	—
Pathfinder Moderate
Year ended 12-31-2011	5.27	0.06	(3)	(0.13)	(0.07)	(0.06)	(0.08)	(0.14)
Year ended 12-31-2010	4.76	0.06		0.53	0.59	(0.03)	(0.05)	(0.08)
Year ended 12-31-2009	4.06	0.03		0.70	0.73	(0.01)	(0.02)	(0.03)
Year ended 12-31-2008(4)	5.00	0.01		(0.95)	(0.94)	—	—	—
Pathfinder Moderately Aggressive
Year ended 12-31-2011	5.37	0.05	(3)	(0.21)	(0.16)	(0.04)	(0.08)	(0.12)
Year ended 12-31-2010	4.80	0.05		0.63	0.68	(0.04)	(0.07)	(0.11)
Year ended 12-31-2009	4.01	0.04		0.78	0.82	(0.01)	(0.02)	(0.03)
Year ended 12-31-2008(4)	5.00	0.01		(1.00)	(0.99)	—	—	—
Pathfinder Moderately Conservative
Year ended 12-31-2011	5.34	0.06	(3)	(0.06)	0.00	(0.06)	(0.09)	(0.15)
Year ended 12-31-2010	4.94	0.06		0.47	0.53	(0.05)	(0.08)	(0.13)
Year ended 12-31-2009	4.31	0.05		0.60	0.65	(0.01)	(0.01)	(0.02)
Year ended 12-31-2008(7)	5.00	0.01		(0.70)	(0.69)	—	—	—
Asset Strategy
Year ended 12-31-2011	9.91	0.06	(3)	(0.76)	(0.70)	(0.10)	—	(0.10)
Year ended 12-31-2010	9.23	0.09		0.69	0.78	(0.10)	—	(0.10)
Year ended 12-31-2009	8.27	0.08		1.82	1.90	(0.03)	(0.91)	(0.94)
Year ended 12-31-2008	12.32	0.10		(3.29)	(3.19)	(0.05)	(0.81)	(0.86)
Year ended 12-31-2007	9.00	0.09		3.85	3.94	(0.07)	(0.55)	(0.62)
Balanced
Year ended 12-31-2011	9.59	0.14	(3)	0.20	0.34	(0.15)	(0.77)	(0.92)
Year ended 12-31-2010	8.48	0.15		1.26	1.41	(0.17)	(0.13)	(0.30)
Year ended 12-31-2009	7.70	0.17		0.82	0.99	(0.16)	(0.05)	(0.21)
Year ended 12-31-2008	9.76	0.15		(2.20)	(2.05)	(0.01)	— *	(0.01)
Year ended 12-31-2007	8.71	0.14		1.05	1.19	(0.14)	— *	(0.14)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

(4)	For the period from March 4, 2008 (commencement of operations of the Portfolio) through December 31, 2008.

(5)	Annualized.

(6)	For the period from March 13, 2008 (commencement of operations of the Portfolio) through December 31, 2008.

(7)	For the period from March 12, 2008 (commencement of operations of the Portfolio) through December 31, 2008.

172	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Pathfinder Aggressive
Year ended 12-31-2011	$4.77	-4.15%	$65	0.07%		0.85%		—%	—%	18%
Year ended 12-31-2010	5.16	15.53	72	0.08		1.35		—	—	24
Year ended 12-31-2009	4.63	23.32	61	0.10		1.40		—	—	22
Year ended 12-31-2008(4)	3.81	-23.82	43	0.10	(5)	0.44	(5)	—	—	3
Pathfinder Conservative
Year ended 12-31-2011	5.18	0.75	88	0.07		1.17		—	—	24
Year ended 12-31-2010	5.32	9.38	71	0.08		1.65		—	—	26
Year ended 12-31-2009	5.02	12.95	44	0.12		1.66		—	—	27
Year ended 12-31-2008(6)	4.45	-10.94	12	0.39	(5)	0.45	(5)	—	—	2
Pathfinder Moderate
Year ended 12-31-2011	5.06	-1.46	582	0.04		1.15		—	—	16
Year ended 12-31-2010	5.27	12.63	461	0.04		1.52		—	—	18
Year ended 12-31-2009	4.76	17.95	270	0.06		1.35		—	—	18
Year ended 12-31-2008(4)	4.06	-18.74	78	0.09	(5)	0.64	(5)	—	—	—
Pathfinder Moderately Aggressive
Year ended 12-31-2011	5.09	-3.02	723	0.04		0.97		—	—	14
Year ended 12-31-2010	5.37	14.46	501	0.04		1.35		—	—	23
Year ended 12-31-2009	4.80	20.70	302	0.06		1.35		—	—	19
Year ended 12-31-2008(4)	4.01	-19.72	116	0.07	(5)	0.61	(5)	—	—	—
Pathfinder Moderately Conservative
Year ended 12-31-2011	5.19	0.00	194	0.05		1.12		—	—	18
Year ended 12-31-2010	5.34	10.97	151	0.06		1.60		—	—	21
Year ended 12-31-2009	4.94	15.12	92	0.09		1.56		—	—	28
Year ended 12-31-2008(7)	4.31	-13.80	32	0.18	(5)	0.63	(5)	—	—	—
Asset Strategy
Year ended 12-31-2011	9.11	-7.21	1,197	0.99		0.62		1.00	0.61	57
Year ended 12-31-2010	9.91	8.68	1,295	1.02		1.07		1.03	1.06	104
Year ended 12-31-2009	9.23	25.04	1,095	1.05		1.17		1.06	1.16	113
Year ended 12-31-2008	8.27	-25.79	678	1.04		1.02		1.05	1.01	190
Year ended 12-31-2007	12.32	44.11	913	1.03		0.96		1.04	0.95	98
Balanced
Year ended 12-31-2011	9.01	3.31	345	1.01		1.46		—	—	32
Year ended 12-31-2010	9.59	17.11	375	1.01		1.52		—	—	48
Year ended 12-31-2009	8.48	13.23	361	1.03		1.95		—	—	46
Year ended 12-31-2008	7.70	-21.00	378	1.01		1.53		—	—	19
Year ended 12-31-2007	9.76	13.67	559	1.01		1.40		—	—	8

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	173

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Bond
Year ended 12-31-2011	$5.60	$0.17	(3)	$0.22	$0.39	$(0.15)	$(0.04)	$(0.19)
Year ended 12-31-2010	5.50	0.12		0.20	0.32	(0.22)	—	(0.22)
Year ended 12-31-2009	5.34	0.15		0.22	0.37	(0.21)	—	(0.21)
Year ended 12-31-2008	5.33	0.22		(0.20)	0.02	(0.01)	—	(0.01)
Year ended 12-31-2007	5.28	0.24		0.05	0.29	(0.24)	—	(0.24)
Core Equity
Year ended 12-31-2011	11.91	0.07	(3)	0.15	0.22	(0.04)	(0.39)	(0.43)
Year ended 12-31-2010	9.95	0.04		2.02	2.06	(0.10)	—	(0.10)
Year ended 12-31-2009	8.11	0.10		1.83	1.93	(0.09)	—	(0.09)
Year ended 12-31-2008	12.96	0.08		(4.60)	(4.52)	(0.02)	(0.31)	(0.33)
Year ended 12-31-2007	12.55	0.10		1.66	1.76	(0.09)	(1.26)	(1.35)
Dividend Opportunities
Year ended 12-31-2011	6.86	0.09	(3)	(0.41)	(0.32)	(0.07)	—	(0.07)
Year ended 12-31-2010	5.96	0.07		0.90	0.97	(0.07)	—	(0.07)
Year ended 12-31-2009	5.11	0.06		0.84	0.90	(0.05)	—	(0.05)
Year ended 12-31-2008	8.00	0.04		(2.91)	(2.87)	(0.01)	(0.01)	(0.02)
Year ended 12-31-2007	6.97	0.09		1.07	1.16	(0.07)	(0.06)	(0.13)
Energy
Year ended 12-31-2011	6.39	(0.02	)(3)	(0.56)	(0.58)	—	—	—
Year ended 12-31-2010	5.26	(0.01)		1.16	1.15	(0.02)	—	(0.02)
Year ended 12-31-2009	3.74	0.02		1.50	1.52	—	—	—
Year ended 12-31-2008	6.97	(0.01)		(3.21)	(3.22)	— *	(0.01)	(0.01)
Year ended 12-31-2007	4.64	0.02		2.35	2.37	(0.02)	(0.02)	(0.04)
Global Bond
Year ended 12-31-2011	5.00	0.12	(3)	(0.12)	0.00	(0.10)	—	(0.10)
Year ended 12-31-2010(4)	5.00	0.00		0.00	0.00	—	—	—
Global Natural Resources
Year ended 12-31-2011	6.73	(0.01	)(3)	(1.43)	(1.44)	—	—	—
Year ended 12-31-2010	5.75	(0.02)		1.00	0.98	—	—	—
Year ended 12-31-2009	3.31	(0.02)		2.46	2.44	—	—	—
Year ended 12-31-2008	10.08	0.01		(6.23)	(6.22)	(0.11)	(0.44)	(0.55)
Year ended 12-31-2007	7.57	0.01		3.28	3.29	— *	(0.78)	(0.78)
Growth
Year ended 12-31-2011	10.38	0.01	(3)	0.22	0.23	(0.04)	(0.38)	(0.42)
Year ended 12-31-2010	9.28	0.04		1.12	1.16	(0.06)	—	(0.06)
Year ended 12-31-2009	7.55	0.06		1.93	1.99	(0.03)	(0.23)	(0.26)
Year ended 12-31-2008	12.02	0.03		(4.39)	(4.36)	—	(0.11)	(0.11)
Year ended 12-31-2007	9.78	0.00		2.52	2.52	— *	(0.28)	(0.28)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

(4)	For the period from August 23, 2010 (commencement of operations of the Portfolio) through December 31, 2010.

(5)	Annualized.

174	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)		Portfolio Turnover Rate
Bond
Year ended 12-31-2011	$5.80	7.31%	$640	0.77%		3.02%		—%		—%		65%
Year ended 12-31-2010	5.60	6.04	508	0.78		2.25		—		—		49
Year ended 12-31-2009	5.50	7.16	471	0.80		3.56		—		—		30
Year ended 12-31-2008	5.34	0.31	334	0.79		4.38		—		—		29
Year ended 12-31-2007	5.33	5.67	296	0.82		4.57		0.85		4.54		42
Core Equity
Year ended 12-31-2011	11.70	1.66	376	0.96		0.57		1.01		0.52		70
Year ended 12-31-2010	11.91	20.89	429	0.96		0.33		1.01		0.28		100
Year ended 12-31-2009	9.95	24.02	415	0.98		1.01		1.03		0.96		101
Year ended 12-31-2008	8.11	-34.77	402	0.96		0.68		1.01		0.63		105
Year ended 12-31-2007	12.96	14.03	746	0.96		0.68		1.01		0.63		83
Dividend Opportunities
Year ended 12-31-2011	6.47	-4.69	343	1.00		1.30		—		—		45
Year ended 12-31-2010	6.86	16.37	296	1.02		1.37		—		—		44
Year ended 12-31-2009	5.96	17.88	201	1.05		1.48		—		—		31
Year ended 12-31-2008	5.11	-35.91	123	1.07		0.92		—		—		35
Year ended 12-31-2007	8.00	16.72	121	1.04		1.29		—		—		17
Energy
Year ended 12-31-2011	5.81	-9.08	62	1.24		-0.36		—		—		14
Year ended 12-31-2010	6.39	21.96	44	1.28		-0.25		—		—		27
Year ended 12-31-2009	5.26	40.48	31	1.01		0.35		1.33		0.03		15
Year ended 12-31-2008	3.74	-46.15	20	1.14		-0.15		1.31		-0.32		10
Year ended 12-31-2007	6.97	51.30	26	0.52		0.78		1.32		-0.02		13
Global Bond
Year ended 12-31-2011	4.90	0.08	7	0.81		2.45		1.43		1.83		46
Year ended 12-31-2010(4)	5.00	-0.10	5	0.90	(5)	0.09	(5)	1.52	(5)	-0.53	(5)	28
Global Natural Resources
Year ended 12-31-2011	5.29	-21.45	184	1.37		-0.14		—		—		100
Year ended 12-31-2010	6.73	17.06	236	1.37		-0.31		—		—		117
Year ended 12-31-2009	5.75	73.64	192	1.45		-0.56		—		—		101
Year ended 12-31-2008	3.31	-61.46	69	1.43		-0.08		—		—		206
Year ended 12-31-2007	10.08	43.50	165	1.38		0.20		—		—		122
Growth
Year ended 12-31-2011	10.19	2.12	859	0.97		0.07		1.00		0.04		42
Year ended 12-31-2010	10.38	12.58	917	0.97		0.42		1.00		0.39		64
Year ended 12-31-2009	9.28	27.07	881	0.99		0.67		1.02		0.64		59
Year ended 12-31-2008	7.55	-36.27	757	0.97		0.29		1.00		0.26		53
Year ended 12-31-2007	12.02	25.81	1,305	0.97		-0.01		0.99		-0.03		42

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	175

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
High Income
Year ended 12-31-2011	$3.49	$0.28	(3)	$(0.09)	$0.19	$(0.26)	$—	$(0.26)
Year ended 12-31-2010	3.30	0.27		0.19	0.46	(0.27)	—	(0.27)
Year ended 12-31-2009	2.48	0.25		0.84	1.09	(0.27)	—	(0.27)
Year ended 12-31-2008	3.20	0.28		(0.98)	(0.70)	(0.02)	—	(0.02)
Year ended 12-31-2007	3.34	0.27		(0.14)	0.13	(0.27)	—	(0.27)
International Core Equity
Year ended 12-31-2011	17.29	0.32	(3)	(2.68)	(2.36)	(0.26)	—	(0.26)
Year ended 12-31-2010	15.38	0.26		1.86	2.12	(0.21)	—	(0.21)
Year ended 12-31-2009	12.46	0.20		4.01	4.21	(0.49)	(0.80)	(1.29)
Year ended 12-31-2008	22.39	0.51		(9.99)	(9.48)	(0.09)	(0.36)	(0.45)
Year ended 12-31-2007	22.78	0.44		1.81	2.25	(0.39)	(2.25)	(2.64)
International Growth
Year ended 12-31-2011	8.51	0.14	(3)	(0.76)	(0.62)	(0.03)	—	(0.03)
Year ended 12-31-2010	7.49	0.08		1.01	1.09	(0.07)	—	(0.07)
Year ended 12-31-2009	6.01	0.07		1.51	1.58	(0.10)	—	(0.10)
Year ended 12-31-2008	10.75	0.11		(4.64)	(4.53)	(0.02)	(0.19)	(0.21)
Year ended 12-31-2007	9.14	0.06		1.88	1.94	(0.06)	(0.27)	(0.33)
Limited-Term Bond
Year ended 12-31-2011	4.96	0.06	(3)	0.09	0.15	(0.08)	—	(0.08)
Year ended 12-31-2010(4)	5.00	0.02		(0.06)	(0.04)	—	—	—
Micro Cap Growth
Year ended 12-31-2011	22.11	(0.26	)(3)	(1.29)	(1.55)	—	—	—
Year ended 12-31-2010	15.70	(0.21)		6.62	6.41	—	—	—
Year ended 12-31-2009	11.11	(0.17)		4.76	4.59	—	—	—
Year ended 12-31-2008	21.38	(0.21)		(10.06)	(10.27)	—	—	—
Year ended 12-31-2007	20.08	(0.26)		1.56	1.30	—	—	—
Mid Cap Growth
Year ended 12-31-2011	8.69	(0.03	)(3)	0.01	(0.02)	— *	(0.30)	(0.30)
Year ended 12-31-2010	6.61	0.00		2.08	2.08	— *	—	— *
Year ended 12-31-2009	4.51	0.00		2.10	2.10	—	—	—
Year ended 12-31-2008	7.21	0.00		(2.61)	(2.61)	— *	(0.09)	(0.09)
Year ended 12-31-2007	6.56	0.00		0.83	0.83	— *	(0.18)	(0.18)
Money Market
Year ended 12-31-2011	1.00	0.00	(3)	0.00	0.00	— *	—	— *
Year ended 12-31-2010	1.00	0.00		0.00	0.00	— *	— *	— *
Year ended 12-31-2009	1.00	0.01		0.00	0.01	(0.01)	— *	(0.01)
Year ended 12-31-2008	1.00	0.02		0.00	0.02	(0.02)	— *	(0.02)
Year ended 12-31-2007	1.00	0.05		0.00	0.05	(0.05)	—	(0.05)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

(4)	For the period from August 23, 2010 (commencement of operations of the Portfolio) through December 31, 2010.

(5)	Annualized.

176	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)		Portfolio Turnover Rate
High Income
Year ended 12-31-2011	$3.42	5.26%	$272	0.90%		8.01%		0.95%		7.96%		78%
Year ended 12-31-2010	3.49	14.86	243	0.91		8.27		0.96		8.22		108
Year ended 12-31-2009	3.30	46.42	214	0.93		9.15		0.98		9.10		74
Year ended 12-31-2008	2.48	-21.82	147	0.91		8.72		0.96		8.67		37
Year ended 12-31-2007	3.20	3.86	214	0.90		7.90		0.95		7.85		74
International Core Equity
Year ended 12-31-2011	14.67	-13.88	521	1.19		1.96		—		—		100
Year ended 12-31-2010	17.29	14.09	580	1.19		1.70		—		—		107
Year ended 12-31-2009	15.38	36.96	513	1.22		1.58		—		—		142
Year ended 12-31-2008	12.46	-42.26	379	1.18		3.07		—		—		20
Year ended 12-31-2007	22.39	9.88	636	1.18		1.81		—		—		23
International Growth
Year ended 12-31-2011	7.86	-7.32	266	1.15		1.67		1.18		1.64		61
Year ended 12-31-2010	8.51	14.79	331	1.17		1.22		1.20		1.19		75
Year ended 12-31-2009	7.49	26.89	261	1.19		1.34		1.22		1.31		80
Year ended 12-31-2008	6.01	-42.15	159	1.18		1.27		1.21		1.24		96
Year ended 12-31-2007	10.75	21.29	283	1.17		0.63		1.20		0.60		95
Limited-Term Bond
Year ended 12-31-2011	5.03	3.17	241	0.76		1.27		0.84		1.19		55
Year ended 12-31-2010(4)	4.96	-0.85	142	0.76	(5)	0.92	(5)	0.84	(5)	0.84	(5)	15
Micro Cap Growth
Year ended 12-31-2011	20.56	-7.01	46	1.34		-1.20		—		—		57
Year ended 12-31-2010	22.11	40.85	55	1.35		-1.15		—		—		77
Year ended 12-31-2009	15.70	41.29	38	1.42		-1.34		—		—		70
Year ended 12-31-2008	11.11	-48.04	28	1.36		-1.23		—		—		60
Year ended 12-31-2007	21.38	6.49	60	1.32		-1.18		—		—		57
Mid Cap Growth
Year ended 12-31-2011	8.37	-0.56	173	1.16		-0.32		1.18		-0.34		49
Year ended 12-31-2010	8.69	31.56	142	1.17		0.01		1.19		-0.01		44
Year ended 12-31-2009	6.61	46.66	92	1.21		0.03		1.23		0.01		33
Year ended 12-31-2008	4.51	-36.23	49	1.23		-0.06		1.24		-0.07		46
Year ended 12-31-2007	7.21	12.62	57	1.21		0.06		1.24		0.03		31
Money Market
Year ended 12-31-2011	1.00	0.02	223	0.28		0.02		0.47		-0.17		—
Year ended 12-31-2010	1.00	0.08	178	0.42		0.06		0.49		-0.01		—
Year ended 12-31-2009	1.00	1.02	151	0.51		0.99		—		—		—
Year ended 12-31-2008	1.00	2.18	201	0.75		2.01		—		—		—
Year ended 12-31-2007	1.00	4.60	89	0.76		4.51		—		—		—

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	177

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Real Estate Securities
Year ended 12-31-2011	$6.48	$0.06	(3)	$0.26	$0.32	$(0.05)	$—	$(0.05)
Year ended 12-31-2010	5.14	0.05		1.40	1.45	(0.11)	—	(0.11)
Year ended 12-31-2009	4.30	0.11		0.85	0.96	(0.12)	—	(0.12)
Year ended 12-31-2008	6.99	0.11		(2.65)	(2.54)	(0.04)	(0.11)	(0.15)
Year ended 12-31-2007	8.78	0.09		(1.50)	(1.41)	(0.05)	(0.33)	(0.38)
Science and Technology
Year ended 12-31-2011	16.73	(0.13	)(3)	(0.75)	(0.88)	—	(0.60)	(0.60)
Year ended 12-31-2010	15.30	(0.08)		1.96	1.88	—	(0.45)	(0.45)
Year ended 12-31-2009	11.43	0.01		4.73	4.74	—	(0.87)	(0.87)
Year ended 12-31-2008	17.98	(0.03)		(6.08)	(6.11)	—	(0.44)	(0.44)
Year ended 12-31-2007	17.72	(0.07)		4.39	4.32	—	(4.06)	(4.06)
Small Cap Growth
Year ended 12-31-2011	10.53	(0.10	)(3)	(1.00)	(1.10)	—	(0.09)	(0.09)
Year ended 12-31-2010	8.17	(0.07)		2.43	2.36	—	—	—
Year ended 12-31-2009	6.09	(0.06)		2.17	2.11	(0.03)	—	(0.03)
Year ended 12-31-2008	10.24	0.03		(4.05)	(4.02)	—	(0.13)	(0.13)
Year ended 12-31-2007	9.97	(0.06)		1.41	1.35	—	(1.08)	(1.08)
Small Cap Value
Year ended 12-31-2011	16.78	0.08	(3)	(2.21)	(2.13)	(0.08)	—	(0.08)
Year ended 12-31-2010	13.29	0.07		3.43	3.50	(0.01)	—	(0.01)
Year ended 12-31-2009	10.29	0.01		2.99	3.00	—	—	—
Year ended 12-31-2008	14.32	(0.02)		(3.74)	(3.76)	(0.02)	(0.25)	(0.27)
Year ended 12-31-2007	15.69	0.02		(0.67)	(0.65)	— *	(0.72)	(0.72)
Value
Year ended 12-31-2011	6.05	0.06	(3)	(0.50)	(0.44)	(0.04)	—	(0.04)
Year ended 12-31-2010	5.14	0.03		0.93	0.96	(0.05)	—	(0.05)
Year ended 12-31-2009	4.15	0.07		1.01	1.08	(0.09)	—	(0.09)
Year ended 12-31-2008	6.36	0.08		(2.23)	(2.15)	(0.02)	(0.04)	(0.06)
Year ended 12-31-2007	6.74	0.08		0.05	0.13	(0.07)	(0.44)	(0.51)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

178	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Real Estate Securities
Year ended 12-31-2011	$6.75	5.01%	$39	1.33%	0.87%	—%	—%	54%
Year ended 12-31-2010	6.48	28.51	40	1.36	0.75	—	—	67
Year ended 12-31-2009	5.14	23.62	34	1.43	2.54	—	—	62
Year ended 12-31-2008	4.30	-36.04	29	1.31	1.73	—	—	45
Year ended 12-31-2007	6.99	-16.07	48	1.30	1.08	—	—	50
Science and Technology
Year ended 12-31-2011	15.25	-5.77	279	1.16	-0.77	1.18	-0.79	50
Year ended 12-31-2010	16.73	12.75	326	1.16	-0.48	1.18	-0.50	27
Year ended 12-31-2009	15.30	43.84	316	1.19	0.06	1.21	0.04	65
Year ended 12-31-2008	11.43	-33.89	226	1.16	-0.21	1.18	-0.23	62
Year ended 12-31-2007	17.98	24.37	396	1.15	-0.42	1.17	-0.44	73
Small Cap Growth
Year ended 12-31-2011	9.34	-10.60	350	1.14	-0.95	1.16	-0.97	80
Year ended 12-31-2010	10.53	28.85	419	1.14	-0.83	1.16	-0.85	60
Year ended 12-31-2009	8.17	34.72	356	1.17	-0.88	1.19	-0.90	44
Year ended 12-31-2008	6.09	-39.18	290	1.14	0.32	1.16	0.30	82
Year ended 12-31-2007	10.24	13.52	544	1.14	-0.61	1.16	-0.63	101
Small Cap Value
Year ended 12-31-2011	14.57	-12.79	228	1.17	0.50	—	—	59
Year ended 12-31-2010	16.78	26.41	244	1.17	0.54	—	—	78
Year ended 12-31-2009	13.29	29.15	197	1.21	0.05	—	—	100
Year ended 12-31-2008	10.29	-26.13	150	1.18	-0.14	—	—	110
Year ended 12-31-2007	14.32	-4.13	205	1.18	0.17	—	—	122
Value
Year ended 12-31-2011	5.57	-7.32	287	1.00	1.04	1.01	1.03	60
Year ended 12-31-2010	6.05	18.71	316	1.01	0.52	1.02	0.51	51
Year ended 12-31-2009	5.14	26.64	277	1.04	1.45	1.05	1.44	73
Year ended 12-31-2008	4.15	-33.81	231	1.01	1.52	1.02	1.51	48
Year ended 12-31-2007	6.36	1.90	364	1.01	1.12	1.02	1.11	51

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	179

NOTES TO FINANCIAL STATEMENTS

Ivy Funds VIP	DECEMBER 31, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Ivy Funds Variable Insurance Portfolios, a Delaware statutory trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust is divided into 26 series (each a Portfolio). The assets belonging to each Portfolio, except Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (collectively, the Pathfinder Portfolios), are held separately by the custodian. The investment objective, policies and risk factors of each Portfolio are described more fully in the Prospectus and Statement of Additional Information. Each Portfolio’s investment adviser is Waddell & Reed Investment Management Company (WRIMCO).

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Investments Valuation. Each Portfolio’s investments are reported at fair value. Each Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the NYSE), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter (OTC) equity securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices.

Security prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board of Trustees. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Precious metals are valued at the last traded spot price prior to the close of the NYSE.

Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. OTC options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Mutual funds, including investment funds, typically are valued at the net asset value reported as of the valuation date.

Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE.

Senior loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service.

Short-term securities with maturities of 60 days or less and all securities held by Money Market are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. WRIMCO, pursuant to procedures adopted by the Board of Trustees, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which market values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board of Trustees.

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – unadjusted quoted prices in active markets for identical securities

180	ANNUAL REPORT	2011

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Portfolio’s own assumptions in determining the fair value of investments)

A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Portfolio.

Transfers from Level 2 to Level 3 occurred generally due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred generally due to the increased availability of observable market data due to increased market activity or information. Transfers in and out of Level 3 represent the value at the later of the beginning of the period or the purchase date of the security. There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2011.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of December 31, 2011, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments.

The Portfolios may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

Securities’ values included in the Level 3 reconciliations have been primarily determined through the use of a single quote (or multiple quotes) from dealer(s) in the securities using proprietary valuation models. These quotes involve significant unobservable inputs, and thus the related securities are classified as Level 3 investments.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Securities on a When-Issued or Delayed Delivery Basis. Certain Portfolios may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Portfolio on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Portfolio’s net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield WRIMCO, or the Portfolio’s investment subadvisor, as applicable, consider advantageous. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Senior Loans. Certain Portfolios may invest in senior secured corporate loans (senior loans) either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. Senior loans are generally made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities. Senior loans are generally readily marketable, but some loans may be illiquid or may be subject to some restrictions on resale. Certain senior loans contain provisions that obligate a Portfolio to fund future commitments at the borrower’s discretion.

Interest-Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

2011	ANNUAL REPORT	181

Credit Risk. Certain Portfolios may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolios may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Foreign Currency Translation. Each Portfolio’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Repurchase Agreements. Each Portfolio may purchase securities subject to repurchase agreements, which are instruments under which the Portfolio purchases a security, and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the agreement, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Investments with Off-Balance Sheet Risk. Certain Portfolios may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (SEC) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Portfolio will segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted in the Schedule of Investments.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the year ended December 31, 2011, management believes that no liability for unrecognized tax positions is required. The Portfolios are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2007.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Custodian Fees. “Custodian fees” in the Statement of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio, at a rate equal to the custodian’s prime rate less 150 basis points. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees and Chief Compliance Officer Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Portfolios are shown on the Statement of Operations.

182	ANNUAL REPORT	2011

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Concentration of Risk. Certain Portfolios may have a concentration of risk, which includes, but is not limited to, investing in international securities. International investing involves additional risks including, but not limited to, currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

New Accounting Pronouncements. In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Portfolios’ financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Portfolios’ financial statements.

Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as each Portfolio’s investment adviser. The management fee is accrued daily by each Portfolio, except the Pathfinder Portfolios, at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Asset Strategy	0.700%	0.700%	0.650%	0.650%	0.600%	0.550%
Balanced	0.700	0.700	0.650	0.650	0.600	0.550
Bond	0.525	0.500	0.450	0.400	0.400	0.400
Core Equity	0.700	0.700	0.650	0.650	0.600	0.550
Dividend Opportunities	0.700	0.700	0.650	0.650	0.600	0.550
Energy	0.850	0.850	0.830	0.830	0.800	0.760
Global Bond	0.625	0.600	0.550	0.500	0.500	0.500
Global Natural Resources	1.000	0.850	0.830	0.830	0.800	0.760
Growth	0.700	0.700	0.650	0.650	0.600	0.550
High Income	0.625	0.600	0.550	0.500	0.500	0.500
International Core Equity	0.850	0.850	0.830	0.830	0.800	0.760
International Growth	0.850	0.850	0.830	0.830	0.800	0.760
Limited-Term Bond	0.500	0.450	0.400	0.350	0.350	0.350
Micro Cap Growth	0.950	0.950	0.930	0.930	0.900	0.860
Mid Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760
Money Market	0.400	0.400	0.400	0.400	0.400	0.400
Real Estate Securities	0.900	0.900	0.870	0.870	0.840	0.800
Science and Technology	0.850	0.850	0.830	0.830	0.800	0.760
Small Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760
Small Cap Value	0.850	0.850	0.830	0.830	0.800	0.760
Value	0.700	0.700	0.650	0.650	0.600	0.550

2011	ANNUAL REPORT	183

Effective October 1, 2006, under terms of a settlement agreement, the fee is payable at the following annual rates for those Portfolios included in the settlement agreement until September 30, 2016:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Asset Strategy	0.690%	0.690%	0.650%	0.650%	0.600%	0.550%
Bond	0.485	0.500	0.450	0.400	0.400	0.400
Core Equity	0.650	0.650	0.650	0.650	0.600	0.550
Growth	0.670	0.670	0.650	0.650	0.600	0.550
High Income	0.575	0.600	0.550	0.500	0.500	0.500
International Growth	0.820	0.820	0.830	0.830	0.800	0.760
Mid Cap Growth	0.830	0.830	0.830	0.830	0.800	0.760
Science and Technology	0.830	0.830	0.830	0.830	0.800	0.760
Small Cap Growth	0.830	0.830	0.830	0.830	0.800	0.760
Value	0.690	0.690	0.650	0.650	0.600	0.550

Effective August 6, 2007, the fee is contractually payable by Bond as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Bond	0.475%	0.475%	0.450%	0.400%	0.400%	0.400%

The Pathfinder Portfolios pay no management fees; however, WRIMCO receives management fees from the underlying funds.

WRIMCO has agreed to waive a Portfolio’s investment management fee on any Portfolio, except the Pathfinder Portfolios, that is not subadvised on any day that the Portfolio’s net assets are less than $25 million, subject to WRIMCO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers for more information.

WRIMCO has entered into Subadvisory Agreements with the following entities on behalf of certain Portfolios:

Under agreements between WRIMCO and the named entities, the following serve as subadvisors to certain Portfolios: Mackenzie Financial Corporation serves as subadvisor to Global Natural Resources. Wall Street Associates serves as subadvisor to Micro Cap Growth. Advantus Capital Management, Inc. serves as subadvisor to Real Estate Securities. Each subadvisor makes investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of WRIMCO and the Board of Trustees. WRIMCO pays all costs applicable of the subadvisors.

Accounting Services Fees. The Trust has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio (excluding Pathfinder Portfolios) pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Under the Accounting Services Agreement, each Pathfinder Portfolio pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$5.75	$11.55	$17.75	$24.20	$31.60	$41.25	$48.15	$60.80	$74.25

Administrative Fee. Each Portfolio also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

Service Plan. Under a Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act, each Portfolio, except Money Market and the Pathfinder Portfolios, may pay a service fee to W&R in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

184	ANNUAL REPORT	2011

Expense Reimbursements and/or Waivers. During the year ended December 31, 2011, the following amounts were waived as a result of the reduced management fees related to the settlement agreement:

Asset Strategy	$100
Core Equity	206
Growth	269
High Income	131
International Growth	99
Mid Cap Growth	32
Science and Technology	64
Small Cap Growth	79
Value	30

Effective January 28, 2010, WRIMCO has voluntarily agreed to reimburse sufficient expenses of Money Market to maintain a minimum annualized yield of 0.02%. For the year ended December 31, 2011, expenses in the amount of $389 were reimbursed. This reimbursement serves to reduce shareholder servicing.

For the period from August 23, 2010 through August 31, 2011, W&R and/or WRSCO have contractually agreed to reimburse sufficient expenses of Limited-Term Bond to cap the expenses for the Portfolio at 0.76%. For the period from September 1, 2011 through January 31, 2012, W&R and/or WRSCO have voluntarily agreed to reimburse sufficient expenses of Limited-Term Bond to cap the expenses for the Portfolio at 0.76%. For the year ended December 31, 2011, expenses in the amount of $156 were reimbursed. This reimbursement serves to reduce 12b-1 fees and/or accounting services fees.

During the year ended December 31, 2011, the following amounts were waived as a result of the reduced management fees related to the voluntary waiver of management fee to any Portfolio, excluding Pathfinder Portfolios, having less than $25 million in net assets:

Global Bond	$44

Any amounts due to the Portfolios as a reimbursement but not paid as of December 31, 2011 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

3.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended December 31, 2011, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Pathfinder Aggressive	$—	$12,422	$—	$14,903
Pathfinder Conservative	—	35,921	—	18,139
Pathfinder Moderate	—	222,259	—	83,220
Pathfinder Moderately Aggressive	—	346,246	—	90,425
Pathfinder Moderately Conservative	—	77,088	—	30,405
Asset Strategy	—	641,413	—	670,040
Balanced	—	114,250	1,725	157,601
Bond	202,396	268,143	174,889	180,287
Core Equity	—	287,961	—	346,600
Dividend Opportunities	—	178,315	—	133,558
Energy	—	31,564	—	8,144
Global Bond	349	4,123	2,595	196
Global Natural Resources	—	207,270	—	204,929
Growth	—	373,509	—	483,570
High Income	—	232,612	—	195,173
International Core Equity	—	572,984	—	544,412
International Growth	—	184,597	—	234,348
Limited-Term Bond	73,035	128,530	62,570	37,315
Micro Cap Growth	—	28,071	—	35,458
Mid Cap Growth	—	103,324	—	75,358
Money Market	—	—	—	—
Real Estate Securities	—	21,284	—	22,878
Science and Technology	—	157,485	—	201,798
Small Cap Growth	—	308,520	—	337,235
Small Cap Value	—	126,030	—	134,517
Value	—	176,572	—	187,332

2011	ANNUAL REPORT	185

4.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2011 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Pathfinder Aggressive	$68,073	$1,262	$3,858	$(2,596)
Pathfinder Conservative	85,108	3,033	99	2,934
Pathfinder Moderate	565,143	19,945	2,547	17,398
Pathfinder Moderately Aggressive	714,186	17,181	7,438	9,743
Pathfinder Moderately Conservative	187,462	6,762	706	6,056
Asset Strategy	1,034,389	217,052	54,876	162,176
Balanced	276,783	70,393	3,621	66,772
Bond	610,268	30,641	7,012	23,629
Core Equity	332,991	54,712	12,111	42,601
Dividend Opportunities	321,269	31,529	11,152	20,377
Energy	60,628	7,471	6,013	1,458
Global Bond	7,032	51	174	(123)
Global Natural Resources	216,310	11,959	45,392	(33,433)
Growth	719,433	149,980	15,619	134,361
High Income	275,520	4,812	12,560	(7,748)
International Core Equity	569,895	19,492	72,509	(53,017)
International Growth	267,675	13,851	23,038	(9,187)
Limited-Term Bond	236,863	2,942	695	2,247
Micro Cap Growth	42,207	8,520	4,400	4,120
Mid Cap Growth	159,704	24,877	11,650	13,227
Money Market	217,688	—	—	—
Real Estate Securities	35,960	4,533	1,922	2,611
Science and Technology	262,212	49,162	31,453	17,709
Small Cap Growth	333,017	56,159	38,906	17,253
Small Cap Value	230,201	16,757	19,934	(3,177)
Value	301,277	22,524	37,853	(15,329)

For Federal income tax purposes, the Portfolios’ distributed and undistributed earnings and profit for the year ended December 31, 2011 and the post-October and late-year ordinary activity were as follows:

Portfolio	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Pathfinder Aggressive	$1,022	$775	$1,552	$2,939	$—	$—	$—
Pathfinder Conservative	1,231	896	1,184	2,834	—	—	—
Pathfinder Moderate	6,754	6,330	6,406	17,759	—	—	—
Pathfinder Moderately Aggressive	6,751	6,508	7,175	20,571	—	—	—
Pathfinder Moderately Conservative	2,451	2,024	2,215	6,039	—	—	—
Asset Strategy	13,548	13,792	—	—	—	10,648	—
Balanced	10,690	5,320	23,651	19,279	—	—	—
Bond	14,862	18,937	3,669	4,252	—	—	—
Core Equity	5,896	9,027	8,922	31,793	—	—	—
Dividend Opportunities	3,119	4,027	—	—	—	1,661	—
Energy	—	—	—	—	—	—	—
Global Bond	183	1	—	—	—	—	—
Global Natural Resources	—	—	—	10,942	—	—	121
Growth	3,556	13,988	32,422	59,232	—	—	—
High Income	18,585	21,216	—	—	—	—	—
International Core Equity	8,611	12,817	—	4,648	—	—	—
International Growth	1,401	5,709	—	18,660	—	—	—
Limited-Term Bond	3,627	18	—	—	—	—	—
Micro Cap Growth	—	—	—	3,947	—	—	—
Mid Cap Growth	1,567	907	3,645	18,940	—	—	—
Money Market	41	3	—	—	—	—	—
Real Estate Securities	308	307	—	—	—	—	—
Science and Technology	4,082	—	7,466	22,377	—	2,206	—
Small Cap Growth	2,293	8,252	1,064	—	—	—	—
Small Cap Value	1,076	1,030	—	15,438	—	—	—
Value	2,231	3,367	—	26,325	—	—	—

186	ANNUAL REPORT	2011

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

Accumulated capital losses represent net capital loss carryovers as of December 31, 2011 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Portfolio’s first fiscal year end subject to the Modernization Act is December 31, 2011. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable portfolios electing to be taxed as a RIC during the year ended December 31, 2011:

	Pre-Enactment							Post-Enactment
Portfolio	2012	2013	2014	2015	2016	2017	2018	Short- Term Capital Loss Carryover	Long- Term Capital Loss Carryover
Pathfinder Aggressive	$—	$—	$—	$—	$—	$—	$—	$—	$—
Pathfinder Conservative	—	—	—	—	—	—	—	—	—
Pathfinder Moderate	—	—	—	—	—	—	—	—	—
Pathfinder Moderately Aggressive	—	—	—	—	—	—	—	—	—
Pathfinder Moderately Conservative	—	—	—	—	—	—	—	—	—
Asset Strategy	—	—	—	—	—	23,077	46,718	—	—
Balanced	—	—	—	—	—	—	—	—	—
Bond	—	—	—	—	—	1,936	—	—	—
Core Equity	—	—	—	—	—	—	—	—	—
Dividend Opportunities	—	—	—	—	—	2,994	—	—	—
Energy	—	—	—	—	1,276	1,950	432	734	—
Global Bond	—	—	—	—	—	—	—	31	39
Global Natural Resources	—	—	—	—	—	—	—	—	—
Growth	—	—	—	—	—	—	—	—	—
High Income	—	—	—	—	1,821	12,096	—	—	—
International Core Equity	—	—	—	—	—	—	—	—	—
International Growth	—	—	—	—	—	—	—	—	—
Limited-Term Bond	—	—	—	—	—	—	96	995	—
Micro Cap Growth	—	—	—	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—	—	—	—
Money Market	—	—	—	—	—	—	—	—	—
Real Estate Securities	—	—	—	—	—	4,369	—	—	—
Science and Technology	—	—	—	—	—	—	—	—	—
Small Cap Growth	—	—	—	—	—	—	—	—	—
Small Cap Value	—	—	—	—	—	—	—	—	—
Value	—	—	—	—	—	—	—	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, post-October capital losses, late-year ordinary losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. Reclassifications of these differences are periodically made to align financial reporting with tax reporting. At December 31, 2011, the following reclassifications were made: Asset Strategy reclassified permanent differences relating to differing treatments of currency option income and foreign currency gains and losses; Balanced reclassified permanent differences relating to differing treatments of mortgage-backed security paydowns; Bond reclassified permanent differences relating to differing treatments of mortgage-backed security paydowns; Core Equity reclassified permanent differences relating to differing treatments of partnership transactions; Energy reclassified permanent differences relating to differing treatments of net operating losses and partnership transactions; Global Bond reclassified permanent differences relating to differing treatments of forward foreign currency contract gains and losses and non-deductible stock issuance costs; Global Natural Resources reclassified permanent differences relating to differing treatments of PFIC transactions, partnership transactions and net operating losses; High Income reclassified permanent differences relating to differing treatments of partnership transactions, foreign currency gains and losses and forward foreign currency contract gains and losses; International Core Equity reclassified permanent differences relating to differing treatments of PFIC

2011	ANNUAL REPORT	187

transactions; International Growth reclassified permanent differences relating to differing treatments of PFIC transactions; Limited-Term Bond reclassified permanent differences relating to differing treatments of mortgage-backed security paydowns and non-deductible stock issuance costs; Micro Cap Growth reclassified permanent differences relating to differing treatments of net operating losses and PFIC transactions; Mid Cap Growth reclassified permanent differences relating to differing treatments of net operating losses and partnership transactions; Science and Technology reclassified permanent differences relating to differing treatments of net operating losses; Small Cap Growth reclassified permanent differences relating to differing treatments of net operating losses, PFIC transactions and expiring capital loss carryovers; Small Cap Value reclassified permanent differences relating to differing treatments of partnership transactions; Value reclassified permanent differences relating to differing treatments of partnership transactions.

5.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Pathfinder Aggressive				Pathfinder Conservative
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	754	$3,703	1,190	$5,577	5,051	$26,177	5,588	$28,151
Shares issued in reinvestment of distributions to shareholders	504	2,574	494	2,114	459	2,415	317	1,529
Shares redeemed	(1,467)	(7,311)	(836)	(3,885)	(1,824)	(9,720)	(1,286)	(6,535)
Net increase (decrease)	(209)	$(1,034)	848	$3,806	3,686	$18,872	4,619	$23,145

	Pathfinder Moderate				Pathfinder Moderately Aggressive
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	27,197	$140,878	30,833	$149,453	47,692	$253,246	29,744	$147,232
Shares issued in reinvestment of distributions to shareholders	2,497	13,161	1,265	5,769	2,582	13,926	1,699	7,721
Shares redeemed	(2,177)	(11,269)	(1,306)	(6,294)	(1,611)	(8,464)	(957)	(4,648)
Net increase	27,517	$142,770	30,792	$148,928	48,663	$258,708	30,486	$150,305

	Pathfinder Moderately Conservative				Asset Strategy
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	9,699	$51,164	10,102	$50,636	26,789	$266,977	35,409	$324,411
Shares issued in reinvestment of distributions to shareholders	876	4,666	579	2,740	1,294	13,548	1,466	12,441
Shares redeemed	(1,523)	(8,138)	(1,098)	(5,508)	(27,376)	(271,253)	(24,854)	(225,520)
Net increase	9,052	$47,692	9,583	$47,868	707	$9,272	12,021	$111,332

	Balanced				Bond
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,502	$13,820	1,350	$11,755	32,896	$186,505	31,026	$171,807
Shares issued in connection with merger of Mortgage Securities	N/A	N/A	N/A	N/A	—	—	6,957	37,277
Shares issued in reinvestment of distributions to shareholders	3,690	34,341	1,447	12,204	3,353	18,532	3,852	20,719
Shares redeemed	(6,057)	(56,350)	(6,253)	(54,791)	(16,709)	(94,502)	(36,854)	(206,562)
Net increase (decrease)	(865)	$(8,189)	(3,456)	$(30,832)	19,540	$110,535	4,981	$23,241

188	ANNUAL REPORT	2011

	Core Equity				Dividend Opportunities
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,465	$17,770	1,150	$12,062	15,029	$99,647	12,577	$75,265
Shares issued in reinvestment of distributions to shareholders	1,186	14,817	398	4,025	437	3,119	418	2,410
Shares redeemed	(6,530)	(78,579)	(7,276)	(75,943)	(5,727)	(39,281)	(3,540)	(21,415)
Net increase (decrease)	(3,879)	$(45,992)	(5,728)	$(59,856)	9,739	$63,485	9,455	$56,260

	Energy				Global Bond
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	6,143	$40,019	2,567	$14,041	1,114	$5,562	1,000	$5,000
Shares issued in reinvestment of distributions to shareholders	—	—	18	90	37	183	—	—
Shares redeemed	(2,384)	(15,252)	(1,606)	(8,257)	(722)	(3,537)	—	—
Net increase	3,759	$24,767	979	$5,874	429	$2,208	1,000	$5,000

	Global Natural Resources				Growth
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	11,567	$74,949	12,030	$68,096	5,768	$59,670	6,395	$59,055
Shares issued in reinvestment of distributions to shareholders	—	—	—	—	3,414	35,979	597	5,368
Shares redeemed	(11,893)	(75,395)	(10,421)	(57,001)	(13,265)	(137,798)	(13,528)	(126,840)
Net increase (decrease)	(326)	$(446)	1,609	$11,095	(4,083)	$(42,149)	(6,536)	$(62,417)

	High Income				International Core Equity
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	21,357	$73,993	11,203	$37,492	4,842	$77,494	3,438	$52,082
Shares issued in reinvestment of distributions to shareholders	5,390	18,585	5,417	17,048	488	8,611	512	7,010
Shares redeemed	(16,665)	(57,402)	(11,888)	(39,762)	(3,353)	(55,723)	(3,723)	(57,271)
Net increase	10,082	$35,176	4,732	$14,778	1,977	$30,382	227	$1,821

	International Growth				Limited-Term Bond
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	9,633	$79,961	8,412	$62,603	23,597	$118,574	28,755	$143,791
Shares issued in reinvestment of distributions to shareholders	155	1,401	384	2,599	723	3,627	—	—
Shares redeemed	(14,811)	(119,683)	(4,729)	(35,363)	(5,063)	(25,470)	(50)	(253)
Net increase (decrease)	(5,023)	$(38,321)	4,067	$29,839	19,257	$96,731	28,705	$143,538

2011	ANNUAL REPORT	189

	Micro Cap Growth				Mid Cap Growth
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	295	$6,317	467	$8,405	7,638	$65,970	4,742	$34,588
Shares issued in reinvestment of distributions to shareholders	—	—	—	—	567	5,213	5	37
Shares redeemed	(525)	(11,323)	(422)	(7,543)	(3,927)	(33,401)	(2,331)	(16,549)
Net increase (decrease)	(230)	$(5,006)	45	$862	4,278	$37,782	2,416	$18,076

	Money Market				Real Estate Securities
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	126,739	$126,739	90,041	$90,041	736	$4,905	715	$4,170
Shares issued in reinvestment of distributions to shareholders	41	41	185	185	43	308	120	668
Shares redeemed	(81,528)	(81,528)	(63,125)	(63,125)	(1,196)	(7,933)	(1,231)	(7,032)
Net increase (decrease)	45,252	$45,252	27,101	$27,101	(417)	$(2,720)	(396)	$(2,194)

	Science and Technology				Small Cap Growth
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	2,792	$47,699	2,705	$41,361	4,214	$42,499	2,825	$24,848
Shares issued in reinvestment of distributions to shareholders	652	11,548	626	9,088	293	3,358	—	—
Shares redeemed	(4,650)	(77,546)	(4,512)	(68,134)	(6,846)	(71,549)	(6,527)	(57,305)
Net decrease	(1,206)	$(18,299)	(1,181)	$(17,685)	(2,339)	$(25,692)	(3,702)	$(32,457)

	Small Cap Value				Value
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	3,199	$48,514	1,992	$28,232	6,953	$40,071	5,541	$29,648
Shares issued in reinvestment of distributions to shareholders	63	1,076	10	151	349	2,231	472	2,517
Shares redeemed	(2,181)	(35,064)	(2,302)	(33,259)	(8,100)	(48,158)	(7,548)	(40,861)
Net increase (decrease)	1,081	$14,526	(300)	$(4,876)	(798)	$(5,856)	(1,535)	$(8,696)

6.	DERIVATIVE INSTRUMENTS ($ amounts in thousands)

The following disclosures contain information on why and how the Portfolios use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Portfolios’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may enter into forward foreign currency contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Risks to a Portfolio related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Portfolio’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

190	ANNUAL REPORT	2011

Futures Contracts. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may engage in buying and selling futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified in the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, there may be an illiquid market where the Portfolio is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.

Swap Agreements. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may invest in swap agreements.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The creditworthiness of firms with which a Portfolio enters into a swap agreement is monitored by WRIMCO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Portfolio may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Option Contracts. Options purchased by a Portfolio are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Portfolio has realized a gain or loss. For each Portfolio, when a written put is exercised, the cost basis of the securities purchased by a Portfolio is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Portfolio’s exposure to the underlying security (or basket of securities). With written options, there may be times when a Portfolio will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Portfolio, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Portfolio enters into OTC option transactions with counterparties, the Portfolio will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Collateral. A Portfolio may mitigate credit risk through credit support annexes (CSA) included with an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement, which is the standard contract governing most derivative transactions between the Portfolio and each of its counterparties. The CSA allows the Portfolio and its counterparty to offset certain derivative financial instruments’ payables and/or receivables with collateral, which is generally held by the Portfolio’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

Objectives and Strategies

Asset Strategy. The Portfolio’s objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to various equity markets, managing exposure to various foreign currencies, and hedging certain event risks on

2011	ANNUAL REPORT	191

positions held by the Portfolio. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Portfolio utilized futures, total return swaps and option contracts, both written and purchased, on foreign and domestic equity indices. To manage foreign currency exposure, the Portfolio utilized forward contracts and option contracts, both written and purchased, to either increase or decrease exposure to a given currency. To manage event risks, the Portfolio utilized short futures on foreign and domestic equity indices and option contracts, both written and purchased, on individual equity securities owned by the Portfolio.

Global Bond. The Portfolio’s objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Portfolio utilized forward contracts to either hedge a position held by the Portfolio, to gain exposure to a currency where a foreign bond is not available, or to take a fundamental position long or short in a particular currency.

Global Natural Resources. The Portfolio’s objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to specific sectors or companies, and managing the exposure to various foreign currencies. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Portfolio utilized futures on equity indices and purchased option contracts on individual equity securities and exchange-traded funds. To manage foreign currency exposure, the Portfolio utilized forward contracts to either increase or decrease exposure to a given currency.

High Income. The Portfolio’s objective in using derivatives during the period was to hedge the exposure to foreign currencies from securities held in the portfolio. To achieve this objective, the Portfolio utilized forward contracts.

International Core Equity. The Portfolio’s objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Portfolio utilized forward contracts to either increase or decrease exposure to a given currency.

International Growth. The Portfolio’s objectives in using derivatives during the period included managing the exposure to various foreign currencies and gaining exposure to certain individual securities that are not available for direct purchase. To manage foreign currency exposure, the Portfolio utilized forward contracts to either increase or decrease exposure to a given currency. To gain exposure to certain individual securities, the Portfolio utilized total return swaps.

Mid Cap Growth. The Portfolio’s objectives in using derivatives during the period included gaining exposure to certain sectors, hedging certain event risks on positions held by the Portfolio and hedging market risk on equity securities. To achieve these objectives, the Portfolio utilized options, both written and purchased, on either an index or on individual or baskets of equity securities.

Real Estate Securities. The Portfolio’s objectives in using derivatives during the period included generating additional income from written option premiums and to facilitate trading in certain securities. To achieve these objectives, the Portfolio utilized written options on individual equity securities.

Science and Technology. The Portfolio’s objective in using derivatives during the period was to hedge market risk on securities in its portfolio. To achieve this objective, the Portfolio utilized options, both written and purchased, on individual equity securities owned by the Portfolio and on domestic equity indices.

Small Cap Value. The Portfolio’s objectives in using derivatives during the period included generating additional income from written option premiums and gaining exposure to, or facilitate trading in, certain securities. To achieve these objectives, the Portfolio utilized written options on individual equity securities.

Value. The Portfolio’s objectives in using derivatives during the period included generating additional income from written option premiums and gaining exposure to, or facilitate trading in, certain securities. To achieve these objectives, the Portfolio utilized written options on individual equity securities.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of December 31, 2011:

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Asset Strategy	Equity	Investments in unaffiliated securities at market value*	$748	Written options at market value	$1,241
	Foreign currency	Investments in unaffiliated securities at market value*	2,458	Written options at market value	831
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	4,447
Global Bond	Foreign currency	Unrealized appreciation on forward foreign currency contracts	19	Unrealized depreciation on forward foreign currency contracts	26

192	ANNUAL REPORT	2011

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Global Natural Resources	Equity	Investments in unaffiliated securities at market value*	$12,859	Unrealized depreciation on futures contracts**	$65
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	340	Unrealized depreciation on forward foreign currency contracts	20
High Income	Foreign currency	Unrealized appreciation on forward foreign currency contracts	530	Unrealized depreciation on forward foreign currency contracts	6
International Core Equity	Foreign currency	Unrealized appreciation on forward foreign currency contracts	126
International Growth	Equity			Unrealized depreciation on swap agreements	49
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	2,257
Mid Cap Growth	Equity	Investments in unaffiliated securities at market value*	1	Written options at market value	37
Real Estate Securities	Equity			Written options at market value	15
Science and Technology	Equity			Written options at market value	150
Value	Equity			Written options at market value	213

* Purchased options are reported as investments in unaffiliated securities and are reflected in the accompanying Schedule of Investments.

** The fair value presented represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected in the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of December 31, 2011.

Amount of realized gain (loss) on derivatives shown in the Statement of Operations for the year ended December 31, 2011:

		Net realized gain (loss) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Asset Strategy	Equity	$(43,951)	$1,332	$(9,555)	$12,978	$ —	$(39,196)
	Foreign currency	1,615	—	—	1,161	(16,340)	(13,564)
Global Bond	Foreign currency	—	—	—	—	2	2
Global Natural Resources	Equity	2,014	—	(1,182)	—	—	832
	Foreign currency	—	—	—	—	(864)	(864)
High Income	Foreign currency	—	—	—	—	132	132
International Core Equity	Foreign currency	—	—	—	—	3,968	3,968
International Growth	Equity	—	85	—	—	—	85
	Foreign currency	—	—	—	—	(2,123)	(2,123)
Mid Cap Growth	Equity	(326)	—	—	422	—	96
Science and Technology	Equity	(1,328)	—	—	559	—	(769)
Small Cap Value	Equity	—	—	—	183	—	183
Value	Equity	—	—	—	593	—	593

Change in unrealized appreciation (depreciation) on derivatives shown in the Statement of Operations for the year ended December 31, 2011:

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Asset Strategy	Equity	$ (982)	$(15)	$ —	$ 677	$ —	$ (320)
	Foreign currency	475	—	—	1,015	6,917	8,407
Global Bond	Foreign currency	—	—	—	—	(7)	(7)
Global Natural Resources	Equity	(6,186)	—	127	—	—	(6,059)
	Foreign currency	—	—	—	—	555	555
High Income	Foreign currency	—	—	—	—	516	516
International Core Equity	Foreign currency	—	—	—	—	127	127

2011	ANNUAL REPORT	193

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts		Written options	Forward foreign currency contracts	Total
International Growth	Equity Foreign currency	$ — —	$(208 —)	$	— —	$ — —	$ — 3,061	$ (208) 3,061
Mid Cap Growth	Equity	(22)	—		—	216	—	194
Real Estate Securities	Equity	—	—		—	4	—	4
Science and Technology	Equity	—	—		—	15	—	15
Small Cap Value	Equity	—	—		—	(9)	—	(9)
Value	Equity	—	—		—	38	—	38

During the year ended December 31, 2011, the average derivative volume was as follows:

Portfolio	Long forward contracts(1)	Short forward contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(2)	Written options(2)
Asset Strategy	$192,730	$193,698	$—	$13,101	81	6,042	4,631
Global Bond	611	621	—	—	—	—	—
Global Natural Resources	36,857	37,128	—	26,245	—	11,270	—
High Income	5,766	5,664	—	—	—	—	—
International Core Equity	21,623	21,454	—	—	—	—	—
International Growth	20,163	20,123	—	—	913,890	—	—
Mid Cap Growth	—	—	—	—	—	337	637
Real Estate Securities	—	—	—	—	—	—	13
Science and Technology	—	—	—	—	—	105	407
Small Cap Value	—	—	—	—	—	—	2,844
Value	—	—	—	—	—	—	5,802

(1)	Average market value outstanding during the period.
(2)	Average number of contracts outstanding during the period.

7.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate a Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2011, High Income had outstanding bridge loan commitments of $11,200. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest and amortization from unaffiliated securities in the Statements of Operations.

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2011 follows:

	12-31-10 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received		12-31-11 Share Balance	12-31-11 Market Value
Asset Strategy
Vietnam Azalea Fund Limited(2)	300	$—	$1,982	$(1,285)	$—		—	$—

	12-31-10 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received		12-31-11 Share Balance	12-31-11 Market Value
Pathfinder Aggressive
Ivy Funds VIP Bond	573	$4,159	$919	$74	$100		1,134	$6,582
Ivy Funds VIP Dividend Opportunities	1,307	779	1,005	244	84		1,246	8,064
Ivy Funds VIP Growth	1,062	853	1,540	781	42		958	9,764
Ivy Funds VIP International Core Equity	576	1,228	653	230	147		598	8,778
Ivy Funds VIP International Growth	1,345	902	3,695	760	46		903	7,093
Ivy Funds VIP Limited-Term Bond	1,952	2,247	2,288	23	163		1,942	9,775
Ivy Funds VIP Mid Cap Growth	438	356	500	360	—	*	397	3,322
Ivy Funds VIP Small Cap Growth(2)	224	385	369	194	—		216	2,016
Ivy Funds VIP Small Cap Value	369	987	820	253	25		369	5,382
Ivy Funds VIP Value	857	526	527	208	35		827	4,609
				$3,127	$642			$65,385

194	ANNUAL REPORT	2011

	12-31-10 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received		12-31-11 Share Balance	12-31-11 Market Value
Pathfinder Conservative
Ivy Funds VIP Bond	3,561	$13,978	$3,786	$344	$589		5,318	$30,862
Ivy Funds VIP Dividend Opportunities	1,908	5,615	2,117	846	117		2,362	15,289
Ivy Funds VIP Growth	511	2,002	842	499	19		599	6,107
Ivy Funds VIP International Core Equity	212	1,716	428	184	52		287	4,211
Ivy Funds VIP International Growth	433	1,341	4,384	403	14		—	—
Ivy Funds VIP Limited-Term Bond	1,346	3,096	1,122	10	134		1,736	8,736
Ivy Funds VIP Mid Cap Growth	181	670	235	250	—	*	212	1,778
Ivy Funds VIP Money Market	13,554	6,040	2,245	—	3		17,349	17,349
Ivy Funds VIP Small Cap Growth(2)	77	390	140	111	—		96	899
Ivy Funds VIP Small Cap Value	48	390	129	78	3		62	901
Ivy Funds VIP Value	253	683	234	123	10		317	1,765
				$2,848	$941			$87,897

	12-31-10 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received		12-31-11 Share Balance	12-31-11 Market Value
Pathfinder Moderate
Ivy Funds VIP Bond	15,133	$42,430	$13,547	$1,447	$2,876		20,136	$116,870
Ivy Funds VIP Dividend Opportunities	10,708	28,052	5,814	2,313	756		13,810	89,408
Ivy Funds VIP Growth	4,641	15,558	3,602	3,261	201		5,675	57,830
Ivy Funds VIP International Core Equity	2,162	15,691	1,181	492	600		3,044	44,667
Ivy Funds VIP International Growth	6,621	19,686	26,037	5,182	245		5,108	40,131
Ivy Funds VIP Limited-Term Bond	8,581	49,510	5,715	87	1,265		17,253	86,833
Ivy Funds VIP Mid Cap Growth	2,296	7,662	1,823	2,259	1		2,817	23,572
Ivy Funds VIP Money Market	43,191	20,019	5,726	—	11		57,484	57,484
Ivy Funds VIP Small Cap Growth(2)	978	4,670	1,190	976	—		1,276	11,915
Ivy Funds VIP Small Cap Value	1,209	9,220	1,896	1,107	90		1,639	23,876
Ivy Funds VIP Value	4,017	9,761	1,889	961	180		5,248	29,236
				$18,085	$6,225			$581,822

	12-31-10 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received		12-31-11 Share Balance	12-31-11 Market Value
Pathfinder Moderately Aggressive
Ivy Funds VIP Bond	8,112	$70,216	$9,386	$850	$1,741		18,749	$108,818
Ivy Funds VIP Dividend Opportunities	11,444	44,512	4,610	1,957	916		17,140	110,960
Ivy Funds VIP Growth	4,960	27,572	4,239	3,877	243		7,046	71,808
Ivy Funds VIP International Core Equity	2,893	31,058	772	291	909		4,729	69,376
Ivy Funds VIP International Growth	8,854	40,281	29,910	6,790	371		9,063	71,203
Ivy Funds VIP Limited-Term Bond	13,797	50,337	12,023	194	1,651		21,422	107,815
Ivy Funds VIP Mid Cap Growth	3,065	15,151	2,043	2,977	2		4,370	36,570
Ivy Funds VIP Money Market	23,139	16,588	4,037	—	6		35,690	35,690
Ivy Funds VIP Small Cap Growth(2)	1,566	10,702	1,655	1,534	—		2,374	22,176
Ivy Funds VIP Small Cap Value	2,259	24,474	2,895	1,783	191		3,559	51,857
Ivy Funds VIP Value	4,295	15,355	1,580	819	218		6,515	36,297
				$21,072	$6,248			$722,570

	12-31-10 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received		12-31-11 Share Balance	12-31-11 Market Value
Pathfinder Moderately Conservative
Ivy Funds VIP Bond	6,236	$27,148	$5,318	$582	$1,151		10,035	$58,246
Ivy Funds VIP Dividend Opportunities	3,530	10,313	2,584	1,021	242		4,587	29,698
Ivy Funds VIP Growth	1,377	5,259	1,462	1,101	58		1,696	17,288
Ivy Funds VIP International Core Equity	445	3,591	460	193	120		632	9,278
Ivy Funds VIP International Growth	1,818	5,937	8,971	1,659	65		1,212	9,524
Ivy Funds VIP Limited-Term Bond	2,829	6,802	1,803	25	297		3,822	19,234
Ivy Funds VIP Mid Cap Growth	757	2,802	721	858	1		935	7,828
Ivy Funds VIP Money Market	21,358	10,006	2,713	—	5		28,651	28,651
Ivy Funds VIP Small Cap Growth(2)	161	832	225	187	—		212	1,978

See footnotes on page 196.

2011	ANNUAL REPORT	195

	12-31-10 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-11 Share Balance	12-31-11 Market Value
Ivy Funds VIP Small Cap Value	100	$827	$193	$116	$7	136	$1,983
Ivy Funds VIP Value	1,324	3,571	828	422	58	1,744	9,713
				$6,164	$2,004		$193,421

*	Not shown due to rounding.
(1)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from the underlying securities.
(2)	No dividends were paid during the preceding 12 months.

9.	WRITTEN OPTION ACTIVITY ($ amounts in thousands)

Transactions in written options were as follows:

Portfolio	Outstanding at 12-31-10	Options written	Options closed	Options exercised	Options expired	Outstanding at 12-31-11
Asset Strategy
Number of Contracts	6,486	24,442	(10,701)	(2)	(16,297)	3,928
Premium Received	$1,959	$20,003	$(6,445)	$(835)	$(11,399)	$3,283

Mid Cap Growth
Number of Contracts	676	5,097	(2,351)	(774)	(2,394)	254
Premium Received	$196	$972	$(400)	$(272)	$(420)	$76

Real Estate Securities
Number of Contracts	—	169	—	—	—	169
Premium Received	$—	$19	$—	$—	$—	$19

Science and Technology
Number of Contracts	—	6,796	(3,506)	—	(801)	2,489
Premium Received	$—	$1,011	$(390)	$—	$(456)	$165

Small Cap Value
Number of Contracts	308	19,623	(2,113)	(4,557)	(13,261)	—
Premium Received	$11	$755	$(141)	$(204)	$(421)	$—

Value
Number of Contracts	3,166	39,895	(8,021)	(8,421)	(22,682)	3,937
Premium Received	$306	$2,222	$(602)	$(680)	$(1,112)	$134

10.	BUSINESS COMBINATIONS (All amounts in thousands)

On March 29, 2010, Bond acquired all the net assets of Mortgage Securities pursuant to a plan of reorganization approved by the shareholders of Mortgage Securities on March 1, 2010. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 6,957 shares of Bond (valued at $37,277) for the 8,522 shares of Mortgage Securities outstanding on March 29, 2010. The investment portfolio of Mortgage Securities, with a fair value of $37,185 and identified cost of $37,056 was the principal asset acquired by Bond. For financial reporting purposes, assets received and shares issued by Bond were recorded at fair value; however, the identified cost of the investments received from Mortgage Securities was carried forward to align ongoing reporting of Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Mortgage Securities had net assets of $37,277, including $129 of net unrealized appreciation in value of investments and $4,623 of accumulated net realized losses on investments, which were combined with those of Bond. The aggregate net assets of Bond and Mortgage Securities immediately before the acquisition were $511,903 and $37,277, respectively. The aggregate net assets of Bond and Mortgage Securities immediately following the acquisition were $549,180 and $0, respectively.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Mortgage Securities that have been included in Bond’s Statement of Operations since March 29, 2010.

11.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

196	ANNUAL REPORT	2011

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at www.sec.gov.

2011	ANNUAL REPORT	197

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ivy Funds VIP

To the Shareholders and Board of Trustees of Ivy Funds Variable Insurance Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Ivy Funds Variable Insurance Portfolios (the “Trust”) comprising the Ivy Funds VIP Pathfinder Aggressive, Ivy Funds VIP Pathfinder Conservative, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Aggressive, and Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Asset Strategy, Ivy Funds VIP Balanced, Ivy Funds VIP Bond, Ivy Funds VIP Core Equity, Ivy Funds VIP Dividend Opportunities, Ivy Funds VIP Energy, Ivy Funds VIP Global Bond, Ivy Funds VIP Global Natural Resources, Ivy Funds VIP Growth, Ivy Funds VIP High Income, Ivy Funds VIP International Core Equity, Ivy Funds VIP International Growth, Ivy Funds VIP Limited-Term Bond, Ivy Funds VIP Micro Cap Growth, Ivy Funds VIP Mid Cap Growth, Ivy Funds VIP Money Market, Ivy Funds VIP Real Estate Securities, Ivy Funds VIP Science and Technology, Ivy Funds VIP Small Cap Growth, Ivy Funds VIP Small Cap Value, and Ivy Funds VIP Value, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, brokers, and transfer agent; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Ivy Funds Variable Insurance Portfolios as of December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 21, 2012

198	ANNUAL REPORT	2011

INCOME TAX INFORMATION

Ivy Funds VIP	AMOUNTS NOT ROUNDED

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations for the tax period ended December 31, 2011:

Dividends Received Deduction for Corporations
Pathfinder Aggressive	$185,445
Pathfinder Conservative	121,016
Pathfinder Moderate	612,901
Pathfinder Moderately Aggressive	949,266
Pathfinder Moderately Conservative	286,073
Asset Strategy	8,744,609
Balanced	4,531,169
Bond	—
Core Equity	5,225,566
Dividend Opportunities	3,118,532
Energy	—
Global Bond	—
Global Natural Resources	—
Growth	3,549,880
High Income	—
International Core Equity	215,206
International Growth	94,748
Limited-Term Bond	—
Micro Cap Growth	—
Mid Cap Growth	1,242,756
Money Market	—
Real Estate Securities	—
Science and Technology	1,112,831
Small Cap Growth	131,589
Small Cap Value	1,075,561
Value	2,231,161

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

Pathfinder Aggressive	$1,552,345
Pathfinder Conservative	1,183,800
Pathfinder Moderate	6,406,025
Pathfinder Moderately Aggressive	7,174,648
Pathfinder Moderately Conservative	2,215,081
Asset Strategy	—
Balanced	23,650,543
Bond	3,669,413
Core Equity	8,921,910
Dividend Opportunities	—
Energy	—
Global Bond	—
Global Natural Resources	—
Growth	32,422,433
High Income	—
International Core Equity	—
International Growth	—
Limited-Term Bond	—
Micro Cap Growth	—
Mid Cap Growth	3,645,324
Money Market	—
Real Estate Securities	—
Science and Technology	7,465,737
Small Cap Growth	1,064,319
Small Cap Value	—
Value	—

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
International Core Equity	$1,493,155	$19,147,635
International Growth	703,398	9,839,698

2011	ANNUAL REPORT	199

BOARD OF TRUSTEES AND OFFICERS

Ivy Funds VIP

Each of the individuals listed below serves as a trustee for the Trust (26 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (20 portfolios) and InvestEd Portfolios (3 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (31 portfolios). Jarold Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Ivy Family of Funds.

Board members who are not “interested persons” of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Trust’s Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present); Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); Boettcher Aeriel, Inc. (1979 to present)	Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to 2011); Governance Committee Member of Kansas State University Foundation; Director, Kansas Bioscience Authority (2009 to 2011); Member of Kansas Foundation for Medical Care (until 2010); Trustee, Ivy Funds (31 portfolios overseen)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present)	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (insurance) (2009 to present)
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (financial services); Trustee, Liberty Memorial Association (WWI National Museum) (1998 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier National Heritage Area (education) (2005 to present)
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2009 Fund Complex: 1998 Trust: 2009 Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003 to 2005)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2009 Fund Complex: 1998	Dean of the College of Law, University Vice President and Director of Law Center, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present)	Director, Graymark HealthCare (2008 to present); Director and Shareholder, Valliance Bank N.A.; Independent Director, LSQ Manager, Inc. (2007 to present); Trustee, Melbourne Family Support Organization (non-profit) (2006 to present); Independent Chairman and Trustee, Ivy Funds (31 portfolios overseen)

200	ANNUAL REPORT	2011

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2009 Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008)	None
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2009 Fund Complex: 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system) (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998 to 2009)
Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Fund Complex: 1996	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	Director, American Red Cross (social services) (2003 to 2010); Director, Starlight Theatre of Kansas City (community service) (2000 to 2008); Director, Rockhurst University (education) (2003 to 2009); Director, March of Dimes Birth Defects Foundation, greater Kansas City chapter (2001 to 2009)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2009 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (until 2003); formerly, Dean, Bloch School of Business (1980 to 1986), Vice Chancellor (1988 to 1991), Chancellor (1992 to 1999), Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	Director, Menorah Medical Center Foundation; Director, Economic Development Corporation of Kansas City; Director, Country Club Bank, Kansas City; Trustee, Ivy Funds (31 portfolios overseen)

*Each Trustee became a Trustee in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex (each a Predecessor Fund).

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including each Portfolio’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), each Portfolio’s principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and each Portfolio’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

Name and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee/Officer Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael L. Avery 1953	Trustee	Trust: 2009 Fund Complex: 2007	President of WDR (2010 to present); formerly Chief Investment Officer (CIO) of WDR (2005 to 2011); formerly CIO of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005 to 2010); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO and IICO (2005 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present)	Director of WDR, WRIMCO and IICO
Henry J. Herrmann 1942	President Trustee	Trust: 2009 Fund Complex: 2001 Trust: 2009 Fund Complex: 1998	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); President and Trustee of each of the funds in the Fund Complex	Director of WDR, IICO, WRIMCO, WISC and Waddell & Reed; Director, Blue Cross Blue Shield of Kansas City; Director, United Way of Greater Kansas City; Trustee, Ivy Funds (31 portfolios overseen)

*Each Trustee became a Trustee (and, as applicable, an officer) in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more Predecessor Fund.

2011	ANNUAL REPORT	201

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

Name and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Mara D. Herrington 1964	Vice President Secretary	2009 2009	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)
Joseph W. Kauten 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2009 2009 2009 2009	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)
Kristen A. Richards 1967	Vice President Assistant Secretary Associate General Counsel	2009 2009 2009	2000 2006 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present)
Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex
Daniel C. Schulte 1965	Vice President General Counsel Assistant Secretary	2009 2009 2009	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)

*This is the date when the Officer first became an officer of one or more Predecessor Funds.

202	ANNUAL REPORT	2011

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

Ivy Funds VIP

At its meeting on August 9 and 10, 2011, the Trust’s Board of Trustees, including all of the Disinterested Trustees, considered and approved the continuance of the existing Investment Management Agreement between WRIMCO and the Trust as to each of its Portfolios and, for certain Portfolios, of the Investment Subadvisory Agreement (each, a “Subadvisory Agreement”) between WRIMCO and the Portfolio subadvisor pursuant to which the subadvisor provides day-to-day investment advisory services. The Disinterested Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Trustees also received and considered a memorandum from their independent legal counsel regarding the Disinterested Trustees’ responsibilities in evaluating the Investment Management Agreement (“Management Agreement”) and, if applicable, the Subadvisory Agreement, for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Trustees’ evaluation of the Management Agreement and the Subadvisory Agreements. In addition, the Disinterested Trustees engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO and, as applicable, to each subadvisor a request letter for information to be provided to the Trustees in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio and of the Subadvisory Agreements, as applicable. WRIMCO and each subadvisor provided materials to the Trustees that included responses to the request letter and other information WRIMCO and the subadvisor, as applicable, believed was useful in evaluating the continuation of the Management Agreement and the Subadvisory Agreements (the “Initial Response”). Thereafter, independent legal counsel sent to WRIMCO a supplemental request letter for certain additional information, and WRIMCO provided additional information in response to this request letter. The Trustees also received reports prepared by an independent third party, Lipper Inc. (“Lipper”), relating to the performance and expenses of each Portfolio except for Global Bond and Limited-Term Bond, which commenced operations in 2010, compared to the performance of the universe of comparable mutual funds selected by Lipper (the “Performance Universe”) and to the expenses of a peer group of comparable funds selected by Lipper (the “Peer Group”), respectively. Further, the Trustees received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Trustees received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, “W&R”) to each Portfolio. In addition, during the course of the year, W&R and, as applicable, the subadvisors had provided information relevant to the Trustees’ consideration of the continuance of the Management Agreement with respect to each Portfolio and the Subadvisory Agreements.

Nature, Extent and Quality of Services

Provided to the Portfolios

The Trustees considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement and by each subadvisor pursuant to its Subadvisory Agreement.

The Trustees considered WRIMCO’s and, as applicable, each subadvisor’s research and portfolio management capabilities and that W&R also provides oversight of day-to-day portfolio operations, including but not limited to portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Trustees also considered WRIMCO’s and, as applicable, each subadvisor’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for each Portfolio and, as applicable, those brokers’ and dealers’ provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Trustees considered the information provided by WRIMCO and, as applicable, each subadvisor regarding its compliance program and compliance matters, if any, over the past year. The Trustees also considered the favorable history, reputation, qualification and background of WRIMCO and W&R’s extensive administrative, accounting and compliance infrastructure, as well as WRIMCO’s supervisory activities over each subadvisor.

Performance, Management Fee and Expense Ratio for each Portfolio.

The Trustees considered each Portfolio’s performance, both on an absolute basis and in relation to the performance of its Performance Universe. Each Portfolio’s performance was also compared to relevant market indices and to a Lipper index, as applicable. The Trustees noted the independent fee consultant’s finding that the Portfolios had generally strong performance for the longer-term periods reviewed.

The Trustees considered the management fees and total expenses of each Portfolio and also considered each Portfolio’s management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Trustees’ review also included consideration of each Portfolio’s management fees at various asset levels in relation to the management fees at those asset levels of funds within a peer group of comparable mutual funds selected by and as shown in the reports from Lipper (“Lipper Group”). They also considered each Portfolio’s non-management fees in relation to the non-management fees of its Peer Group, the amount of assets in each Portfolio, and factors affecting the Portfolios’ expense ratios. In addition, the Trustees considered, for each Portfolio, the management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio (“Similar Funds”). The Trustees also

2011	ANNUAL REPORT	203

considered, for each Portfolio, the subadvisory fees, if any, paid to WRIMCO or the subadvisor, as applicable, (or their respective affiliates) by other mutual funds advised by WRIMCO or the subadvisor (or their respective affiliates), as well as the management fees, if any, paid by other client accounts managed by WRIMCO or the subadvisor (or their respective affiliates), with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio (each of such accounts, an “Other Account”).

Additional Considerations with Respect to Each Portfolio

Asset Strategy

The Trustees considered that Asset Strategy’s total return performance was higher than the Performance Universe median for the one-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s defensive positioning had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 8, 2011, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were lower than or equal to the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Balanced

The Trustees considered that Balanced’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were equal to the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were higher than, and at other asset levels were lower than or equal to, the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was lower for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Bond

The Trustees considered that Bond’s total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in higher credit quality bonds had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 8, 2011, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was higher than the Peer Group median and that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were higher than, and at other asset levels were lower than, the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for certain asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

204	ANNUAL REPORT	2011

Core Equity

The Trustees considered that Core Equity’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level and the Similar Funds’ advisory fees were lower for other asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Dividend Opportunities

The Trustees considered that Dividend Opportunities’ total return performance was higher than the Performance Universe median and the Lipper index for the one-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2011. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in higher-quality stocks, its overweighting and stock selection in the financial sector and its cash position had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 8, 2011, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was higher than the Peer Group median and that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group, except for one asset level that was equal to the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Energy

The Trustees considered that Energy’s total return performance was higher than the Performance Universe median and the Lipper index for the one- and three-year periods for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2011.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were equal to or higher than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Global Bond

The Trustees considered that Global Bond had commenced operations in 2010 and, thus, was not included in the Lipper data. The Trustees considered the information that they had received from WRIMCO since the Portfolio’s inception regarding the operations of the Portfolio.

The Trustees noted that they considered the range and average of the management fees and expense ratios of a peer group of comparable funds when they approved the initial Management Agreement. They considered that the Portfolio has breakpoints in its management fee schedule.

2011	ANNUAL REPORT	205

The Trustees also considered that the Similar Funds had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule, except that a Similar Fund’s advisory fee was lower for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Global Natural Resources

The Trustees considered that Global Natural Resources’ total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, and five-year periods for which information was provided, since the Portfolio did not have a seven-year performance record as of March 31, 2011. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in international stocks and material stocks had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 8, 2011, provided by WRIMCO in its Initial Response. The Trustees also noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with Mackenzie Financial Corporation, the Portfolio’s sub-adviser.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule (including a sub-advisory fee to the sub-adviser that was the same as the Portfolio’s) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Growth

The Trustees considered that Growth’s total return performance was higher than the Performance Universe median and Lipper index for the five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in higher-quality stocks and its overweighting and stock selection in the financial sector had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 8, 2011, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was equal to the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

High Income

The Trustees considered that High Income’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

206	ANNUAL REPORT	2011

International Core Equity

The Trustees considered that International Core Equity’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at one asset level were higher than, and at other asset levels were lower than or equal to, the median for its Lipper Group.

The Trustees also considered that a Similar Fund had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that the Similar Fund’s advisory fee was lower for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

International Growth

The Trustees considered that International Growth’s total return performance was higher than the Performance Universe median for the one-, five-, and seven-year periods and higher than the Lipper index for the one-, three-, five-, and seven-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in higher-quality stocks, underweighting in the materials sector and cash position had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 8, 2011, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were lower than, and at other asset levels were higher than or equal to, the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level and lower for another asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Limited-Term Bond

The Trustees considered that Limited-Term Bond had commenced operations in 2010 and, thus, was not included in the Lipper data. The Trustees considered the information that they had received from WRIMCO since the Portfolio’s inception regarding the operations of the Portfolio.

The Trustees noted that they considered the range and average of the management fees and expense ratios of a peer group of comparable funds when they approved the initial Management Agreement. They considered that the Portfolio has breakpoints in its management fee schedule.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Micro Cap Growth

The Trustees considered that Micro Cap Growth’s total return performance was higher than the Performance Universe median for the three-year period, equal to the Performance Universe median for the one- and seven-year periods and higher than the Lipper index for the one-, three-, and seven-year periods. The Trustees also noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with Wall Street Associates, the Portfolio’s sub-adviser.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

2011	ANNUAL REPORT	207

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule (including a sub-advisory fee to the sub-adviser that was the same as the Portfolio’s) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees also considered that the Other Accounts of a similar size managed by the sub-adviser had advisory fees that were higher than the sub-advisory fees for the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Mid Cap Growth

The Trustees considered that Mid Cap Growth’s total return performance was higher than the Performance Universe median and Lipper index for the one-, three-, and five-year periods for which information was provided, since the Portfolio did not have a seven-year performance record as of March 31, 2011.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Money Market

The Trustees considered that Money Market’s total return performance was higher than the Performance Universe median for the one-, three- and five-year periods, equal to the Performance Universe median for the seven-year period and higher than the Lipper index for the one-, three-, and five-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that the Portfolio’s effective management fees at certain asset levels were higher than, and at other asset levels were lower than or equal to, the median for its Lipper Group. The Trustees also considered the expenses incurred by WRIMCO to maintain the yield of the Portfolio at a minimum of at least two basis points.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Pathfinder Aggressive

The Trustees considered that Pathfinder Aggressive’s total return performance was higher than the Performance Universe median and the Lipper index for the one- and three-year periods for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2011.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Conservative

The Trustees considered that Pathfinder Conservative’s total return performance was higher than the Performance Universe median for the one-year period and lower than the Performance Universe median for the three-year period for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2011. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in Bond and Money Market had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 8, 2011, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was equal to the Peer Group median.

208	ANNUAL REPORT	2011

Pathfinder Moderate

The Trustees considered that Pathfinder Moderate’s total return performance was higher than the Performance Universe median for the one- and three-year periods for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2011.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Moderately Aggressive

The Trustees considered that Pathfinder Moderately Aggressive’s total return performance was higher than the Performance Universe median for the one- and three-year periods for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2011.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Moderately Conservative

The Trustees considered that Pathfinder Moderately Conservative’s total return performance was higher than the Performance Universe median for the three-year period for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2011.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Real Estate Securities

The Trustees considered that Real Estate Securities’ total return performance was higher than the Performance Universe median and the Lipper index for the one- and three-year periods and lower than the Performance Universe median and Lipper index for the five-year period for which information was provided, since the Portfolio did not have a seven-year performance record as of March 31, 2011. The Trustees noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with Advantus Capital Management, Inc.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule (including a sub-advisory fee to the sub-adviser that was the same as the Portfolio’s) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees also considered that the Other Accounts of a similar size managed by the sub-adviser had advisory fees that were close to or higher than the sub-advisory fees for the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Science and Technology

The Trustees considered that Science and Technology’s total return performance was higher than the Performance Universe median for the one-, five-, seven-, and ten-year periods and was higher than the Lipper index for the five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in higher-quality stocks had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 8, 2011, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Account had advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Account to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, the difference in fees paid by the Other Account was consistent with the additional management and other services provided by WRIMCO to the Portfolio.

2011	ANNUAL REPORT	209

Small Cap Growth

The Trustees considered that Small Cap Growth’s total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Small Cap Value

The Trustees considered that Small Cap Value’s total return performance was higher than the Performance Universe median for the three- and five-year periods and was higher than the Lipper index for the three-, five-, and seven-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Value

The Trustees considered that Value’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2011.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Account had advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Account to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, the difference in fees paid by the Other Account was consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Profitability and Economies of Scale

The Trustees also considered that the management fee structure of each Portfolio (except Money Market, which has a single management fee rate, and Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (each, a “Pathfinder Portfolio”), which have no management fee) includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Trustees also considered the management fee rate reductions that became effective October 1, 2006, and remain in effect for Asset Strategy, Bond, Core Equity, Growth, High Income, International Growth, Mid Cap Growth, Science and Technology, Small Cap Growth, Value and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for each of these Portfolios on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to each Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Trustees considered specific data as to WRIMCO’s profit or loss with respect to the Portfolio for a recent period. The Trustees also considered WRIMCO’s methodology for determining this data. In addition, the Trustees considered the soft dollar arrangements with respect to Portfolio portfolio transactions, as applicable.

210	ANNUAL REPORT	2011

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio and, as applicable, a Portfolio’s Subadvisory Agreement, the Trustees considered the best interests of the Portfolio, the reasonableness of the management fee paid or proposed to be paid under the Management Agreement, and, as applicable, the subadvisory fee paid under the Subadvisory Agreement, and the overall fairness of the Management Agreement, and, as applicable, the Subadvisory Agreement. The Trustees considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio and, as applicable, its Subadvisory Agreement, without any one factor being dispositive:

•	the performance of the Portfolio compared with the performance of its Performance Universe and with relevant indices;
•	the Portfolio’s investment management fees and total expenses compared with the management fees and total expenses of its Peer Group;
•	the existence or appropriateness of breakpoints in the Portfolio’s management fees (except for the Pathfinder Portfolios);
•

the Portfolio’s investment management fees compared with the management fees of Similar Funds or Other Accounts managed by WRIMCO (or its affiliate), as applicable, and the Portfolio’s subadvisory fees compared with the subadvisory fees of Other Accounts managed by the subadvisor, as applicable;

•	the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;
•	the other benefits that accrue to WRIMCO as a result of its relationship to the Portfolio; and
•	the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that each Portfolio’s Management Agreement and, as applicable, its Subadvisory Agreement, are fair and reasonable and that continuance of the Management Agreement and, as applicable, the Subadvisory Agreement, is in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; the performance of the Portfolio was satisfactory (except Bond and Global Natural Resources, with respect to which the Board was satisfied by the discussions with WRIMCO about these Portfolios); it retained confidence in WRIMCO’s overall ability to manage the Portfolio; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Portfolio (other than Money Market and the Pathfinder Portfolios), the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio.

Summary of Independent Fee Consultant Report

The Disinterested Trustees of Waddell & Reed Advisors Funds (“Advisors Funds”), Ivy Funds Variable Insurance Portfolios (“Ivy Funds VIP”) and Waddell & Reed InvestEd Portfolios (“Invested”) (collectively, and including their respective series, the “Funds”) appointed an Independent Fee Consultant (“IFC”) to manage the process by which proposed management fees paid by the Funds to Waddell & Reed Investment Management Company (“WRIMCO”) are negotiated. The IFC does not replace the Trustees in negotiating management fees and does not substitute his or her judgment for that of the Trustees about the reasonableness of the proposed fees.

The following is a summary of the Report’s discussion of the process and materials used by the Disinterested Trustees on August 10, 2011 in connection with the renewal of each Fund’s investment management agreement with WRIMCO, related materials and the IFC’s findings.

Analysis of the Process

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Trustees go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds’ respective investment management agreements with WRIMCO and the sub-advisory agreements with certain sub-advisors to Funds within Ivy Funds VIP. The Report stated that the IFC participated throughout the contract renewal process.

Analysis of Materials

The Disinterested Trustees received and considered informational materials that were prepared by WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (“WRSCO”) (collectively, “Waddell”) and The Lipper Company (“Lipper”) in response to the data requested by the Disinterested Trustees through each Fund’s Compliance & Governance Committee and K&L Gates LLP, counsel to the Funds and the Disinterested Trustees. The IFC used these materials and other information received by the Disinterested Trustees throughout the year to analyze trends and comparative information about the six factors discussed below.

(1) Nature and Quality of Services

The Report stated that the IFC’s experience is that mutual fund trustees should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes). Accordingly, the Report concentrated on the Lipper 3-year performance data.

2011	ANNUAL REPORT	211

The Report stated that, overall, the Funds reflect strong comparative performance in the 3-, 5-, 7- and 10-year periods ended March 31, 2011. The 5- and 7-year performance has almost 80% of the Funds in the first two quartiles of their performance universes. The 3-year performance has 66% of the Funds in the first two quartiles. The Report noted that 1-year performance for the period ended March 31, 2011, has 77% of the Funds in the first two quartiles compared to 30% for the one-year period ended March 31, 2010.1

(2) Management Fees

The Report noted that the IFC reviewed how actual management fees for each of the Funds have changed in ranking from 2010 to 2011. With respect to the Funds within Advisors Funds, the Report stated that, in aggregate, 55% of the Funds within Advisors Funds have management fees above their peer group median a slight improvement over the 2010 median of 56%. The change in actual management fees, by Fund, range from a 2.3 basis point reduction to a 1.5 basis point increase. With respect to the Funds within Ivy Funds VIP, the Report stated that, in aggregate, 58% of the Funds (excluding the Pathfinder Portfolios) have management fees above their peer group median and noted that the average ranking of 59% had increased slightly from last year. With respect to the Funds within InvestEd, the Report noted that the percentile ranking was the highest possible because there are no management fees charged to these Funds.

The Report noted that, with the exception of the Ivy Funds VIP Energy Portfolio and Pathfinder Portfolios, all of the Advisors Funds and Ivy Funds VIP realized a reduction in total expense ratios between 2010 and 2011. The Report also noted that certain Funds have higher total expenses than the peer groups and that this is often caused by non-management fees. The Report commented that Waddell’s business model tends to result in higher non-management expenses. This business model targets the small- to mid-level investor population, an approach that has resulted in many smaller accounts relative to the general mutual fund industry.

(3) Possible Economies of Scale

The Report noted that all Funds except the money market Funds already have breakpoints in place that appear adequate in providing economies of scale.

(4) Management Fees for Other Clients

The Report noted that Advisors Funds and Ivy Funds VIP have Funds with similar investment strategies and, in general, these corresponding Funds have comparable contractual management fees. The Report stated that actual management fee variances can be explained by the larger average asset size of particular Funds within Advisors Funds, causing some of these Funds to reach breakpoints and reductions in management fees, or the fact that certain Funds have fee waivers. The Report further noted that the Funds within Advisors Funds or Ivy Funds VIP that correspond to funds within Ivy Funds having similar investment strategies also have comparable contractual management fees considering comparable asset levels and breakpoints.

The Report noted that WRIMCO manages money for different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals (collectively, “separate accounts”). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Funds within Advisors Funds and Ivy Funds VIP. In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to, among other factors, the different type of responsibilities borne by WRIMCO as a mutual fund manager and as a separate account manager. The IFC found these differences reasonable.

(5) and (6) WRIMCO Costs and Profitability

The Report noted that the disinterested trustees of mutual funds generally are required to consider the cost and profitability of the fund’s advisory contract to the adviser. WRIMCO provided an analysis of the profitability of each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested trustees often review the overall profitability of their funds to the funds’ investment advisers. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell’s parent company and other public companies in the investment business. The Report found that this analysis places Waddell’s parent company near the median of its Lipper peers.

***

The Report concluded that the IFC monitored the contract renewal process, reviewed the materials, and reached the following conclusions: (1) the contract renewal process conducted under the supervision of the Disinterested Trustees has been careful, deliberate, and conscientious; (2) the materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Trustees and the Funds’ Boards of Trustees; and (3) the discussion which took place leading up to and at the meetings of the Disinterested Trustees and the Funds’ Boards of Trustees was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

[1]	The Report noted that the 2010 one-year performance is reflected in lower 3-year rankings for the current year.

212	ANNUAL REPORT	2011

ANNUAL PRIVACY NOTICE

Ivy Funds VIP

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

2011	ANNUAL REPORT	213

PROXY VOTING INFORMATION

Ivy Funds VIP

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Ivy Funds VIP

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

214	ANNUAL REPORT	2011

The Ivy Funds Variable Insurance Portfolios Family

Global/International Portfolios

International Core Equity

International Growth

Domestic Equity Portfolios

Core Equity

Dividend Opportunities

Growth

Micro Cap Growth

Mid Cap Growth

Small Cap Growth

Small Cap Value

Value

Fixed Income Portfolios

Bond

Global Bond

High Income

Limited-Term Bond

Money Market Portfolios

Money Market

Specialty Portfolios

Asset Strategy

Balanced

Energy

Global Natural Resources

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Real Estate Securities

Science and Technology

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Funds Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus as well as the variable product prospectus.

2011	ANNUAL REPORT	215

ANN-IVYVIP (12-11)

ITEM 2.    CODE OF ETHICS

(a)	As of December 31, 2011, the Registrant has adopted a code of ethics (the Code), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Albert W. Herman is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Herman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2010	$255,300
2011	303,400

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2010	$8,200
2011	8,200

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2010	$63,600
2011	102,003

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2010	$8,995
2011	14,984

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$80,795 and $125,187 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $151,246 and $252,623 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a) (1)	The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
(Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: March 5, 2012

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: March 5, 2012